UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                         Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                         Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Contents

•	Shareholder Letter

1	Management Discussion & Analysis

7	Portfolio Highlights & Investments

112	Statements of Assets and Liabilities

116	Statements of Operations

120	Statements of Changes in Net Assets

126	Notes to Financial Statements

144	Financial Highlights

161	Report of Independent Registered Public Accounting Firm

162	Fund Expenses

164	Approval of Investment Advisory Agreement

172	Trustees & Officers

Annual Report

Shareholder Letter

# Dear Shareholders,

One word will likely characterize 2022 in economic history books: inflation. Inflation surged worldwide and remains elevated today, well above global central bank targets. Created from supply chain snags, war-related commodity disruptions, and historic post-pandemic fiscal stimulus, inflation rapidly took hold. Central banks moved aggressively to combat the rapid increase in the price level. Developed countries moved more slowly than developing countries as they focused on the stated timeline for ending Quantitative Easing and the proper sequencing for the removal of years of monetary accommodation. The Federal Reserve, as the world's most influential central bank, raised its policy rate by 300 basis points through September. U.S. and global financial conditions tightened sharply as the U.S. dollar strengthened. Global interest rates increased across all maturities, and riskier assets, such as equities and credit sectors in the bond market, suffered.

This market environment resulted in a drop in the value of public market securities, sparing few sectors from the negative impact of the swift change in market reality. Reflecting on the resulting loss of portfolio market value, we search for a silver lining. What we find is that investors are finally being rewarded with yield for taking investment risk. The larger-than-typical increases in the Federal Funds rate at each FOMC meeting have moved yields on high-quality fixed-income investments to levels not seen since right before the Global Financial Crisis. For savers and investors who rely on investment income to support their living expenses, this is a welcome relief. But to retain purchasing power and maintain living standards, global central banks must get the job done by combating inflation.

What might 2023 have in store? Expecting a recession in the next 12 months is prudent as a base case. An inverted yield curve, weakness in housing, and a rapid pace of central bank hikes typically precede economic downturns. As a lagged effect of central bank tightening, inflation pressures will likely ebb. However, the critical question is whether inflation fades fast enough to allow central banks to focus on weaker economic growth instead of inflation. We suspect inflation will remain sticky, keeping central banks in inflation-fighting mode. Policymakers may even welcome a rise in unemployment to help combat inflation. As a result, recession concerns and tight monetary policy will pressure risk assets.

While we don't know the future, we do know 2023 is likely to have uncertainty and we appreciate having you on the journey with us.

Best Wishes,

Mary Beth Syal

Mary Beth Syal
Principal Executive Officer, Paydenfunds

Management Discussion & Analysis

Short Duration Bond Strategies

In stark contrast to 2021, 2022 was characterized by aggressive monetary policy responses from global central banks to combat persistent inflationary pressures. Interest rates increased across the curve along with global central bank policy rates, which resulted in materially negative performance for fixed income assets broadly. Increased concerns around global economic growth caused credit spreads to widen and put additional negative pressure on risk assets. Economic data appears to be slowing and inflation data seems to be moderating, both of which are signs that tighter monetary policy decisions are having the desired effect. Despite tighter monetary policy, continued labor market strength in the US appears to support the market view of a lower probability of severe recession. Looking forward, we expect market volatility to remain high as the path, magnitude and impact of future monetary policy actions remains uncertain. As a result of rate increases and spread widening, portfolio yields have increased to their highest levels in almost 15 years and should help to better withstand further price declines if rates or spreads, or both, continue to increase.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide highly stable daily liquidity. For the fiscal year ended October 31, 2022, the Fund returned 0.78%, compared to a return of 0.68% for the Lipper Government Money Market Average. During the period, the aggressive moves in the Federal Funds rate off of zero presented more opportunity to add yield to the portfolio. While the curve is steep from overnight rates to 1-year maturities, the Fund is defensively positioned short in weighted average life as the uncertainty regarding the ultimate Federal Funds terminal rate remains uncertain.

The Payden Limited Maturity Fund, Investor Class (PYLMX) returned -0.41% and its SI Class (PYLSX) returned -0.36%, for the fiscal year ended October 31, 2022 compared to a return of 0.78% for its benchmark, the ICE BofA US 3-Month Treasury Bill Index. The rapid rise in short term interest rates drove most of the negative performance. The Federal Reserve Board raised the benchmark rate much faster than anticipated in order to curb inflation. Allocations to corporate credit and securitized bonds also contributed to negative performance, as spreads widened in all sectors over the course of the year. With the Federal Reserve funds rate now at 3.75% and rising, the Fund is in a good position to add income and returns at these higher interest rate levels and spreads. The Fund made use of futures and forward currency contracts for hedging purposes. The use of these derivatives impacted performance by 0.00%.

The Payden Low Duration Fund, Investor Class (PYSBX) returned -4.65%, compared to a return of -4.67% for its benchmark, the ICE BofA 1-3 Year US Treasury Index. The Fund’s SI Class (PYLDX) returned -3.34% for the period February 28, 2022 to October 31, 2022. The Fund’s defensively short duration positioning was the largest positive contributor to relative performance as yields increased materially. Allocations to both securitized and corporate securities detracted from performance. The Fund uses futures, swaps and forward currency contracts to hedge certain investment exposures and to manage overall interest rate exposure. Overall, derivatives contributed 0.02% to performance.

The Payden Global Low Duration Fund (PYGSX) returned -4.55% for the fiscal year ended October 31, 2022, compared to a return of -4.98% for its benchmark, the ICE BofA 1-3 Year US Corporate & Government Index. The Fund’s defensive short duration positioning was the largest positive contributor to relative performance, as yields increased materially. Allocations to both securitized and corporate securities detracted from performance. The Fund uses futures, swaps and forward currency contracts to hedge certain investment exposures and to manage overall interest rate exposure. Overall, derivatives contributed 0.02% to performance.

Intermediate Duration Strategies

The Payden U.S. Government Fund, Investor Class (PYUSX) returned -7.14% for the fiscal year ended October 31, 2022, compared to its benchmark the ICE BofA 1–5 year U.S Treasury Index, which returned -6.53%. Over the past year, what were perceived as transitory levels of increasing inflation from the global pandemic turned into more sustained and systemic levels of inflation. The consumer price index reached a peak of 9.1% in Q2 2022, the highest level in over 50 years. The Federal Reserve Board responded to higher inflation by increasing the Federal Funds Rate six times through Q4 2022, bringing rates up from 0% to 4%. The increase in rates was the dominant factor influencing the negative returns for the Fund. In addition, the Federal Reserve Board stopped its large-scale asset purchase programs, or “quantitative easing,” in both U.S. Treasuries and agency mortgages. As a result, agency mortgages underperformed U.S. Treasuries. The Fund’s allocation to agency mortgages was the cause of the slight underperformance of the Fund versus it’s all U.S. Treasury benchmark. The Fund made limited use of interest rate derivatives over the course of the fiscal year. Typically, the Fund will use U.S. Treasury futures to manage interest rate volatility. Derivatives impact

Annual Report   1

Management Discussion & Analysis continued

to performance was 0.10% over the past fiscal year. The Fund is positioned conservatively versus its benchmark, as the inflation data remains unclear and the likelihood of additional increases in rates continues at a high level. The Fund will continue to invest in agency mortgage-backed securities as valuations have reached attractive levels due to the markets transitioning away from the Federal Reserve’s purchase program to one supported by the private markets.

The Payden GNMA Fund (PYGNX) returned -15.01% for the fiscal year ended October 31, 2022, while its benchmark, the ICE BofA US GNMA Mortgage -Backed Securities Index, returned -13.49%. Over the past year, what were perceived as transitory levels of increasing inflation from the global pandemic turned into more sustained and systemic levels of inflation. The consumer price index reached a peak of 9.1% in Q2 2022, the highest level in over 50 years. The Federal Reserve Board responded to higher inflation by increasing the Federal Funds Rate six times through Q4 2022, bringing rates up from 0% to 4%. Longer maturity 10-year U.S. Treasury rates also rose, increasing by over 2.5%. The rise in rates led to the worst performance period for the bond markets since the early 1980’s, and it was the dominant influence in the negative return of the GNMA Fund. The Fund uses mortgage derivatives periodically to hedge and optimize curve exposure in conjunction with our expectation for the future path of interest rate increases. Over the past year, the market impact of derivative was -0.30%. GNMA security valuations are at their cheapest levels in over a decade. Higher yields may encourage private investors to return to the market to replace the Federal Reserve as its purchase programs ended. The rise in mortgage rates to over 7% led to a significant slowdown in prepayment activity. The slowdown in prepayments worked against the Fund, as the Fund’s mortgage coupon mix was more susceptible to the slowdown in prepayments than the overall index.

The Payden Core Bond Fund, Investor Class (PYCBX) returned -16.43% for the fiscal year ended October 31, 2022, compared to a -15.68% for its benchmark, the Bloomberg U.S. Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned -16.70%, and the SI Class (PYCSX) returned -16.36 % for the same period. During the fiscal year, the Fund maintained an income advantage relative to the broad bond market and sought to exploit relative value through sector rotation and bond selection. The Fund’s allocations to emerging market debt and securitized product were the main drivers of underperformance compared to the benchmark. However, positive relative performance was generated via the Fund’s active duration management and Agency MBS positioning. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the fiscal year, forward contracts for currency management detracted 0.07% from performance, and interest rate futures used to hedge interest rate risk detracted 0.07% from performance.

The Payden Corporate Bond Fund, Investor Class (PYACX) generated a net return of -19.53% for the fiscal year ended October 31, 2022, compared to a return of -19.57% for its benchmark, the Bloomberg US Corporate Bond Index. The Fund’s SI Class (PYCTX) returned -15.14% for the period February 28, 2022 through October 31, 2022. These large negative returns were primarily driven by the sharp spike higher in underlying U.S. Treasury yields as the Federal Reserve began an aggressive rate hiking cycle in an effort to combat persistent inflation. However, these negative returns were also exacerbated by a widening in the premium over U.S. Treasuries that investors demanded to own investment-grade credit. During the fiscal year, the Fund’s short duration positioning relative to its index was the biggest driver of alpha as U.S. Treasury yields moved significantly higher across the curve. The Fund used U.S. Treasury futures to hedge duration, as well as to strategically manage overall duration and curve positioning, which detracted 0.03% from performance. The Fund also had on a High Yield CDX position that it closed in the first week of the fiscal year that contributed 0.07% to performance. Security selection within consumer non-cyclicals and energy were additive to performance, while banking and communications were the biggest detractors. The Fund’s allocation to high-yield bonds also contributed nicely to performance, particularly within the energy sector.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned -8.72% for fiscal year ended October 31, 2022, while its benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -15.68%. The Fund’s SI Class (PYSIX) returned -8.62% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This was achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. Over the fiscal year, the Fund’s materially shorter duration posture was the main source of positive relative performance relative to the benchmark. Allocations to securitized product and agency mortgage backed securities were additional drivers of outperformance, while positioning within emerging markets and equities were minor detractors from relative performance. The Fund uses derivatives for interest rate, currency management and credit sector

2   Payden Mutual Funds

management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the reporting period, forward contracts for currency management detracted 0.02% from performance and interest rate futures used to hedge interest rate risk detracted 0.09% from performance.

For the fiscal year ended October 31, 2022, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned -5.32%, compared to a return of 0.56% for its benchmark, the Bloomberg US Treasury Bills 1-Month Index. The Fund’s SI Class (PYAIX) returned -5.10%. The fiscal year has been challenging for fixed income markets despite starting the period with a low unemployment rate, strong consumer confidence, healthy corporate balance sheets and corporate and loan default rates at their lowest level in over a decade. Since the end of October 2021, credit risk premiums have almost doubled across most non-government sectors, US government bond yields increased 2.5-4.5%, and inflation remained pervasive with US CPI year-over-year averaging 7.9%. The strategy initially decreased duration to as low as 0.5 early in 2022, given a more hawkish Federal Reserve stance and persistent inflation. After the Federal Reserve raised its rate by 3%, the Fund increased duration to above 2 years, as the balance between inflation and growth concerns appeared more likely to converge. Mortgage credit was the only positive contributor to performance for the fiscal year. The main detractor to performance was in fixed-rate securities, such as investment-grade corporates and emerging market debt. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, emerging market, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures, as well as efficient investment purposes. Overall, derivatives contributed 0.84% to performance.

Loan Strategy

The leveraged loan market finished the twelve months ended October 31, 2022, with a positive return of 1.16%. Loan prices fell because of slowing growth and high inflation, but lower prices were offset by higher coupon income. Loans are floating-rate instruments so the asset class benefitted from higher interest rates since coupon rates are linked to short-term interest rates.

For the fiscal year ended October 31, 2022, the Payden Floating Rate Fund, Investor Class (PYFRX) returned -1.10% and the Fund’s SI Class (PYFIX) returned -1.01%. The Fund’s benchmark, the Credit Suisse Institutional Leveraged Loan BB Index, returned 1.16% for the same period. Despite underperforming versus the benchmark, the Fund was among the best in the Morningstar US Fund Bank Loan peer class, 4th out of 232 for PYFIX and 6th out of 232 for PYFRX for the twelve months ended October 31, 2022. Security selection in the consumer durables sector detracted from relative returns as issuers like Club Car LLC underperformed due to elevated leverage and more volatile consumer discretionary end markets. Positions in several information technology issuers, such as Avaya Inc., also detracted following outsized price moves. The Fund’s positions in the chemicals sector generated attractive relative returns as issuers like Ineos Quattro performed. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to hedge foreign exchange exposure. The forward Canadian dollar contracts had 0.05% impact on performance.

High Yield Strategy

High-yield bonds returned -10.94% during the fiscal year ended October 31, 2022, as measured by the ICE BofA BB/B US Cash Pay High Yield Constrained Index. The market sold off as the Federal Reserve raised interest rates in an effort to combat inflation, which adversely affected risk sentiment and pushed credit spreads wider. As for ratings, CCC-rated securities were the worst performer, given their greater vulnerability to a potential Federal Reserve Board induced recession, returning -15.18% over the period.

The Payden High Income, Investor Class (PYHRX) returned -10.45% for the fiscal year ended October 31, 2022. The Fund’s benchmark, the ICE BofA BB/B US Cash Pay High Yield Constrained Index, returned -10.94% for the same period. The Fund’s SI Class (PYCHX) returned -7.92% for the period February 28, 2022 to October 31, 2022. Security selection in the energy sector was the biggest contributor to relative outperformance as the portfolio’s bonds outperformed the benchmark’s energy bonds by more than 6%. Credit risk transfer securities added to performance as their floating rate feature insulated them from the move higher in interest

Annual Report   3

Management Discussion & Analysis continued

rates, while the credit Fundamentals remained sound thanks to robust home-price appreciation over the last few years. The largest detractor was security selection in the automotive sector, particularly in the auto parts subsector. The Fund holds forward currency contracts and interest rate swaps to hedge foreign exchange exposure. Gains associated with forward euro and Canadian dollar contracts were 0.09% for the fiscal year.

Municipal Bond Strategy

For the fiscal year ended October 31, 2022, the Payden California Municipal Social Impact Fund (PYCRX) returned -9.12%. The Fund’s benchmarks, the Bloomberg California Intermediate Index and the Bloomberg 7-Year Municipal Index, returned -9.10% and -9.11%, respectively, for the same period. The Fund’s performance relative to its benchmarks was in large part a result of its active allocations across the yield curve. While the Fund’s headline duration has been defensive for most of the year, its relative underweight to intermediate maturities and overweight to longer maturities was a contributing factor as intermediate rates saw relative underperformance, while longer-dated maturities saw relative outperformance given the flattening of the yield curve. Sector allocation was a modest detractor, as the Fund’s overweight to Airports and Lease Revenue bonds detracted, while an underweight to General Obligation bonds also detracted. The Fund’s overweight to School Districts and Healthcare were positive contributors. The Fund’s allocation to U.S. Treasuries and taxable municipals also contributed negatively to performance, as interest rate increases were larger for taxable bonds than tax-exempt municipals. The Fund invests in futures contracts for hedging and investment purposes. The use of interest rate futures impacted performance by 0.08%. The Fund continues to have a high-quality orientation with a preference for bonds secured by more resilient and flexible revenue sources. Security selection will focus on higher quality issuers that have adequate access to near term liquidity and budget flexibility. The risk for persistently high inflation has the potential to keep upward pressure on interest rates. However, the risk-reward profile for the municipal market looks more favorable, which should allow us to incrementally reduce our short duration profile while enhancing the book yield of the Fund.

Global Bond Strategy

The Payden Global Fixed Income Fund, Investor Class (PYGFX) returned -13.49% for the fiscal year ended October 31, 2022, compared to a return of -12.12% for its benchmark, the Bloomberg Barclays Global Aggregate Index (USD Hedged). The Fund’s SI class returned -13.37%, for the same period. The Fund has favored sectors that are less sensitive to rising interest rates; however, it recently reduced high-yield exposure through buying protection via high-yield credit default swaps indices in the US and Europe. Given the deterioration in risk sentiment amidst global growth and inflation concerns, coupled with geopolitical tensions, non-governmental sectors detracted from overall alpha. The portfolio’s overweight allocation to securitized products, focused on CLOs and CRTs, detracted the most from relative performance, while the portfolio’s underweight to US agency mortgage-backed securities had a small positive impact. The portfolio’s overweight to emerging markets and developed high-yield debt detracted from performance, as did the portfolio’s underweight to investment grade corporate debt. The Fund held modestly sized long positions in a basket of emerging market currencies versus the U.S. dollar. Overall, active currency management negatively impacted relative portfolio performance. The Fund used derivatives for hedging and active investment purposes throughout the period. It utilized interest rate swaps, bonds, and interest rate futures to manage overall duration and yield curve positioning. Currency forwards are traded to hedge foreign currency exposure and to take outright positions on specific currencies. The use of government bond futures and swaps added 0.49%, while the use of currency forwards detracted -0.07%.

Emerging Market Bond Strategies

For the fiscal year ended October 31, 2022, emerging markets (EM) debt posted negative returns, in context with the challenging backdrop across global fixed income. Central banks’ significant monetary tightening in response to high inflation caused yields to rise across both developed and emerging markets. In addition, the Russia-Ukraine conflict brought greater uncertainty, and contributed to upward pressure in energy and food-related commodity prices. The varied impact of this environment on issuer fundamentals led to market differentiation of EM countries and credits. At the index level, hard currency sovereign and corporate credit experienced broadly comparable moves higher in yields relative to U.S. Treasuries, though corporate returns were less negative given their shorter duration profile. Rising yields in most EM countries’ domestic interest rate markets contributed to negative returns in EM local currency debt. However, EM currency performance was mixed, as countries with proactive central banks and commodity production capacity showed resilience. In addition, EM currencies performed significantly better when measured against non-USD developed currencies, such as the euro, British pound, or Japanese yen.

4   Payden Mutual Funds

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned -25.82%, the Fund’s Adviser Class (PYEWX) returned -26.02%, and the Fund’s SI Class (PYEIX) returned -25.76% for the fiscal year ended October 31, 2022. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned -24.19% for the same period. Within USD-pay sovereigns, overweight positioning in Angola, Jordan, and the Dominican Republic added, as did underweight exposures in Russia, El Salvador, and Belarus. Against this, overweight exposures in Ukraine, Sri Lanka, Ecuador, and Romania detracted. In addition, underweight positioning in Saudi Arabia, Qatar, Poland, Turkey, and the Philippines detracted from relative performance. Among quasi-sovereigns, overweight positioning in Malaysia and South Africa, underweight exposure in Russia, and off-index provincial debt in Argentina all contributed positively, while an underweight allocation in China and security selection in Indonesia detracted. Off-benchmark allocations to corporates, as well as local currency denominated debt, added to relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 1.48% to return.

The Payden Emerging Markets Local Bond, Investor Class (PYELX) returned -19.76% for the fiscal year ended October 31, 2022, and the Fund’s SI Class returned -16.12 for the period February 28, 2022 to October31, 2022. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned -20.27% for the same period. Relative to the benchmark, the Fund benefitted from overweight rates positioning in South Africa and Peru, as well as underweight exposures in Poland, Egypt, and the Czech Republic. In addition, off-index allocations to Kazakhstan, Uzbekistan, Russia, and Zambia added. Against this, underweight rates positioning in Turkey, Thailand and Malaysia detracted, as did security selection in Romania, Brazil, and Hungary. Overall, currency positioning added during the period. Underweight positions in the Turkish lira, Egyptian pound, Polish zloty, Czech koruna, Chinese renminbi, Thai baht and the Euro all benefitted relative performance, as did overweight exposures in the Brazilian real and Uruguayan peso. Overweight exposures to the Colombian peso, Hungarian forint, and South African rand detracted. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.16% to the Fund’s total return.

The Payden Emerging Markets Corporate Bond Fund, Investor Class (PYCEX) returned -17.91%, and the Fund’s SI Class (PYCIX) returned -17.93% for the fiscal year ended October 31, 2022. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned -18.06% for the period. The Fund’s selection of emerging market corporates was the primary contributor, while off-index positions in USD-pay quasi-sovereigns, developed market corporates and local currency markets also benefitted relative performance. Within emerging market corporates, selection of consumer goods and transports credits in Brazil, TMT and industrials in Paraguay, financials and consumer goods in Mexico, and financials and oil and gas in Israel all benefitted relative performance. In addition, broad underweight allocations in Russia to oil and gas, metals and mining, and financials credits added. On the other hand, overweight to utilities in Colombia, metals and mining in India, and utilities in Indonesia detracted, as did underweight exposure to financials in China, Turkey, South Korea, and Hong Kong. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.09% to the Fund’s total return.

Equity Strategy

The U.S. equity market fell for the year ended October 31, 2022, as the Federal Reserve Board began aggressively increasing interest rates to slow inflationary pressure. This effect was further exacerbated by the Russia-Ukraine War and Chinese lockdowns. Tighter global monetary policy sparked concerns of an economic slowdown and a potential recession, despite positive corporate earnings growth. Growth-oriented stocks were most negatively impacted by the sharp move higher in interest rates, as many were unprofitable trading at elevated valuations. Value stocks benefitted in this rising rate/recessionary market environment as investors rotated into companies with more earnings visibility and sustainable cash flows. Market volatility remained elevated as investors focused on how aggressive the Federal Reserve Board would be in its goal to restrain inflation. Oil prices reached 120 dollars per barrel, which foreshadowed both impressive earnings growth and performance for the energy sector. Market leadership was mixed as the communication, consumer discretionary and real estate sectors led markets lower, while defensive sectors (consumer staples, utilities and health care) followed the dominant energy sector as the positive performers on the period.

Annual Report   5

Management Discussion & Analysis continued

The Payden Equity Income Fund, which is comprised of large-cap value stocks, maintained a focus on income generation and downside protection with lower volatility than the broad market. For the year ended October 31, 2022, the Fund’s Investor Class (PYVLX) returned -3.64%, while the Fund’s Advisor Class (PYVAX) returned -3.91% and the Fund’s SI Class (PYVSX) returned -3.59%. The Fund’s benchmark, the Russell 1000 Value Index, returned -7.04% for the same period. The performance dispersion was largely attributed to the Fund’s emphasis on companies with strong free cash flow, particularly an overweight position to the energy sector, which added significantly to relative performance. Security selection within pharmaceuticals, which have less-cyclical earnings drivers, was additive to relative performance, as well. Strong individual performers in the Fund were natural gas producers, EQT and Chesapeake Energy and pharmaceutical company, Eli Lilly. The Fund utilized equity index futures contracts to equitize cash and manage portfolio beta as we identified long-term holdings, which contributed 0.43% to performance. In addition, the Fund utilized currency forward contracts to hedge its non-US dollar exposure, which contributed 0.91% to performance.

6   Payden Mutual Funds

Portfolio Highlights & Investments

Abbreviations

AGM - Assured Guaranty Municipal Corporation	G2 - Ginnie Mae II pool
AMT - Alternative Minimum Tax	G2SF - Ginnie Mae
ARM - Adjustable Rate Mortgage	GBP - British Pound
AUD - Australian Dollar	GN - Ginnie Mae I pool
BAM - Build America Mutual	GNR - Ginnie Mae REMICS
BRL - Brazilian Real	HUF - Hungarian Forint
CAD - Canadian Dollar	IDR - Indonesian Rupiah
CHF - Swiss Franc	JPY - Japanese Yen
CLO - Collateralized Loan Obligation	KRW - South Korean Won
CMBS - Commercial Mortgage-Backed Security	KZT - Kazakhstani Tenge
CLP - Chilean Peso	LIBOR - London Interbank Offered Rate
CNH - Offshore China Renminbi	MXN - Mexican Peso
CNY - China Renminbi	MYR - Malaysian Ringgit
COP - Colombian Peso	PEN - Peruvian Sol
CZK - Czech Koruna	PHP - Philippine Peso
DKK - Danish Krone	PLN - Polish Zloty
DOP - Dominican Peso	REMIC - Real Estate Mortgage Investment Conduit
EGP - Egyptian Pound	RON - New Romanian Leu
EUR - Euro	SEK - Swedish Krona
EURIBOR - Euro Interbank Offered Rate	SGD - Singapore Dollar
FFCB - Federal Farm Credit Banks Funding Corporation	STACR - Structured Agency Credit Risk
FG - Freddie Mac Gold Pool	TBA - To-Be-Announced
FH - Freddie Mac Non Gold Pool	THB - Thai Baht
FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)	UAH - Ukrainian Hryvnia
FHR - Freddie Mac REMICS	USD - US Dollar
FN - Fannie Mae Pool	UYU - Uruguayan Peso
FNCL - Fannie Mae or Freddie Mac	UZS - Uzbekistani Som
FNR - Fannie Mae REMICS	ZAR - South African Rand
FR - Freddie Mac Pool

Annual Report   7

            Payden Cash Reserves Money Market Fund

The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal and liquidity.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Repurchase Agreements	37%
U.S. Treasury	31%
U.S. Government Agency	30%
Mortgage Backed	1%
Investment Company	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (33%)
32,000,000	Federal Home Loan Bank Discount Notes,
	2.91%, 11/01/22 (a)	$32,000
23,000,000	Federal Home Loan Bank Discount Notes,
	2.97%, 11/03/22 (a)	22,996
39,500,000	Federal Home Loan Bank Discount Notes,
	3.07%, 11/09/22 (a)	39,473
8,977,000	Federal Home Loan Bank Discount Notes,
	3.25%, 12/02/22 (a)	8,952
30,000,000	Federal Home Loan Bank Discount Notes,
	3.52%, 12/09/22 (a)	29,889
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.018%), 3.07%, 8/21/23 (b)	4,999
2,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.050%), 3.10%, 11/09/23 (b)	2,000
5,000,000	FFCB Funding Corp., (U.S. Secured Overnight Financing Rate + 0.060%), 3.11%, 12/13/23 (b)	5,000
4,804,750	FHLMC Multifamily Structured Pass-Through Certificates K031, 3.30%, 4/25/23 (c)	4,805
4,775,000	FHLMC Multifamily Structured Pass-Through Certificates K032, 3.31%, 5/25/23 (c)	4,771

Total U.S. Government Agency (Cost - $154,885)		154,885

Mortgage Backed (1%)
4,652,000	FHLMC Multifamily Structured Pass-Through Certificates KSMC, 2.62%, 1/25/23 (Cost - $4,642)	4,642

U.S. Treasury (33%)
20,000,000	U.S. Cash Management Bill, 2.97%, 11/22/22 (a)	19,966
5,000,000	U.S. Cash Management Bill, 3.23%, 12/06/22 (a)	4,984
55,000,000	U.S. Cash Management Bill, 3.66%, 12/20/22 (a)	54,727
7,000,000	U.S. Cash Management Bill, 3.94%, 1/17/23 (a)	6,942

Principal or Shares	Security Description	Value (000)
5,000,000	U.S. Treasury Bill, 0.21%, 12/01/22 (a)	$4,999
10,000,000	U.S. Treasury Bill, 2.94%, 1/05/23 (a)	9,948
25,000,000	U.S. Treasury Bill–, 1/26/23 (a)	24,761
10,000,000	U.S. Treasury Bill, 3.05%, 2/16/23 (a)	9,911
5,000,000	U.S. Treasury Bill, 1.95%, 4/20/23 (a)	4,955
7,000,000	U.S. Treasury Bill–, 4/27/23 (a)	6,849
5,000,000	U.S. Treasury Note, 1.63%, 12/15/22	5,008
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.034%), 4.15%, 4/30/23 (b)	5,000

Total U.S. Treasury (Cost - $158,050)		158,050

Investment Company (1%)
3,573,984	Dreyfus Treasury Obligations Cash Management Fund (Cost - $3,574)	3,574

Repurchase Agreements (39%)
87,000,000	Bank of Montreal Tri Party, 3.00%, 11/01/22 (d)	87,000
25,000,000	CIBC World Markets Tri Party, 2.98%, 11/02/22 (e)	25,000
25,000,000	Citigroup Tri Party, 3.00%, 11/03/22 (f)	25,000
25,000,000	Goldman Sachs Tri Party, 2.99%, 11/01/22 (g)	25,000
25,000,000	RBC Capital Markets Tri Party, 3.34%, 11/07/22 (h)	25,000

Total Repurchase Agreements (Cost - $187,000)		187,000

Total Investments (Cost - $508,151) (107%)		508,151
Liabilities in excess of Other Assets (-7%)		(32,216)

Net Assets (100%)		$475,935

(a) Yield to maturity at time of purchase.

(b) Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.

8   Payden Mutual Funds

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	The repurchase agreement dated 10/31/2022 is collateralized by the following securities:

Bank of Montreal Tri Party
97,683,431	U.S. Treasury Securities, maturity from Jan 23-May 52, yielding from 0.13%-4.38%	$88,830

88,830

(e)	The repurchase agreement dated 10/26/2022 is collateralized by the following securities:

CIBC World Markets Tri Party
15,677,100	U.S. Treasury Securities, maturity from Aug 23-Feb 47, yielding from 0.13%-3.88%	$25,500

25,500

(f)	The repurchase agreement dated 10/27/2022 is collateralized by the following securities:

Citigroup Tri Party
36,977,900	U.S. Treasury Securities, maturity dated Aug 49, yielding 2.25%	$25,500

25,500

(g)	The repurchase agreement dated 10/25/2022 is collateralized by the following securities:

Goldman Sachs Tri Party
62,274,359	FMAC, maturity from Jun 30-Sep 52, yielding from 2.00%-5.00%	$18,040
33,903,498	FNMA, maturity from Apr 28-Feb 57, yielding from 3.00%-6.00%	4,335
14,530,694	GNMA, maturity from Jan 42-Feb 52, yielding from 3.00%-4.00%	3,125

		25,500

(h) The repurchase agreement dated 10/31/2022 is collateralized by the following securities:
RBC Capital Markets Tri Party
212,448	FMAC, maturity dated Aug 52, yielding 5.00%	$202
41,997,357	FNMA, maturity from Apr 42-Dec 48, yielding from 2.50%-5.00%	14,923
10,463,600	U.S. Treasury Securities, maturity from Feb 23-Jul 24, yielding from 0.00%-4.08%	10,375

		25,500

Annual Report   9

        Payden Cash Reserves Money Market Fund continued

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Value
Repurchase Agreements	(000’s)

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$187,000
Non-cash Collateral	(112,000)

Net Amount	$75,000

See notes to financial statements.

10   Payden Mutual Funds

                Payden Limited Maturity Fund

The Fund seeks a total return that, over time, is greater than returns of money market funds and is consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments

Corporate Bond	36%
Asset Backed	24%
Commercial Paper	15%
U.S. Treasury	10%
U.S. Government Agency	7%
Other	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Asset Backed (26%)
9,000,000	ACRES Commercial Realty Ltd. 2021-FL1
	144A, (1 mo. LIBOR USD + 1.200%), 4.61%,
	6/15/36 (a)(b)	$8,707
2,120,334	AEP Texas Restoration Funding LLC 2019-1,
	2.06%, 2/01/27	2,055
751,244	Ally Auto Receivables Trust 2022-1, 1.36%,
	5/15/23	750
917,864	American Credit Acceptance Receivables Trust
	2021-2 144A, 0.68%, 5/13/25 (a)	917
3,561,174	American Credit Acceptance Receivables Trust
	2022-1 144A, 0.99%, 12/15/25 (a)	3,510
550,991	AmeriCredit Automobile Receivables Trust
	2021-2, 0.26%, 11/18/24	549
3,570,933	ARI Fleet Lease Trust 2021-A 144A, 0.37%,
	3/15/30 (a)	3,497
4,881,958	Atlas Senior Loan Fund III Ltd. 2013-1A
	144A, (3 mo. LIBOR USD + 0.830%), 3.77%,
	11/17/27 (a)(b)	4,815
7,527,645	Bain Capital Credit CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.970%), 5.21%, 7/20/30 (a) (b)	7,369
1,560,345	Bank of The West Auto Trust 2019-1 144A,
	2.51%, 10/15/24 (a)	1,548
3,654,019	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR
	USD + 0.800%), 5.04%, 1/20/28 (a)(b)	3,599

Principal or Shares	Security Description	Value (000)

658,977	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured
	Overnight Financing Rate + 1.264%), 4.68%,
	2/16/37 (a)(b)	$660
3,955,533	Benefit Street Partners CLO II Ltd. 2013-IIA
	144A, (3 mo. LIBOR USD + 0.870%), 4.95%,
	7/15/29 (a)(b)	3,886
3,769,404	BMW Canada Auto Trust 2021-1A 144A,
	0.50%, 7/20/24 CAD (a)(c)	2,718
796,559	BMW Vehicle Owner Trust 2022-A, 1.35%,
	5/25/23	795
5,035,758	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo.
	LIBOR USD + 0.990%), 5.07%, 4/15/29 (a)(b)	4,954
11,650,000	Capital One Prime Auto Receivables Trust 2022-
	2, 3.74%, 9/15/25	11,520
5,734,954	CarMax Auto Owner Trust 2022-3, 2.66%,
	7/17/23	5,726
407,544	CarMax Auto Owner Trust 2021-2, 0.27%,
	6/17/24	407
6,523	Carvana Auto Receivables Trust 2021-P2,
	0.30%, 7/10/24	6
3,303,312	Carvana Auto Receivables Trust 2021-P3,
	0.38%, 1/10/25	3,269
3,114,794	Carvana Auto Receivables Trust 2021-P4,
	0.82%, 4/10/25	3,078
6,900,000	Carvana Auto Receivables Trust 2022-P3,
	4.42%, 12/10/25	6,842
522,829	Carvana Auto Receivables Trust 2021-P4 144A,
	2.15%, 9/11/28 (a)	521

Annual Report   11

        Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

2,919,856	CCG Receivables Trust 2021-1 144A, 0.30%, 6/14/27 (a)	$2,818
1,511,685	CCG Receivables Trust 2020-1 144A, 0.54%, 12/14/27 (a)	1,479
8,742,312	CHCP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.164%), 4.58%, 2/15/38 (a)(b)	8,702
967,285	Chesapeake Funding II LLC 2020-1A 144A, 0.87%, 8/15/32 (a)	943
5,616,480	Chesapeake Funding II LLC 2021-1A 144A, (1 mo. LIBOR USD + 0.230%), 3.64%, 4/15/33 (a) (b)	5,592
7,850,000	CIFC Funding Ltd. 2017-4A 144A, (3 mo. LIBOR USD + 0.950%), 5.27%, 10/24/30 (a)(b)	7,686
2,006,193	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 4.83%, 8/20/35 (a)(b)	1,970
1,914,030	CNH Capital Canada Receivables Trust 2021-2A 144A, 0.87%, 12/16/24 CAD (a)(c)	1,392
3,791,425	CNH Equipment Trust 2021-B, 0.22%, 8/15/24	3,764
448,001	Commonbond Student Loan Trust 2017-AGS 144A, (1 mo. LIBOR USD + 0.850%), 4.44%, 5/25/41 (a)(b)	446
7,022,694	Dell Equipment Finance Trust 2022-2 144A, 3.06%, 7/24/23 (a)	7,005
922,031	Dell Equipment Finance Trust 2021-1 144A, 0.33%, 5/22/26 (a)	917
5,418,111	Dell Equipment Finance Trust 2021-2 144A, 0.33%, 12/22/26 (a)	5,322
12,700,000	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.920%), 5.00%, 10/15/30 (a)(b)	12,452
4,831,083	DLLAA LLC 2021-1A 144A, 0.36%, 5/17/24 (a)	4,784
4,364,457	DLLAD LLC 2021-1A 144A, 0.35%, 9/20/24 (a)	4,280
3,017,126	DLLST LLC 2022-1A 144A, 1.56%, 5/22/23 (a)	3,009
825,213	Drive Auto Receivables Trust 2021-3, 0.52%, 1/15/25	824
11,777,241	Dryden 36 Senior Loan Fund 2014-36A 144A, (3 mo. LIBOR USD + 1.020%), 5.10%, 4/15/29 (a) (b)	11,605
10,905,581	Enterprise Fleet Financing LLC 2022-3 144A, 3.61%, 8/20/23 (a)	10,849
399,574	Enterprise Fleet Financing LLC 2020-1 144A, 1.78%, 12/22/25 (a)	396
4,917,352	Enterprise Fleet Financing LLC 2020-2 144A, 0.61%, 7/20/26 (a)	4,774
3,010,011	Enterprise Fleet Funding LLC 2021-1 144A, 0.44%, 12/21/26 (a)	2,904
3,650,000	Exeter Automobile Receivables Trust 2022-4A, 3.99%, 8/15/24	3,641
891,836	Exeter Automobile Receivables Trust 2022-2A, 2.19%, 11/17/25	888
481,702	Flagship Credit Auto Trust 2022-2 144A, 1.43%, 6/15/23 (a)	481
10,500,000	Flagship Credit Auto Trust 2022-3 144A, 4.06%, 10/15/25 (a)	10,392
8,830,807	Flagship Credit Auto Trust 2021-4 144A, 0.81%, 7/17/26 (a)	8,538
3,277,893	Flatiron CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.980%), 3.89%, 5/15/30 (a)(b)	3,213
1,079,707	Ford Auto Securitization Trust 2020-AA 144A, 0.89%, 8/15/24 CAD (a)(c)	786
8,723,945	Ford Credit Auto Owner Trust 2022-C, 3.63%, 10/15/23	8,712

Principal or Shares	Security Description	Value (000)

7,750,000	Ford Credit Auto Owner Trust 2022-C, 4.52%, 4/15/25	$7,713
7,300,000	FS RIALTO 2021-FL2 144A, (1 mo. LIBOR USD + 1.220%), 4.63%, 5/16/38 (a)(b)	7,022
7,167,116	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 0.870%), 5.19%, 4/24/29 (a)(b)	7,034
4,938,537	GM Financial Consumer Automobile Receivables Trust 2022-3, 2.37%, 7/17/23	4,929
157,566	GM Financial Consumer Automobile Receivables Trust 2021-2, 0.27%, 6/17/24	157
2,006,133	GMF Canada Leasing Trust 2021-1A 144A, 0.64%, 3/20/24 CAD (a)(c)	1,464
455,995	GreatAmerica Leasing Receivables Funding LLC Series 2021-1 144A, 0.27%, 6/15/23 (a)	455
4,702,191	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.180%), 4.59%, 9/15/37 (a) (b)	4,609
3,479,819	Hpefs Equipment Trust 2022-2A 144A, 1.91%, 5/22/23 (a)	3,466
284,269	HPEFS Equipment Trust 2021-1A 144A, 0.27%, 3/20/31 (a)	284
6,631,470	Hyundai Auto Lease Securitization Trust 2022-A 144A, 0.81%, 4/15/24 (a)	6,503
2,518,483	Hyundai Auto Receivables Trust 2021-B, 0.24%, 5/15/24	2,502
2,081,264	Invitation Homes Trust 2018-SFR1 144A, (1 mo. LIBOR USD + 0.700%), 4.11%, 3/17/37 (a) (b)	2,041
145,462	John Deere Owner Trust 2021-A, 0.20%, 12/15/23	145
9,000,000	KREF Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 1.070%), 4.48%, 2/15/39 (a)(b)	8,728
920,689	Kubota Credit Owner Trust 2021-1A 144A, 0.31%, 4/15/24 (a)	910
7,916,277	Kubota Credit Owner Trust 2021-2A 144A, 0.26%, 6/17/24 (a)	7,788
1,582,664	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 5.28%, 10/20/27 (a)(b)	1,569
8,220,127	LCM XXIV Ltd. 24A 144A, (3 mo. LIBOR USD + 0.980%), 5.22%, 3/20/30 (a)(b)	8,043
2,113,984	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 0.950%), 5.18%, 4/19/30 (a)(b)	2,086
1,672,976	Madison Park Funding XLI Ltd. 12A 144A, (3 mo. LIBOR USD + 0.830%), 5.15%, 4/22/27 (a) (b)	1,649
14,868,845	Madison Park Funding XVII Ltd. 2015-17A 144A, (3 mo. LIBOR USD + 1.000%), 5.28%, 7/21/30 (a)(b)	14,656
6,204,432	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 4.88%, 1/15/28 (a)(b)	6,087
3,177,347	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	2,298
112,642	MMAF Equipment Finance LLC 2020-BA 144A, 0.38%, 8/14/23 (a)	112
604,212	MMAF Equipment Finance LLC 2020-A 144A, 0.74%, 4/09/24 (a)	595
1,273,438	MMAF Equipment Finance LLC 2021-A 144A, 0.30%, 4/15/24 (a)	1,270
3,396,728	Navient Private Education Refi Loan Trust 2020- HA 144A, 1.31%, 1/15/69 (a)	3,064
1,288,791	Navient Private Education Refi Loan Trust 2021- A 144A, 0.84%, 5/15/69 (a)	1,090

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

478,379	Navient Private Education Refi Loan Trust 2020- GA 144A, 1.17%, 9/16/69 (a)	$418
5,992,624	Navient Private Education Refi Loan Trust 2021- CA 144A, 1.06%, 10/15/69 (a)	5,117
1,580,896	Navient Student Loan Trust 2019-7A 144A, (1
	mo. LIBOR USD + 0.500%), 4.09%, 1/25/68 (a)(b)	1,577
15,400,000	Neuberger Berman Loan Advisers CLO Ltd.
	2017-25A 144A, (3 mo. LIBOR USD + 0.930%), 5.12%, 10/18/29 (a)(b)	15,138
9,947,396	Nissan Auto Receivables Owner Trust 2022-B,
	3.69%, 10/16/23	9,932
4,400,000	Nissan Auto Receivables Owner Trust 2022-B,
	4.50%, 8/15/25	4,361
1,561,102	Palmer Square Loan Funding Ltd. 2020-1A
	144A, (3 mo. LIBOR USD + 0.800%), 3.78%, 2/20/28 (a)(b)	1,546
6,545,515	Regatta Funding LP 2013-2A 144A, (3 mo.
	LIBOR USD + 0.850%), 3.36%, 1/15/29 (a)(b)	6,444
6,681,867	Santander Bank Auto Credit-Linked Notes Series
	2022-B 144A, 5.72%, 8/16/32 (a)	6,649
1,700,705	Santander Bank N.A.-SBCLN 2021-1A 144A,
	1.83%, 12/15/31 (a)	1,631
2,179,120	Santander Consumer Auto Receivables Trust
	2021-BA 144A, 1.45%, 10/16/28 (a)	2,134
10,200,000	Santander Drive Auto Receivables Trust 2022-5,
	3.98%, 1/15/25	10,131
8,800,000	Santander Drive Auto Receivables Trust 2022-6,
	4.37%, 5/15/25	8,747
10,100,000	Santander Drive Auto Receivables Trust 2022-4,
	4.05%, 7/15/25	10,029
1,015,508	Santander Retail Auto Lease Trust 2021-A 144A,
	0.32%, 2/20/24 (a)	1,008
2,206,897	Santander Retail Auto Lease Trust 2021-C 144A,
	0.29%, 4/22/24 (a)	2,196
1,310,735	SoFi Consumer Loan Program Trust 2021-1
	144A, 0.49%, 9/25/30 (a)	1,273
4,200,000	STWD Ltd. 2021-FL2 144A, (1 mo. LIBOR
	USD + 1.200%), 4.64%, 4/18/38 (a)(b)	4,079
2,314,401	STWD Ltd. 2019-FL1 144A, (1 mo. Term
	Secured Overnight Financing Rate + 1.194%), 4.61%, 7/15/38 (a)(b)	2,293
2,389,314	Tesla Auto Lease Trust 2021-A 144A, 0.36%,
	3/20/25 (a)	2,361
5,195,797	Tesla Auto Lease Trust 2021-B 144A, 0.36%,
	9/22/25 (a)	5,064
356,016	Towd Point Mortgage Trust 2017-5 144A, (1 mo. LIBOR USD + 0.600%), 3.43%, 2/25/57 (a) (b)	351
25,626	Toyota Lease Owner Trust 2021-A 144A, 0.27%,
	9/20/23 (a)	26
3,625,119	Toyota Lease Owner Trust 2021-B 144A, 0.25%,
	3/20/24 (a)	3,589
4,040,000	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term
	Secured Overnight Financing Rate + 1.564%), 4.94%, 10/15/34 (a)(b)	4,004
18,900,000	Westlake Automobile Receivables Trust 2022-
	3A 144A, 4.01%, 10/16/23 (a)	18,878
1,037,073	Westlake Automobile Receivables Trust 2021-
	1A 144A, 0.39%, 10/15/24 (a)	1,031
2,216,104	Westlake Automobile Receivables Trust 2021-
	2A 144A, 0.32%, 4/15/25 (a)	2,185

Principal or Shares	Security Description	Value (000)

623,733	Wheels SPV 2 LLC 2020-1A 144A, 0.51%, 8/20/29 (a)	$615
4,645,004	Wheels SPV 2 LLC 2021-1A 144A, (1 mo. LIBOR USD + 0.280%), 3.77%, 8/20/29 (a)(b)	4,610
9,100,325	World Omni Auto Receivables Trust 2022-C, 2.97%, 8/15/23	9,082
171,350	World Omni Auto Receivables Trust 2019-B, 2.59%, 7/15/24	171
Total Asset Backed (Cost - $485,595)		477,201
Commercial Paper(d) (16%)
15,000,000	Ameren Illinois Co., 4.27%, 12/01/22	14,948
4,000,000	Amphenol Corp., 3.40%, 11/01/22	4,000
6,650,000	Barclays Bank PLC, 3.10%, 6/09/23	6,568
5,000,000	Canadian Pacific Railway Co., 3.45%, 11/01/22	4,999
35,000,000	CenterPoint Energy Inc., 3.40%, 11/01/22	34,997
10,000,000	CenterPoint Energy Inc., 3.53%, 11/02/22	9,998
15,000,000	Consolidated Edison Company of New York Inc., 4.15%, 11/10/22	14,984
10,000,000	Consumers Energy Co., 3.70%, 11/03/22	9,997
14,850,000	DBS Bank Ltd. 144A, 3.59%, 12/16/22	14,785
15,000,000	Dominion Energy Inc., 4.15%, 11/09/22	14,986
15,000,000	DTE Energy Co., 3.55%, 11/01/22	14,999
5,000,000	Duke Energy Corp., 3.61%, 11/01/22	4,999
15,000,000	Energy Corp., 3.47%, 11/14/22	14,978
15,000,000	Fidelity National Information Services, 4.32%,
	12/01/22	14,948
15,000,000	First Service Bank, 4.46%, 11/28/22	14,953
10,000,000	Fiserv Inc., 3.61%, 11/01/22	9,999
15,000,000	National Rural Utilities Cooperative Finance
	Corp., 4.16%, 11/28/22	14,957
15,000,000	R 0 11/01/22, 3.55%, 11/01/22	14,999
15,000,000	Southern Co., 3.85%, 11/04/22	14,994
15,000,000	Suncor Energy Inc., 4.41%, 11/25/22	14,959
15,000,000	TransCanada Pipelines Ltd., 3.56%, 11/01/22	14,999
15,000,000	WEC Energy Group Inc., 3.51%, 11/02/22	14,997
Total Commercial Paper (Cost - $295,129)		295,043
Corporate Bond (39%)
Financial (18%)
2,950,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, (U.S. Secured Overnight
	Financing Rate + 0.680%), 3.73%, 9/29/23 (b)	2,887
4,950,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust 3NC1, 1.75%, 10/29/24	4,488
2,400,000	Ally Financial Inc., 1.45%, 10/02/23	2,302
4,200,000	American Express Co., (Secured Overnight
	Financing Rate + 0.720%), 3.33%, 5/03/24 (b)	4,183
3,400,000	Banco Bilbao Vizcaya Argentaria SA, 0.88%,
	9/18/23	3,261
1,655,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	1,647
9,250,000	Bank of America Corp., (3 mo. LIBOR USD +
	0.790%), 3.00%, 12/20/23 (b)	9,217
2,127,000	Bank of America Corp., (3 mo. LIBOR USD +
	0.790%), 3.95%, 3/05/24 (b)	2,119
9,000,000	Bank of America Corp., (3 mo. Bloomberg Short- Term Bank Yield Index + 0.430%), 3.34%, 5/28/24 (b)	8,865
6,265,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.740%), 0.81%, 10/24/24 (b)	5,945
8,950,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 3.75%, 4/22/25 (b)	8,802
5,340,000	Bank of Nova Scotia, (Secured Overnight
	Financing Rate + 0.550%), 3.52%, 9/15/23 (b)	5,323

Annual Report   13

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

2,895,000	Barclays PLC, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 0.800%),
	1.01%, 12/10/24 (b)	$2,711
1,905,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,743
2,950,000	Blackstone Secured Lending Fund, 3.65%,
	7/14/23	2,910
150,000	BPCE SA 144A, 4.00%, 9/12/23 (a)	147
3,250,000	BPCE SA 144A, (U.S. Secured Overnight
	Financing Rate + 0.570%), 3.63%, 1/14/25 (a) (b)	3,171
2,555,000	Brighthouse Financial Global Funding 144A,
	0.60%, 6/28/23 (a)	2,475
6,435,000	Canadian Imperial Bank of Commerce, 0.45%,
	6/22/23	6,244
4,470,000	Canadian Imperial Bank of Commerce, (Secured
	Overnight Financing Rate + 0.400%), 3.36%,
	12/14/23 (b)	4,442
8,940,000	Canadian Imperial Bank of Commerce, (Secured
	Overnight Financing Rate + 0.420%), 3.48%,
	10/18/24 (b)	8,779
11,875,000	Capital One Financial Corp., 3.20%, 1/30/23 (e)	11,821
5,285,000	Capital One Financial Corp., (U.S. Secured
	Overnight Financing Rate + 0.690%), 3.60%,
	12/06/24 (b)	5,150
2,070,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.686%), 0.78%, 10/30/24 (b)	1,958
7,610,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.669%), 3.73%, 5/01/25 (b)	7,449
7,500,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 1.372%), 4.14%, 5/24/25 (b)	7,294
1,291,000	First Abu Dhabi Bank PJSC, 1.38%, 2/19/23
	GBP (c)(f)	1,465
6,640,000	GA Global Funding Trust 144A, (U.S. Secured
	Overnight Financing Rate + 0.500%), 3.44%,
	9/13/24 (a)(b)	6,438
1,550,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,449
2,654,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 0.750%), 3.71%, 2/23/23 (b)	2,653
4,345,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.538%), 0.63%,
	11/17/23 (b)	4,334
3,900,000	Goldman Sachs Group Inc., 1.22%, 12/06/23	3,732
9,785,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.572%), 0.67%,
	3/08/24 (b)	9,589
9,060,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.580%), 3.49%,
	3/08/24 (b)	8,950
1,655,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,576
2,550,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 5.25%, 5/15/27	2,354
2,050,000	Itau Unibanco Holding SA 144A, 2.90%,
	1/24/23 (a)	2,043
2,895,000	Jackson Financial Inc., 1.13%, 11/22/23	2,759
8,215,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 0.580%), 3.56%, 3/16/24 (b) (e)	8,150
2,621,000	JPMorgan Chase & Co., (3 mo. LIBOR USD +
	0.730%), 5.05%, 4/23/24 (b)	2,613
6,365,000	Macquarie Bank Ltd. 144A, 0.44%, 12/16/22 (a)	6,334
3,290,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%), 4.06%, 11/28/23 (a)(b)	3,288
6,885,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.350%), 4.98%, 3/27/24 (a)(b)	6,876

Principal or Shares	Security Description	Value (000)

3,890,000	Macquarie Group Ltd. 144A, (U.S. Secured
	Overnight Financing Rate + 0.710%), 3.77%,
	10/14/25 (a)(b)	$3,774
9,986,000	Manufacturers Life Insurance Co., (3 mo. CDOR
	CAD + 1.570%), 3.18%, 11/22/27 CAD (b)(c)(f)	7,324
14,057,000	Manulife Bank of Canada, 2.84%, 1/12/23
	CAD (c)	10,282
5,500,000	Mitsubishi UFJ Financial Group Inc., 3.76%,
	7/26/23	5,433
9,500,000	Mitsubishi UFJ Financial Group Inc., 2.80%,
	7/18/24	9,051
3,960,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.610%), 3.78%, 9/08/24 (b)	3,919
3,395,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.466%), 0.56%, 11/10/23 (b)	3,391
5,745,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.455%), 0.53%, 1/25/24 (b)	5,659
3,810,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.616%), 0.73%, 4/05/24 (b)	3,717
9,055,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.509%), 0.79%, 1/22/25 (b)	8,455
1,785,000	Morgan Stanley I, (U.S. Secured Overnight
	Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	1,611
1,715,000	NASDAQ Inc., 0.45%, 12/21/22	1,705
5,000,000	National Australia Bank Ltd. 144A, (3 mo.
	LIBOR USD + 0.410%), 3.66%, 12/13/22 (a)(b)	4,995
3,930,000	NatWest Markets PLC 144A, (U.S. Secured
	Overnight Financing Rate + 0.530%), 3.21%,
	8/12/24 (a)(b)	3,854
5,025,000	New York Life Global Funding 144A, (3 mo.
	LIBOR USD + 0.280%), 4.19%, 1/10/23 (a)(b)	5,019
7,945,000	Omega Healthcare Investors Inc., 4.38%,
	8/01/23	7,865
6,300,000	OneMain Finance Corp., 6.13%, 3/15/24	6,164
2,785,000	Protective Life Global Funding 144A, 0.50%,
	4/12/23 (a)	2,729
1,550,000	Radian Group Inc., 6.63%, 3/15/25	1,533
3,765,000	Rocket Mortgage LLC/Rocket Mortgage Co.-
	Issuer Inc. 144A, 2.88%, 10/15/26 (a)	3,152
4,502,000	Santander UK PLC 144A, 1.63%, 2/12/23 (a)	4,467
2,350,000	Simon Property Group LP, 2.75%, 6/01/23	2,318
4,240,000	Skandinaviska Enskilda Banken AB 144A,
	0.55%, 9/01/23 (a)	4,082
2,330,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.80%,
	9/12/23 (a)	2,239
4,625,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (U.S.
	Secured Overnight Financing Rate + 0.440%),
	3.40%, 9/16/24 (a)(b)	4,586
8,500,000	Toronto-Dominion Bank, 3.01%, 5/30/23
	CAD (c)	6,175
2,270,000	Volkswagen Group of America Finance LLC
	144A, 0.88%, 11/22/23 (a)	2,161
7,275,000	Wells Fargo & Co., (U.S. Secured Overnight
	Financing Rate + 1.320%), 4.38%, 4/25/26 (b)	7,208
3,370,000	Westpac Banking Corp., (3 mo. LIBOR USD +
	0.390%), 4.33%, 1/13/23 (b)	3,367
		336,171
Industrial (14%)
3,170,000	7-Eleven Inc. 144A, 0.63%, 2/10/23 (a)	3,131
4,205,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	3,967
9,223,000	AbbVie Inc., 2.85%, 5/14/23	9,121
4,423,000	Aetna Inc., 2.80%, 6/15/23	4,359

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,550,000	Albertsons Cos. Inc./Safeway Inc./New
	Albertsons LP/Albertsons LLC 144A, 3.50%,
	2/15/23 (a)	$1,542
7,805,000	American Honda Finance Corp., (3 mo. LIBOR
	USD + 0.150%), 3.13%, 2/22/23 (b)	7,792
6,380,000	American Honda Finance Corp., (3 mo. LIBOR
	USD + 0.280%), 4.20%, 1/12/24 (b)	6,352
607,000	Avery Dennison Corp., 0.85%, 8/15/24	562
1,350,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,323
1,510,000	Ball Corp., 5.25%, 7/01/25	1,494
1,735,000	Baxter International Inc., 0.87%, 12/01/23	1,659
2,590,000	Baxter International Inc., (Secured Overnight
	Financing Rate + 0.440%), 3.25%, 11/29/24 (b)	2,524
3,385,000	BMW U.S. Capital LLC 144A, (Secured
	Overnight Financing Rate + 0.530%), 3.58%,
	4/01/24 (a)(b)	3,371
6,540,000	Boeing Co., 4.51%, 5/01/23	6,514
5,800,000	Boeing Co., 1.43%, 2/04/24	5,506
3,375,000	Broadcom Corp./Broadcom Cayman Finance Ltd.,
	3.63%, 1/15/24	3,306
4,600,000	Canadian Tire Corp. Ltd., 3.17%, 7/06/23
	CAD (c)	3,334
1,550,000	CDW LLC/CDW Finance Corp., 5.50%,
	12/01/24	1,538
1,255,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	1,226
2,135,000	Conagra Brands Inc., 0.50%, 8/11/23	2,054
3,115,000	Daimler Trucks Finance North America LLC
	144A, 1.13%, 12/14/23 (a)	2,969
4,610,000	Daimler Trucks Finance North America LLC
	144A, (U.S. Secured Overnight Financing Rate +
	0.750%), 3.72%, 12/13/24 (a)(b)	4,550
1,740,000	Element Fleet Management Corp. 144A, 1.60%,
	4/06/24 (a)	1,638
3,815,000	Fidelity National Information Services Inc.,
	0.38%, 3/01/23	3,756
2,095,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24	2,066
1,300,000	Ford Motor Credit Co. LLC, 3.66%, 9/08/24	1,234
1,340,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	1,295
1,550,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,521
3,745,000	General Motors Financial Co. Inc., 1.05%,
	3/08/24	3,513
4,765,000	General Motors Financial Co. Inc., (U.S. Secured
	Overnight Financing Rate + 0.620%), 3.68%,
	10/15/24 (b)	4,625
5,640,000	General Motors Financial Co. Inc., (Secured
	Overnight Financing Rate + 1.300%), 4.36%,
	4/07/25 (b)	5,504
1,365,000	Genuine Parts Co., 1.75%, 2/01/25	1,260
2,264,000	Gilead Sciences Inc., 0.75%, 9/29/23	2,180
3,180,000	GlaxoSmithKline Capital PLC, 0.53%, 10/01/23	3,057
645,000	Graphic Packaging International LLC, 4.13%,
	8/15/24	629
2,525,000	GSK Consumer Healthcare Capital U.S. LLC
	144A, (U.S. Secured Overnight Financing Rate +
	0.890%), 3.94%, 3/24/24 (a)(b)	2,518
1,550,000	HCA Inc., 5.38%, 2/01/25	1,531
1,500,000	Honda Canada Finance Inc., 2.54%, 3/01/23
	CAD (c)	1,093
3,215,000	Humana Inc., 0.65%, 8/03/23	3,106
2,500,000	Huntington Ingalls Industries Inc., 0.67%,
	8/16/23	2,406
2,170,000	Hyundai Capital America 144A, 1.15%,
	11/10/22 (a)	2,168

Principal or Shares	Security Description	Value (000)

5,000,000	Hyundai Capital America 144A, 0.80%,
	4/03/23 (a)	$4,900
2,805,000	Hyundai Capital America 144A, 1.25%,
	9/18/23 (a)	2,695
8,340,000	Hyundai Capital America 144A, 0.80%,
	1/08/24 (a)	7,874
4,840,000	Illumina Inc., 0.55%, 3/23/23	4,751
1,020,000	Infor Inc. 144A, 1.45%, 7/15/23 (a)	984
2,075,000	JDE Peet’s NV 144A, 0.80%, 9/24/24 (a)	1,883
3,775,000	Martin Marietta Materials Inc., 0.65%, 7/15/23	3,652
5,501,000	Mercedes-Benz Finance North America LLC
	144A, 3.35%, 2/22/23 (a)	5,475
1,550,000	Meritage Homes Corp., 6.00%, 6/01/25	1,507
7,425,000	Microchip Technology Inc., 0.97%, 2/15/24	6,988
3,620,000	Microchip Technology Inc., 0.98%, 9/01/24	3,324
6,880,000	Nissan Motor Acceptance Co. LLC 144A, (3 mo.
	LIBOR USD + 0.640%), 3.81%, 3/08/24 (a)(b)	6,769
1,550,000	Penske Automotive Group Inc., 3.50%,
	9/01/25 (e)	1,443
14,142,000	Penske Truck Leasing Canada Inc., 2.85%,
	12/07/22 CAD (c)	10,365
1,875,000	PerkinElmer Inc., 0.55%, 9/15/23	1,802
3,345,000	PerkinElmer Inc., 0.85%, 9/15/24	3,088
4,910,000	PTC Inc. 144A, 3.63%, 2/15/25 (a)	4,686
1,865,000	Quanta Services Inc., 0.95%, 10/01/24	1,701
2,910,000	Royalty Pharma PLC, 0.75%, 9/02/23	2,792
6,200,000	Ryder System Inc., 3.40%, 3/01/23	6,168
5,855,000	Siemens Financieringsmaatschappij NV 144A,
	0.40%, 3/11/23 (a)	5,763
1,470,000	Skyworks Solutions Inc., 0.90%, 6/01/23	1,428
1,550,000	Sprint Communications LLC, 6.00%, 11/15/22	1,552
1,845,000	Stryker Corp., 0.60%, 12/01/23	1,758
3,680,000	Take-Two Interactive Software Inc., 3.30%,
	3/28/24	3,574
1,815,000	Taylor Morrison Communities Inc./Taylor
	Morrison Holdings II Inc. 144A, 5.63%,
	3/01/24 (a)	1,781
4,515,000	Thermo Fisher Scientific Inc., (Secured
	Overnight Financing Rate + 0.530%), 3.59%,
	10/18/24 (b)	4,468
465,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	462
1,550,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,475
1,550,000	TRI Pointe Group Inc./TRI Pointe Homes Inc.,
	5.88%, 6/15/24	1,525
3,085,000	Triton Container International Ltd. 144A,
	0.80%, 8/01/23 (a)	2,954
2,465,000	VMware Inc., 0.60%, 8/15/23	2,374
3,775,000	VMware Inc., 1.00%, 8/15/24	3,482
3,555,000	Volkswagen Group of America Finance LLC
	144A, 0.75%, 11/23/22 (a)	3,545
5,500,000	Volkswagen Group of America Finance LLC
	144A, 3.13%, 5/12/23 (a)	5,436
11,000,000	VW Credit Canada Inc., 3.70%, 11/14/22
	CAD (c)	8,071
2,000,000	VW Credit Canada Inc., 1.20%, 9/25/23
	CAD (c)	1,416
4,850,000	Warnermedia Holdings Inc. 144A, 3.43%,
	3/15/24 (a)	4,680
2,650,000	Warnermedia Holdings Inc. 144A, (Secured
	Overnight Financing Rate + 1.780%), 4.75%,
	3/15/24 (a)(b)	2,643
1,610,000	Westlake Corp., 0.88%, 8/15/24	1,494

		266,022

Annual Report   15

Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)
Utility (7%)
4,705,000	Alexander Funding Trust 144A, 1.84%,
	11/15/23 (a)	$4,419
4,866,000	AltaLink LP, 2.98%, 11/28/22 CAD (c)	3,568
1,160,000	American Electric Power Co. Inc. M, 0.75%,
	11/01/23	1,107
1,720,000	American Electric Power Co. Inc., 2.03%,
	3/15/24	1,643
2,500,000	Atmos Energy Corp., 0.63%, 3/09/23	2,464
2,020,000	Baker Hughes Holdings LLC/Baker Hughes Co.-
	Obligor Inc., 1.23%, 12/15/23	1,937
3,160,000	CenterPoint Energy Inc., (Secured Overnight
	Financing Rate + 0.650%), 3.34%, 5/13/24 (b)	3,095
2,150,000	CenterPoint Energy Resources Corp., 0.70%,
	3/02/23	2,120
4,115,000	Chevron USA Inc., (3 mo. LIBOR USD +
	0.200%), 3.12%, 8/11/23 (b)(e)	4,106
1,105,000	Civitas Resources Inc. 144A, 5.00%,
	10/15/26 (a)	1,019
2,065,000	Dominion Energy Inc. D, (3 mo. LIBOR USD +
	0.530%), 3.82%, 9/15/23 (b)	2,059
6,180,000	DTE Energy Co. H, 0.55%, 11/01/22	6,180
6,500,000	Enbridge Inc., 3.19%, 12/05/22 CAD (c)	4,765
6,620,000	Enbridge Inc., (U.S. Secured Overnight
	Financing Rate + 0.400%), 3.13%, 2/17/23 (b)	6,608
2,905,000	Enbridge Inc., 0.55%, 10/04/23	2,777
3,375,000	Enbridge Inc., (Secured Overnight Financing
	Rate + 0.630%), 3.34%, 2/16/24 (b)	3,338
2,000,000	Energy Transfer LP, 3.60%, 2/01/23	1,993
4,230,000	Energy Transfer LP, 4.25%, 3/15/23	4,209
1,379,000	Entergy Louisiana LLC, 0.62%, 11/17/23	1,313
1,550,000	EQT Corp., 6.13%, 2/01/25	1,555
1,970,000	EQT Corp., 5.68%, 10/01/25	1,949
1,390,000	Gray Oak Pipeline LLC 144A, 2.00%,
	9/15/23 (a)	1,346
9,500,000	Hydro One Inc., 0.71%, 1/16/23 CAD (c)	6,919
1,325,000	Kinder Morgan Inc., (3 mo. LIBOR USD +
	1.280%), 5.36%, 1/15/23 (b)	1,325
18,780,000	NextEra Energy Capital Holdings Inc., (3 mo.
	LIBOR USD + 0.270%), 3.25%, 2/22/23 (b)	18,748
1,550,000	NextEra Energy Operating Partners LP 144A,
	4.25%, 7/15/24 (a)	1,506
1,855,000	OGE Energy Corp., 0.70%, 5/26/23	1,808
2,690,000	Oklahoma Gas and Electric Co., 0.55%, 5/26/23	2,622
4,350,000	Phillips 66, 0.90%, 2/15/24	4,117
3,610,000	Pioneer Natural Resources Co., 0.55%, 5/15/23	3,523
5,440,000	Plains All American Pipeline LP/PAA Finance
	Corp., 2.85%, 1/31/23	5,405
2,345,000	Public Service Enterprise Group Inc., 0.84%,
	11/08/23	2,234
4,700,000	Southern Co. 2021, (Secured Overnight
	Financing Rate + 0.370%), 3.04%, 5/10/23 (b)	4,680
9,500,000	Southern Co. 21-A, 0.60%, 2/26/24	8,948
1,540,000	Southern Natural Gas Co. LLC 144A, 0.63%,
	4/28/23 (a)	1,500
3,064,117	Transocean Sentry Ltd. 144A, 5.38%, 5/15/23 (a)	3,016
4,480,000	Vistra Operations Co. LLC 144A, 4.88%,
	5/13/24 (a)	4,366
		134,287
Total Corporate Bond (Cost - $758,937)		736,480
Mortgage Backed (6%)
4,135,280	BDS 2021-FL8 144A, (1 mo. LIBOR USD +
	0.920%), 4.36%, 1/18/36 (a)(b)	3,995

Principal or Shares	Security Description	Value (000)

3,998,952	Bellemeade RE Ltd. 2021-3A 144A, (U.S.
	Secured Overnight Financing Rate Index 30day
	Average + 1.000%), 4.00%, 9/25/31 (a)(b)	$3,944
2,281,386	BX Commercial Mortgage Trust 2019-XL
	144A, (1 mo. LIBOR USD + 0.920%), 4.33%,
	10/15/36 (a)(b)	2,238
9,307,881	BXMT Ltd. 2020-FL2 144A, (1 mo. Term
	Secured Overnight Financing Rate + 1.014%),
	4.39%, 2/15/38 (a)(b)	9,202
2,500,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term
	Secured Overnight Financing Rate + 1.264%),
	4.64%, 2/15/38 (a)(b)	2,410
5,359,530	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.050%), 5.46%,
	6/15/34 (a)(b)	5,053
2,122,398	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 2.150%), 5.74%,
	11/25/39 (a)(b)	2,019
6,059,654	Connecticut Avenue Securities Trust 2021-
	R03 144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.850%), 3.85%,
	12/25/41 (a)(b)	5,872
6,921,604	Connecticut Avenue Securities Trust 2022-
	R02 144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 1.200%), 4.20%,
	1/25/42 (a)(b)	6,727
3,571,574	Connecticut Avenue Securities Trust 2022-
	R06 144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 2.750%), 5.75%,
	5/25/42 (a)(b)	3,556
3,550,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD +
	1.230%), 4.64%, 5/15/36 (a)(b)	3,478
3,000,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.550%), 4.55%, 4/25/34 (a)(b)	2,981
801,700	FHLMC Multifamily Structured Pass-Through
	Certificates KI06, (1 mo. LIBOR USD +
	0.220%), 3.36%, 3/25/25 (b)	799
1,569,673	Freddie Mac STACR REMIC Trust 2021-HQA1
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.700%), 3.70%,
	8/25/33 (a)(b)	1,562
3,514,536	Freddie Mac STACR REMIC Trust 2021-DNA3
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.750%), 3.75%,
	10/25/33 (a)(b)	3,457
4,658,332	Freddie Mac STACR REMIC Trust 2021-DNA5
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 1.650%), 4.65%,
	1/25/34 (a)(b)	4,535
15,850,857	Freddie Mac STACR REMIC Trust 2021-HQA3
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.850%), 3.85%,
	9/25/41 (a)(b)	15,003
1,784,626	Freddie Mac STACR REMIC Trust 2022-DNA1
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 1.000%), 4.00%,
	1/25/42 (a)(b)	1,727
6,271,492	Freddie Mac STACR REMIC Trust 2022-DNA2
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 1.300%), 4.30%,
	2/25/42 (a)(b)	6,138

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

461,914	Freddie Mac STACR REMIC Trust 2020-HQA1
	144A, (1 mo. LIBOR USD + 1.900%), 5.49%,
	1/25/50 (a)(b)	$455
376,653	Freddie Mac STACR REMIC Trust 2020-DNA2
	144A, (1 mo. LIBOR USD + 1.850%), 5.44%,
	2/25/50 (a)(b)	370
65,845	Freddie Mac STACR REMIC Trust 2020-HQA3
	144A, (1 mo. LIBOR USD + 3.600%), 7.19%,
	7/25/50 (a)(b)	66
1,447,440	Freddie Mac STACR Trust 2019-FTR2 144A,
	(1 mo. LIBOR USD + 0.950%), 4.54%,
	11/25/48 (a)(b)	1,426
147,358	Freddie Mac STACR Trust 2019-DNA4 144A,
	(1 mo. LIBOR USD + 1.950%), 5.54%,
	10/25/49 (a)(b)	146
1,470,995	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2021-DNA2 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 0.800%), 3.80%, 8/25/33 (a)(b)	1,465
3,093,685	Home RE Ltd. 2021-2 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.250%), 4.25%, 1/25/34 (a)(b)	3,080
2,950,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2019-MFP 144A, (1 mo. LIBOR
	USD + 1.160%), 4.57%, 7/15/36 (a)(b)	2,876
1,714,152	LoanCore Issuer Ltd. 2021-CRE4 144A, (U.S.
	Secured Overnight Financing Rate Index 30day
	Average + 0.914%), 3.71%, 7/15/35 (a)(b)	1,685
1,011,604	New Residential Mortgage Loan Trust 2017-5A
	144A, (1 mo. LIBOR USD + 1.500%), 5.09%,
	6/25/57 (a)(b)	995
3,350,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S.
	Secured Overnight Financing Rate Index 30day
	Average + 1.600%), 4.60%, 4/25/34 (a)(b)	3,295
6,950,000	ONE Mortgage Trust 2021-PARK 144A, (1
	mo. Term Secured Overnight Financing Rate +
	0.814%), 4.19%, 3/15/36 (a)(b)	6,666
306,832	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD +
	1.450%), 4.86%, 4/14/37 (a)(b)	304
1,617,035	Radnor RE Ltd. 2021-2 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.850%), 4.85%, 11/25/31 (a)(b)	1,576
438,225	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 5.24%, 4/25/43 (a)(b)	438
4,841,776	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 5.99%, 2/25/47 (a)(b)	4,684
Total Mortgage Backed (Cost - $117,610)		114,223
U.S. Government Agency (8%)
40,000,000	Federal Home Loan Bank Discount Notes,
	2.91%, 11/01/22 (d)	40,000

Principal or Shares	Security Description	Value (000)

8,750,000	Federal Home Loan Bank Discount Notes,
	2.96%, 11/02/22 (d)	$8,749
8,000,000	Federal Home Loan Bank Discount Notes,
	2.96%, 11/03/22 (d)	7,998
7,000,000	Federal Home Loan Bank Discount Notes,
	2.96%, 11/04/22 (d)	6,998
7,200,000	Federal Home Loan Bank Discount Notes,
	2.96%, 11/07/22 (d)	7,196
12,000,000	Federal Home Loan Bank Discount Notes,
	3.04%, 11/09/22 (d)	11,990
24,475,000	Federal Home Loan Bank Discount Notes,
	3.15%, 11/18/22 (d)	24,432
41,000,000	Federal Home Loan Bank Discount Notes,
	3.30%, 12/02/22 (d)	40,864
Total U.S. Government Agency (Cost - $148,257)		148,227
U.S. Treasury (11%)
35,000,000	U.S. Cash Management Bill, 2.56%,
	11/01/22 (d)	35,000
90,000,000	U.S. Cash Management Bill, 2.96%,
	11/22/22 (d)	89,828
35,000,000	U.S. Cash Management Bill, 3.84%,
	12/27/22 (d)	34,792
12,000,000	U.S. Cash Management Bill, 3.94%, 1/17/23 (d)	11,898
40,000,000	U.S. Treasury Bill, 4.03%, 1/26/23 (d)	39,619
2,000,000	U.S. Treasury Note, 0.13%, 12/15/23	1,903
Total U.S. Treasury (Cost - $213,149)		213,040
Investment Company (2%)
12,922,737	Payden Cash Reserves Money Market Fund*	12,923
2,726,002	Payden Floating Rate Fund, SI Class*	25,597
Total Investment Company (Cost - $39,923)		38,520
Total Investments (Cost - $2,058,600) (108%)		2,022,734
Liabilities in excess of Other Assets (-8%)		(150,446)
Net Assets (100%)		$1,872,288

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $9,231 and the total market value of the collateral held by the Fund is $9,506. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Annual Report   17

Payden Limited Maturity Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 5,138	CAD	6,604	BNP PARIBAS	12/05/2022	$289
USD 11,122	CAD	14,257	Citibank, N.A.	01/12/2023	647
USD 1,536	GBP	1,309	Citibank, N.A.	02/21/2023	30
USD 6,652	CAD	8,628	Citibank, N.A.	05/30/2023	294
USD 2,372	CAD	3,056	HSBC Bank USA, N.A.	11/14/2022	129
USD 3,787	CAD	4,938	HSBC Bank USA, N.A.	11/28/2022	161
USD 7,138	CAD	9,171	HSBC Bank USA, N.A.	12/07/2022	404
USD 7,420	CAD	9,534	HSBC Bank USA, N.A.	01/17/2023	414
USD 1,171	CAD	1,519	HSBC Bank USA, N.A.	03/01/2023	54
USD 19,577	CAD	25,665	HSBC Bank USA, N.A.	03/15/2023	697
USD 3,603	CAD	4,673	HSBC Bank USA, N.A.	07/06/2023	157
USD 2,329	CAD	3,043	JPMorgan Chase	12/07/2022	95
USD 1,670	CAD	2,130	RBC Capital Markets Corp.	12/07/2022	106

					3,477

Liabilities:
CAD 4,453	USD	3,284	HSBC Bank USA, N.A.	03/15/2023	(9)
USD 7,359	CAD	10,145	Citibank, N.A.	11/22/2022	(88)

					(97)

Net Unrealized Appreciation (Depreciation)					$3,380

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$9,231
Non-cash Collateral[2]	(9,231)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

18   Payden Mutual Funds

        Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its investor class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Corporate Bond	31%
U.S. Treasury	30%
Asset Backed	23%
Mortgage Backed	11%
Commercial Paper	4%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022

Principal or Shares	Security Description	Value (000)
Asset Backed (23%)
1,316,764	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 5.04%, 1/20/28 (a)(b)	$1,297
1,317,953	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 4.68%, 2/16/37 (a)(b)	1,321
8,752,371	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	6,310
10,397,641	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 5.07%, 4/15/29 (a)(b)	10,229
11,400,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.150%), 4.63%, 8/19/38 (a)(b)	10,926
1,349,843	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,253
8,725,657	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	7,410
3,992,324	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 4.83%, 8/20/35 (a)(b)	3,919
2,900,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	2,481
5,200,000	DataBank Issuer 2021-2A 144A, 2.40%, 10/25/51 (a)	4,477
15,900,000	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.920%), 5.00%, 10/15/30 (a)(b)	15,589
7,500,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (a)	6,112
7,650,000	Diamond Issuer 2021-1A 144A, 2.31%, 11/20/51 (a)	6,429

Principal or Shares	Security Description	Value (000)

888,289	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	$886
5,950,000	Drive Auto Receivables Trust 2021-3, 1.11%, 5/15/26	5,762
226,112	Enterprise Fleet Financing LLC 2019-2 144A, 2.29%, 2/20/25 (a)	226
2,000,000	Flagship Credit Auto Trust 2021-3 144A, 0.95%, 7/15/27 (a)	1,856
5,250,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	4,497
1,660,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	1,608
1,290,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	1,248
2,959,099	GMF Canada Leasing Trust 2020-1A 144A, 1.05%, 11/20/25 CAD (a)(c)	2,159
4,750,000	GreatAmerica Leasing Receivables Funding LLC Series 2021-1 144A, 0.34%, 8/15/24 (a)	4,593
6,581,382	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.180%), 4.59%, 9/15/37 (a) (b)	6,451
3,750,000	Greystone CRE Notes Ltd. 2021-HC2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 5.29%, 12/15/39 (a)(b)	3,657
6,854,655	ITE Rail Fund Levered LP 2021-3A 144A, 2.21%, 6/28/51 (a)	5,737
1,988,655	John Deere Owner Trust 2020-B, 0.51%, 11/15/24	1,950
7,250,000	LCCM Trust 2021-FL2 144A, (1 mo. LIBOR USD + 1.200%), 4.61%, 12/13/38 (a)(b)	7,040

Annual Report   19

            Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

1,327,166	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 5.28%, 10/20/27 (a)(b)	$1,316
5,300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 1.300%), 4.71%, 7/15/36 (a)(b)	5,150
14,978,914	Madison Park Funding XXV Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 0.970%), 5.33%, 4/25/29 (a)(b)	14,672
3,330,472	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	2,409
2,130,492	Navient Private Education Refi Loan Trust 2020- HA 144A, 1.31%, 1/15/69 (a)	1,922
5,985,433	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (a)	4,859
6,261,235	Navient Private Education Refi Loan Trust 2022- A 144A, 2.23%, 7/15/70 (a)	5,350
8,457,533	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 1.85%, 11/20/50 (a)	7,358
15,490,041	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.950%), 5.03%, 7/15/29 (a)(b)	15,183
6,500,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	6,257
8,400,000	OneMain Financial Issuance Trust 2021-1A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.760%), 3.53%, 6/16/36 (a)(b)	7,727
3,325,554	Palmer Square Loan Funding Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 0.800%), 3.78%, 2/20/28 (a)(b)	3,293
5,496,961	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 0.850%), 3.36%, 1/15/29 (a)(b)	5,412
3,895,924	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	3,764
3,554,185	Santander Bank Auto Credit-Linked Notes Series
	2022-B 144A, 5.92%, 8/16/32 (a)	3,537
2,606,402	Santander Bank Auto Credit-Linked Notes Series
	2022-B 144A, 6.79%, 8/16/32 (a)	2,589
1,466,125	Santander Bank N.A.-SBCLN 2021-1A 144A,
	1.83%, 12/15/31 (a)	1,406
5,150,000	Santander Drive Auto Receivables Trust 2022-3,
	3.40%, 12/15/26	5,041
4,547,985	SoFi Professional Loan Program Trust 2021-A
	144A, 1.03%, 8/17/43 (a)	3,813
7,223,889	SoFi Professional Loan Program Trust 2021-B
	144A, 1.14%, 2/15/47 (a)	5,948
4,410,000	Stack Infrastructure Issuer LLC 2020-1A 144A,
	1.89%, 8/25/45 (a)	3,914
2,400,000	Stack Infrastructure Issuer LLC 2021-1A 144A,
	1.88%, 3/26/46 (a)	2,077
4,038,183	STWD Ltd. 2019-FL1 144A, (1 mo. Term
	Secured Overnight Financing Rate + 1.194%),
	4.61%, 7/15/38 (a)(b)	4,001
13,741,865	TCI-Symphony CLO Ltd. 2017-1A 144A, (3 mo.
	LIBOR USD + 0.930%), 5.01%, 7/15/30 (a)(b)	13,486
5,016,000	Textainer Marine Containers VII Ltd. 2021-2A
	144A, 2.23%, 4/20/46 (a)	4,203
7,626,951	Triumph Rail Holdings LLC 2021-2 144A,
	2.15%, 6/19/51 (a)	6,560
7,960,000	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term
	Secured Overnight Financing Rate + 1.564%),
	4.94%, 10/15/34 (a)(b)	7,889
6,550,000	Vantage Data Centers Issuer LLC 2020-1A 144A,
	1.65%, 9/15/45 (a)	5,750

Principal or Shares	Security Description	Value (000)

3,700,000	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (a)	$3,628
144,355	Westlake Automobile Receivables Trust 2020- 2A 144A, 1.32%, 7/15/25 (a)	144
4,466,250	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	3,747
Total Asset Backed (Cost - $310,104)		287,828
Bank Loans(d) (0%)
1,637,625	Southwestern Energy Co. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 6.20%, 6/22/27 (Cost - $1,633)	1,618
Commercial Paper(e) (4%)
15,000,000	Amphenol Corp., 3.40%, 11/01/22	14,999
30,000,000	CenterPoint Energy Inc., 3.40%, 11/01/22	29,997
Total Commercial Paper (Cost - $45,000)		44,996
Corporate Bond (31%)
Financial (15%)
5,755,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	5,453
5,110,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	4,640
2,190,000	Air Lease Corp., 0.80%, 8/18/24	1,995
2,240,000	Ally Financial Inc., 1.45%, 10/02/23	2,148
1,890,000	Ally Financial Inc., 3.88%, 5/21/24	1,826
3,420,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	3,367
1,980,000	Aviation Capital Group LLC 144A, 4.38%, 1/30/24 (a)	1,910
3,000,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	2,985
3,845,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.740%), 0.81%, 10/24/24 (b)	3,649
6,680,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 0.98%, 4/22/25 (b)	6,202
7,770,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.650%), 1.53%, 12/06/25 (b)	7,081
3,610,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	3, 381
1,690,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,546
2,600,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	2,565
3,791,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	3,711
1,430,000	Brighthouse Financial Global Funding 144A, 1.00%, 4/12/24 (a)	1,336
5,665,000	Brighthouse Financial Global Funding 144A, 1.75%, 1/13/25 (a)	5,163
4,645,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (b)	4,587
5,540,000	Citizens Bank N.A., (U.S. Secured Overnight Financing Rate + 1.450%), 6.06%, 10/24/25 (b)	5,582
4,420,000	Equinix Inc., 2.63%, 11/18/24	4,165
8,005,000	F&G Global Funding 144A, 0.90%, 9/20/24 (a)	7,277
2,370,000	Fifth Third Bank N.A., (U.S. Secured Overnight Financing Rate + 1.230%), 5.85%, 10/27/25 (b)	2,374
1,935,000	First Republic Bank, (U.S. Secured Overnight Financing Rate + 0.620%), 1.91%, 2/12/24 (b)	1,911
2,030,000	First-Citizens Bank & Trust Co., (3 mo. Term Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	1,913
3,980,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	3,695
1,380,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,290

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

8,380,000	Goldman Sachs Group Inc., 5.70%, 11/01/24	$8,383
3,600,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.609%), 0.86%, 2/12/26 (b)	3,193
2,460,000	Golub Capital BDC Inc., 3.38%, 4/15/24	2,342
2,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	1,998
655,000	iStar Inc., 4.75%, 10/01/24	648
3,935,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (a)	3,921
1,750,000	JPMorgan Chase & Co., (3 mo. Term Secured Overnight Financing Rate + 0.600%), 0.65%, 9/16/24 (b)	1,671
3,915,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.980%), 3.85%, 6/14/25 (b)	3,795
3,540,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	3,396
3,415,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	3,094
12,090,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (b)	11,101
4,950,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.525%), 0.79%, 5/30/25 (b)	4,537
3,435,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	3,243
2,230,000	Morgan Stanley I, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	2,012
6,205,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.560%), 1.16%, 10/21/25 (b)	5,626
2,905,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.770%), 6.14%, 10/16/26 (b)	2,916
6,390,000	Omega Healthcare Investors Inc., 4.38%, 8/01/23	6,326
2,160,000	Owl Rock Capital Corp., 4.25%, 1/15/26	1,955
1,520,000	Owl Rock Technology Finance Corp. 144A, 3.75%, 6/17/26 (a)	1,308
1,380,000	Radian Group Inc., 6.63%, 3/15/25	1,365
4,400,000	Reliance Standard Life Global Funding II 144A, 3.85%, 9/19/23 (a)	4,321
3,350,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	2,805
2,850,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	2,498
3,800,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,177
1,195,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (a)	1,168
1,700,000	VICI Properties LP/VICI Note Co. Inc. 144A, 3.50%, 2/15/25 (a)	1,583
5,365,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 3.91%, 4/25/26 (b)	5,114
3,525,000	Wells Fargo & Co., (U.S. Secured Overnight
	Financing Rate + 1.560%), 4.54%, 8/15/26 (b)	3,393
		188,641
Industrial (12%)
6,780,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 2/15/23 (a)	6,745
1,395,000	Aptiv PLC/Aptiv Corp., 2.40%, 2/18/25	1,300
1,195,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,171
7,060,000	Boeing Co., 1.43%, 2/04/24	6,703
1,380,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,370

Principal or Shares	Security Description	Value (000)

3,190,000	CommonSpirit Health, 6.07%, 11/01/27	$3,198
3,345,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	3,149
5,450,000	Ford Motor Credit Co. LLC, 2.30%, 2/10/25	4,940
2,665,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	2,575
1,380,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,354
3,000,000	General Motors Financial Co. Inc., 1.05%, 3/08/24	2,814
4,000,000	General Motors Financial Co. Inc., 3.95%, 4/13/24	3,885
3,860,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	3,529
1,785,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	1,566
8,300,000	Glencore Funding LLC 144A, 4.63%, 4/29/24 (a)	8,161
580,000	Graphic Packaging International LLC, 4.13%, 8/15/24	566
1,380,000	HCA Inc., 5.38%, 2/01/25	1,363
2,285,000	Huntington Ingalls Industries Inc., 0.67%, 8/16/23	2,199
3,760,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (a)	3,613
4,000,000	Hyundai Capital America 144A, 0.88%, 6/14/24 (a)	3,676
3,675,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	3,328
1,660,000	Infor Inc. 144A, 1.45%, 7/15/23 (a)	1,601
1,380,000	Meritage Homes Corp., 6.00%, 6/01/25	1,341
2,185,000	Microchip Technology Inc., 2.67%, 9/01/23	2,132
6,075,000	Microchip Technology Inc., 0.97%, 2/15/24	5,717
3,810,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	3,488
6,545,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)(f)	6,027
1,000,000	Nordstrom Inc., 2.30%, 4/08/24	940
3,155,000	Pelabuhan Indonesia Persero PT 144A, 4.50%, 5/02/23 (a)	3,103
1,380,000	Penske Automotive Group Inc., 3.50%, 9/01/25 (f)	1,285
2,610,000	Qorvo Inc. 144A, 1.75%, 12/15/24 (a)	2,383
1,655,000	Quanta Services Inc., 0.95%, 10/01/24	1,509
5,225,000	Renesas Electronics Corp. 144A, 1.54%,
	11/26/24 (a)	4,747
4,460,000	Royalty Pharma PLC, 0.75%, 9/02/23	4,279
560,000	Skyworks Solutions Inc., 0.90%, 6/01/23	544
8,000,000	SMBC Aviation Capital Finance DAC 144A,
	4.13%, 7/15/23 (a)	7,884
1,380,000	Sprint Communications LLC, 6.00%, 11/15/22	1,382
2,000,000	Stellantis NV, 5.25%, 4/15/23	1,995
8,400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	7,807
1,380,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	1,354
1,100,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	1,089
800,000	Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 1/31/25	794
865,000	T-Mobile USA Inc., 2.25%, 2/15/26	778
855,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	849
1,380,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,313
1,380,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	1,358
2,805,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	2,686

Annual Report   21

            Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

1,605,000	Volkswagen Group of America Finance LLC 144A, 3.95%, 6/06/25 (a)	$1,535
6,000,000	VW Credit Canada Inc., 3.25%, 3/29/23 CAD (c)	4,375
2,590,000	Warnermedia Holdings Inc. 144A, 3.43%, 3/15/24 (a)	2,499
1,340,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	1,245
		145,244
Utility (4%)
3,725,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	3,373
5,835,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (a)	5,481
980,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	904
4,300,000	Devon Energy Corp., 5.25%, 9/15/24	4,292
1,380,000	EQT Corp., 6.13%, 2/01/25	1,385
1,595,000	EQT Corp., 5.68%, 10/01/25	1,578
3,619,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	3,503
3,195,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	3,105
4,000,000	Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24	3,833
6,812,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	6,807
2,120,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	2,039
2,062,674	Transocean Sentry Ltd. 144A, 5.38%, 5/15/23 (a)	2,030
1,415,000	Vistra Operations Co. LLC 144A, 4.88%, 5/13/24 (a)	1,379
3,800,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	3,621
		43,330
Total Corporate Bond (Cost - $400,715)		377,215
Mortgage Backed (11%)
6,866,125	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 4.36%, 1/18/36 (a)(b)	6,633
3,544,525	Bellemeade RE Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 4.00%, 9/25/31 (a)(b)	3,496
121,719,452	Benchmark Mortgage Trust 2018-B6, 0.41%, 10/10/51 (g)	1,818
2,567,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 4.49%, 10/15/36 (a)(b)	2,493
4,536,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 1.130%), 4.54%, 10/15/37 (a)(b)	4,344
4,550,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 0.899%), 4.31%, 10/15/36 (a)(b)	4,275
7,050,000	BXMT Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.050%), 4.46%, 5/15/38 (a)(b)	6,936
22,298,418	Cantor Commercial Real Estate Lending 2019- CF1, 1.13%, 5/15/52 (g)	1,090
9,002,025	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 5.46%, 6/15/34 (a)(b)	8,488
44,252,637	Citigroup Commercial Mortgage Trust 2018-C6, 0.77%, 11/10/51 (g)	1,566
181,332	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 5.69%, 9/25/39 (a)(b)	181

Principal or Shares	Security Description	Value (000)

299,538	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 5.69%, 10/25/39 (a)(b)	$297
4,115,118	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 5.74%, 11/25/39 (a)(b)	3,915
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 12.84%, 11/25/39 (a)(b)	3,993
424,525	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 5.64%, 1/25/40 (a)(b)	418
900,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 7.24%, 2/25/40 (a)(b)	897
2,859,852	Connecticut Avenue Securities Trust 2022- R08 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.550%), 5.55%, 7/25/42 (a)(b)	2,849
2,860,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.230%), 4.64%, 5/15/36 (a)(b)	2,802
2,691,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 4.55%, 4/25/34 (a)(b)	2,674
13,150,000	Fannie Mae Connecticut Avenue Securities 2021- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 5.00%, 11/25/41 (a)(b)	11,681
14,417,269	FHLMC Multifamily Structured Pass-Through Certificates K727, 2.95%, 7/25/24	13,964
9,190,024	Freddie Mac REMIC 5057, 1.00%, 4/15/54	8,051
1,398,618	Freddie Mac STACR REMIC Trust 2021-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.700%), 3.70%, 8/25/33 (a)(b)	1,392
2,083,256	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 3.85%, 9/25/41 (a)(b)	1,972
270,665	Freddie Mac STACR REMIC Trust 2019-HQA4 144A, (1 mo. LIBOR USD + 2.050%), 5.64%, 11/25/49 (a)(b)	270
422,365	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 5.29%, 1/25/50 (a)(b)	415
715,617	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 5.49%, 1/25/50 (a)(b)	705
457,365	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 5.44%, 2/25/50 (a)(b)	449
504,040	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 6.69%, 3/25/50 (a)(b)	505
290,775	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%), 5.54%, 10/25/49 (a)(b)	288
1,110,933	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 14.84%, 10/25/29 (b)	1,113

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 8.19%, 12/25/42 (b)	$1,415
2,244,975	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 4.25%, 1/25/34 (a)(b)	2,235
5,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 4.57%, 7/15/36 (a)(b)	4,875
2,800,541	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (a)(g)	2,640
2,061,566	New Residential Mortgage Loan Trust 2017-3A 144A, 4.00%, 4/25/57 (a)(g)	1,955
1,775,258	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(g)	1,653
3,000,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 4.60%, 4/25/34 (a)(b)	2,951
8,450,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 0.814%), 4.19%, 3/15/36 (a)(b)	8,105
605,046	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD + 1.450%), 4.86%, 4/14/37 (a)(b)	600
4,487,032	Provident Funding Mortgage Trust 2020-F1 144A, 2.00%, 1/25/36 (a)(g)	3,817
1,404,267	Radnor RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 4.85%, 11/25/31 (a)(b)	1,369
849,153	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 5.24%, 4/25/43 (a)(b)	848
650,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 14.09%, 2/25/47 (a)(b)	691
Total Mortgage Backed (Cost - $142,289)		133,124
Municipal (1%)
10,600,000	California Earthquake Authority A, 5.39%, 7/01/23	10,586
3,000,000	California Earthquake Authority A, 5.60%, 7/01/27	2,977
Total Municipal (Cost - $13,600)		13,563
U.S. Treasury (30%)
19,731,000	U.S. Treasury Note, 2.75%, 5/31/23 (h)	19,535
16,345,000	U.S. Treasury Note, 2.50%, 4/30/24	15,843
4,000,000	U.S. Treasury Note, 0.25%, 6/15/24	3,729
6,485,000	U.S. Treasury Note, 2.88%, 6/30/24	6,317
6,945,000	U.S. Treasury Note, 3.13%, 8/31/24	6,787
10,145,000	U.S. Treasury Note, 0.75%, 11/15/24	9,407
46,201,000	U.S. Treasury Note, 1.50%, 2/15/25	43,207
995,000	U.S. Treasury Note, 1.13%, 2/28/25	922
81,055,000	U.S. Treasury Note, 2.63%, 4/15/25	77,626
24,985,000	U.S. Treasury Note, 2.88%, 5/15/25	23,964
84,990,000	U.S. Treasury Note, 3.00%, 7/15/25	81,868
51,575,000	U.S. Treasury Note, 3.00%, 8/15/25	49,802
25,979,000	U.S. Treasury Note, 3.50%, 9/15/25	25,328
Total U.S. Treasury (Cost - $377,492)		364,335
Investment Company (0%)
5,651,891	Payden Cash Reserves Money Market Fund *
	(Cost - $5,652)	5,652
Total Investments (Cost - $1,296,485) (100%)		1,228,331
Liabilities in excess of Other Assets ((0)%)		(5,196)
Net Assets (100%)		$1,223,135

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Yield to maturity at time of purchase.
(f)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $1,327 and the total market value of the collateral held by the Fund is $1,377. Amounts in 000s.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Annual Report   23

        Payden Low Duration Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 4,699	CAD 6,098	Citibank, N.A.	03/29/2023	$212
USD 15,611	CAD 20,466	HSBC Bank USA, N.A.	03/15/2023	555

				767

Liabilities:
CAD 5,712	USD 4,209	HSBC Bank USA, N.A.	03/15/2023	(7)
GBP 21	USD 25	HSBC Bank USA, N.A.	03/15/2023	–
USD 24	GBP 21	HSBC Bank USA, N.A.	03/15/2023	–

				(7)

Net Unrealized Appreciation (Depreciation)				$760

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day Eurodollar Future	664	Sep-23	$157,700	$(6,866)	$(6,866)
U.S. Treasury 2-Year Note Future	759	Dec-22	155,127	(2,784)	(2,784)

					(9,650)

Short Contracts:
U.S. Treasury 5-Year Note Future	1,096	Dec-22	(116,827)	4,979	4,979

Total Futures					$(4,671)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,327
Non-cash Collateral[2]	(1,327)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

24   Payden Mutual Funds

        Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Mortgage Backed	46%
U.S. Treasury	41%
Investment Company	12%
U.S. Government Agency	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)

Mortgage Backed (49%)
623,242	FG C91912 20YR, 3.00%, 2/01/37	$563
23,397	FH 2B0709 ARM, (12 mo. LIBOR USD +
	1.750%), 4.00%, 8/01/42 (a)	23
87,688	FH 2B0972 ARM, (12 mo. LIBOR USD +
	1.770%), 2.46%, 11/01/42 (a)	87
307,997	FH 2B4763 ARM, (12 mo. LIBOR USD +
	1.620%), 3.87%, 10/01/45 (a)	307
64,547	FH 849486 ARM, (12 mo. LIBOR USD +
	1.875%), 3.65%, 8/01/41 (a)	65
234,261	FH 849506 ARM, (12 mo. LIBOR USD +
	1.608%), 3.42%, 11/01/44 (a)	234
862,074	FH 8C0092 ARM, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 2.130%),
	1.55%, 8/01/51 (a)	759
967,318	FH 8C0312 ARM, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 2.130%),
	4.43%, 7/01/52 (a)	933
1,499,414	FHLMC Multifamily Structured Pass-Through
	Certificates K034, 3.53%, 7/25/23 (b)	1,482
29,090	FHLMC Multifamily Structured Pass-Through
	Certificates KI04, (1 mo. LIBOR USD +
	0.360%), 3.50%, 7/25/24 (a)	29
915,654	FHLMC Multifamily Structured Pass-Through
	Certificates K045, 3.02%, 1/25/25	879
43,472	FHLMC Multifamily Structured Pass-Through
	Certificates KI06, (1 mo. LIBOR USD +
	0.220%), 3.36%, 3/25/25 (a)	43
747,929	FHLMC Multifamily Structured Pass-Through
	Certificates KI08, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 0.200%),
	2.67%, 10/25/26 (a)	740
1,031,016	FHLMC Multifamily Structured Pass-Through
	Certificates KG03, 0.70%, 4/25/29 (b)	882

Principal or Shares	Security Description	Value (000)

800,800	FHLMC Multifamily Structured Pass-Through
	Certificates Q013, 1.29%, 5/25/50 (b)	$756
48,110	FN AI4019 ARM, (12 mo. LIBOR USD +
	1.750%), 4.00%, 7/01/41 (a)	48
68,464	FN AL5596 ARM, (12 mo. LIBOR USD +
	1.556%), 1.99%, 2/01/44 (a)	68
112,543	FN AL5790 ARM, (12 mo. LIBOR USD +
	1.566%), 3.66%, 10/01/44 (a)	113
111,378	FN AL5967 ARM, (12 mo. LIBOR USD +
	1.576%), 2.93%, 11/01/44 (a)	111
198,656	FN AL7648 ARM, (12 mo. LIBOR USD +
	1.589%), 4.89%, 10/01/45 (a)	202
478,588	FN AS4186 15YR, 2.50%, 1/01/30	445
218,927	FN AS6443 15YR, 3.00%, 12/01/30	206
452,373	FN AS8013 15YR, 2.50%, 9/01/31	421
62,039	FN AU6974 ARM, (12 mo. LIBOR USD +
	1.580%), 1.83%, 11/01/43 (a)	62
159,141	FN AU8673 ARM, (12 mo. LIBOR USD +
	1.530%), 2.03%, 2/01/44 (a)	157
227,041	FN AZ2886 ARM, (12 mo. LIBOR USD +
	1.600%), 5.22%, 9/01/45 (a)	231
366,646	FN AZ4380 ARM, (12 mo. LIBOR USD +
	1.590%), 3.84%, 8/01/45 (a)	369
326,448	FN BD2473 ARM, (12 mo. LIBOR USD +
	1.620%), 2.40%, 1/01/47 (a)	321
638,815	FN BM3938 15YR, 3.50%, 4/01/33	605
455,540	FN BM4153 15YR, 3.00%, 6/01/33	421
489,457	FN BP6814 ARM, (12 mo. LIBOR USD +
	1.610%), 2.27%, 5/01/50 (a)	437
835,536	FN BR9966 ARM, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 1.610%),
	1.92%, 5/01/51 (a)	734

Annual Report   25

        Payden U.S. Government Fund continued

Principal or Shares	Security Description	Value (000)
976,396	FN BV2462 ARM, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 2.130%), 3.81%, 6/01/52 (a)	$926
525,929	FN CA4462 15YR, 3.00%, 11/01/34	486
1,464,503	FN FS2395 15YR, 3.50%, 7/01/37	1,380
1,430,796	FN MA4694 15YR, 3.50%, 8/01/37	1,348
2,000,000	FNCL, 6.00%, 30YR TBA (c)	2,003
89,997	FNR FA 2002-10, (1 mo. LIBOR USD +
	0.750%), 4.34%, 2/25/32 (a)	90
994,354	FR SB8192 15YR, 5.00%, 10/01/37	991
1,000,000	FR SD8279 30YR, 6.00%, 11/01/52	1,008
870,409	FRESB Mortgage Trust 2021-SB83, 0.63%,
	1/25/26 (b)	777
792,017	FRESB Mortgage Trust 2020-SB78, 0.82%,
	6/25/40 (a)(b)	715
996,360	FRESB Mortgage Trust 2020-SB79, 0.80%,
	7/25/40 (a)(b)	898
358,633	G2 778200, 4.00%, 2/20/32	346
330,069	G2 778203, 4.75%, 2/20/32	328
714,016	G2 AD0857, 3.75%, 9/20/33	682
281,227	G2 AY5132, 3.25%, 7/20/37	255
548,869	G2 AY5138, 3.25%, 12/20/37	498
442,898	GN 728153, 5.50%, 10/15/29	459
222,373	GN 737791 30YR, 4.50%, 12/15/40	217
1,444,806	GNR ST 2014-79, 20.61%, 7/20/29 (b)(d)	–

Total Mortgage Backed (Cost - $28,885)		26,140
U.S. Government Agency (1%)
500,000	Federal Home Loan Mortgage Corp., 4.00%,
	2/28/25
	(Cost - $500)	493

Principal or Shares	Security Description	Value (000)
U.S. Treasury (43%)
3,700,000	U.S. Treasury Note, 2.63%, 2/28/23	$3,681
2,500,000	U.S. Treasury Note, 0.13%, 10/15/23	2,394
1,500,000	U.S. Treasury Note, 0.63%, 12/31/23	1,434
6,000,000	U.S. Treasury Note, 2.50%, 5/31/24	5,807
5,500,000	U.S. Treasury Note, 2.75%, 6/15/25	5,288
2,500,000	U.S. Treasury Note, 3.50%, 9/15/25	2,437
1,500,000	U.S. Treasury Note, 2.00%, 11/15/26	1,370
500,000	U.S. Treasury Note, 3.25%, 6/30/27	479

Total U.S. Treasury (Cost - $23,360)		22,890

Investment Company (12%)
6,666,151	Payden Cash Reserves Money Market Fund *
	(Cost - $6,666)	6,666
Total Investments (Cost - $59,411) (105%)		56,189
Liabilities in excess of Other Assets (-5%)		(2,718)

Net Assets (100%)		$53,471

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security was purchased on a delayed delivery basis.
(d)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 5-Year Note Future	12	Dec-22	$1,279	$(58)	$(58)
U.S. Ultra Bond Future	2	Dec-22	255	(40)	(40)

					(98)

Short Contracts:
U.S. 10-Year Ultra Future	10	Dec-22	(1,160)	99	99

Total Futures					$1

See notes to financial statements.

26   Payden Mutual Funds

        Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Mortgage Backed	98%
Investment Company	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Mortgage Backed (125%)
463,148	Fannie Mae-Aces 2016-M9, (1 mo. LIBOR USD + 0.590%), 3.60%, 9/25/23 (a)	$463
261,981	FH 2B4763 ARM, (12 mo. LIBOR USD +
	1.620%), 3.87%, 10/01/45 (a)	261
1,499,414	FHLMC Multifamily Structured Pass-Through Certificates K034, 3.53%, 7/25/23 (b)	1,482
72,454	FHLMC Multifamily Structured Pass-Through Certificates KI06, (1 mo. LIBOR USD + 0.220%), 3.36%, 3/25/25 (a)	72
795,278	FHLMC Multifamily Structured Pass-Through Certificates Q013, 1.29%, 5/25/50 (b)	751
150,284	FN BM2007 30YR, 4.00%, 9/01/48	139
1,735,070	FN BP6626 30YR, 2.00%, 8/01/50	1,376
1,161,367	FN CA6739 30YR, 3.00%, 8/01/50	995
87,874	FNR FA 2007-110, (1 mo. LIBOR USD +
	0.620%), 4.21%, 12/25/37 (a)	87
78,198	FNR FE 2010-86, (1 mo. LIBOR USD +
	0.450%), 4.04%, 8/25/25 (a)	78
192,904	G2 3711 30YR, 5.50%, 5/20/35	199
249,678	G2 3747 30YR, 5.00%, 8/20/35	251
156,281	G2 3772 30YR, 5.00%, 10/20/35	157
300,162	G2 3785 30YR, 5.00%, 11/20/35	302
325,647	G2 4802 30YR, 5.00%, 9/20/40	327
1,033,725	G2 4853 30YR, 4.00%, 11/20/40	975
168,264	G2 4978 30YR, 4.50%, 3/20/41	165
414,644	G2 5083 30YR, 5.00%, 6/20/41	417
1,257,028	G2 5115 30YR, 4.50%, 7/20/41	1,231
194,598	G2 5140 30YR, 4.50%, 8/20/41	191
502,329	G2 5233 30YR, 4.00%, 11/20/41	474

Principal or Shares	Security Description	Value (000)

1,114,836	G2 5258 30YR, 3.50%, 12/20/41	$1,026
673,839	G2 5332 30YR, 4.00%, 3/20/42	640
473,274	G2 770239 30YR, 4.00%, 2/20/42	449
1,519,760	G2 785219 30YR, 2.00%, 12/20/50	1,239
676,456	G2 785289 ARM, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity +
	1.500%), 2.08%, 12/20/47 (a)	667
2,167,481	G2 785524 ARM, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity +
	1.530%), 2.25%, 12/20/41 (a)	2,132
174,959	G2 80029 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 1/20/27 (a)	172
307,000	G2 80052 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 3/20/27 (a)	303
225,968	G2 80059 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.88%, 4/20/27 (a)	221
528,163	G2 80074 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.88%, 5/20/27 (a)	516
912,865	G2 80152 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 1/20/28 (a)	891
250,523	G2 80154 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 1/20/28 (a)	245

Annual Report   27

        Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)
375,486	G2 80169 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 2/20/28 (a)	$371
573,113	G2 80184 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.88%, 4/20/28 (a)	568
570,476	G2 80319 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	1.63%, 9/20/29 (a)	561
505,870	G2 80637 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	1.63%, 9/20/32 (a)	492
1,003,772	G2 80795 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	1.75%, 12/20/33 (a)	971
357,496	G2 80826 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 2/20/34 (a)	351
623,912	G2 80835 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 2/20/34 (a)	613
546,685	G2 81282 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 3/20/35 (a)	537
543,230	G2 82074 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.88%, 5/20/38 (a)	535
406,846	G2 82107 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	1.63%, 7/20/38 (a)	397
4,322	G2 8228 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	1.63%, 7/20/23 (a)	4
769,737	G2 82457 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 1/20/40 (a)	759
400,471	G2 82463 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 1/20/40 (a)	395
146,010	G2 83031 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	2.63%, 1/20/42 (a)	144
282,073	G2 8991 ARM, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 1.500%),
	1.75%, 10/20/26 (a)	276
1,003,951	G2 AY5132, 3.25%, 7/20/37	911
1,098,332	G2 AY5138, 3.25%, 12/20/37	996
170,701	G2 MA0312, 3.50%, 8/20/42	152
203,847	G2 MA0387, 3.50%, 9/20/42	181
1,272,738	G2 MA0698 30YR, 3.00%, 1/20/43	1,139
1,370,443	G2 MA1012 30YR, 3.50%, 5/20/43	1,263
1,210,359	G2 MA1089 30YR, 3.00%, 6/20/43	1,084
1,174,446	G2 MA1520 30YR, 3.00%, 12/20/43	1,051
1,127,219	G2 MA2304 30YR, 4.00%, 10/20/44	1,059
1,015,799	G2 MA2522 30YR, 4.00%, 1/01/45	954
708,416	G2 MA2767 ARM, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity +
	1.500%), 2.50%, 4/20/45 (a)	694
490,082	G2 MA3454 30YR, 3.50%, 2/20/46	447
897,596	G2 MA3520 30YR, 3.00%, 3/20/46	799
941,894	G2 MA3597 30YR, 3.50%, 4/20/46	859
1,551,818	G2 MA3662 30YR, 3.00%, 5/20/46	1,381
959,728	G2 MA3663 30YR, 3.50%, 5/20/46	877
834,077	G2 MA3735 30YR, 3.00%, 6/20/46	740

Principal or Shares	Security Description	Value (000)
807,163	G2 MA3802 30YR, 3.00%, 7/20/46	$717
767,942	G2 MA3936 30YR, 3.00%, 9/20/46	681
519,417	G2 MA4003 30YR, 3.00%, 10/20/46	460
645,565	G2 MA4069 30YR, 3.50%, 11/20/46	587
772,801	G2 MA4195 30YR, 3.00%, 1/20/47	682
483,846	G2 MA4197 30YR, 4.00%, 1/20/47	454
751,440	G2 MA4262 30YR, 3.50%, 2/20/47	684
901,466	G2 MA4321 30YR, 3.50%, 3/20/47	818
545,665	G2 MA4322 30YR, 4.00%, 3/20/47	512
279,528	G2 MA4382 30YR, 3.50%, 4/20/47	254
401,140	G2 MA4510 30YR, 3.50%, 6/20/47	365
864,863	G2 MA4719 30YR, 3.50%, 9/20/47	791
957,724	G2 MA4962 30YR, 3.50%, 1/20/48	872
367,832	G2 MA5816 30YR, 3.50%, 3/20/49	333
1,803,182	G2 MA6818 30YR, 2.00%, 8/20/50	1,493
2,194,854	G2 MA7051 30YR, 2.00%, 12/20/50	1,817
1,315,938	G2 MA7367 30YR, 2.50%, 5/20/51	1,120
1,891,196	G2 MA7471 30YR, 2.00%, 7/20/51	1,563
2,185,949	G2 MA7472 30YR, 2.50%, 7/20/51	1,860
2,312,026	G2 MA7533 30YR, 2.00%, 8/20/51	1,910
2,209,756	G2 MA7535 30YR, 3.00%, 8/20/51	1,939
977,566	G2 MA7648 30YR, 2.00%, 10/20/51	807
1,958,162	G2 MA7705 30YR, 2.50%, 11/20/51	1,667
1,506,653	G2 MA7706 30YR, 3.00%, 11/20/51	1,320
2,315,424	G2 MA7766 30YR, 2.00%, 12/20/51	1,911
1,947,593	G2 MA7768 30YR, 3.00%, 12/20/51	1,706
1,975,064	G2 MA7881 30YR, 2.50%, 2/20/52	1,679
1,988,736	G2 MA7987 30YR, 2.50%, 4/20/52	1,690
1,959,378	G2 MA7990 30YR, 4.00%, 4/20/52	1,809
1,948,275	G2 MA8097 30YR, 2.50%, 6/20/52	1,656
1,895,583	G2 MA8266 30YR, 3.50%, 9/20/52	1,700
11,050,000	G2SF, 2.50%, 12/15/5230YR TBA (c)	9,365
4,550,000	G2SF, 2.00%, 12/20/5230YR TBA (c)	3,738
1,150,000	G2SF, 3.50%, 12/20/5230YR TBA (c)	1,029
1,000,000	G2SF, 4.00%, 12/20/5230YR TBA (c)	921
4,650,000	G2SF, 4.50%, 12/20/5230YR TBA (c)	4,405
1,000,000	G2SF, 5.00%, 12/20/5230YR TBA (c)	972
1,450,000	G2SF, 5.50%, 12/20/5230YR TBA (c)	1,438
2,230,000	G2SF, 6.00%, 12/20/5230YR TBA (c)	2,240
189,143	GN 366983 30YR, 4.00%, 6/15/41	180
425,857	GN 455989, 5.00%, 7/15/26	403
77,922	GN 558954, 5.25%, 5/15/29	77
358,288	GN 558956, 4.50%, 6/15/29	348
142,366	GN 605099 30YR, 5.50%, 3/15/34	149
326,172	GN 616826 30YR, 5.50%, 1/15/35	340
670,675	GN 710868 30YR, 5.50%, 9/15/39	703
267,677	GN 728153, 5.50%, 10/15/29	277
95,099	GN 728159, 5.25%, 11/15/29	95
115,671	GN 781636 30YR, 5.50%, 7/15/33	122
143,794	GN 781810 30YR, 5.50%, 10/15/34	151
690,868	GN 784370 30YR, 4.00%, 7/15/45	651
1,071,982	GN 785986 30YR, 3.00%, 10/15/51	933
349,020	GNR AF 2012-18, (1 mo. LIBOR USD +
	0.300%), 3.79%, 2/20/38 (a)	348
50,140	GNR AH 2015-159, 2.50%, 5/20/43	49
768,912	GNR F 2004-56, (1 mo. LIBOR USD +
	0.400%), 3.89%, 6/20/33 (a)	768
192,195	GNR FA 2001-35, (1 mo. LIBOR USD +
	0.250%), 3.66%, 8/16/31 (a)	192
64,856	GNR FA 2002-13, (1 mo. LIBOR USD +
	0.500%), 3.91%, 2/16/32 (a)	65
85,398	GNR FA 2002-72, (1 mo. LIBOR USD +
	0.400%), 3.89%, 10/20/32 (a)	85
39,283	GNR FB 2002-72, (1 mo. LIBOR USD +
	0.400%), 3.89%, 10/20/32 (a)	39

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
230,800	GNR FB 2007-76, (1 mo. LIBOR USD + 0.500%), 3.99%, 11/20/37 (a)	$231
647,698	GNR FB 2008-11, (1 mo. LIBOR USD + 0.600%), 4.09%, 2/20/38 (a)	649
400,385	GNR FC 2003-71, (1 mo. LIBOR USD + 0.500%), 3.99%, 7/20/33 (a)	400
542,999	GNR FC 2007-54, (1 mo. LIBOR USD + 0.260%), 3.75%, 9/20/37 (a)	540
997,634	GNR FC 2018-91, (1 mo. LIBOR USD + 0.300%), 3.43%, 7/20/48 (a)	978
390,811	GNR FE 2002-72, (1 mo. LIBOR USD + 0.400%), 3.89%, 10/20/32 (a)	391
383,131	GNR FG 2004-86, (1 mo. LIBOR USD + 0.400%), 3.89%, 7/20/34 (a)	382
611,979	GNR FH 2004-59, (1 mo. LIBOR USD + 0.250%), 3.66%, 8/16/34 (a)	607
201,214	GNR FH 2008-2, (1 mo. LIBOR USD + 0.450%), 3.94%, 1/20/38 (a)	200
685,455	GNR FJ 2019-6, (1 mo. LIBOR USD + 0.400%), 3.89%, 1/20/49 (a)	675
863,300	GNR FK 2006-60, (1 mo. LIBOR USD + 0.200%), 3.61%, 11/20/36 (a)	857

Principal or Shares	Security Description	Value (000)
334,896	GNR LF 2011-153, (1 mo. LIBOR USD + 0.250%), 3.66%, 7/16/41 (a)	$328
3,355,008	GNR ST 2014-79, 20.61%, 7/20/29 (b)(d)	1
760,363	GNR UF 2008-67, (1 mo. LIBOR USD +
	0.450%), 3.94%, 6/20/38 (a)	760

Total Mortgage Backed (Cost - $123,821)		113,394
Investment Company (2%)
2,264,094	Payden Cash Reserves Money Market Fund *
	(Cost - $2,264)	2,264

Total Investments (Cost - $126,085) (127%)		115,658
Liabilities in excess of Other Assets (-27%)		(24,415)

Net Assets (100%)		$91,243

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security was purchased on a delayed delivery basis.
(d)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Ultra Bond Future	4	Dec-22	$511	$(80)	$(80)

Short Contracts:
U.S. 10-Year Ultra Future	22	Dec-22	(2,552)	217	217
U.S. Treasury 2-Year Note Future	15	Dec-22	(3,066)	16	16

					233

Total Futures					$153

See notes to financial statements.

Annual Report   29

            Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.
Portfolio Composition - percent of investments
Mortgage Backed	35%
Corporate Bond	28%
U.S. Treasury	17%
Asset Backed	9%
Municipal	4%
Other	7%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Class are expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Asset Backed (9%)
2,600,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.200%), 4.61%, 6/15/36 (a)(b)	$2,515
2,760,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.650%), 6.06%, 6/15/36 (a)(b)	2,603
3,000,000	Anchorage Capital CLO 9 Ltd. 2016-9A 144A, (3 mo. LIBOR USD + 3.600%), 7.68%, 7/15/32 (a)(b)	2,591
1,212,100	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	1,023
3,200,000	Cairn CLO XIII DAC 2021-13A 144A, (3 mo. EURIBOR + 3.400%), 4.86%, 10/20/33 EUR (a)(b)(c)	2,706
2,150,000	CarMax Auto Owner Trust 2022- 4, 8.08%, 4/16/29	2,132
2,753,322	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (a)	2,335
3,225,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 CAD (a)(c)	2,184
4,625,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	3,956
3,616,750	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (a)	3,079
4,354,675	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,023
4,000,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo. EURIBOR + 3.500%), 4.88%, 4/15/34 EUR (a) (b)(c)	3,311
2,153,099	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,627

Principal or Shares	Security Description	Value (000)

291,320	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	$279
341,590	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 2.10%, 2/26/29 (a)	323
2,250,000	LoanCore Issuer Ltd. 2018-CRE1 144A, (1 mo. LIBOR USD + 2.950%), 6.36%, 5/15/28 (a)(b)	2,209
3,065,000	Madison Park Funding XLI Ltd. 12A 144A, (3 mo. LIBOR USD + 2.800%), 7.12%, 4/22/27 (a) (b)	2,801
2,000,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. LIBOR USD + 2.000%), 6.23%, 4/19/33 (a)(b)	1,855
3,100,000	Neuberger Berman Loan Advisers Euro CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 1.030%), 1.03%, 4/15/34 EUR (a)(b)(c)	2,883
3,500,000	North Westerly V Leveraged Loan Strategies CLO DAC V-A 144A, (3 mo. EURIBOR + 3.200%), 4.66%, 7/20/34 EUR (a)(b)(c)	2,861
550,000	North Westerly VII ESG CLO DAC VII-A 144A, (3 mo. EURIBOR + 2.950%), 3.27%, 5/15/34 EUR (a)(b)(c)	448
5,100,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 6.53%, 4/17/30 (a)(b)	4,638
3,100,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	2,984
3,000,000	Palmer Square European CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 3.150%), 4.53%, 4/15/34 EUR (a)(b)(c)	2,480
3,550,000	Palmer Square European CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 2.070%), 3.45%, 4/15/35 EUR (a)(b)(c)	3,071

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,265,925	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	$1,846
3,311,536	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	3,200
1,232,117	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (a)	1,224
1,612,737	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	1,547
5,100,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 2.250%), 6.57%, 1/23/32 (a) (b)	4,730
5,000,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 3/15/38 (a)(b)	4,765
3,431,563	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	2,741

Total Asset Backed (Cost - $94,724)		81,970

Bank Loans(d) (2%)
3,907,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 12.94%, 11/01/25	4,118
1,924,655	IRB Holding Corp. Term Loan B 1L, (LIBOR
	USD 1-Month + 2.750%), 6.50%, 2/05/25	1,900
3,664,243	Numericable U.S. LLC Term Loan B11 1L, (LIBOR USD 3-Month + 2.750%), 7.16%, 7/31/25	3,339
1,588,000	Southwestern Energy Co. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 6.20%, 6/22/27	1,569
3,084,656	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 6.68%, 9/22/28	3,027
2,979,572	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 2/05/27	2,813
4,466,250	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 8/03/28	4,255

Total Bank Loans (Cost - $21,611)		21,021

Corporate Bond (30%)
4,500,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (e)	4,399
3,590,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	2,406
1,675,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	1,259
2,000,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	1,713
4,000,000	Ally Financial Inc., 1.45%, 10/02/23	3,837
2,913,126	American Airlines Pass-Through Trust 2019-1, AA, 3.15%, 2/15/32	2,392
4,350,000	American Tower Corp., 2.30%, 9/15/31	3,243
2,400,000	AmFam Holdings Inc. 144A, 3.83%, 3/11/51 (a)	1,487
1,450,000	Ares Capital Corp., 3.50%, 2/10/23 (f)	1,442
3,600,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (a)(b)	3,312
718,000	AT&T Inc., 2.55%, 12/01/33	530
2,000,000	AT&T Inc., 3.50%, 9/15/53	1,286
4,000,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (a)	3,738
3,325,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(b)(g)	2,543

Principal or Shares	Security Description	Value (000)

2,200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (b)	$1,797
1,700,000	Bank Leumi Le-Israel BM 144A, 5.13%,
	7/27/27 (a)(e)	1,659
3,600,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	3,127
5,205,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	4,796
2,800,000	Bank of Nova Scotia, 1.30%, 6/11/25	2,515
3,300,000	Bell Canada US-5, 2.15%, 2/15/32	2,486
2,330,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	2,000
4,850,000	Boeing Co., 2.20%, 2/04/26	4,289
1,068,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	742
3,680,000	Broadcom Inc. 144A, 4.93%, 5/15/37 (a)	3,040
4,975,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.337%), 2.36%, 7/29/32 (b)	3,427
2,675,000	Charles Schwab Corp. G, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (b)(g)	2,625
4,050,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	2,575
4,830,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	3,043
5,170,000	Citigroup Inc. W, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.597%), 4.00% (b)(g)	4,374
5,750,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (a)	4,814
1,730,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	1,609
3,750,000	CubeSmart LP, 2.00%, 2/15/31	2,734
2,250,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 1.219%), 2.31%, 11/16/27 (b)	1,797
1,165,000	Dignity Health, 4.50%, 11/01/42	901
4,675,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	3,516
1,750,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (a)	1,705
915,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(e)	826
2,670,000	Equinix Inc., 1.80%, 7/15/27	2,224
3,550,000	Equinix Inc., 2.50%, 5/15/31	2,708
2,700,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	2,483
3,428,472	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	2,302
212,688	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	196
2,200,000	Fifth Third Bank N.A., (U.S. Secured Overnight Financing Rate + 1.230%), 5.85%, 10/27/25 (b)	2,204
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,339
2,500,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	2,321
962,000	General Electric Co., 6.75%, 3/15/32	1,046
3,350,000	General Motors Co., 5.60%, 10/15/32	3,044
5,500,000	General Motors Financial Co. Inc., 2.35%, 1/08/31	4,032
748,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	611
3,475,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a)(f)	2,274
3,850,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	3,096
1,000,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	978

Annual Report   31

        Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,315,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	$1,247
4,055,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	3,229
5,540,000	HCA Inc., 5.00%, 3/15/24	5,494
2,700,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	2,122
2,650,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(e)	2,438
3,100,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	2,580
4,000,000	JAB Holdings BV 144A, 2.20%, 11/23/30 (a)	2,948
2,100,000	Kinder Morgan Inc., 5.30%, 12/01/34	1,893
1,325,000	KLX Energy Services Holdings Inc. 144A, 11.50%, 11/01/25 (a)	1,086
1,620,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	1,357
3,000,000	Lennar Corp., 4.75%, 11/29/27	2,777
6,325,000	Life Storage LP, 2.20%, 10/15/30	4,737
4,100,000	Lockheed Martin Corp., 5.25%, 1/15/33	4,116
4,850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	3,435
2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	2,346
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	2,435
2,350,000	Medline Borrower LP 144A, 3.88%, 4/01/29 (a)	1,924
3,270,000	Mercedes-Benz Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%), 3.65%, 5/04/23 (a)(b)	3,275
6,180,000	Mitsubishi UFJ Financial Group Inc., 3.20%, 7/18/29	5,185
4,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.628%), 4.43%, 1/23/30 (b)	3,654
1,000,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (a)	967
6,525,000	Nationwide Building Society 144A, 1.50%, 10/13/26 (a)	5,475
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	1,606
5,150,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (a)	4,119
1,695,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	1,607
1,045,000	Northwell Healthcare Inc., 6.15%, 11/01/43	1,000
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,110
2,100,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,910
5,015,000	Orange SA, 9.00%, 3/01/31	5,997
4,200,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV 144A, 5.13%, 4/30/31 (a)	3,574
3,230,000	Owl Rock Capital Corp., 5.25%, 4/15/24 (f)	3,169
2,100,000	Owl Rock Capital Corp., 3.75%, 7/22/25	1,920
1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	1,835
2,400,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	2,164
2,810,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (f)	2,559
2,420,000	Petroleos Mexicanos, 6.49%, 1/23/27	2,112
2,500,000	Petroleos Mexicanos, 5.95%, 1/28/31	1,806
2,475,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	1,774
1,300,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 6.13% (b)(g)	1,093
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (a)	2,152
853,000	Southwestern Energy Co., 8.38%, 9/15/28	884

Principal or Shares	Security Description	Value (000)

3,575,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	$2,550
3,000,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(c)	2,064
1,430,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	1,288
4,000,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	3,250
4,050,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	3,917
4,200,000	Verizon Communications Inc., 3.88%, 3/01/52	2,975
1,150,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	1,077
3,000,000	Vistra Operations Co. LLC 144A, 3.70%, 1/30/27 (a)	2,685
2,170,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (a)	1,895
3,400,000	VMware Inc., 2.20%, 8/15/31	2,479
2,400,000	Vodafone Group PLC, 5.25%, 5/30/48	1,968
5,500,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (a)	5,435
3,375,000	Warnermedia Holdings Inc. 144A, 5.14%, 3/15/52 (a)	2,361
2,035,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	1,312
2,100,000	Weatherford International Ltd. 144A, 8.63%, 4/30/30 (a)	1,984
1,900,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.100%), 2.39%, 6/02/28 (b)	1,624
3,740,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	3,131

Total Corporate Bond (Cost - $327,737)		273,948

Foreign Government (3%)
900,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	576
5,270,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	3,398
2,550,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	2,236
3,150,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	2,439
3,100,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	1,946
56,040,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (c)	2,650
3,200,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	2,146
192,800,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	9,013
2,825,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	2,025
4,650,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (a)(c)	2,820

Total Foreign Government (Cost - $40,864)		29,249

Mortgage Backed (37%)
4,125,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 9/15/36 (a)(b)	3,770
1,984,964	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 5.21%, 6/15/38 (a)(b)	1,847
2,977,516	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 4.91%, 6/15/34 (a)(b)	2,888

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,115,231	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 5.74%, 11/25/39 (a)(b)	$1,061
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 12.84%, 11/25/39 (a)(b)	3,993
4,300,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 5.05%, 4/25/34 (a)(b)	4,191
1,684,348	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 15.84%, 9/25/28 (b)	1,868
1,730,236	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 13.84%, 1/25/29 (b)	1,808
498,051	Fannie Mae Connecticut Avenue Securities 2016- C05, (1 mo. LIBOR USD + 10.750%), 14.34%, 1/25/29 (b)	515
2,887,134	Fannie Mae-Aces 2018-M13, 3.74%, 9/25/30 (h)	2,697
1,787,307	FG G60037 30YR, 3.00%, 10/01/43	1,571
1,642,000	FHLMC Multifamily Structured Pass-Through Certificates KG01, 2.94%, 4/25/29	1,466
742,450	FN 254766 30YR, 5.00%, 6/01/33	743
369,946	FN 725027 30YR, 5.00%, 11/01/33	371
720,390	FN 725423 30YR, 5.50%, 5/01/34	737
684,221	FN 725424 30YR, 5.50%, 4/01/34	690
575,667	FN 995023 30YR, 5.50%, 8/01/37	591
566,422	FN 995203 30YR, 5.00%, 7/01/35	558
522,052	FN AH3394 30YR, 4.00%, 1/01/41	487
499,093	FN AJ7689 30YR, 4.00%, 12/01/41	466
3,112,510	FN AL9373 15YR, 2.50%, 10/01/31	2,895
1,805,480	FN AS4168 30YR, 4.00%, 12/01/44	1,692
921,071	FN AS7170 30YR, 3.50%, 5/01/46	830
2,511,932	FN AS8305 30YR, 3.00%, 11/01/46	2,184
1,638,984	FN AS8710 15YR, 2.50%, 2/01/32	1,525
665,395	FN AS9980 30YR, 4.00%, 6/01/44	624
1,681,429	FN AY4200 30YR, 3.00%, 5/01/45	1,466
1,217,681	FN AZ3791 30YR, 3.00%, 3/01/46	1,059
1,739,389	FN AZ7336 30YR, 3.50%, 11/01/45	1,568
2,570,986	FN BC1520 30YR, 3.50%, 8/01/46	2,316
709,956	FN BC2521 30YR, 3.50%, 1/01/46	646
2,478,774	FN BJ3691 30YR, 4.00%, 3/01/48	2,307
368,635	FN BK4740 30YR, 4.00%, 8/01/48	341
806,633	FN BM2007 30YR, 4.00%, 9/01/48	747
1,914,262	FN BP6345 30YR, 3.00%, 6/01/50	1,641
6,691,687	FN BU0141 30YR, 2.00%, 10/01/51	5,301
6,398,801	FN BV7937 30YR, 4.00%, 8/01/52	5,829
2,599,139	FN CA0858 30YR, 3.50%, 12/01/47	2,328
1,372,289	FN CA3666 30YR, 4.00%, 6/01/49	1,270
3,073,277	FN CA6314 30YR, 3.00%, 7/01/50	2,635
2,542,453	FN CA6739 30YR, 3.00%, 8/01/50	2,179
2,966,321	FN CA8023 30YR, 2.50%, 12/01/50	2,445
6,819,987	FN CB2542 30YR, 2.50%, 1/01/52	5,608
7,868,377	FN CB2759 30YR, 3.00%, 2/01/52	6,717
6,219,566	FN CB3258 30YR, 3.50%, 4/01/52	5,484
5,103,802	FN CB3622 30YR, 4.00%, 5/01/52	4,651
7,628,222	FN CB4127 30YR, 4.50%, 7/01/52	7,175
934,351	FN FM1155 15YR, 2.50%, 6/01/32	869
2,695,085	FN FM1717 30YR, 3.50%, 12/01/45	2,448
2,625,557	FN FM2897 30YR, 3.00%, 2/01/48	2,284
2,440,860	FN FM3162 30YR, 3.00%, 11/01/46	2,140
2,904,227	FN FM3936 15YR, 2.50%, 8/01/35	2,702
1,804,418	FN FM4754 30YR, 3.50%, 7/01/47	1,638
544,586	FN FM4990 30YR, 5.00%, 7/01/47	546
3,011,729	FN FM4994 30YR, 2.00%, 12/01/50	2,400

Principal or Shares	Security Description	Value (000)

2,221,746	FN FM5940 30YR, 2.00%, 2/01/51	$1,761
1,457,964	FN FM6651 30YR, 3.00%, 9/01/47	1,267
2,625,683	FN FM7194 30YR, 2.50%, 3/01/51	2,164
2,868,550	FN FM7494 30YR, 3.00%, 6/01/51	2,454
6,092,303	FN FM9218 30YR, 2.00%, 10/01/51	4,826
1,752,236	FN FM9750 30YR, 3.00%, 4/01/48	1,536
6,785,708	FN FS0287 30YR, 2.00%, 1/01/52	5,392
6,776,229	FN FS0349 30YR, 2.00%, 1/01/52	5,388
7,829,493	FN FS0439 30YR, 2.50%, 1/01/52	6,455
7,209,849	FN FS2653 30YR, 4.00%, 8/01/52	6,569
201,445	FN MA2671 30YR, 3.50%, 7/01/46	181
175,558	FN MA2929 30YR, 3.50%, 3/01/47	158
3,715,273	FN MA3238 30YR, 3.50%, 1/01/48	3,344
8,650,969	FN MA4437 30YR, 2.00%, 10/01/51	6,834
8,308,475	FN MA4465 30YR, 2.00%, 11/01/51	6,569
9,691,157	FN MA4785 30YR, 5.00%, 10/01/52	9,362
9,800,000	FNCL, 5.50%, 30YR TBA (i)	9,650
9,480,000	FNCL, 6.00%, 30YR TBA (i)	9,493
6,250,000	FNCL, 3.00%, 12/01/5230YR TBA (i)	5,313
6,990,000	FNCL, 3.50%, 12/01/5230YR TBA (i)	6,143
3,690,000	FNCL, 4.00%, 12/01/5230YR TBA (i)	3,353
10,850,000	FNCL, 4.50%, 12/01/5230YR TBA (i)	10,173
1,471,430	FR QN1106 15YR, 3.00%, 12/01/34	1,359
764,351	FR RA3728 30YR, 2.00%, 10/01/50	608
5,390,492	FR RA4531 30YR, 2.50%, 2/01/51	4,449
5,027,087	FR RA5276 30YR, 2.50%, 5/01/51	4,140
7,447,210	FR RA6528 30YR, 2.50%, 2/01/52	6,122
7,633,151	FR RA7778 30YR, 4.50%, 8/01/52	7,183
4,974,357	FR SB8509 15YR, 2.00%, 1/01/36	4,379
7,100,517	FR SD0729 30YR, 2.00%, 10/01/51	5,637
6,809,944	FR SD1035 30YR, 4.00%, 5/01/52	6,215
6,704,731	FR SD7537 30YR, 2.00%, 3/01/51	5,315
519,249	FR SD8064 30YR, 4.00%, 5/01/50	480
571,174	FR ZA4718 30YR, 3.00%, 10/01/46	496
2,808,643	FR ZT0534 30YR, 3.50%, 12/01/47	2,527
3,236,739	FR ZT1416 15YR, 3.00%, 7/01/33	2,991
1,225,438	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 5.80%, 10/25/50 (a)(b)	1,226
1,678,570	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, (1 mo. LIBOR USD + 11.250%), 14.84%, 12/25/28 (b)	1,763
1,236,429	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1, (1 mo. LIBOR USD + 10.000%), 13.59%, 7/25/29 (b)	1,212
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 8.19%, 12/25/42 (b)	1,171
1,808,629	G2 4853 30YR, 4.00%, 11/20/40	1,706
1,077,384	G2 5115 30YR, 4.50%, 7/20/41	1,055
48,336	G2 5140 30YR, 4.50%, 8/20/41	47
957,963	G2 5174 30YR, 4.00%, 9/20/41	904
675,391	G2 5175 30YR, 4.50%, 9/20/41	662
227,642	G2 5233 30YR, 4.00%, 11/20/41	215
4,095,354	G2 785219 30YR, 2.00%, 12/20/50	3,338
544,336	G2 MA2522 30YR, 4.00%, 1/20/45	511
1,573,420	G2 MA3663 30YR, 3.50%, 5/20/46	1,437
3,839,543	G2 MA3802 30YR, 3.00%, 7/20/46	3,412
312,689	G2 MA4126 30YR, 3.00%, 12/20/46	277
1,393,970	G2 MA4510 30YR, 3.50%, 6/20/47	1,269
156,242	G2 MA5265 30YR, 4.50%, 6/20/48	150
2,417,760	G2 MA6930 30YR, 2.00%, 10/20/50	2,002
8,119,238	G2 MA7472 30YR, 2.50%, 7/20/51	6,909
7,998,956	G2 MA7706 30YR, 3.00%, 11/20/51	7,010

Annual Report   33

        Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,861,885	G2 MA7766 30YR, 2.00%, 12/20/51	$2,362
8,208,573	G2 MA8200 30YR, 4.00%, 8/20/52	7,580
950,000	G2SF, 3.00%, 12/20/5230YR TBA (i)	827
700,000	G2SF, 4.00%, 12/20/5230YR TBA (i)	645
2,691,744	GN 783716 30YR, 3.00%, 2/15/43	2,415
627,185	GN 784182 30YR, 4.50%, 8/15/46	612
3,313,398	GN 785986 30YR, 3.00%, 10/15/51	2,883
360,748	GN AA5452 30YR, 3.50%, 7/15/42	332
273,777	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 4.25%, 1/25/34 (a)(b)	273
3,000,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 4.60%, 1/25/34 (a)(b)	2,938
556,383	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(h)	518
3,474	Landmark Mortgage Securities No 1 PLC 1, (Sterling Overnight Index Average + 0.339%), 2.48%, 6/17/38 GBP (b)(c)(e)	4
1,164,780	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 2.24%, 8/17/33 EUR (a)(b)(c)	1,017
14,748,761	Morgan Stanley Capital I Trust 2018-H3, 0.82%, 7/15/51 (h)	460
181,051	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(h)	162
359,725	New Residential Mortgage Loan Trust 2014-3A 144A, 3.75%, 11/25/54 (a)(h)	331
3,095,943	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 5.99%, 2/25/47 (a)(b)	2,995
1,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 14.09%, 2/25/47 (a)(b)	1,382

Total Mortgage Backed (Cost - $381,130)		345,106

Municipal (4%)
10,500,000	California Earthquake Authority A, 5.60%, 7/01/27	10,421
3,900,000	California Health Facilities Financing Authority, 2.86%, 6/01/31	3,204
1,150,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)(j)	29
3,625,000	City of San Francisco CA Public Utilities Commission Water Revenue E, 2.83%, 11/01/41	2,444
2,565,000	Compton Community College District B,
	3.46%, 8/01/38 (k)	1,953
3,285,000	Golden State Tobacco Securitization Corp. B,
	2.75%, 6/01/34 (k)	2,496
5,265,000	Los Angeles Community College District,
	1.17%, 8/01/26	4,590
4,680,000	New York State Dormitory Authority C, 1.54%, 3/15/27	4,054
3,000,000	Redondo Beach Community Financing Authority A, 1.98%, 5/01/29	2,395
4,000,000	State of California, 3.38%, 4/01/25	3,863
1,495,000	State of California, 7.55%, 4/01/39	1,778
365,000	University of California J, 3.26%, 5/15/24	356

Total Municipal (Cost - $43,800)		37,583

U.S. Treasury (18%)
32,899,000	U.S. Treasury Bond, 2.50%, 2/15/46	23,549
15,410,000	U.S. Treasury Bond, 3.00%, 2/15/49 (l)(m)	12,304
26,859,000	U.S. Treasury Bond, 2.38%, 11/15/49	18,790

Principal or Shares	Security Description	Value (000)
14,295,000	U.S. Treasury Bond, 2.00%, 2/15/50	$9,103
11,670,000	U.S. Treasury Bond, 1.88%, 2/15/51	7,150
22,970,000	U.S. Treasury Bond, 2.38%, 5/15/51	15,915
9,660,000	U.S. Treasury Bond, 2.00%, 8/15/51	6,089
7,870,000	U.S. Treasury Note, 2.50%, 4/30/24	7,628
37,000,000	U.S. Treasury Note, 3.13%, 8/31/24	36,160
22,930,000	U.S. Treasury Note, 1.38%, 11/15/31	18,299
17,391,000	U.S. Treasury Note, 1.88%, 2/15/32	14,465

Total U.S. Treasury (Cost - $229,026)		169,452
Investment Company (2%)
5,542,960	Payden Cash Reserves Money Market Fund*	5,543
1,535,844	Payden Emerging Market Corporate Bond Fund*	12,133

Total Investment Company (Cost - $18,668)		17,676

Total Investments (Cost - $1,157,560) (105%)		976,005
Liabilities in excess of Other Assets (-5%)		(44,471)

Net Assets (100%)		$931,534

* Affiliated investment.

(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $5,379 and the total market value of the collateral held by the Fund is $5,543. Amounts in 000s.

(g)	Perpetual security with no stated maturity date.
(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security was purchased on a delayed delivery basis.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Payment of principal and/or interest is insured against default by a monoline insurer.
(l)	All or a portion of the security is pledged to cover futures contract margin requirements.
(m)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

34   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
IDR 72,647,000	USD4,629	Citibank, N.A.	01/24/2023	$18
SGD 6,675	USD4,687	Citibank, N.A.	01/25/2023	32
USD 10,217	ZAR 85,530	Citibank, N.A.	01/20/2023	178
USD 24,268	EUR 23,627	Citibank, N.A.	03/15/2023	668
USD 11,145	CAD 14,449	HSBC Bank USA, N.A.	03/15/2023	516

				1,412

Liabilities:
EUR 1,723	USD1,743	Citibank, N.A.	03/15/2023	(22)
USD 3,056	MXN 62,150	HSBC Bank USA, N.A.	01/20/2023	(35)

				(57)

Net Unrealized Appreciation (Depreciation)				$1,355

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	116	Dec-22	$13,978	$(1,903)	$(1,902)
U.S. Treasury 10-Year Note Future	190	Dec-22	21,013	(1,382)	(1,382)
U.S. Treasury 2-Year Note Future	750	Dec-22	153,287	(3,251)	(3,251)

					(6,535)

Short Contracts:
U.S. 10-Year Ultra Future	522	Dec-22	(60,544)	5,212	5,212
U.S. Treasury 5-Year Note Future	673	Dec-22	(71,738)	1,817	1,817
U.S. Ultra Bond Future	45	Dec-22	(5,745)	1,034	1,034

					8,063

Total Futures					$1,528

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North
America High Yield Series 39 Index), Pay 5% Quarterly,
Receive upon credit default	12/20/2027	$45,400	$80	$2,270	$(2,190)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year SOFR Swap, Receive Variable 3.0500%
(SOFRRATE) Annually, Pay Fixed 2.7375% Annually	08/30/2034	$15,900	$1,101	$—	$1,101
10-Year SOFR Swap, Receive Variable 3.0500%
(SOFRRATE) Annually, Pay Fixed 2.9360% Annually	06/28/2034	15,985	879	—	879

Annual Report   35

        Payden Core Bond Fund continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
2-Year SOFR Swap, Receive Fixed 2.7400% Annually, Pay
Variable 3.0500% (SOFRRATE) Annually	08/30/2026	$71,500	(1,218)	—	(1,218)
2-Year SOFR Swap, Receive Fixed 2.8300% Annually, Pay
Variable 3.0500% (SOFRRATE) Annually	06/29/2026	71,425	(1,166)	—	(1,166)

			$(404)	$—	$(404)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$5,379
Non-cash Collateral[2]	(5,379)

Net Amount	$—

1 The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2 At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

36   Payden Mutual Funds

            Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.
Portfolio Composition - percent of investments
Financial Services	16%
Banking	12%
Energy	8%
Healthcare	7%
Telecommunications	7%
Other	50%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Asset Backed (4%)
2,300,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. LIBOR USD + 1.080%), 5.16%, 7/15/32 (a)(b)	$2,225
1,400,000	CIFC Funding Ltd. 2021-4A 144A, (3 mo. LIBOR USD + 2.900%), 6.98%, 7/15/33 (a)(b)	1,266
886,500	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 2.66%, 4/25/51 (a)	714
2,000,000	HERA Commercial Mortgage Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.950%), 5.39%, 2/18/38 (a)(b)	1,914
2,000,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 4.92%, 2/17/39 (a)(b)	1,930
1,890,500	Planet Fitness Master Issuer LLC 2022-1A 144A, 3.25%, 12/05/51 (a)	1,610
1,541,333	Textainer Marine Containers Ltd. 2021-3A 144A, 1.94%, 8/20/46 (a)	1,235
2,350,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 4.29%, 2/15/52 (a)	2,050
1,505,938	Zaxby’s Funding LLC 2021-1A, 144A, 3.24%, 7/30/51 (a)	1,203

Total Asset Backed (Cost - $15,874)		14,147

Principal or Shares	Security Description	Value (000)
Bank Loans(c) (1%)
997,500	Air Canada Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 6.42%, 8/11/28	$976
932,750	DirectV Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 5.000%), 8.75%, 8/02/27	891
645,125	Southwestern Energy Co. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 6.20%, 6/22/27	637

Total Bank Loans (Cost - $2,554)		2,504

Corporate Bond (90%)
Automotive (5%)
1,285,000	Daimler Trucks Finance North America LLC 144A, 2.38%, 12/14/28 (a)	1,043
3,250,000	Ford Motor Credit Co. LLC, 2.30%, 2/10/25	2,946
1,800,000	Ford Motor Credit Co. LLC, 2.90%, 2/16/28	1,466
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	387
1,200,000	General Motors Co., 6.75%, 4/01/46	1,111
1,700,000	Hyundai Capital America 144A, 1.80%, 10/15/25 (a)	1,497
950,000	Kia Corp. 144A, 1.75%, 10/16/26 (a)	808
3,275,000	Nissan Motor Co. Ltd. 144A, 4.35%, 9/17/27 (a)	2,762
1,150,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	820
1,705,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (a)	1,685

Annual Report   37

        Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,815,000	ZF North America Capital Inc. 144A, 4.75%, 4/29/25 (a)	$1,701

		16,226

Banking (12%)
2,325,000	Bank of America Corp., (U.S. Secured Overnight
	Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	2,019
1,800,000	Bank of America Corp., (3 mo. LIBOR USD + 0.870%), 2.46%, 10/22/25 (b)	1,680
1,585,000	Bank of America Corp. N, (U.S. Secured Overnight Financing Rate + 1.220%), 2.65%, 3/11/32 (b)	1,225
1,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.970%), 3.46%, 3/15/25 (b)	1,543
975,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	898
2,100,000	Bank of America Corp., 4.00%, 1/22/25	2,025
2,600,000	Bank of Montreal, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.400%), 3.09%, 1/10/37 (b)	1,911
1,150,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.050%), 2.28%, 11/24/27 (b)	952
1,550,000	BBVA Bancomer SA 144A, 1.88%, 9/18/25 (a)	1,390
830,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.280%), 3.07%, 2/24/28 (b)	732
1,300,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.248%), 2.38%, 7/21/32 (b)	969
2,300,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	1,832
2,750,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.264%), 2.65%, 10/21/32 (b)	2,085
1,650,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (b)	1,294
1,115,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,057
775,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 4.20%, 6/01/32 (a)(b)	525
2,050,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.180%), 2.55%, 11/08/32 (b)	1,549
915,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.460%), 3.11%, 4/22/41 (b)	628
910,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.440%), 3.11%, 4/22/51 (b)	569
1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	908
1,300,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.858%), 1.51%, 7/20/27 (b)	1,103
910,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (b)	831
2,000,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	1,889
830,000	Morgan Stanley, 5.00%, 11/24/25	829
2,400,000	National Australia Bank Ltd. 144A, 2.99%, 5/21/31 (a)	1,804
1,030,000	Old National Bancorp, 5.88%, 9/29/26	1,028
1,150,000	PNC Financial Services Group Inc., (Secured Overnight Financing Rate + 2.140%), 6.04%, 10/28/33 (b)	1,157
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	399
2,050,000	U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.430%), 5.73%, 10/21/26 (b)	2,057

Principal or Shares	Security Description	Value (000)
1,000,000	Wachovia Corp., 5.50%, 8/01/35	$912
1,000,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.500%), 3.35%, 3/02/33 (b)	807
2,600,000	Wells Fargo & Co., (U.S. Secured Overnight
	Financing Rate + 1.510%), 3.53%, 3/24/28 (b)	2,343

		40,950

Basic Industry (6%)
1,425,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	1,294
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	1,103
4,065,000	Boeing Co., 2.20%, 2/04/26	3,595
1,150,000	Caterpillar Financial Services Corp., 3.40%, 5/13/25	1,111
1,250,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (a)	1,134
1,735,000	Eaton Corp., 4.15%, 3/15/33	1,541
2,225,000	Equate Petrochemical BV 144A, 2.63%, 4/28/28 (a)	1,841
1,980,000	Freeport-McMoRan Inc., 5.00%, 9/01/27	1,889
1,543,000	General Electric Co., 6.75%, 3/15/32	1,678
1,825,000	Glencore Funding LLC 144A, 1.63%, 9/01/25 (a)	1,625
4,400,000	Lockheed Martin Corp., 3.90%, 6/15/32	4,026
785,000	Nature Conservancy A, 3.96%, 3/01/52	603
900,000	OCP SA 144A, 3.75%, 6/23/31 (a)	675
600,000	Raytheon Technologies Corp., 4.63%, 11/16/48	506

		22,621

Consumer Goods (4%)
1,360,000	Albertsons Cos. Inc./Safeway Inc./New
	Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (a)	1,129
2,000,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., 4.90%, 2/01/46	1,718
740,000	Anheuser-Busch InBev Worldwide Inc., 8.00%, 11/15/39	872
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,081
1,320,000	Coca-Cola Co., 2.60%, 6/01/50	839
1,200,000	Colgate-Palmolive Co., 3.25%, 8/15/32	1,056
1,150,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (a)	944
2,165,000	Land O’ Lakes Inc. 144A, 7.00% (a)(d)	2,008
1,850,000	NIKE Inc., 3.38%, 3/27/50 (e)	1,352
3,300,000	PepsiCo Inc., 3.90%, 7/18/32	3,059

		14,058

Energy (8%)
1,130,000	Aker BP ASA 144A, 3.10%, 7/15/31 (a)	889
1,745,000	Canadian Natural Resources Ltd., 6.25%, 3/15/38	1,681
445,000	Cenovus Energy Inc., 6.75%, 11/15/39	438
1,600,000	Cenovus Energy Inc., 6.80%, 9/15/37	1,587
630,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	586
1,800,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (a)	1,706
1,750,000	Eastern Gas Transmission & Storage Inc., 3.00%, 11/15/29	1,473
1,200,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,278
675,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (a)	658
1,200,000	Energy Transfer LP, 5.40%, 10/01/47	955
2,500,000	Energy Transfer LP, 5.50%, 6/01/27	2,435
550,000	EQT Corp., 5.68%, 10/01/25	544
1,075,000	EQT Corp., 5.70%, 4/01/28	1,048
1,000,000	Hess Corp., 7.30%, 8/15/31	1,060

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	$703
1,525,000	MPLX LP, 5.20%, 12/01/47	1,224
410,000	Parsley Energy LLC/Parsley Finance Corp. 144A, 4.13%, 2/15/28 (a)	373
1,100,000	PDC Energy Inc., 5.75%, 5/15/26	1,056
815,000	Southwestern Energy Co., 4.75%, 2/01/32	705
1,650,000	Transocean Inc. 144A, 7.50%, 1/15/26 (a)	1,398
575,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	539
1,700,000	Williams Cos. Inc., 3.75%, 6/15/27	1,564
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	2,535
		26,435
Financial Services (16%)
925,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.13%, 7/03/23	914
410,000	Aircastle Ltd., 4.13%, 5/01/24	391
1,795,000	Ally Financial Inc., 3.88%, 5/21/24	1,734
1,851,000	American Express Co., 8.15%, 3/19/38	2,251
1,690,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (a)	1,280
1,950,000	Ares Capital Corp., 3.25%, 7/15/25	1,760
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	994
1,300,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (a)(b)	1,196
1,100,000	Ashtead Capital Inc. 144A, 5.50%, 8/11/32 (a)	996
2,400,000	Banco Santander SA, 2.75%, 12/03/30	1,664
2,075,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,899
605,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	519
950,000	Canadian Imperial Bank of Commerce, 3.95%, 8/04/25	912
1,350,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.290%), 2.64%, 3/03/26 (b)	1,238
1,465,000	Charles Schwab Corp., 2.90%, 3/03/32	1,191
2,300,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 2.107%), 2.57%, 6/03/31 (b)	1,801
1,430,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.351%), 3.06%, 1/25/33 (b)	1,116
2,500,000	Citigroup Inc., 4.45%, 9/29/27	2,323
1,325,000	Diageo Capital PLC, 5.20%, 10/24/25	1,330
3,775,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	3,505
1,820,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	1,751
1,150,000	Jane Street Group/JSG Finance Inc. 144A, 4.50%, 11/15/29 (a)	1,019
3,000,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 3.790%), 4.49%, 3/24/31 (b)	2,714
1,975,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.990%), 4.85%, 7/25/28 (b)	1,879
1,155,000	Low Income Investment Fund 2019, 3.71%, 7/01/29	1,072
2,835,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	2,008
1,600,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 1.069%), 1.34%, 1/12/27 (a)(b)	1,358
620,000	Mastercard Inc., 3.85%, 3/26/50	487
1,250,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 4.79%, 7/18/25 (b)	1,227
1,685,000	Moody’s Corp., 4.25%, 8/08/32	1,519

Principal or Shares	Security Description	Value (000)
1,025,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.020%), 1.93%, 4/28/32 (b) $	744
1,700,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.200%), 2.51%, 10/20/32 (b)	1,282
2,020,000	MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	1,733
1,375,000	National Bank of Canada, (U.S. Secured Overnight Financing Rate + 1.009%), 3.75%, 6/09/25 (b)	1,326
2,205,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,016
1,300,000	PayPal Holdings Inc., 3.25%, 6/01/50	846
1,825,000	Toronto-Dominion Bank, 3.77%, 6/06/25	1,752
2,200,000	Westpac Banking Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%), 2.67%, 11/15/35 (b)	1,561
		55,308
Healthcare (7%)
2,160,000	AbbVie Inc., 2.95%, 11/21/26	1,974
920,000	AbbVie Inc., 4.25%, 11/21/49	715
3,120,000	Amgen Inc., 3.15%, 2/21/40	2,226
2,000,000	Baxter International Inc., 2.27%, 12/01/28	1,646
700,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (a)	687
700,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	667
1,625,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	1,324
700,000	Cigna Corp., 4.13%, 11/15/25	677
895,000	Cigna Corp., 4.90%, 12/15/48	761
110,000	Dignity Health, 3.13%, 11/01/22	110
740,000	Dignity Health, 4.50%, 11/01/42	573
965,000	Gilead Sciences Inc., 2.80%, 10/01/50	588
550,000	Jazz Securities DAC 144A, 4.38%, 1/15/29 (a)	490
1,300,000	Merck & Co. Inc., 2.35%, 6/24/40	863
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	167
955,000	PeaceHealth Obligated Group 2020, 1.38%, 11/15/25	844
1,200,000	Perrigo Finance Unlimited Co., 4.40%, 6/15/30	1,006
1,620,000	Royalty Pharma PLC, 2.20%, 9/02/30	1,230
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	255
1,825,000	Teva Pharmaceutical Finance Netherlands III BV, 5.13%, 5/09/29 (e)	1,571
850,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	842
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 1/31/25	1,488
1,375,000	UnitedHealth Group Inc., 5.35%, 2/15/33	1,380
1,820,000	Viatris Inc., 4.00%, 6/22/50	1,058
		23,142
Household Products (1%)
975,000	GSK Consumer Healthcare Capital U.S. LLC 144A, 3.38%, 3/24/27 (a)	883
1,300,000	GSK Consumer Healthcare Capital U.S. LLC 144A, 3.63%, 3/24/32 (a)	1,097
2,140,000	Procter & Gamble Co., 2.30%, 2/01/32 (e)	1,758
		3,738
Insurance (4%)
1,400,000	First American Financial Corp., 2.40%, 8/15/31	978
2,115,000	Jackson National Life Global Funding 144A, 2.65%, 6/21/24 (a)	2,014
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (a)	597

Annual Report   39

        Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	$2,138
1,265,000	New York Life Insurance Co. 144A, 5.88%, 5/15/33 (a)	1,264
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (a)	542
1,500,000	Nippon Life Insurance Co. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 2.90%, 9/16/51 (a)(b)	1,109
1,700,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,547
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	569
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	469
2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	2,097
		13,324
Leisure (1%)
1,150,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	1,009
500,000	Mattel Inc. 144A, 3.38%, 4/01/26 (a)	457
1,875,000	Warnermedia Holdings Inc. 144A, 4.28%, 3/15/32 (a)	1,517
		2,983
Media (3%)
1,820,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 6/01/41	1,153
1,025,000	Cogent Communications Group Inc. 144A, 7.00%, 6/15/27 (a)	974
1,860,000	Comcast Corp., 2.89%, 11/01/51	1,120
766,000	Comcast Corp., 6.50%, 11/15/35	807
1,760,000	Fox Corp., 5.58%, 1/25/49	1,470
575,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (a)	462
1,450,000	Time Warner Cable LLC, 6.75%, 6/15/39	1,286
2,000,000	Walt Disney Co., 2.75%, 9/01/49	1,242
475,000	Walt Disney Co., 9.50%, 7/15/24	509
		9,023
Real Estate (3%)
70,000	Healthpeak Properties Inc., 3.40%, 2/01/25	67
555,000	iStar Inc., 4.75%, 10/01/24	549
1,900,000	iStar Inc., 5.50%, 2/15/26	1,897
800,000	National Retail Properties Inc., 3.90%, 6/15/24	780
1,125,000	Ontario Teachers’ Cadillac Fairview Properties Trust 144A, 2.50%, 10/15/31 (a)	851
1,050,000	Physicians Realty LP, 2.63%, 11/01/31	780
1,050,000	Realty Income Corp., 5.63%, 10/13/32	1,027
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,195
1,750,000	Starwood Property Trust Inc. 144A, 3.75%, 12/31/24 (a)	1,638
360,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	342
1,325,000	VICI Properties LP, 4.95%, 2/15/30	1,199
770,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (a)	656
980,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)(e)	632
		11,613
Retail (3%)
1,250,000	Dick’s Sporting Goods Inc., 3.15%, 1/15/32	950
2,000,000	Home Depot Inc., 4.50%, 12/06/48	1,697
1,325,000	Lowe’s Cos. Inc., 5.13%, 4/15/50	1,137
600,000	Newell Brands Inc., 6.38%, 9/15/27	587

Principal or Shares	Security Description	Value (000)
1,425,000	Nordstrom Inc., 4.25%, 8/01/31	$1,037
1,775,000	Target Corp., 4.50%, 9/15/32	1,676
1,400,000	Walmart Inc., 4.50%, 9/09/52	1,246
1,940,000	Yum! Brands Inc., 3.63%, 3/15/31	1,561
		9,891
Service (1%)
2,185,000	American University 2019, 3.67%, 4/01/49	1,577
1,850,000	California Institute of Technology, 3.65%, 9/01/19	1,100
1,150,000	Ford Foundation 2020, 2.82%, 6/01/70	629
1,540,000	Georgetown University B, 4.32%, 4/01/49	1,184
1,180,000	President and Fellows of Harvard College, 2.52%, 10/15/50	717
		5,207
Technology (6%)
1,305,000	Apple Inc., 2.65%, 5/11/50	819
1,200,000	Apple Inc., 3.95%, 8/08/52	954
2,000,000	Apple Inc., 4.65%, 2/23/46	1,810
2,575,000	Autodesk Inc., 2.40%, 12/15/31	1,988
515,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	358
1,774,000	Broadcom Inc. 144A, 4.93%, 5/15/37 (a)	1,466
1,400,000	Dell International LLC/EMC Corp., 4.90%, 10/01/26	1,345
207,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46	220
1,075,000	Fidelity National Information Services Inc., 4.50%, 7/15/25	1,046
1,315,000	Microchip Technology Inc., 2.67%, 9/01/23	1,283
2,800,000	Microsoft Corp., 2.53%, 6/01/50	1,761
2,000,000	Oracle Corp., 6.50%, 4/15/38	1,929
1,345,000	QUALCOMM Inc., 4.50%, 5/20/52	1,118
975,000	Salesforce Inc., 2.90%, 7/15/51	629
2,100,000	Skyworks Solutions Inc., 3.00%, 6/01/31	1,563
710,000	Take-Two Interactive Software Inc., 3.70%, 4/14/27	656
1,325,000	Take-Two Interactive Software Inc., 4.00%, 4/14/32	1,142
1,435,000	VMware Inc., 2.20%, 8/15/31	1,046
1,725,000	Workday Inc., 3.80%, 4/01/32	1,476
		22,609
Telecommunications (7%)
1,575,000	Alphabet Inc., 2.05%, 8/15/50	903
1,750,000	Amazon.com Inc., 3.10%, 5/12/51	1,183
3,359,000	AT&T Inc., 3.50%, 9/15/53	2,160
3,800,000	AT&T Inc., 3.65%, 9/15/59	2,405
1,760,000	British Telecommunications PLC 144A, 4.25%, 11/08/49 (a)	1,219
1,100,000	Cogent Communications Group Inc. 144A, 3.50%, 5/01/26 (a)	994
1,500,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	1,718
1,800,000	Juniper Networks Inc., 2.00%, 12/10/30	1,305
1,525,000	Meta Platforms Inc. 144A, 3.85%, 8/15/32 (a)	1,299
1,050,000	Meta Platforms Inc. 144A, 4.45%, 8/15/52 (a)	781
1,325,000	NBN Co. Ltd. 144A, 1.63%, 1/08/27 (a)(e)	1,128
1,375,000	NTT Finance Corp. 144A, 4.37%, 7/27/27 (a)	1,320
2,475,000	Orange SA, 9.00%, 3/01/31	2,960
1,100,000	TELUS Corp., 4.60%, 11/16/48	876
1,500,000	T-Mobile USA Inc., 3.88%, 4/15/30	1,328
1,217,000	Verizon Communications Inc., 2.36%, 3/15/32	923
2,000,000	Vodafone Group PLC, 5.25%, 5/30/48	1,640
		24,142

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Transportation (1%)
1,283,677	American Airlines Class A Pass-Through Trust 2019-1, A, 3.50%, 2/15/32	$940
1,339,865	American Airlines Pass-Through Trust 2019-1, AA, 3.15%, 2/15/32	1,100
		2,040
Utility (2%)
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (a)	755
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	248
775,000	Eversource Energy, 4.20%, 6/27/24	763
660,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (a)	597
1,780,000	National Fuel Gas Co., 5.50%, 1/15/26	1,744
1,000,000	NextEra Energy Capital Holdings Inc., 4.20%, 6/20/24	984
313,206	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (a)	290
1,755,000	Southern California Edison Co., (Secured Overnight Financing Rate + 0.830%), 3.88%, 4/01/24 (b)(e)	1,741
1,300,000	Tampa Electric Co., 3.88%, 7/12/24	1,267
		8,389
Total Corporate Bond (Cost - $373,159)		311,699
Foreign Government (0%)
1,885,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a) (Cost - $1,883)	1,527
Mortgage Backed (1%)
2,000,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.064%), 5.44%, 2/15/38 (a)(b)	1,860

Principal or Shares	Security Description	Value (000)
2,000,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.430%), 4.84%, 5/15/36 (a)(b)	$1,948
19,438	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 3.600%), 7.19%, 7/25/50 (a)(b)	20
Total Mortgage Backed (Cost - $4,026)		3,828
Municipal (1%)
1,200,000	Bay Area Toll Authority, 3.55%, 4/01/54	826
1,050,000	Michigan Finance Authority D, 5.02%, 11/01/43	912
1,170,000	University of California BG, 1.32%, 5/15/27	991
Total Municipal (Cost - $3,420)		2,729
Investment Company (3%)
11,028,688	Payden Cash Reserves Money Market Fund * (Cost - $11,029)	11,029
Total Investments (Cost - $411,945) (100%)		347,463
Liabilities in excess of Other Assets ((0)%)		(1,046)
Net Assets (100%)		$346,417

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Perpetual security with no stated maturity date.
(e)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $4,617 and the total market value of the collateral held by the Fund is $4,769. Amounts in 000s.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	108	Dec-22	$13,014	$(1,693)	$(1,693)
U.S. Treasury 10-Year Note Future	173	Dec-22	19,133	(1,258)	(1,258)
U.S. Treasury 2-Year Note Future	109	Dec-22	22,278	(473)	(473)
U.S. Ultra Bond Future	21	Dec-22	2,681	(421)	(421)

					(3,845)

Short Contracts:
U.S. 10-Year Ultra Future	209	Dec-22	(24,241)	2,068	2,068

Total Futures					$(1,777)

Annual Report   41

        Payden Corporate Bond Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$4,617
Non-cash Collateral[2]	(4,617)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

42   Payden Mutual Funds

        Payden Strategic Income Fund

The Fund seeks a high level of total return combined with income generation that is consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Corporate Bond	39%
U.S. Treasury	18%
Asset Backed	15%
Mortgage Backed	13%
Municipal	6%
Other	9%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Asset Backed (15%)
450,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.200%), 4.61%, 6/15/36 (a)(b)	$435
400,000	ACRES Commercial Realty Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.650%), 6.06%, 6/15/36 (a)(b)	377
215,050	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	181
1,000,000	BDS Ltd. 2021-FL7 144A, (1 mo. LIBOR USD + 2.350%), 5.79%, 6/16/36 (a)(b)	929
700,000	Blackrock European CLO VII DAC 7A 144A, (3 mo. EURIBOR + 1.300%), 2.68%, 10/15/31 EUR (a)(b)(c)	635
450,000	BlueMountain CLO Ltd. 2015-3A 144A, (3 mo. LIBOR USD + 2.600%), 6.84%, 4/20/31 (a)(b)	383
600,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 2.700%), 6.18%, 8/19/38 (a)(b)	555
450,000	Cairn CLO XIII DAC 2021-13A 144A, (3 mo. EURIBOR + 3.400%), 4.86%, 10/20/33 EUR (a)(b)(c)	380
500,000	Carlyle CLO Ltd. C17A 144A, (3 mo. LIBOR USD + 2.800%), 7.21%, 4/30/31 (a)(b)	439
400,000	CarMax Auto Owner Trust 2022-4, 8.08%, 4/16/29	397
230,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	210
360,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	292
600,000	CIFC European Funding CLO II DAC 2A 144A, (3 mo. EURIBOR + 0.900%), 2.28%, 4/15/33 EUR (a)(b)(c)	566

Principal or Shares	Security Description	Value (000)
400,000	CIFC Funding Ltd. 2013-3RA 144A, (3 mo. LIBOR USD + 2.900%), 7.22%, 4/24/31 (a)(b)	$351
675,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 CAD (a)(c)	457
1,182,775	Driven Brands Funding LLC 2020-1A 144A, 3.79%, 7/20/50 (a)	1,007
700,000	Dryden CLO Ltd. 2018-55A 144A, (3 mo. LIBOR USD + 1.020%), 5.10%, 4/15/31 (a)(b)	688
400,000	Dryden XXVI Senior Loan Fund 2013-26A 144A, (3 mo. LIBOR USD + 5.540%), 9.62%, 4/15/29 (a)(b)	352
1,050,000	FS RIALTO 2021-FL2 144A, (1 mo. LIBOR USD + 2.050%), 5.46%, 5/16/38 (a)(b)	976
675,000	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 3.400%), 7.72%, 4/24/29 (a)(b)	609
500,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo. EURIBOR + 3.500%), 4.88%, 4/15/34 EUR (a) (b)(c)	414
291,320	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	279
300,599	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 2.10%, 2/26/29 (a)	284
431,474	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 4.91%, 5/15/36 (a)(b)	428
317,500	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 2.000%), 5.41%, 5/15/36 (a)(b)	314
400,000	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 2.450%), 5.86%, 5/15/36 (a)(b)	397
500,000	Madison Park Funding XLI Ltd. 12A 144A, (3 mo. LIBOR USD + 2.800%), 7.12%, 4/22/27 (a) (b)	457

Annual Report   43

        Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
450,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. LIBOR USD + 3.000%), 7.23%, 4/19/33 (a)(b)	$403
399,776	Man GLG Euro CLO 6A 144A, (3 mo. EURIBOR + 0.810%), 2.19%, 10/15/32 EUR (a)(b)(c)	381
250,000	Montmartre Euro CLO DAC 2020-2A 144A, (3 mo. EURIBOR + 0.960%), 2.34%, 7/15/34 EUR (a)(b)(c)	233
410,000	Neuberger Berman Loan Advisers CLO Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 2.850%), 7.04%, 10/18/29 (a)(b)	371
1,200,000	Neuberger Berman Loan Advisers CLO Ltd. 2019-33A 144A, (3 mo. LIBOR USD + 1.080%), 5.16%, 10/16/33 (a)(b)	1,161
500,000	Neuberger Berman Loan Advisers Euro CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 1.030%), 1.03%, 4/15/34 EUR (a)(b)(c)	465
300,000	North Westerly V Leveraged Loan Strategies CLO DAC V-A 144A, (3 mo. EURIBOR + 2.200%), 3.66%, 7/20/34 EUR (a)(b)(c)	261
600,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 6.53%, 4/17/30 (a)(b)	546
400,000	OCP CLO Ltd. 2014-5A 144A, (3 mo. LIBOR USD + 2.900%), 7.23%, 4/26/31 (a)(b)	329
600,000	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 2.050%), 6.13%, 7/15/29 (a)(b)	560
500,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	481
300,000	Palmer Square European CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 3.150%), 4.53%, 4/15/34 EUR (a)(b)(c)	248
550,000	Palmer Square European CLO DAC 2021-2A 144A, (3 mo. EURIBOR + 2.070%), 3.45%, 4/15/35 EUR (a)(b)(c)	476
398,725	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	325
584,389	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	565
236,946	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (a)	235
249,241	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	239
550,000	Sculptor CLO XXV Ltd. 25A 144A, (3 mo. LIBOR USD + 2.450%), 6.53%, 1/15/31 (a)(b)	509
600,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 3.11%, 1/14/32 EUR (a)(b)(c)	554
600,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 3.200%), 4.58%, 4/15/33 EUR (a) (b)(c)	502
450,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 2.250%), 6.57%, 1/23/32 (a)(b)	417
875,000	THL Credit Wind River CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 1.080%), 5.16%, 4/15/31 (a)(b)	851
750,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 3/15/38 (a)(b)	715
300,000	Voya Euro CLO III DAC 3A 144A, (3 mo. EURIBOR + 0.920%), 2.30%, 4/15/33 EUR (a)(b)(c)	284

Principal or Shares	Security Description	Value (000)
543,125	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	$434

Total Asset Backed (Cost - $27,554)		24,337

Bank Loans(d) (3%)
454,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 12.94%, 11/01/25	479
400,563	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 2/05/25	395
443,813	MIC Glen LLC Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 7/21/28	419
560,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 10.50%, 7/20/29	517
657,635	Numericable U.S. LLC Term Loan B11 1L, (LIBOR USD 3-Month + 2.750%), 7.16%, 7/31/25	599
380,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 7.17%, 12/11/26	347
198,500	Southwestern Energy Co. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 6.20%, 6/22/27	196
474,563	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 6.68%, 9/22/28	466
764,000	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 2/05/27	721
694,750	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 8/03/28	662

Total Bank Loans (Cost - $5,018)		4,801

Corporate Bond (39%)
Financial (17%)
675,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26	571
145,000	Air Lease Corp., 2.30%, 2/01/25	133
560,000	American Tower Corp., 3.95%, 3/15/29	496
725,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (a)	549
770,000	Ares Capital Corp., 3.50%, 2/10/23	766
230,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	228
540,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	532
925,000	Banco Bilbao Vizcaya Argentaria SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.700%), 6.14%, 9/14/28 (b)	881
500,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(b)(e)	382
400,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (b)	327
300,000	Bank Leumi Le-Israel BM 144A, 5.13%, 7/27/27 (a)(f)	293
350,000	Barclays PLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.867%), 6.13% (b)(e)	304
800,000	Barclays PLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.431%), 8.00% (b)(e)	719
325,000	Blackstone Private Credit Fund, 4.70%, 3/24/25 (g)	313

44   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
625,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	$537
250,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 2.074%), 2.22%, 6/09/26 (a) (b)	224
875,000	Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 1.337%), 2.36%, 7/29/32 (b)	603
375,000	Charles Schwab Corp. G, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (b)(e)	368
690,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	435
500,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (b)	494
575,000	Commonwealth Bank of Australia 144A, 2.69%, 3/11/31 (a)	417
500,000	Compass Group Diversified Holdings LLC 144A, 5.25%, 4/15/29 (a)	431
900,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (a)	753
750,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.730%), 3.09%, 5/14/32 (a)(b)	515
400,000	CubeSmart LP, 2.25%, 12/15/28	321
460,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	423
250,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (a)	197
350,000	Fifth Third Bank N.A., (U.S. Secured Overnight Financing Rate + 1.230%), 5.85%, 10/27/25 (b)	351
470,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (a)	464
400,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	371
500,000	General Motors Financial Co. Inc. A, (3 mo. LIBOR USD + 3.598%), 5.75% (b)(e)(g)	411
650,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	570
550,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	442
1,125,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.410%), 3.10%, 2/24/33 (b)	882
430,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	358
345,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(b)	297
550,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.850%), 2.08%, 4/22/26 (b)	501
750,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	531
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	554
430,000	Mitsubishi UFJ Financial Group Inc., 3.41%, 3/07/24	418
850,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.550%), 5.06%, 9/12/25 (b)	838
1,100,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.200%), 2.51%, 10/20/32 (b)	829

Principal or Shares	Security Description	Value (000)
1,175,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.290%), 2.94%, 1/21/33 (b) $	917
850,000	Nationwide Building Society 144A, 1.50%, 10/13/26 (a)	713
345,000	Owl Rock Capital Corp., 3.75%, 7/22/25	315
525,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	376
505,000	Realty Income Corp., 4.60%, 2/06/24	501
550,000	Royal Bank of Canada, 1.60%, 1/21/25	508
775,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 2.328%), 5.81%, 9/09/26 (b)	751
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	399
625,000	Spirit Realty LP, 2.10%, 3/15/28	492
260,000	Swedbank AB 144A, 1.30%, 6/02/23 (a)	254
825,000	Toronto-Dominion Bank, 3.77%, 6/06/25	792
370,000	VICI Properties LP/VICI Note Co. Inc. 144A, 5.63%, 5/01/24 (a)	366
950,000	Volkswagen Group of America Finance LLC 144A, 3.95%, 6/06/25 (a)	909
585,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.600%), 1.65%, 6/02/24 (b)	572

		27,894

Industrial (14%)
405,000	AbbVie Inc., 2.60%, 11/21/24	385
350,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	300
432,215	American Airlines Class A Pass-Through Trust 2019-1, A, 3.50%, 2/15/32	316
200,000	ams-OSRAM AG 144A, 6.00%, 7/31/25 EUR (a)(c)	174
300,000	Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 144A, 3.00%, 9/01/29 EUR (a)(c)	213
600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 4.42%, 6/12/24 (b)	602
100,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	98
500,000	Bell Canada US-5, 2.15%, 2/15/32	377
500,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	476
500,000	Boeing Co., 1.43%, 2/04/24	475
1,300,000	Boyne USA Inc. 144A, 4.75%, 5/15/29 (a)	1,140
226,000	BRF SA 144A, 5.75%, 9/21/50 (a)	153
192,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	133
42,000	Carrier Global Corp., 2.24%, 2/15/25	39
50,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	50
450,000	Centene Corp., 4.25%, 12/15/27	416
825,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	525
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (a)	443
600,000	Cogent Communications Group Inc. 144A, 7.00%, 6/15/27 (a)	570
138,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23	138
275,000	Eco Material Technologies Inc. 144A, 7.88%, 1/31/27 (a)	257
140,000	Equifax Inc., 2.60%, 12/15/25	128
440,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (a)	395
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	609
385,000	GATX Corp., 4.35%, 2/15/24	380

Annual Report   45

        Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
550,000	General Motors Co., 5.60%, 10/15/32	$500
725,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a) (g)	474
525,000	Global Payments Inc., 1.20%, 3/01/26	448
300,000	Graphic Packaging International LLC 144A, 1.51%, 4/15/26 (a)	256
450,000	Grifols Escrow Issuer SA 144A, 4.75%, 10/15/28 (a)	352
500,000	HCA Inc., 5.00%, 3/15/24	496
260,000	HCA Inc., 3.50%, 9/01/30	216
650,000	Hyundai Capital America 144A, 1.15%, 11/10/22 (a)	649
400,000	IAMGOLD Corp. 144A, 5.75%, 10/15/28 (a)	269
625,000	International Game Technology PLC 144A, 4.13%, 4/15/26 (a)	581
500,000	John Deere Capital Corp., 3.40%, 6/06/25	483
250,000	Kontoor Brands Inc. 144A, 4.13%, 11/15/29 (a)	201
200,000	Land O’ Lakes Inc. 144A, 7.00% (a)(e)	185
580,000	Lennar Corp., 4.75%, 11/29/27	537
475,000	Lockheed Martin Corp., 4.95%, 10/15/25	476
250,000	Lockheed Martin Corp., 5.10%, 11/15/27	251
350,000	Medline Borrower LP 144A, 3.88%, 4/01/29 (a)	286
830,000	Mercedes-Benz Finance North America LLC 144A, 3.65%, 2/22/24 (a)	815
675,000	Nissan Motor Co. Ltd. 144A, 3.04%, 9/15/23 (a)	652
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	370
650,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV 144A, 5.13%, 4/30/31 (a)	553
10,000	PTC Inc. 144A, 4.00%, 2/15/28 (a)	9
310,000	Sinclair Television Group Inc. 144A, 4.13%, 12/01/30 (a)	239
500,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (a)	439
800,000	Stellantis Finance U.S. Inc. 144A, 1.71%, 1/29/27 (a)	662
500,000	T-Mobile USA Inc., 2.63%, 4/15/26	452
700,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (a)	586
500,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	484
450,000	Univar Solutions USA Inc. 144A, 5.13%,
	12/01/27 (a)	417
775,000	VMware Inc., 2.20%, 8/15/31	565
525,000	Warnermedia Holdings Inc. 144A, 5.14%, 3/15/52 (a)	367
470,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	393

		22,455

Utility (8%)
380,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	255
425,000	American Electric Power Co. Inc., 2.03%, 3/15/24	406
445,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	410
975,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	733
320,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (a)	303
300,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (a)	292
225,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(f)	203
250,000	Energean PLC 144A, 6.50%, 4/30/27 (a)	223

Principal or Shares	Security Description	Value (000)
470,944	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	$316
255,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	208
750,000	Howard Midstream Energy Partners LLC 144A, 6.75%, 1/15/27 (a)	682
475,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(f)	437
270,000	Kinder Morgan Inc., 2.00%, 2/15/31 (g)	203
250,000	KLX Energy Services Holdings Inc. 144A, 11.50%, 11/01/25 (a)	205
320,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	268
755,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (a)	727
460,000	Minejesa Capital BV 144A, 4.63%, 8/10/30 (a)	356
340,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (a)	314
180,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (a)	174
330,000	National Fuel Gas Co., 5.50%, 1/15/26	323
380,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	369
210,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	199
125,000	NRG Energy Inc. 144A, 3.38%, 2/15/29 (a)	104
340,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	307
675,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (g)	615
385,000	Petroleos Mexicanos, 6.49%, 1/23/27	336
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	289
735,000	Phillips 66 Co. 144A, 2.45%, 12/15/24 (a)	687
270,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 6.13% (b)(e)	227
680,000	ROCC Holdings LLC 144A, 9.25%, 8/15/26 (a)	672
200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	200
285,000	Southwestern Energy Co., 4.75%, 2/01/32	247
600,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(c)	413
330,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	297
750,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	609
305,000	Venture Global Calcasieu Pass LLC 144A, 3.88%, 8/15/29 (a)	262
210,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	197
445,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	424
350,000	Weatherford International Ltd. 144A, 8.63%, 4/30/30 (a)	331
		13,823

Total Corporate Bond (Cost - $73,397)		64,172

Foreign Government (3%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	128
830,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	535
450,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	395
300,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	232
450,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	283
350,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	259
6,770,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (c)	320

46   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
360,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	$338
500,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	335
400,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (a)	265
510,000	Peruvian Government International Bond, 2.78%, 1/23/31	404
29,500,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	1,379
575,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	412
700,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (a)(c)	425

Total Foreign Government (Cost - $7,826)		5,710

Mortgage Backed (13%)
625,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 9/15/36 (a)(b)	571
297,745	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 5.21%, 6/15/38 (a)(b)	277
9,480,960	Citigroup Commercial Mortgage Trust 2018-C6, 0.77%, 11/10/51 (h)	336
194,517	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 5.74%, 11/25/39 (a)(b)	185
510,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 6.06%, 5/15/36 (a)(b)	490
700,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 5.05%, 4/25/34 (a)(b)	682
495,396	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 15.84%, 9/25/28 (b)	549
769,488	Fannie Mae Connecticut Avenue Securities 2016- C03, (1 mo. LIBOR USD + 11.750%), 15.34%, 10/25/28 (b)	842
494,353	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 13.84%, 1/25/29 (b)	517
1,285,544	FN CB3622 30YR, 4.00%, 5/01/52	1,172
1,277,975	FN CB4127 30YR, 4.50%, 7/01/52	1,202
1,044,735	FN MA4785 30YR, 5.00%, 10/01/52	1,009
1,680,000	FNCL, 5.50%, 30YR TBA (i)	1,654
1,283,802	FR RA7778 30YR, 4.50%, 8/01/52	1,208
672,916	FR RA7936 30YR, 5.00%, 9/01/52	650
825,314	FR SB8192 15YR, 5.00%, 10/01/37	823
338,788	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 4.65%, 1/25/34 (a)(b)	330
116,583	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 5.44%, 2/25/50 (a)(b)	115
350,000	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.650%), 5.65%, 1/25/51 (a)(b)	299
300,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 7.88%, 9/25/47 (a)(b)	239

Principal or Shares	Security Description	Value (000)
300,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 8.59%, 11/25/47 (a)(b)	$237
493,466	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (1 mo. LIBOR USD + 8.800%), 12.39%, 3/25/28 (b)	489
492,314	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3, (1 mo. LIBOR USD + 9.350%), 12.94%, 4/25/28 (b)	503
330,832	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (1 mo. LIBOR USD + 10.500%), 14.09%, 5/25/28 (b)	339
493,697	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, (1 mo. LIBOR USD + 11.250%), 14.84%, 12/25/28 (b)	519
246,874	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 14.84%, 10/25/29 (b)	247
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.400%), 6.40%, 8/25/33 (a)(b)	434
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 8.19%, 12/25/42 (b)	586
884,838	G2 MA8044 30YR, 3.50%, 5/20/52	795
500,000	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 4.60%, 1/25/34 (a)(b)	490
73,369	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(h)	68
189,152	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 2.24%, 8/17/33 EUR (a)(b)(c)	165
796,431	Last Mile Logistics Pan Euro Finance DAC 1X, (3 mo. EURIBOR + 2.700%), 3.04%, 8/17/33 EUR (b)(c)(f)	678
37,033	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(h)	33
247,441	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(h)	231
614,533	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 5.99%, 2/25/47 (a)(b)	595
300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 14.09%, 2/25/47 (a)(b)	319
794,167	Taurus DAC 2021-UK1A 144A, (Sterling Overnight Index Average + 2.600%), 4.56%, 5/17/31 GBP (a)(b)(c)	855

Total Mortgage Backed (Cost - $22,127)		20,733

Municipal (6%)
1,750,000	California Earthquake Authority A, 5.60%, 7/01/27	1,737
910,000	California Health Facilities Financing Authority, 2.48%, 6/01/27	804
650,000	California Pollution Control Financing Authority, AMT 144A, 5.00%, 7/01/37 (a)	612
250,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)(j)	6
1,000,000	City of El Segundo CA, 1.98%, 7/01/29	812
740,000	City of Tempe AZ, 1.58%, 7/01/28	609
900,000	County of Alameda CA B, 3.95%, 8/01/33	810
250,000	District of Columbia Water & Sewer Authority
	A, 4.81%, 10/01/14	199

Annual Report   47

        Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
505,000	Golden State Tobacco Securitization Corp. B, 2.75%, 6/01/34 (k)	$384
750,000	New York State Dormitory Authority C, 1.54%, 3/15/27	650
1,000,000	New York Transportation Development Corp. A, AMT, 5.00%, 7/01/41	923
500,000	Redondo Beach Community Financing Authority A, 1.98%, 5/01/29	399
600,000	Regents of the University of California Medical Center Pooled Revenue Q, 4.13%, 5/15/32	540
1,000,000	State of Connecticut A, 2.42%, 7/01/27	889

Total Municipal (Cost - $10,862)		9,374

U.S. Treasury (18%)
22,130,000	U.S. Treasury Bill, 2.80%, 4/20/23 (l)	21,675
160,000	U.S. Treasury Bond, 2.00%, 2/15/50	102
1,940,000	U.S. Treasury Bond, 2.00%, 8/15/51 (m)	1,223
250,000	U.S. Treasury Bond, 1.88%, 11/15/51	152
440,000	U.S. Treasury Bond, 2.88%, 5/15/52	341
770,000	U.S. Treasury Note, 2.75%, 7/31/23 (m)(n)	760
1,800,000	U.S. Treasury Note, 0.38%, 10/31/23	1,725
2,160,000	U.S. Treasury Note, 2.88%, 6/30/24	2,104
1,380,000	U.S. Treasury Note, 2.75%, 8/15/32	1,235

Total U.S. Treasury (Cost - $30,693)		29,317

Stocks (1%)
Preferred Stock (1%)
1	Juniper Receivables 2021-2 DAC Holding Class R-1 Notes, 0.00%	451
40,000	Morgan Stanley, 6.50%(e)	992

Total Stocks (Cost - $1,840)		1,443

Investment Company (2%)
2,568,359	Payden Cash Reserves Money Market Fund*	2,568

Principal or Shares	Security Description	Value (000)
102,041	Payden Emerging Market Corporate Bond Fund*	$806

Total Investment Company (Cost - $3,418)		3,374

Total Investments (Cost - $182,735) (100%)		163,261
Liabilities in excess of Other Assets ((0)%)		(670)

Net Assets (100%)		$162,591

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $1,887 and the total market value of the collateral held by the Fund is $1,933. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security was purchased on a delayed delivery basis.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Payment of principal and/or interest is insured against default by a monoline insurer.
(l)	Yield to maturity at time of purchase.
(m)	All or a portion of the security is pledged to cover futures contract margin requirements.
(n)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
IDR 12,901,000	USD	822	Citibank, N.A.	01/24/2023	$3
SGD 1,185	USD	832	Citibank, N.A.	01/25/2023	6
USD 1,566	ZAR	28,430	Citibank, N.A.	01/20/2023	27
USD 8,165	EUR	7,949	Citibank, N.A.	03/15/2023	225
USD 2,264	CAD	2,935	HSBC Bank USA, N.A.	03/15/2023	105
USD 1,139	GBP	970	HSBC Bank USA, N.A.	03/15/2023	22

					388

Liabilities:
EUR 349	USD	353	Citibank, N.A.	03/15/2023	(5)
USD 369	MXN	7,510	HSBC Bank USA, N.A.	01/20/2023	(4)

					(9)

Net Unrealized Appreciation (Depreciation)					$379

48   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	167	Dec-22	$34,132	$(519)	$(519)
U.S. Ultra Bond Future	17	Dec-22	2,170	(140)	(140)

					(659)

Short Contracts:
U.S. 10-Year Ultra Future	112	Dec-22	(12,990)	702	702
U.S. Treasury 10-Year Note Future	9	Dec-22	(995)	66	66
U.S. Treasury 5-Year Note Future	141	Dec-22	(15,030)	321	321

					1,089

Total Futures					$430

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 39 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2027	$7,000	$12	$350	$(338)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year SOFR Swap, Receive Variable 3.0500% (SOFRRATE) Annually, Pay Fixed 2.7375% Annually	08/30/2034	$2,600	$180	$—	$180
10-Year SOFR Swap, Receive Variable 3.0500% (SOFRRATE) Annually, Pay Fixed 2.9360% Annually	06/28/2034	2,630	145	—	145
2-Year SOFR Swap, Receive Fixed 2.7400% Annually, Pay Variable 3.0500% (SOFRRATE) Annually	08/30/2026	11,900	(203)	—	(203)
2-Year SOFR Swap, Receive Fixed 2.8300% Annually, Pay Variable 3.0500% (SOFRRATE) Annually	06/29/2026	11,766	(192)	—	(192)

			$(70)	$—	$(70)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,887
Non-cash Collateral[2]	(1,887)

Net Amount	$—

1 The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2 At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   49

            Payden Absolute Return Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Corporate Bond	36%
Asset Backed	29%
Mortgage Backed	23%
Foreign Government	5%
Bank Loans	3%
Other	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022

Principal or Shares	Security Description	Value (000)
Asset Backed (29%)
1,000,000	AB BSL CLO Ltd. 2021-3A 144A, (3 mo. LIBOR USD + 6.950%), 11.19%, 10/20/34 (a) (b)	$849
1,600,000	AlbaCore Euro CLO I DAC 1A 144A, (3 mo. EURIBOR + 3.250%), 4.65%, 10/18/34 EUR (a)(b)(c)	1,308
453,458	Allegro CLO II-S Ltd. 2014-1RA 144A, (3 mo. LIBOR USD + 1.080%), 5.36%, 10/21/28 (a)(b)	447
3,000,000	Allegro CLO V Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 1.450%), 5.53%, 10/16/30 (a)(b)	2,857
2,100,000	Allegro CLO X Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 3.700%), 7.94%, 7/20/32 (a)(b)	1,909
800,000	Allegro CLO XII Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 3.600%), 7.88%, 1/21/32 (a)(b)	728
2,000,000	Ammc CLO Ltd. 2017-20A 144A, (3 mo. LIBOR USD + 3.150%), 7.23%, 4/17/29 (a)(b)	1,889
1,300,000	Anchorage Capital CLO Ltd. 2018-10A 144A, (3 mo. LIBOR USD + 5.750%), 9.83%, 10/15/31 (a)(b)	1,096
1,500,000	Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.864%), 5.24%, 9/15/34 (a) (b)	1,435
2,150,500	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	1,814
1,200,000	Ballyrock CLO Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 6.750%), 10.83%, 7/15/32 (a)(b)	1,035
1,350,000	Barings CLO Ltd. 2020-2A 144A, (3 mo. LIBOR USD + 6.150%), 10.23%, 10/15/33 (a)(b)	1,164

Principal or Shares	Security Description	Value (000)

109,577	BDS Ltd. 2019-FL4 144A, (1 mo. LIBOR USD + 1.100%), 4.51%, 8/15/36 (a)(b)	$109
900,465	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 4.68%, 2/16/37 (a)(b)	902
2,350,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.464%), 4.88%, 2/16/37 (a)(b)	2,270
2,100,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 5.33%, 2/16/37 (a)(b)	2,088
2,650,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. LIBOR USD + 3.350%), 7.43%, 7/15/32 (a)(b)	2,367
250,000	Bosphorus CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.010%), 1.85%, 12/12/32 EUR (a)(b)(c)	238
3,300,000	Bridgepoint CLO 2 DAC 2A 144A, (3 mo. EURIBOR + 0.900%), 2.28%, 4/15/35 EUR (a) (b)(c)	3,061
1,400,000	Bridgepoint CLO 3 DAC 3A 144A, (3 mo. EURIBOR + 3.400%), 4.78%, 1/15/36 EUR (a) (b)(c)	1,171
1,450,000	Cabinteely Park CLO DAC 1A 144A, (3 mo. EURIBOR + 3.350%), 3.67%, 8/15/34 EUR (a) (b)(c)	1,197
1,925,000	Carlyle CLO Ltd. C17A 144A, (3 mo. LIBOR USD + 2.800%), 7.21%, 4/30/31 (a)(b)	1,692

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,050,000	Carlyle U.S. CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 6.750%), 10.99%, 10/20/32 (a) (b)	$917
1,700,000	Carlyle U.S. CLO Ltd. 2021-11A 144A, (3 mo. LIBOR USD + 6.400%), 10.76%, 1/25/33 (a)(b)	1,434
2,200,000	CarMax Auto Owner Trust 2022-4, 8.08%, 4/16/29	2,182
1,573,327	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,461
1,191,750	CARS-DB4 LP 2020-1A 144A, 3.19%, 2/15/50 (a)	1,108
2,800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	2,563
1,000,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (a)	863
970,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	788
800,000	Cedar Funding X CLO Ltd. 2019-10A 144A, (3 mo. LIBOR USD + 6.500%), 10.74%, 10/20/32 (a)(b)	698
1,450,000	Cedar Funding XIV CLO Ltd. 2021-14A 144A, (3 mo. LIBOR USD + 1.850%), 5.93%, 7/15/33 (a)(b)	1,333
2,409,002	CLI Funding VIII LLC 2021-1A 144A, 1.64%, 2/18/46 (a)	2,048
913,760	CLI Funding VIII LLC 2021-1A 144A, 2.38%, 2/18/46 (a)	766
2,235,520	CLI Funding VIII LLC 2022-1A 144A, 2.72%, 1/18/47 (a)	1,884
2,100,000	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 3.014%), 6.48%, 8/20/35 (a)(b)	1,985
3,200,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 5.68%, 1/25/52 CAD (a)(c)	2,171
300,000	CVC Cordatus Loan Fund III DAC 3A 144A, (3 mo. EURIBOR + 2.550%), 2.87%, 8/15/32 EUR (a)(b)(c)	256
2,395,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (a)	1,952
1,150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (a)	932
1,700,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 3.48%, 4/15/49 (a)	1,318
2,000,000	Diamond Issuer 2021-1A 144A, 3.79%, 11/20/51 (a)	1,624
1,773,000	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 2.66%, 4/25/51 (a)	1,427
2,068,500	Domino’s Pizza Master Issuer LLC 2021-1A 144A, 3.15%, 4/25/51 (a)	1,609
1,058,750	Driven Brands Funding LLC 2019-1A 144A, 4.64%, 4/20/49 (a)	945
1,277,250	Driven Brands Funding LLC 2020-2A 144A, 3.24%, 1/20/51 (a)	1,037
1,150,000	Dryden 109 CLO Ltd. 2022-112A 144A, (3 mo. Term Secured Overnight Financing Rate + 5.020%), 7.75%, 8/15/34 (a)(b)	1,064
4,150,000	Dryden 36 Senior Loan Fund 2014-36A 144A, (3 mo. LIBOR USD + 1.450%), 5.53%, 4/15/29 (a) (b)	4,009
650,000	Dryden 39 Euro CLO DAC 2015-39A 144A, (3 mo. EURIBOR + 0.950%), 2.33%, 4/15/35 EUR (a)(b)(c)	605

Principal or Shares	Security Description	Value (000)

3,700,000	Dryden XXVI Senior Loan Fund 2013-26A 144A, (3 mo. LIBOR USD + 1.450%), 5.53%, 4/15/29 (a)(b)	$3,548
1,900,000	Exeter Automobile Receivables Trust 2022-4A 144A, 8.23%, 3/15/30 (a)	1,775
2,700,000	Flagship Credit Auto Trust 2021-3 144A, 3.32%, 12/15/28 (a)	2,336
3,600,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 4.82%, 2/23/39 (a)(b)	3,525
3,100,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 5.22%, 2/23/39 (a)(b)	2,965
3,100,000	FS Rialto Issuer LLC 2022-FL6 144A, (1 mo. Term Secured Overnight Financing Rate + 2.580%), 6.05%, 8/17/37 (a)(b)	3,063
1,200,000	Galaxy XXVI CLO Ltd. 2018-26A 144A, (3 mo. LIBOR USD + 5.850%), 8.83%, 11/22/31 (a)(b)	980
4,948	GPMT Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 1.900%), 5.40%, 2/22/36 (a)(b)	5
2,300,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 9/15/37 (a) (b)	2,178
2,000,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.750%), 6.16%, 9/15/37 (a) (b)	1,877
1,000,000	Grippen Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 1.650%), 5.89%, 1/20/30 (a)(b)	966
143,003	Halcyon Loan Advisors Funding Ltd. 2015-2A 144A, (3 mo. LIBOR USD + 1.650%), 6.01%, 7/25/27 (a)(b)	142
250,000	Henley CLO I DAC 1A 144A, (3 mo. EURIBOR + 0.950%), 2.49%, 7/25/34 EUR (a)(b)(c)	231
3,755,975	ITE Rail Fund Levered LP 2021-3A 144A, 2.21%, 6/28/51 (a)	3,143
1,007,131	JPMorgan Chase Bank N.A.-CACLN 2020-1 144A, 0.99%, 1/25/28 (a)	988
1,913,866	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,335
788,991	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	756
3,850,000	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 8.48%, 12/26/28 (a)	3,394
1,500,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 9.81%, 2/26/29 (a)	1,362
3,750,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 4.92%, 2/17/39 (a)(b)	3,619
323,396	LCM XVIII LP 19A 144A, (3 mo. LIBOR USD + 1.240%), 5.32%, 7/15/27 (a)(b)	321
950,000	LCM XVIII LP 19A 144A, (3 mo. LIBOR USD + 1.750%), 5.83%, 7/15/27 (a)(b)	934
506,437	LMREC Inc. 2019-CRE3 144A, (1 mo. LIBOR USD + 1.400%), 4.97%, 12/22/35 (a)(b)	496
1,144,727	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 4.91%, 5/15/36 (a)(b)	1,135
2,300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 3.750%), 7.16%, 7/15/36 (a)(b)	2,044
712,526	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 0.950%), 5.18%, 4/19/30 (a)(b)	703

Annual Report   51

        Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,340,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 7.08%, 4/19/30 (a)(b)	$1,211
1,550,000	Madison Park Funding XXIV Ltd. 2016-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 4.112%), 8.07%, 10/20/29 (a)(b)	1,443
2,965,353	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 4.88%, 1/15/28 (a)(b)	2,909
2,000,000	Neuberger Berman Loan Advisers CLO Ltd. 2020-37A 144A, (3 mo. LIBOR USD + 2.850%), 7.09%, 7/20/31 (a)(b)	1,802
4,000,000	Neuberger Berman Loan Advisers CLO Ltd. 2019-34A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.240%), 5.20%, 1/20/35 (a)(b)	3,881
3,100,000	Neuberger Berman Loan Advisers CLO Ltd. 2019-34A 144A, (3 mo. Term Secured Overnight Financing Rate + 1.750%), 5.71%, 1/20/35 (a)(b)	2,947
1,000,000	NLY Commercial Mortgage Trust 2019-FL2 144A, (1 mo. LIBOR USD + 1.600%), 5.01%, 2/15/36 (a)(b)	1,001
2,600,000	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 3.39%, 11/20/50 (a)	2,335
2,350,000	OCP CLO Ltd. 2013-4A 144A, (3 mo. LIBOR USD + 1.450%), 5.77%, 4/24/29 (a)(b)	2,283
1,400,000	OCP CLO Ltd. 2017-13A 144A, (3 mo. LIBOR USD + 0.960%), 5.04%, 7/15/30 (a)(b)	1,370
2,200,000	OCP CLO Ltd. 2017-13A 144A, (3 mo. LIBOR USD + 3.100%), 7.18%, 7/15/30 (a)(b)	1,998
400,000	OCP CLO Ltd. 2014-5A 144A, (3 mo. LIBOR USD + 2.900%), 7.23%, 4/26/31 (a)(b)	329
2,000,000	OCP CLO Ltd. 2019-17A 144A, (3 mo. LIBOR USD + 6.500%), 10.74%, 7/20/32 (a)(b)	1,627
1,250,000	OCP CLO Ltd. 2020-19A 144A, (3 mo. LIBOR USD + 6.500%), 10.74%, 10/20/34 (a)(b)	1,030
3,300,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	3,177
2,200,000	Palmer Square European CLO DAC 2022-1A 144A, (3 mo. EURIBOR + 3.300%), 4.76%, 1/21/35 EUR (a)(b)(c)	1,800
1,920,000	Planet Fitness Master Issuer LLC 2018-1A 144A, 4.67%, 9/05/48 (a)	1,803
1,800,000	Providus CLO IV DAC 4A 144A, (3 mo. EURIBOR + 0.820%), 2.28%, 4/20/34 EUR (a) (b)(c)	1,674
3,700,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.400%), 3.91%, 1/15/29 (a)(b)	3,571
900,000	Regatta XXI Funding Ltd. 2021-3A 144A, (3 mo. LIBOR USD + 6.750%), 10.99%, 10/20/34 (a)(b)	775
2,493,392	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	2,409
1,480,451	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 7.38%, 5/15/32 (a)	1,432
1,300,000	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 9.97%, 5/15/32 (a)	1,235
2,400,000	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 11.91%, 8/16/32 (a)	2,377
2,200,000	Sound Point Euro CLO III Funding DAC 3X, (3 mo. EURIBOR + 0.950%), 2.33%, 4/15/33 EUR (b)(c)(d)	2,071

Principal or Shares	Security Description	Value (000)

3,450,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 0.920%), 2.30%, 4/15/33 EUR (a) (b)(c)	$3,269
2,400,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	2,130
3,500,000	Stack Infrastructure Issuer LLC 2021-1A 144A, 1.88%, 3/26/46 (a)	3,029
1,167,502	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 4.61%, 7/15/38 (a)(b)	1,157
134,190	Symphony CLO XIV Ltd. 2014-14A 144A, (3 mo. LIBOR USD + 0.950%), 4.96%, 7/14/26 (a) (b)	134
921,771	Symphony CLO XVII Ltd. 2016-17A 144A, (3 mo. LIBOR USD + 0.880%), 4.96%, 4/15/28 (a) (b)	912
2,450,000	Symphony CLO XVII Ltd. 2016-17A 144A, (3 mo. LIBOR USD + 2.650%), 6.73%, 4/15/28 (a) (b)	2,324
500,000	Symphony CLO XVII Ltd. 2016-17X, (3 mo. LIBOR USD + 2.650%), 6.73%, 4/15/28 (b)(d)	474
1,050,000	Symphony CLO XXIII Ltd. 2020-23A 144A, (3 mo. LIBOR USD + 6.150%), 10.23%, 1/15/34 (a)(b)	922
1,000,000	Symphony CLO XXIX Ltd. 2021-29A 144A, (3 mo. LIBOR USD + 6.250%), 10.33%, 1/15/34 (a)(b)	863
2,000,000	THL Credit Wind River CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 3.500%), 7.58%, 4/15/31 (a)(b)	1,799
950,000	Trinity Rail Leasing LLC 2021-1A 144A, 3.08%, 7/19/51 (a)	764
3,328,056	TRP LLC 2021-1 144A, 2.07%, 6/19/51 (a)	2,777
3,000,000	TRTX Issuer Ltd. 2022-FL5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 4.44%, 2/15/39 (a)(b)	2,895
2,400,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	2,107
2,300,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 5.27%, 2/15/52 (a)	2,004
2,098,123	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. LIBOR USD + 0.880%), 4.96%, 4/15/27 (a)(b)	2,065
2,489,949	Vibrant CLO VII Ltd. 2017-7A 144A, (3 mo. LIBOR USD + 1.040%), 5.28%, 9/15/30 (a)(b)	2,443
3,600,000	VMC Finance LLC 2022-FL5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.900%), 4.72%, 2/18/39 (a)(b)	3,501
2,800,000	Voya CLO Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 1.060%), 5.14%, 4/15/31 (a)(b)	2,743
2,000,000	Voya Euro CLO V DAC 5A 144A, (3 mo. EURIBOR + 2.150%), 3.53%, 4/15/35 EUR (a) (b)(c)	1,744
1,047,550	Wendy’s Funding LLC 2019-1A 144A, 3.78%, 6/15/49 (a)	953
3,061,250	Wendy’s Funding LLC 2021-1A 144A, 2.37%, 6/15/51 (a)	2,382
3,800,000	Westlake Automobile Receivables Trust 2021- 1A 144A, 2.33%, 8/17/26 (a)	3,541
5,475,000	Westlake Automobile Receivables Trust 2021- 2A 144A, 2.38%, 3/15/27 (a)	4,857
3,800,000	Westlake Automobile Receivables Trust 2022- 2A 144A, 5.48%, 9/15/27 (a)	3,565

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,750,000	Westlake Automobile Receivables Trust 2022- 3A 144A, 6.44%, 12/15/27 (a)	$3,737
2,468,750	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	1,972
Total Asset Backed (Cost - $248,965)		224,979
Bank Loans(e) (2%)
2,100,000	Asurion LLC Term Loan B10 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 7.13%, 8/21/28	1,896
1,071,404	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 6.00%, 5/19/28	1,049
1,308,438	Crocs Inc. Term Loan B 1L, (TSFR USD 3-Month + 3.500%), 7.65%, 2/20/29	1,263
1,900,000	Entain Holdings Gibraltar Ltd. Term Loan B2 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 4.00%, 10/18/29	1,873
1,588,000	Gray Television Inc. Term Loan D 1L, (LIBOR USD 1-Month + 3.000%), 6.13%, 12/01/28	1,569
2,468,593	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 1/26/28	2,403
1,094,500	Medline Borrower LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 10/23/28	1,008
2,317,688	MIC Glen LLC Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 7/21/28	2,186
1,498,361	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 11/22/28	1,478
2,410,704	United Natural Foods Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 7.09%, 10/22/25	2,395
2,481,250	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 8/03/28	2,364
Total Bank Loans (Cost - $20,075)		19,484
Commercial Paper(f) (1%)
11,100,000	Amphenol Corp., 3.40%, 11/01/22	11,099
Corporate Bond (36%)
Financial (17%)
6,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (d)	5,865
4,100,000	American Express Co., 2.55%, 3/04/27	3,606
2,700,000	American Express Co., 5.85%, 11/05/27	2,698
1,900,000	American Tower Corp., 1.45%, 9/15/26	1,598
1,070,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (a)(b)	984
1,200,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(b)(d)	1,031
3,200,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.750%), 4.83%, 7/22/26 (b)	3,118
2,050,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 2.040%), 4.95%, 7/22/28 (b)	1,957
2,550,000	Bank of America Corp., (3 mo. EURIBOR + 0.760%), 0.58%, 8/24/28 EUR (b)(c)(d)	2,108
2,610,000	Bank of New York Mellon Corp., (Secured Overnight Financing Rate + 1.802%), 5.80%, 10/25/28 (b)	2,629
3,400,000	Blackstone Holdings Finance Co. LLC 144A, 5.90%, 11/03/27 (a)	3,393
1,600,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	1,464
2,000,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	1,973

Principal or Shares	Security Description	Value (000)

2,100,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	$1,323
500,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (b)	494
4,600,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.887%), 4.66%, 5/24/28 (b)	4,343
1,500,000	Cobra AcquisitionCo LLC 144A, 6.38%, 11/01/29 (a)	1,000
2,000,000	Corebridge Financial Inc. 144A, 3.50%, 4/04/25 (a)	1,886
1,900,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 1.219%), 2.31%, 11/16/27 (b)	1,518
1,150,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 1.318%), 2.55%, 1/07/28 (b)	921
2,100,000	Digital Realty Trust LP, 5.55%, 1/15/28	2,043
1,250,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (a)(c)	1,022
1,020,000	Equinix Inc., 1.00%, 9/15/25	895
1,700,000	Equinix Inc., 1.45%, 5/15/26	1,462
2,725,000	Fifth Third Bancorp, (U.S. Secured Overnight Financing Rate + 2.192%), 6.36%, 10/27/28 (b)	2,739
2,000,000	FS KKR Capital Corp., 1.65%, 10/12/24	1,813
1,600,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	1,485
995,000	General Motors Financial Co. Inc., 2.90%, 2/26/25	928
3,700,000	General Motors Financial Co. Inc., 6.05%, 10/10/25	3,671
1,990,000	General Motors Financial Co. Inc., 2.40%, 4/10/28	1,613
1,000,000	General Motors Financial Co. Inc., 4.30%, 4/06/29	879
2,500,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.730%), 1.76%, 1/24/25 (b)	2,363
4,650,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.725%), 4.48%, 8/23/28 (b)	4,322
1,500,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,428
2,755,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,685
640,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25	623
285,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	263
120,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 2/01/29	100
1,440,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (a)	1,328
2,100,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 5.75%, 4/01/33 (a)	1,898
2,800,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	2,686
4,200,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.990%), 4.85%, 7/25/28 (b)	3,996
2,050,000	LA Construccion SA 144A, 4.75%, 2/07/32 (a)	1,520
1,700,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(d)	1,436
2,750,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.669%), 4.68%, 7/17/26 (b)	2,668
2,300,000	Morgan Stanley, (3 mo. EURIBOR + 0.698%), 0.41%, 10/29/27 EUR (b)(c)	1,942
3,500,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 2.240%), 6.30%, 10/18/28 (b)	3,534
1,150,000	MPT Operating Partnership LP/MPT Finance Corp., 2.50%, 3/24/26 GBP (c)	1,016

Annual Report   53

        Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

675,000	MPT Operating Partnership LP/MPT Finance Corp., 0.99%, 10/15/26 EUR (c)	$500
480,000	Navient Corp., 6.75%, 6/15/26	454
220,000	Navient Corp., 5.50%, 3/15/29	175
1,400,000	OneMain Finance Corp., 7.13%, 3/15/26	1,351
500,000	OneMain Finance Corp., 6.63%, 1/15/28	455
900,000	Owl Rock Capital Corp., 3.40%, 7/15/26	768
1,600,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	1,286
2,850,000	Realty Income Corp., 5.63%, 10/13/32	2,788
2,750,000	Royal Bank of Canada, 6.00%, 11/01/27	2,768
3,207,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 1.249%), 2.49%, 1/06/28 (b)	2,657
4,000,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,344
2,000,000	Sun Communities Operating LP, 2.30%, 11/01/28	1,595
3,450,000	Synchrony Bank, 5.40%, 8/22/25	3,337
4,350,000	Toronto-Dominion Bank, 4.69%, 9/15/27	4,169
2,600,000	VICI Properties LP, 4.38%, 5/15/25	2,473
3,500,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.560%), 4.54%, 8/15/26 (b)	3,369
3,550,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.980%), 4.81%, 7/25/28 (b)	3,365
2,500,000	Willis North America Inc., 4.65%, 6/15/27	2,354
		133,475
Industrial (12%)
1,200,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (a)(g)	1,024
600,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	514
1,100,000	American Medical Systems Europe BV, 1.38%, 3/08/28 EUR (c)	965
450,000	Asbury Automotive Group Inc. 144A, 5.00%, 2/15/32 (a)	364
1,395,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,367
1,400,000	Caesars Entertainment Inc. 144A, 6.25%, 7/01/25 (a)	1,368
600,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (a)	488
950,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 6/01/33 (a)	722
1,500,000	CDW LLC/CDW Finance Corp., 2.67%, 12/01/26	1,293
1,650,000	Celanese U.S. Holdings LLC, 1.40%, 8/05/26	1,332
1,400,000	Cemex SAB de CV, 7.38%, 6/05/27 (d)	1,389
2,800,000	Centene Corp., 3.38%, 2/15/30	2,330
1,500,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	1,323
1,020,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.75%, 2/15/28	895
1,075,000	Coherent Corp. 144A, 5.00%, 12/15/29 (a)	925
1,750,000	Comcast Corp., 5.35%, 11/15/27	1,749
1,475,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	1,386
595,000	Coty Inc. 144A, 6.50%, 4/15/26 (a)(g)	567
1,175,000	Entegris Escrow Corp. 144A, 5.95%, 6/15/30 (a)	1,075
2,225,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 4.63%, 1/15/29 (a)	1,939
1,100,000	FMG Resources August 2006 Pty Ltd. 144A, 5.13%, 5/15/24 (a)	1,075

Principal or Shares	Security Description	Value (000)

1,400,000	FMG Resources August 2006 Pty Ltd. 144A, 5.88%, 4/15/30 (a)	$1,259
2,305,000	Ford Motor Credit Co. LLC, 4.13%, 8/04/25	2,148
450,000	Ford Motor Credit Co. LLC, 4.27%, 1/09/27	407
1,100,000	Freeport Indonesia PT 144A, 5.32%, 4/14/32 (a)	931
1,275,000	Freeport-McMoRan Inc., 4.38%, 8/01/28	1,152
1,300,000	Freeport-McMoRan Inc., 5.25%, 9/01/29	1,210
600,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (a)	475
2,300,000	HCA Inc., 5.38%, 9/01/26	2,239
1,725,000	Heathrow Funding Ltd., 1.50%, 10/12/25 EUR (c)(d)	1,566
918,000	Hyundai Capital America 144A, 2.00%, 6/15/28 (a)	715
2,500,000	Jabil Inc., 4.25%, 5/15/27	2,320
641,000	Jabil Inc., 3.60%, 1/15/30	538
3,000,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (a)	2,463
1,350,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 3.00%, 9/15/28 EUR (c)	1,260
1,225,000	Kaiser Aluminum Corp. 144A, 4.63%, 3/01/28 (a)	1,074
1,800,000	Medline Borrower LP 144A, 3.88%, 4/01/29 (a)	1,474
1,500,000	Meritage Homes Corp. 144A, 3.88%, 4/15/29 (a)	1,208
4,500,000	Mexico City Airport Trust, 4.25%, 10/31/26 (d)	4,054
3,130,000	Microchip Technology Inc., 4.25%, 9/01/25	2,988
950,000	NBM U.S. Holdings Inc., 7.00%, 5/14/26 (d)	919
1,200,000	NBM U.S. Holdings Inc., 6.63%, 8/06/29 (d)	1,113
2,200,000	Open Text Corp. 144A, 3.88%, 12/01/29 (a)	1,749
2,800,000	Oracle Corp., 2.80%, 4/01/27	2,478
3,200,000	Orbia Advance Corp. SAB de CV 144A, 1.88%, 5/11/26 (a)	2,679
1,800,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 1.20%, 11/15/25 (a)	1,555
200,000	Renesas Electronics Corp. 144A, 2.17%, 11/25/26 (a)	169
1,297,000	Rogers Communications Inc. 144A, 2.95%, 3/15/25 (a)	1,224
1,313,000	Rogers Communications Inc. 144A, 3.20%, 3/15/27 (a)	1,192
620,000	ServiceNow Inc., 1.40%, 9/01/30	457
2,000,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (a)	1,844
1,700,000	Standard Industries Inc. 144A, 4.38%, 7/15/30 (a)	1,378
2,500,000	Stellantis Finance U.S. Inc. 144A, 1.71%, 1/29/27 (a)	2,069
1,100,000	Tenet Healthcare Corp. 144A, 4.63%, 6/15/28 (a)	968
1,500,000	Tenet Healthcare Corp. 144A, 6.13%, 6/15/30 (a)	1,387
2,250,000	T-Mobile USA Inc., 3.75%, 4/15/27	2,077
2,925,000	TransDigm Inc. 144A, 6.25%, 3/15/26 (a)	2,890
2,800,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (a)	2,342
1,200,000	United Airlines Inc. 144A, 4.63%, 4/15/29 (a)	1,028
1,905,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	1,843
2,200,000	United Rentals North America Inc., 3.88%, 11/15/27	2,006
629,000	Univision Communications Inc. 144A, 7.38%, 6/30/30 (a)	609
2,150,000	Verizon Communications Inc., 4.25%, 10/31/30 EUR (c)	2,161
2,600,000	VMware Inc., 1.80%, 8/15/28	2,055
2,300,000	Warnermedia Holdings Inc. 144A, 3.76%, 3/15/27 (a)	2,047

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
820,000	Workday Inc., 3.70%, 4/01/29	$731
1,400,000	Workday Inc., 3.80%, 4/01/32	1,198
750,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	628
		96,367
Utility (7%)
1,300,000	Adani Electricity Mumbai Ltd., 3.95%, 2/12/30 (d)	871
1,900,000	Aker BP ASA 144A, 2.00%, 7/15/26 (a)	1,651
1,900,000	Ameren Corp., 1.95%, 3/15/27	1,633
730,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 8.25%, 12/31/28 (a)	706
400,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 5.88%, 6/30/29 (a)	351
1,100,000	Diamondback Energy Inc., 6.25%, 3/15/33	1,106
1,700,000	Ecopetrol SA, 6.88%, 4/29/30	1,402
1,700,000	EDP Finance BV 144A, 6.30%, 10/11/27 (a)	1,694
1,700,000	EIG Pearl Holdings Sarl 144A, 3.55%, 8/31/36 (a)	1,311
1,050,000	EIG Pearl Holdings Sarl, 3.55%, 8/31/36 (d)	810
900,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (a)	877
1,400,000	Energean Israel Finance Ltd. 144A, 5.38%, 3/30/28 (a)(d)	1,235
2,235,000	EQT Corp., 6.13%, 2/01/25	2,243
2,200,000	EQT Corp., 5.70%, 4/01/28	2,144
1,000,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	970
1,600,000	Geopark Ltd., 5.50%, 1/17/27 (d)	1,301
2,600,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(d)	2,392
1,500,000	Kallpa Generacion SA, 4.13%, 8/16/27 (d)	1,319
1,100,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	890
3,700,000	Minejesa Capital BV, 4.63%, 8/10/30 (d)	2,862
850,000	Nabors Industries Ltd. 144A, 7.50%, 1/15/28 (a)	790
1,050,000	National Fuel Gas Co., 5.50%, 1/15/26	1,029
535,000	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25	531
1,600,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	1,457
2,800,000	PDC Energy Inc., 5.75%, 5/15/26	2,688
1,500,000	Petroleos Mexicanos, (3 mo. EURIBOR + 2.400%), 2.85%, 8/24/23 EUR (b)(c)(d)	1,444
1,400,000	Petroleos Mexicanos, 3.63%, 11/24/25 EUR (c) (d)	1,197
1,700,000	Petroleos Mexicanos, 6.75%, 9/21/47	1,027
1,525,000	ROCC Holdings LLC 144A, 9.25%, 8/15/26 (a)	1,506
2,500,000	Southern Co., 4.48%, 8/01/24	2,459
1,100,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(c)	757
1,520,000	Transocean Inc. 144A, 7.50%, 1/15/26 (a)	1,288
780,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	634
2,100,000	Vistra Operations Co. LLC 144A, 5.13%, 5/13/25 (a)	2,029
1,600,000	Weatherford International Ltd. 144A, 8.63%, 4/30/30 (a)	1,511
1,500,000	Williams Cos. Inc., 4.65%, 8/15/32	1,351

		49,466
Total Corporate Bond (Cost - $298,382)		279,308
Foreign Government (5%)
900,000	Bermuda Government International Bond 144A, 5.00%, 7/15/32 (a)	836
2,250,000	Colombia Government International Bond, 4.50%, 3/15/29	1,820

Principal or Shares	Security Description	Value (000)
600,000	Corp. Financiera de Desarrollo SA, 2.40%, 9/28/27 (d)	$486
1,000,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a)	810
2,050,000	Dominican Republic International Bond, 6.00%, 7/19/28 (d)	1,885
3,500,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	3,069
1,950,000	Egypt Government International Bond, 4.75%, 4/11/25 EUR (c)(d)	1,621
1,900,000	Egypt Government International Bond, 4.75%, 4/16/26 EUR (c)(d)	1,428
6,150,000	Ivory Coast Government International Bond, 6.38%, 3/03/28 (d)	5,612
1,500,000	Mexico Government International Bond, 4.88%, 5/19/33	1,323
1,580,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	1,505
1,000,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	775
700,000	Mongolia Government International Bond, 5.13%, 4/07/26 (d)	543
980,000	Mongolia Government International Bond 144A, 3.50%, 7/07/27 (a)	676
1,000,000	Nigeria Government International Bond, 6.38%, 7/12/23 (d)	973
900,000	Nigeria Government International Bond, 7.63%, 11/21/25 (d)	777
1,575,000	Nigeria Government International Bond, 6.50%, 11/28/27 (d)	1,122
1,650,000	Nigeria Government International Bond, 6.13%, 9/28/28 (d)	1,094
39,600,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	1,851
2,300,000	Republic of Uzbekistan International Bond, 5.38%, 2/20/29 (d)	1,939
1,380,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	989
2,400,000	Romanian Government International Bond 144A, 5.00%, 9/27/26 EUR (a)(c)	2,304
1,100,000	Romanian Government International Bond, 3.62%, 5/26/30 EUR (c)(d)	856
1,300,000	Romanian Government International Bond 144A, 1.75%, 7/13/30 EUR (a)(c)	874
1,100,000	Romanian Government International Bond, 2.12%, 7/16/31 EUR (c)(d)	734
3,250,000	Serbia International Bond 144A, 1.00%, 9/23/28 EUR (a)(c)	2,268
2,000,000	Serbia International Bond, 1.00%, 9/23/28 EUR (c)(d)	1,395
Total Foreign Government (Cost - $47,134)		39,565
Mortgage Backed (23%)
3,300,000	280 Park Avenue Mortgage Trust 2017-280P 144A, (1 mo. LIBOR USD + 1.536%), 4.84%, 9/15/34 (a)(b)	3,108
1,057,253	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 0.830%), 4.27%, 12/18/37 (a)(b)	1,053
600,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.750%), 5.19%, 12/18/37 (a)(b)	596

Annual Report   55

        Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,000,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.600%), 6.04%, 12/18/37 (a)(b)	$991
1,808,000	BBCMS Mortgage Trust 2018-TALL 144A, (1 mo. LIBOR USD + 0.971%), 4.38%, 3/15/37 (a) (b)	1,671
3,000,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.850%), 6.26%, 9/15/36 (a)(b)	2,701
1,020,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 5.21%, 10/15/36 (a)(b)	976
1,657,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 5.41%, 10/15/36 (a)(b)	1,590
2,550,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 5.71%, 10/15/36 (a)(b)	2,428
2,310,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.100%), 5.51%, 10/15/37 (a)(b)	2,148
1,260,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.750%), 6.16%, 10/15/37 (a)(b)	1,158
3,300,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 1.952%), 5.36%, 5/15/38 (a)(b)	3,046
900,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 3.952%), 7.36%, 5/15/38 (a)(b)	834
893,234	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 2.350%), 5.76%, 6/15/38 (a)(b)	825
2,965,488	BX Commercial Mortgage Trust 2021-XL2 144A, (1 mo. LIBOR USD + 3.890%), 7.30%, 10/15/38 (a)(b)	2,700
2,050,000	BX Trust 2021-LGCY 144A, (1 mo. LIBOR USD + 3.193%), 6.61%, 10/15/23 (a)(b)	1,805
2,900,000	BX Trust 2018-GW 144A, (1 mo. LIBOR USD + 2.420%), 5.83%, 5/15/35 (a)(b)	2,719
3,250,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 2.594%), 6.01%, 10/15/36 (a)(b)	2,877
3,600,000	BXMT Ltd. 2020-FL2 144A, (1 mo. Term Secured Overnight Financing Rate + 2.164%), 5.54%, 2/15/38 (a)(b)	3,318
799,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. LIBOR USD + 3.250%), 6.66%, 12/15/37 (a)(b)	737
15,436,302	Cantor Commercial Real Estate Lending 2019- CF1, 1.13%, 5/15/52 (h)	755
2,779,476	Cassia SRL 2022-1A 144A, (3 mo. EURIBOR + 2.500%), 2.89%, 5/22/34 EUR (a)(b)(c)	2,627
2,209,317	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.120%), 4.53%, 6/15/34 (a)(b)	2,168
2,580,514	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 4.91%, 6/15/34 (a)(b)	2,502
3,314,968	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 5.46%, 6/15/34 (a)(b)	3,126

Principal or Shares	Security Description	Value (000)
1,588,009	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 5.76%, 6/15/34 (a)(b)	$1,494
1,042,131	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 6.02%, 6/15/34 (a)(b)	956
2,811,353	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 5.51%, 11/15/37 (a)(b)	2,691
1,965,981	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 6.18%, 11/15/37 (a)(b)	1,873
1,867,682	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 6.90%, 11/15/37 (a)(b)	1,786
3,572,000	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 4.350%), 7.94%, 4/25/31 (a)(b)	3,526
5,600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 7.94%, 7/25/31 (a)(b)	5,505
2,300,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 7.74%, 8/25/31 (a)(b)	2,259
70,038	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 5.74%, 9/25/31 (a)(b)	70
2,650,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 7.69%, 9/25/31 (a)(b)	2,639
6,264,651	Connecticut Avenue Securities Trust 2019-R04 144A, (1 mo. LIBOR USD + 5.250%), 8.84%, 6/25/39 (a)(b)	6,207
7,789,749	Connecticut Avenue Securities Trust 2019-R05 144A, (1 mo. LIBOR USD + 4.100%), 7.69%, 7/25/39 (a)(b)	7,620
129,251	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 5.69%, 9/25/39 (a)(b)	129
6,050,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 6.99%, 10/25/39 (a)(b)	5,750
3,623,638	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 5.74%, 11/25/39 (a)(b)	3,448
3,337,924	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 5.59%, 1/25/40 (a)(b)	3,280
2,773,157	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 5.64%, 1/25/40 (a)(b)	2,730
3,900,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 6.59%, 1/25/40 (a)(b)	3,312
3,550,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 3.250%), 6.84%, 1/25/40 (a)(b)	3,066
1,900,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 7.24%, 2/25/40 (a)(b)	1,849
2,720,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 6.06%, 5/15/36 (a)(b)	2,614
1,736,149	DBGS Mortgage Trust 2018-BIOD 144A, (1 mo. LIBOR USD + 2.000%), 5.31%, 5/15/35 (a) (b)	1,647

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,106,793	DBGS Mortgage Trust 2018-BIOD 144A, (1 mo. LIBOR USD + 2.500%), 5.81%, 5/15/35 (a) (b)	$2,935
2,830,957	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 2.850%), 6.26%, 7/15/38 (a)(b)	2,677
2,342,861	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 3.700%), 7.11%, 7/15/38 (a)(b)	2,200
1,874,169	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 2.000%), 5.59%, 3/25/31 (b)	1,868
2,263,410	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 2.100%), 5.69%, 3/25/31 (b)	2,223
1,400,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 4.100%), 7.69%, 3/25/31 (b)	1,397
2,900,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 6.59%, 9/25/49 (a)(b)	2,599
663,716	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 5.29%, 1/25/50 (a)(b)	652
638,632	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 5.49%, 1/25/50 (a)(b)	629
1,400,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 2.300%), 5.89%, 1/25/50 (a)(b)	1,326
2,504,352	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 6.69%, 3/25/50 (a)(b)	2,507
1,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 7.69%, 3/25/50 (a)(b)	940
47,350	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 3.150%), 6.74%, 9/25/50 (a)(b)	47
836,476	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 5.80%, 10/25/50 (a)(b)	837
958,116	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 4.54%, 11/25/48 (a)(b)	944
1,350,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 4.350%), 7.94%, 3/25/49 (a)(b)	1,353
1,244,245	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 14.84%, 10/25/29 (b)	1,246
1,950,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 8.19%, 12/25/42 (b)	1,903
1,300,000	Frost CMBS DAC 2021-1A 144A, (Sterling Overnight Index Average + 2.900%), 4.88%, 11/20/33 GBP (a)(b)(c)	1,362
3,772,000	HONO Mortgage Trust 2021-LULU 144A, (1 mo. LIBOR USD + 4.400%), 7.81%, 10/15/36 (a)(b)	3,498
737	JP Morgan Mortgage Trust 2014-IVR3 144A, 2.62%, 9/25/44 (a)(b)(h)	1

Principal or Shares	Security Description	Value (000)
130,013	JP Morgan Mortgage Trust 2017-5 144A, 3.18%, 10/26/48 (a)(b)(h)	$125
750,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.250%), 4.66%, 12/15/37 (a)(b)	706
1,312,500	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.550%), 4.96%, 12/15/37 (a)(b)	1,230
2,250,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 2.050%), 5.46%, 12/15/37 (a)(b)	2,082
4,113,715	LCCM 2017-LC26 144A, 1.52%, 7/12/50 (a)(h)	214
2,752,316	Life Mortgage Trust 2021-BMR 144A, (1 mo. LIBOR USD + 2.350%), 5.76%, 3/15/38 (a)(b)	2,568
2,000,000	Med Trust 2021-MDLN 144A, (1 mo. LIBOR USD + 5.250%), 8.66%, 11/15/38 (a)(b)	1,844
2,207,635	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 6.84%, 10/25/49 (a)(b)	2,041
3,900,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 1.614%), 4.99%, 3/15/36 (a)(b)	3,564
1,600,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 1.864%), 5.24%, 3/15/36 (a)(b)	1,443
574,894	Radnor RE Ltd. 2021-1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 4.65%, 12/27/33 (a)(b)	573
3,400,000	RIAL Issuer Ltd. 2022-FL8 144A, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 6.67%, 1/19/37 (a)(b)	3,295
1,543,345	SMR Mortgage Trust 2022-IND 144A, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 8.38%, 2/15/39 (a)(b)	1,434
619,712	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 5.24%, 4/25/43 (a)(b)	619
6,052,220	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 5.99%, 2/25/47 (a)(b)	5,855
2,650,000	TPGI Trust 2021-DGWD 144A, (1 mo. LIBOR USD + 2.350%), 5.76%, 6/15/26 (a)(b)	2,447
1,086,590	TTAN 2021-MHC 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 3/15/38 (a)(b)	1,009
1,200,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 0.875%), 4.29%, 12/15/34 (a)(b)	1,186
450,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 1.775%), 5.19%, 12/15/34 (a)(b)	432
6,542,274	Wells Fargo Commercial Mortgage Trust 2018-C46, 0.93%, 8/15/51 (h)	190
Total Mortgage Backed (Cost - $189,816)		178,911
U.S. Government Agency (1%)
7,000,000	Freddie Mac Discount Notes, 2.84%, 11/09/22 (f) (Cost - $6,996)	6,994

Stocks (1%)
Common Stock (0%)
85	United Auto Credit Securitization Trust 2022-2
	(Cost - $1,551)	1,698

Annual Report   57

        Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)
Preferred Stock (1%)
110	Flagship Credit Auto Trust, 0.00%	$2,855
100	Santander Consumer Auto Receivables Trust 2021-C, 0.00%	1,425

		4,280

Total Stocks (Cost - $8,206)		5,978
Investment Company (1%)
6,194,614	Payden Cash Reserves Money Market Fund *
	(Cost - $6,195)	6,195

Purchase Options (0%)
Total Purchase Options (Cost - $346)		58
Total Investments (Cost - $837,215) (99%)		772,571
Other Assets, net of Liabilities (1%)		10,576
Net Assets (100%)		$783,147

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Yield to maturity at time of purchase.
(g)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $(1,591) and the total market value of the collateral held by the Fund is $1,651. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
S & P 500 EMINI	48	$45	$3300	12/30/2022	$45	Put
S & P 500 Index	14	5,421	3525	11/18/2022	13	Put

Total Purchase Options					$58

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
BRL 17,004	USD	3,142	Citibank, N.A.	01/30/2023	$87
EUR 7,250	USD	7,233	Citibank, N.A.	03/15/2023	9
GBP 1,305	USD	1,492	HSBC Bank USA, N.A.	03/15/2023	11
MYR 19,319	USD	4,094	Barclays Bank PLC	01/30/2023	20
USD 2,766	AUD	4,250	Citibank, N.A.	12/14/2022	44
USD 2,015	ZAR	36,580	Citibank, N.A.	01/20/2023	35
USD 7,745	EUR	7,717	Citibank, N.A.	01/30/2023	61
USD 55,516	EUR	54,130	Citibank, N.A.	03/15/2023	1,448
USD 3,317	CAD	4,300	HSBC Bank USA, N.A.	03/15/2023	153
USD 4,369	GBP	3,722	HSBC Bank USA, N.A.	03/15/2023	83

					1,951

Liabilities:
JPY 398,150	USD	2,784	Citibank, N.A.	12/14/2022	(91)

Net Unrealized Appreciation (Depreciation)					$1,860

58   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Bobl Future	107	Dec-22	$12,654	$(313)	$(313)
U.S. Treasury 10-Year Note Future	558	Dec-22	61,711	(20)	(20)
U.S. Treasury 2-Year Note Future	381	Dec-22	77,870	(550)	(550)
U.S. Ultra Bond Future	70	Dec-22	8,936	(448)	(448)

					(1,331)

Short Contracts:
Euro-Bund Future	37	Dec-22	(5,062)	114	114
Euro-Schatz Future	659	Dec-22	(69,642)	797	797
U.S. 10-Year Ultra Future	214	Dec-22	(24,821)	1,816	1,816
U.S. Treasury 5-Year Note Future	1,239	Dec-22	(132,070)	3,523	3,523

					6,250

Total Futures					$4,919

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 39 Index), Pay 5.000% Quarterly, Receive upon credit default	12/20/2027	$35,900	$63	$1,741	$(1,678)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10-Year SOFR Swap, Receive Fixed 1.517% Annually, Pay Variable 3.050% (SOFRRATE) Annually	03/03/2032	$21,639	$(3,896)	$—	$(3,896)
10-Year SOFR Swap, Receive Fixed 1.615% Annually, Pay Variable 3.050% (SOFRRATE) Annually	03/04/2032	10,823	(1,860)	—	(1,860)

			$(5,756)	$—	$(5,756)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$(1,591)
Non-cash Collateral[2]	1,591

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   59

            Payden Floating Rate Fund

The Fund seeks a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Bank Loans	83%
Corporate Bond	9%
Mortgage Backed	3%
Investment Company	2%
Asset Backed	2%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022

Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
400,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 7.74%, 1/25/52 CAD (a)(b)	$272
450,000	LoanCore Issuer Ltd. 2018-CRE1 144A, (1 mo. LIBOR USD + 2.950%), 6.36%, 5/15/28 (a)(c)	442
1,200,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 7.08%, 4/19/30 (a)(c)	1,084
500,000	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 11.91%, 8/16/32 (a)	495

Total Asset Backed (Cost - $2,438)		2,293

Bank Loans(d) (72%)
Automotive (3%)
1,250,030	Clarios Global LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 4/30/26	1,218
1,492,500	Driven Holdings LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.52%, 12/15/28	1,452
1,329,284	Tenneco Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 6.21%, 10/01/25	1,326

		3,996

Basic Industry (8%)
250,000	American Airlines Inc. Term Loan 1L, (LIBOR USD 3-Month + 4.750%), 8.99%, 4/20/28	248
571,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 12.94%, 11/01/25	602
1,000,000	Avient Corp. Term Loan B6 1L, (3 mo. Term Secured Overnight Financing Rate + 2.250%), 7.34%, 8/29/29	998

Principal or Shares	Security Description	Value (000)

1,044,563	Dun & Bradstreet Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 6.85%, 2/06/26	$1,030
930,000	Griffon Corp. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 2.500%), 5.50%, 1/24/29	911
1,500,000	II-VI Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 5.88%, 7/02/29	1,464
1,202,256	Madison Iaq LLC Term Loan 1L, (LIBOR USD 3-Month + 3.250%), 6.82%, 6/21/28	1,091
1,072,600	Quikrete Holdings Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.000%), 6.75%, 6/09/28	1,047
1,039,240	SCIH Salt Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.000%), 8.42%, 3/16/27	981
1,264,000	SRS Distribution Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 6/02/28	1,178
1,282,932	TK Elevator Midco Gmbh Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 6.87%, 7/30/27	1,221
689,367	Transdigm Inc. Term Loan G 1L, (LIBOR USD 3-Month + 2.250%), 5.92%, 8/22/24	679
1,388,850	VM Consolidated Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.250%), 6.13%, 3/24/28	1,381

		12,831

Consumer Goods (2%)
876,960	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 11/22/28	865
1,067,782	United Natural Foods Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 7.09%, 10/22/25	1,061

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

590,979	UTZ Quality Foods LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 6.50%, 1/20/28	$582

		2,508

Energy (2%)
1,313,375	CQP Holdco LP Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 7.42%, 6/05/28	1,299
977,500	PG&E Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 6.81%, 6/23/25	965
990,006	Southwestern Energy Co. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 6.20%, 6/22/27	978

		3,242

Financial Services (7%)
1,488,750	Albion Financing 3 Sarl Term Loan 1L, (LIBOR USD 3-Month + 5.250%), 9.58%, 8/17/26	1,413
794,395	Allspring Buyer LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 6.69%, 11/01/28	786
1,056,524	AmWINS Group Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 6.00%, 2/19/28	1,035
1,200,000	CDK Global Inc. Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 8.11%, 7/06/29	1,178
1,085,000	Entain Holdings Gibraltar Ltd. Term Loan B2 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 4.00%, 10/18/29	1,070
1,587,024	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 1/26/28	1,545
1,044,375	Naked Juice LLC Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 3.250%), 6.90%, 1/24/29	957
486,250	Nexus Buyer LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 7.50%, 11/09/26	468
591,023	Starwood Property Mortgage LLC Term Loan B3 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 7/27/26	584
1,295,202	Trans Union LLC Term Loan B6 1L, (LIBOR
	USD 1-Month + 2.250%), 6.00%, 12/01/28	1,277

		10,313

Healthcare (8%)
215,942	AthenaHealth Group Inc. Term Loan B-DD 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 3.50%, 2/15/29	198
1,270,873	AthenaHealth Group Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 6.97%, 2/15/29	1,164
1,232,935	Embecta Corp. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 6.55%, 3/30/29	1,205
925,556	Grifols Worldwide Operations USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 5.75%, 11/15/27	890
801,653	Jazz Financing Lux Sarl Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 5/05/28	793
993,753	Medline Borrower LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 10/23/28	915
1,088,750	Option Care Health Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 10/27/28	1,074
465,417	Organon & Co. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 6.19%, 6/02/28	455

Principal or Shares	Security Description	Value (000)

993,753	Owens & Minor Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.750%), 7.66%, 3/29/29	$976
1,317,647	Padagis LLC Term Loan B 1L, (LIBOR USD 3-Month + 4.750%), 8.49%, 7/06/28	1,123
1,482,008	Radiology Partners Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 7.63%, 7/09/25	1,198
700,000	Select Medical Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 6.26%, 3/06/25	683
1,480,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 7.17%, 12/11/26	1,351

		12,025

Insurance (4%)
1,351,162	Acrisure LLC Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 2/15/27	1,258
486,091	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 8.17%, 1/18/27	475
1,360,988	AssuredPartners Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 2/12/27	1,302
1,349,232	Asurion LLC Term Loan B8 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 12/23/26	1,202
1,215,828	HUB International Ltd. Term Loan B 1L, (LIBOR USD 2-Month + 3.000%), 7.33%, 4/25/25	1,194

		5,431

Leisure (8%)
779,443	Caesars Resort Collection LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 12/23/24	772
1,309,899	Carnival Corp. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 5.88%, 6/30/25	1,233
1,558,650	Fertitta Entertainment LLC Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.000%), 7.73%, 1/26/29	1,466
1,488,750	Flynn Restaurant Group LP Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 8.00%, 12/01/28	1,406
1,226,893	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 2/05/25	1,211
592,500	MajorDrive Holdings IV LLC Term Loan B 1L, (LIBOR USD 3-Month + 4.000%), 7.13%, 6/01/28	548
1,500,000	Scientific Games Holdings LP Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 2.500%), 7.10%, 4/04/29	1,416
1,138,125	Scientific Games International Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 6.40%, 4/13/29	1,126
460,909	SRAM LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 6.14%, 5/18/28	449
1,143,600	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 2/05/27	1,080
560,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 11.25%, 2/04/28	508

Annual Report   61

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

1,181,820	United PF Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 4.000%), 7.67%, 12/30/26	$1,012

		12,227

Media (9%)
1,496,250	ABG Intermediate Holdings 2 LLC Term Loan B1 1L, (1 mo. Term Secured Overnight Financing Rate + 2.500%), 6.98%, 12/21/28	1,441
1,489,924	Altice Financing SA Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 6.83%, 7/15/25	1,406
1,380,909	Banijay Entertainment SAS Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 6.88%, 3/01/25	1,346
1,000,000	Coral U.S. Co.-Borrower LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.250%), 5.66%, 1/31/28	963
1,054,476	CSC Holdings LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 5.91%, 4/15/27	1,004
977,500	Diamond Sports Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 8.00%, 8/24/26	93
229,125	E.W. Scripps Co. Term Loan B3 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 1/07/28	226
1,254,125	Endurance International Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 6.70%, 2/10/28	1,075
1,088,750	Gray Television Inc. Term Loan D 1L, (LIBOR USD 1-Month + 3.000%), 6.13%, 12/01/28	1,076
1,000,000	Lamar Media Corp. Term Loan B 1L, (LIBOR USD 3-Month + 1.500%), 5.10%, 2/05/27	972
1,388,083	MH Sub I LLC Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 7.50%, 9/13/24	1,340
1,060,000	UPC Financing Partnership Term Loan AX 1L, (LIBOR USD 1-Month + 3.000%), 6.34%, 1/31/29	1,039
600,000	Virgin Media Bristol LLC Term Loan Q 1L, (LIBOR USD 1-Month + 3.250%), 6.66%, 1/31/29	592
711,175	WMG Acquisition Corp. Term Loan G 1L, (LIBOR USD 1-Month + 2.125%), 5.88%, 1/20/28	695

		13,268

Retail (6%)
1,233,756	Crocs Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 7.65%, 2/20/29	1,191
972,500	Dealer Tire LLC Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 8.00%, 12/12/25	959
1,062,502	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 10/22/25	1,055
1,233,618	Harbor Freight Tools USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 10/19/27	1,160
1,388,850	Leslie’s Poolmart Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 6.25%, 3/09/28	1,353
789,000	MIC Glen LLC Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 7/21/28	744
1,250,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 10.50%, 7/20/29	1,155
493,750	Michaels Cos. Inc. Term Loan 1L, (LIBOR USD 3-Month + 4.250%), 7.92%, 4/15/28	383
691,250	PetsMart LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.50%, 2/11/28	667

Principal or Shares	Security Description	Value (000)

989,260	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 8/03/28	$943

		9,610

Service (1%)
1,121,356	Adtalem Global Education Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.500%), 7.57%, 8/12/28	1,111
578,366	Sabre GLBL Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 4.250%), 8.08%, 6/30/28	527

		1,638

Technology (6%)
1,392,375	Ahead DB Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 7.43%, 10/18/27	1,362
1,332,983	Castle U.S. Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 7.50%, 1/29/27	920
1,392,141	Ensono LP Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 7.50%, 5/26/28	1,251
590,175	Finastra USA Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 6.87%, 6/13/24	536
1,492,500	Informatica LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.56%, 10/27/28	1,457
1,356,139	Peraton Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 7.50%, 2/01/28	1,309
488,750	Presidio Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 7.89%, 1/22/27	480
1,250,000	TIBCO Software Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 8.15%, 3/30/29	1,143

		8,458

Telecommunications (5%)
1,410,000	Consolidated Communications Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 10/02/27	1,188
1,379,000	Frontier Communications Corp. Term Loan B-EXIT 1L, (LIBOR USD 3-Month + 3.750%), 7.44%, 10/08/27	1,309
1,323,250	Gogo Intermediate Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 8.17%, 4/30/28	1,303
978,950	Iridium Satellite LLC Term Loan B2 1L, (LIBOR USD 1-Month + 2.500%), 6.25%, 11/04/26	966
1,410,000	LCPR Loan Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 7.16%, 10/08/27	1,378
1,149,588	Numericable U.S. LLC Term Loan B13 1L, (LIBOR USD 3-Month + 4.000%), 6.91%, 8/14/26	1,057
592,500	Univision Communications Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 3/15/26	575

		7,776

Transportation (3%)
500,000	Delta Air Lines Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 7.99%, 10/20/27	505
652,423	First Student Bidco Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 6.64%, 7/21/28	616

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

242,647	First Student Bidco Inc. Term Loan C 1L, (LIBOR USD 3-Month + 3.000%), 6.64%, 7/21/28	$229
1,485,000	Spirit Aerosystems Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 7.50%, 1/15/25	1,474
1,428,250	United Airlines Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 8.11%, 4/21/28	1,398

		4,222

Total Bank Loans (Cost - $113,291)		107,545

Corporate Bond (8%)
500,000	ARD Finance SA 144A, 6.50%, 6/30/27 (a)	360
500,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.75%, 7/15/27 (a)	461
600,000	Caesars Entertainment Inc. 144A, 8.13%, 7/01/27 (a)	584
330,000	Crescent Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	307
268,000	Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/01/25 (a)	258
530,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(e)	488
310,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (a)	310
750,000	KLX Energy Services Holdings Inc. 144A, 11.50%, 11/01/25 (a)	615
850,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	688
750,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (a)	692
500,000	Navient Corp., 5.88%, 10/25/24	484
650,000	Nine Energy Service Inc. 144A, 8.75%, 11/01/23 (a)	568
500,000	OneMain Finance Corp., 6.88%, 3/15/25	486
700,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (f)	637
500,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	479
500,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (a)	437
750,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	628
450,000	Service Properties Trust, 7.50%, 9/15/25	439
500,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	453
850,000	Tamarack Valley Energy Ltd., 7.25%, 5/10/27 CAD (b)	588
350,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	301
189,978	Transocean Guardian Ltd. 144A, 5.88%, 1/15/24 (a)	185
560,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	455
500,000	Tutor Perini Corp. 144A, 6.88%, 5/01/25 (a)(f)	398

Total Corporate Bond (Cost - $12,292)		11,301

Principal or Shares	Security Description	Value (000)
Mortgage Backed (3%)
792,634	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 15.84%, 9/25/28 (c)	$879
814,168	Fannie Mae Connecticut Avenue Securities 2016- C03, (1 mo. LIBOR USD + 11.750%), 15.34%, 10/25/28 (c)	891
300,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 8.39%, 2/25/50 (a)(c)	241
662,658	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (1 mo. LIBOR USD + 10.500%), 14.09%, 5/25/28 (c)	680
492,668	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1, (1 mo. LIBOR USD + 12.750%), 16.34%, 8/25/29 (c)	505
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 8.19%, 12/25/42 (c)	293
669,611	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 15.34%, 5/25/43 (a)(c)	707

Total Mortgage Backed (Cost - $4,178)		4,196

Stocks (1%)
Preferred Stock (1%)
50	Santander Consumer Auto Receivables Trust 2021-C, 0.00% (Cost - $1,122)	713

Total Stocks (Cost - $1,122)		713

Investment Company (2%)
2,801,935	Payden Cash Reserves Money Market Fund * (Cost - $2,802)	2,802

Total Investments (Cost - $136,123) (87%)		128,850
Other Assets, net of Liabilities (13%)		19,733

Net Assets (100%)		$148,583

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $626 and the total market value of the collateral held by the Fund is $655. Amounts in 000s.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
USD 934	CAD 1,210	Citibank, N.A.	03/15/2023	$43

Annual Report   63

        Payden Floating Rate Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$626
Non-cash Collateral[2]	(626)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

64   Payden Mutual Funds

            Payden High Income Fund

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Corporate Bond	84%
Investment Company	7%
Bank Loans	3%
Mortgage Backed	3%
Asset Backed	2%
Other	1%

This information is not part of the audited Financial statements. SAR

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Asset Backed (2%)
1,600,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 7.74%, 1/25/52 CAD (a)(b)	$1,090
1,913,866	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,335
1,700,000	LoanCore Issuer Ltd. 2018-CRE1 144A, (1 mo. LIBOR USD + 2.950%), 6.36%, 5/15/28 (a)(c)	1,669
2,500,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 7.08%, 4/19/30 (a)(c)	2,259
1,250,000	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 9.97%, 5/15/32 (a)	1,187
2,000,000	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 11.91%, 8/16/32 (a)	1,981

Total Asset Backed (Cost - $10,532)		10,521

Bank Loans(d) (3%)
2,200,000	ABG Intermediate Holdings 2 LLC Term Loan 2L, (1 mo. Term Secured Overnight Financing Rate + 5.000%), 9.83%, 12/20/29	2,049
1,458,272	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 8.17%, 1/18/27	1,426
3,503,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 12.94%, 11/01/25	3,692

Principal or Shares	Security Description	Value (000)

1,481,250	Crocs Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 7.65%, 2/20/29	$1,430
1,075,431	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 10/22/25	1,068
4,200,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 10.50%, 7/20/29	3,881
2,000,000	Naked Juice LLC Term Loan 2L, (3 mo. Term Secured Overnight Financing Rate + 6.500%), 9.65%, 1/24/30	1,770
930,833	Organon & Co. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 6.19%, 6/02/28	910
987,500	PetsMart LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.50%, 2/11/28	953
1,270,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 7.17%, 12/11/26	1,159
2,505,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 11.25%, 2/04/28	2,274

Total Bank Loans (Cost - $21,625)		20,612

Corporate Bond (88%)
Automotive (3%)
2,500,000	Allison Transmission Inc. 144A, 3.75%, 1/30/31 (a)	2,001
586,000	American Axle & Manufacturing Inc., 6.25%, 3/15/26	557

Annual Report   65

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,500,000	Clarios Global LP/Clarios U.S. Finance Co., 4.38%, 5/15/26 EUR (b)(e)	$1,390
2,500,000	Ford Motor Co., 4.75%, 1/15/43	1,746
4,300,000	Ford Motor Credit Co. LLC, 2.90%, 2/10/29	3,381
2,000,000	Ford Motor Credit Co. LLC, 3.82%, 11/02/27	1,723
3,250,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	2,980
3,000,000	Goodyear Europe BV, 2.75%, 8/15/28 EUR (b) (e)	2,391
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (b)(e)	824
2,500,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (a)	1,771

		18,764

Banking (1%)
1,500,000	Bank of America Corp. FF, (3 mo. LIBOR USD + 2.931%), 5.88% (c)(f)	1,293
1,500,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%), 5.95% (c)(f)	1,495
1,750,000	Intesa Sanpaolo SpA 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.600%), 4.20%, 6/01/32 (a)(c)	1,186

		3,974

Basic Industry (11%)
2,500,000	ams-OSRAM AG, 6.00%, 7/31/25 EUR (b)(e)	2,180
3,000,000	ARD Finance SA 144A, 6.50%, 6/30/27 (a)	2,160
3,000,000	Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC, 2.00%, 9/01/28 EUR (b)(e)	2,295
3,050,000	Bombardier Inc. 144A, 7.13%, 6/15/26 (a)	2,892
3,000,000	Builders FirstSource Inc. 144A, 4.25%, 2/01/32 (a)	2,406
2,750,000	Coeur Mining Inc. 144A, 5.13%, 2/15/29 (a)	2,122
4,000,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (a)	3,365
2,500,000	Eldorado Gold Corp. 144A, 6.25%, 9/01/29 (a)	2,026
1,500,000	FMG Resources August 2006 Pty Ltd. 144A, 4.38%, 4/01/31 (a)	1,195
2,000,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (a)	1,795
1,500,000	GrafTech Finance Inc. 144A, 4.63%, 12/15/28 (a)	1,218
2,500,000	H&E Equipment Services Inc. 144A, 3.88%, 12/15/28 (a)	2,116
2,625,000	Howmet Aerospace Inc., 3.00%, 1/15/29	2,191
3,000,000	Kaiser Aluminum Corp. 144A, 4.50%, 6/01/31 (a)	2,358
2,500,000	KBR Inc. 144A, 4.75%, 9/30/28 (a)	2,190
1,895,000	MasTec Inc. 144A, 6.63%, 8/15/29 (a)	1,898
1,000,000	Meritage Homes Corp., 5.13%, 6/06/27	897
2,350,000	Moog Inc. 144A, 4.25%, 12/15/27 (a)	2,107
3,650,000	NOVA Chemicals Corp. 144A, 4.25%, 5/15/29 (a)(g)	2,985
2,000,000	Novelis Sheet Ingot GmbH, 3.38%, 4/15/29 EUR (b)(e)	1,624
1,000,000	Spirit AeroSystems Inc. 144A, 7.50%, 4/15/25 (a)	974
1,000,000	Standard Industries Inc., 2.25%, 11/21/26 EUR (b)(e)	822
1,500,000	Standard Industries Inc. 144A, 4.38%, 7/15/30 (a)	1,216
1,000,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (a)	879

Principal or Shares	Security Description	Value (000)

3,000,000	Terex Corp. 144A, 5.00%, 5/15/29 (a)	$2,683
2,500,000	TransDigm Inc., 4.88%, 5/01/29	2,131
1,500,000	TransDigm UK Holdings PLC, 6.88%, 5/15/26	1,466
1,000,000	Tri Pointe Homes Inc., 5.70%, 6/15/28	868
1,000,000	TriMas Corp. 144A, 4.13%, 4/15/29 (a)	860
2,500,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (a)	2,091
2,200,000	Tutor Perini Corp. 144A, 6.88%, 5/01/25 (a)(g)	1,753
2,000,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (a)	1,853
2,650,000	VM Consolidated Inc. 144A, 5.50%, 4/15/29 (a)	2,317

		61,933

Consumer Goods (4%)
1,600,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (a)	1,328
1,900,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 4.88%, 2/15/30 (a)	1,691
2,500,000	Coty Inc., 4.75%, 4/15/26 EUR (b)(e)	2,170
875,000	Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC 144A, 4.75%, 1/15/29 (a)	761
2,000,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (a)	2,001
500,000	Newell Brands Inc., 5.63%, 4/01/36	416
1,800,000	Post Holdings Inc. 144A, 4.50%, 9/15/31 (a)	1,493
900,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (a)	761
2,000,000	Post Holdings Inc. 144A, 5.50%, 12/15/29 (a)	1,802
3,000,000	Primo Water Holdings Inc., 3.88%, 10/31/28 EUR (b)(e)	2,536
3,000,000	Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed 144A, 4.63%, 3/01/29 (a)	2,510
1,000,000	U.S. Foods Inc. 144A, 4.63%, 6/01/30 (a)	869
2,500,000	U.S. Foods Inc. 144A, 4.75%, 2/15/29 (a)	2,222
2,000,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	1,935
1,000,000	Winnebago Industries Inc. 144A, 6.25%, 7/15/28 (a)	932

		23,427

Energy (15%)
1,000,000	Apache Corp., 5.10%, 9/01/40	812
700,000	Apache Corp., 5.25%, 2/01/42	564
2,081,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (a)	2,543
800,000	Comstock Resources Inc. 144A, 5.88%, 1/15/30 (a)	724
1,600,000	Delek Logistics Partners LP/Delek Logistics Finance Corp. 144A, 7.13%, 6/01/28 (a)	1,435
3,500,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (a)	3,410
2,000,000	Energy Transfer LP, 5.00%, 5/15/50	1,522
800,000	EnQuest PLC 144A, 11.63%, 11/01/27 (a)	783
800,000	EQM Midstream Partners LP 144A, 7.50%, 6/01/27 (a)	791
1,100,000	EQM Midstream Partners LP 144A, 7.50%, 6/01/30 (a)	1,071
2,950,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	2,862
3,702,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	3,023
1,950,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 6.25%, 4/15/32 (a)	1,791

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,400,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 5.00%, 2/01/28 (a)	$1,267
2,500,000	Howard Midstream Energy Partners LLC 144A, 6.75%, 1/15/27 (a)	2,272
5,200,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(e)	4,784
5,500,000	KLX Energy Services Holdings Inc. 144A, 11.50%, 11/01/25 (a)	4,508
900,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	754
3,350,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	2,710
2,250,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (a)	2,075
1,500,000	Nabors Industries Inc. 144A, 7.38%, 5/15/27 (a)	1,477
1,599,000	Nabors Industries Ltd. 144A, 7.50%, 1/15/28 (a)	1,485
3,300,000	Nine Energy Service Inc. 144A, 8.75%, 11/01/23 (a)	2,883
850,000	Northern Oil and Gas Inc. 144A, 3.63%, 4/15/29 (a)	957
1,400,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	1,327
3,400,000	Occidental Petroleum Corp., 6.20%, 3/15/40	3,279
2,000,000	Occidental Petroleum Corp., 6.60%, 3/15/46	1,973
2,000,000	Occidental Petroleum Corp., 7.88%, 9/15/31	2,179
2,000,000	ONEOK Inc., 5.20%, 7/15/48	1,559
1,000,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	911
2,000,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 6.13% (c)(f)	1,681
3,000,000	ROCC Holdings LLC 144A, 9.25%, 8/15/26 (a)	2,963
2,500,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	2,403
1,750,000	Tamarack Valley Energy Ltd., 7.25%, 5/10/27 CAD (b)	1,211
2,000,000	Targa Resources Corp., 4.95%, 4/15/52	1,505
1,500,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	1,352
1,250,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (a)	1,161
1,500,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	1,292
2,350,000	Transocean Inc. 144A, 7.25%, 11/01/25 (a)	2,078
1,000,000	Transocean Inc., 7.50%, 4/15/31	654
3,100,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	2,518
2,400,000	Venture Global Calcasieu Pass LLC 144A, 4.13%, 8/15/31 (a)	2,052
4,400,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	4,123
4,750,000	Weatherford International Ltd. 144A, 8.63%, 4/30/30 (a)	4,487
2,000,000	Western Midstream Operating LP, 5.45%, 4/01/44	1,628

		88,839

Financial Services (6%)
800,000	AG TTMT Escrow Issuer LLC 144A, 8.63%, 9/30/27 (a)	804
2,550,000	Ally Financial Inc. B, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.868%), 4.70% (c)(f)	1,857
3,100,000	Compass Group Diversified Holdings LLC 144A, 5.25%, 4/15/29 (a)	2,674
2,500,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	2,337
1,500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 2/01/29	1,256

Principal or Shares	Security Description	Value (000)

850,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	$818
3,000,000	Jane Street Group/JSG Finance Inc. 144A, 4.50%, 11/15/29 (a)	2,658
3,650,000	Jefferson Capital Holdings LLC 144A, 6.00%, 8/15/26 (a)	3,044
2,500,000	Midcap Financial Issuer Trust 144A, 6.50%, 5/01/28 (a)	2,131
2,500,000	Nationstar Mortgage Holdings Inc. 144A, 5.13%, 12/15/30 (a)	1,875
2,000,000	Navient Corp., 5.50%, 3/15/29	1,592
1,750,000	Navient Corp., 5.63%, 8/01/33	1,237
1,000,000	Navient Corp., 5.88%, 10/25/24	968
1,000,000	OneMain Finance Corp., 4.00%, 9/15/30	758
1,000,000	OneMain Finance Corp., 5.38%, 11/15/29	823
350,000	OneMain Finance Corp., 6.63%, 1/15/28	319
2,000,000	OneMain Finance Corp., 6.88%, 3/15/25	1,942
2,000,000	PennyMac Financial Services Inc. 144A, 4.25%, 2/15/29 (a)	1,520
2,000,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	1,607
1,500,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	1,437
2,200,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 3.88%, 3/01/31 (a)	1,641
2,000,000	World Acceptance Corp. 144A, 7.00%, 11/01/26 (a)	1,255

		34,553

Healthcare (6%)
800,000	Bausch Health Cos. Inc. 144A, 4.88%, 6/01/28 (a)	492
2,050,000	Bausch Health Cos. Inc. 144A, 6.13%, 2/01/27 (a)	1,351
2,200,000	CHS/Community Health Systems Inc. 144A, 5.25%, 5/15/30 (a)	1,528
2,500,000	CHS/Community Health Systems Inc. 144A, 8.00%, 12/15/27 (a)	2,030
2,500,000	DaVita Inc. 144A, 3.75%, 2/15/31 (a)	1,813
4,500,000	Medline Borrower LP 144A, 3.88%, 4/01/29 (a)	3,684
1,000,000	Molina Healthcare Inc. 144A, 4.38%, 6/15/28 (a)	898
3,500,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 2.88%, 4/30/28 EUR (b)(e)	2,923
2,650,000	Owens & Minor Inc. 144A, 6.63%, 4/01/30 (a)	2,210
2,400,000	Prestige Brands Inc. 144A, 3.75%, 4/01/31 (a)	1,930
2,500,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (a)	2,185
1,900,000	Radiology Partners Inc. 144A, 9.25%, 2/01/28 (a)	1,010
1,000,000	RP Escrow Issuer LLC 144A, 5.25%, 12/15/25 (a)	750
2,500,000	Select Medical Corp. 144A, 6.25%, 8/15/26 (a)	2,387
3,500,000	Syneos Health Inc. 144A, 3.63%, 1/15/29 (a)	2,907
3,250,000	Tenet Healthcare Corp. 144A, 4.38%, 1/15/30 (a)	2,732
750,000	Tenet Healthcare Corp. 144A, 4.63%, 6/15/28 (a)	660
3,000,000	Tenet Healthcare Corp. 144A, 6.13%, 10/01/28 (a)	2,601
1,100,000	Tenet Healthcare Corp. 144A, 6.13%, 6/15/30 (a)	1,017
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,270

		36,378

Annual Report   67

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
Insurance (2%)
2,430,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer 144A, 6.75%, 10/15/27 (a)	$2,221
1,750,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (c)	1,668
2,500,000	BroadStreet Partners Inc. 144A, 5.88%, 4/15/29 (a)	2,013
3,550,000	Enstar Finance LLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.006%), 5.50%, 1/15/42 (c)	2,795
2,200,000	HUB International Ltd. 144A, 5.63%, 12/01/29 (a)	1,889
1,000,000	Ryan Specialty Group LLC 144A, 4.38%, 2/01/30 (a)	856
		11,442
Leisure (5%)
2,000,000	Caesars Entertainment Inc. 144A, 6.25%, 7/01/25 (a)(g)	1,954
1,000,000	Carnival Corp. 144A, 5.75%, 3/01/27 (a)	695
2,000,000	Carnival Corp. 144A, 6.00%, 5/01/29 (a)	1,330
2,500,000	Carnival Corp. 144A, 7.63%, 3/01/26 (a)	1,884
1,000,000	Carnival Corp., 10.13%, 2/01/26 EUR (b)(e)	975
2,500,000	CDI Escrow Issuer Inc. 144A, 5.75%, 4/01/30 (a)	2,260
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (a)	1,328
2,000,000	Cinemark USA Inc. 144A, 5.25%, 7/15/28 (a)	1,523
900,000	Las Vegas Sands Corp., 3.50%, 8/18/26	787
2,000,000	MajorDrive Holdings IV LLC 144A, 6.38%, 6/01/29 (a)	1,412
1,300,000	NCL Corp. Ltd. 144A, 5.88%, 3/15/26 (a)	1,067
510,000	Royal Caribbean Cruises Ltd. 144A, 5.38%, 7/15/27 (a)	398
1,000,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 8/31/26 (a)	820
900,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 4/01/28 (a)	696
596,000	Royal Caribbean Cruises Ltd. 144A, 11.50%, 6/01/25 (a)	643
1,300,000	Royal Caribbean Cruises Ltd. 144A, 11.63%, 8/15/27 (a)	1,249
2,200,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo Inc. 144A, 6.63%, 3/01/30 (a)	1,896
1,800,000	Travel + Leisure Co. 144A, 4.50%, 12/01/29 (a)	1,471
1,000,000	Travel + Leisure Co., 6.00%, 4/01/27	935
1,000,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	976
1,500,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 144A, 5.50%, 3/01/25 (a)	1,422
		25,721
Media (10%)
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 2/01/31 (a)	1,187
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 1/15/34 (a)	737
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (a)	1,220
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 5/01/32	792
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 6/01/33 (a)	760
2,100,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 3/01/30 (a)	1,769
2,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 2/01/32 (a)	1,605

Principal or Shares	Security Description	Value (000)

2,550,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 6/01/29 (a)	$2,282
2,940,000	Cogent Communications Group Inc. 144A, 7.00%, 6/15/27 (a)	2,795
2,000,000	CSC Holdings LLC 144A, 4.13%, 12/01/30 (a)	1,578
3,300,000	CSC Holdings LLC 144A, 4.63%, 12/01/30 (a)	2,382
3,500,000	CSC Holdings LLC 144A, 5.75%, 1/15/30 (a)	2,684
500,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (a)	472
1,500,000	Directv Financing LLC/Directv Financing Co.- Obligor Inc. 144A, 5.88%, 8/15/27 (a)	1,354
1,000,000	DISH DBS Corp., 5.13%, 6/01/29	674
1,100,000	DISH DBS Corp. 144A, 5.25%, 12/01/26 (a)	958
1,350,000	DISH DBS Corp. 144A, 5.75%, 12/01/28 (a)	1,091
1,000,000	DISH DBS Corp., 7.38%, 7/01/28	760
1,500,000	DISH DBS Corp., 7.75%, 7/01/26	1,268
3,400,000	Endurance International Group Holdings Inc. 144A, 6.00%, 2/15/29 (a)	2,278
2,400,000	Go Daddy Operating Co. LLC/GD Finance Co. Inc. 144A, 3.50%, 3/01/29 (a)	1,997
3,000,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (a)	2,412
1,000,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (a)	792
2,500,000	Lamar Media Corp., 4.88%, 1/15/29	2,265
3,000,000	LCPR Senior Secured Financing DAC 144A, 5.13%, 7/15/29 (a)	2,535
1,300,000	Match Group Holdings II LLC 144A, 3.63%, 10/01/31 (a)	993
1,500,000	Match Group Holdings II LLC 144A, 4.63%, 6/01/28 (a)	1,336
2,500,000	McGraw-Hill Education Inc. 144A, 8.00%, 8/01/29 (a)	2,134
2,500,000	Nexstar Media Inc. 144A, 4.75%, 11/01/28 (a)	2,200
1,275,000	NortonLifeLock Inc. 144A, 7.13%, 9/30/30 (a)	1,255
1,700,000	Scripps Escrow Inc. 144A, 5.88%, 7/15/27 (a)	1,542
1,000,000	Sinclair Television Group Inc. 144A, 4.13%, 12/01/30 (a)	773
2,000,000	Sinclair Television Group Inc. 144A, 5.50%, 3/01/30 (a)	1,498
1,750,000	Sirius XM Radio Inc. 144A, 4.13%, 7/01/30 (a)	1,435
3,300,000	Twitter Inc. 144A, 5.00%, 3/01/30 (a)	3,323
1,750,000	Uber Technologies Inc. 144A, 4.50%, 8/15/29 (a)	1,503
1,600,000	Univision Communications Inc. 144A, 7.38%, 6/30/30 (a)	1,550
1,500,000	Virgin Media Secured Finance PLC 144A, 5.50%, 5/15/29 (a)	1,366
		59,555
Real Estate (4%)
3,600,000	Apollo Commercial Real Estate Finance Inc. 144A, 4.63%, 6/15/29 (a)	2,841
2,500,000	Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC 144A, 5.00%, 6/15/29 (a)	1,887
1,180,000	Diversified Healthcare Trust, 4.75%, 2/15/28	809
2,500,000	Iron Mountain Inc. 144A, 4.88%, 9/15/29 (a)	2,156
1,500,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (a)	1,384
2,950,000	Kennedy-Wilson Inc., 4.75%, 3/01/29	2,400
1,600,000	Kennedy-Wilson Inc., 4.75%, 2/01/30	1,260
3,500,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.75%, 6/15/29 (a)	2,794
2,500,000	MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 3/24/25 EUR (b)	2,181
2,000,000	Service Properties Trust, 5.50%, 12/15/27	1,727
1,000,000	Service Properties Trust, 7.50%, 9/15/25	976

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,500,000	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 144A, 4.75%, 4/15/28 (a)	$1,230
2,500,000	XHR LP 144A, 4.88%, 6/01/29 (a)	2,160
		23,805
Retail (5%)
2,500,000	1011778 BC ULC/New Red Finance Inc. 144A, 4.00%, 10/15/30 (a)	2,045
3,500,000	Arko Corp. 144A, 5.13%, 11/15/29 (a)	2,776
2,000,000	Asbury Automotive Group Inc. 144A, 4.63%, 11/15/29 (a)	1,650
2,500,000	Asbury Automotive Group Inc. 144A, 5.00%, 2/15/32 (a)	2,022
1,000,000	Bath & Body Works Inc. 144A, 6.63%, 10/01/30 (a)	897
1,000,000	Bath & Body Works Inc., 6.88%, 11/01/35	842
650,000	Bath & Body Works Inc., 7.50%, 6/15/29 (g)	617
2,000,000	Dealer Tire LLC/DT Issuer LLC 144A, 8.00%, 2/01/28 (a)	1,752
4,750,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (a)	3,739
2,000,000	FirstCash Inc. 144A, 4.63%, 9/01/28 (a)	1,724
1,750,000	FirstCash Inc. 144A, 5.63%, 1/01/30 (a)	1,545
2,000,000	Group 1 Automotive Inc. 144A, 4.00%, 8/15/28 (a)	1,648
2,000,000	Kontoor Brands Inc. 144A, 4.13%, 11/15/29 (a)	1,606
1,300,000	Macy’s Retail Holdings LLC 144A, 5.88%, 4/01/29 (a)	1,125
2,600,000	Sonic Automotive Inc. 144A, 4.88%, 11/15/31 (a)	1,967
1,000,000	Yum! Brands Inc., 4.63%, 1/31/32	857
2,000,000	Yum! Brands Inc., 5.38%, 4/01/32	1,792
		28,604
Service (3%)
2,150,000	ADT Security Corp. 144A, 4.13%, 8/01/29 (a)	1,849
1,616,000	Adtalem Global Education Inc. 144A, 5.50%, 3/01/28 (a)	1,477
2,500,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	2,141
1,500,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.75%, 7/15/27 (a)	1,382
2,600,000	Carriage Services Inc. 144A, 4.25%, 5/15/29 (a)	2,005
2,000,000	Cimpress PLC 144A, 7.00%, 6/15/26 (a)	1,199
2,950,000	Covanta Holding Corp. 144A, 4.88%, 12/01/29 (a)	2,519
1,180,000	Hertz Corp. 144A, 4.63%, 12/01/26 (a)	1,008
2,500,000	Madison IAQ LLC 144A, 5.88%, 6/30/29 (a)	1,719
2,000,000	PROG Holdings Inc. 144A, 6.00%, 11/15/29 (a)	1,638
1,000,000	United Rentals North America Inc., 3.88%, 2/15/31	830
		17,767
Technology (5%)
4,000,000	Castle U.S. Holding Corp. 144A, 9.50%, 2/15/28 (a)	1,832
2,000,000	Central Parent Inc./CDK Global Inc. 144A, 7.25%, 6/15/29 (a)	1,916
843,000	Clarivate Science Holdings Corp. 144A, 4.88%, 7/01/29 (a)	704
2,200,000	Condor Merger Sub Inc. 144A, 7.38%, 2/15/30 (a)	1,823
2,600,000	Consensus Cloud Solutions Inc. 144A, 6.50%, 10/15/28 (a)	2,299

Principal or Shares	Security Description	Value (000)

2,500,000	Dun & Bradstreet Corp. 144A, 5.00%, 12/15/29 (a)	$2,124
3,000,000	Elastic NV 144A, 4.13%, 7/15/29 (a)	2,512
3,500,000	NCR Corp. 144A, 5.25%, 10/01/30 (a)	2,832
2,600,000	Picard Midco Inc. 144A, 6.50%, 3/31/29 (a)	2,259
1,750,000	Presidio Holdings Inc. 144A, 8.25%, 2/01/28 (a)	1,560
3,500,000	Science Applications International Corp. 144A, 4.88%, 4/01/28 (a)	3,192
1,725,000	Seagate HDD Cayman, 3.38%, 7/15/31	1,234
2,500,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	2,093
		26,380
Telecommunications (3%)
3,000,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (a)	2,560
3,000,000	Altice France SA 144A, 5.13%, 7/15/29 (a)	2,265
2,500,000	Altice France SA, 5.88%, 2/01/27 EUR (b)(e)	2,152
1,000,000	Frontier Communications Holdings LLC 144A, 5.88%, 10/15/27 (a)	921
1,000,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (a)	784
1,500,000	Frontier Communications Holdings LLC 144A, 6.75%, 5/01/29 (a)	1,239
2,500,000	Level 3 Financing Inc. 144A, 4.25%, 7/01/28 (a)	2,069
2,700,000	Lumen Technologies Inc. 144A, 4.50%, 1/15/29 (a)	1,911
1,000,000	Lumen Technologies Inc. P, 7.60%, 9/15/39	671
2,500,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (a)	2,163
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	1,694
1,500,000	Vmed O2 UK Financing I PLC 144A, 4.25%, 1/31/31 (a)	1,196
		19,625
Transportation (3%)
1,000,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	1,095
3,000,000	American Airlines Inc./AAdvantage Loyalty IP Ltd. 144A, 5.75%, 4/20/29 (a)	2,735
2,000,000	Delta Air Lines Inc., 3.75%, 10/28/29 (g)	1,650
2,500,000	First Student Bidco Inc./First Transit Parent Inc. 144A, 4.00%, 7/31/29 (a)	2,037
1,700,000	Fortress Transportation and Infrastructure Investors LLC 144A, 5.50%, 5/01/28 (a)	1,426
1,530,000	Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/01/25 (a)	1,472
1,000,000	Fortress Transportation and Infrastructure Investors LLC 144A, 9.75%, 8/01/27 (a)	1,020
711,120	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	589
1,025,000	United Airlines Holdings Inc., 5.00%, 2/01/24 (g)	1,001
2,286,000	United Airlines Pass-Through Trust 2020-1, B, 4.88%, 1/15/26	2,124
		15,149
Utility (2%)
500,000	Calpine Corp. 144A, 4.50%, 2/15/28 (a)	450
1,500,000	Calpine Corp. 144A, 4.63%, 2/01/29 (a)	1,264
1,000,000	Calpine Corp. 144A, 5.13%, 3/15/28 (a)	889
3,250,000	Clearway Energy Operating LLC 144A, 4.75%, 3/15/28 (a)	3,011
3,000,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 EUR (b)(e)	2,183
2,500,000	NRG Energy Inc. 144A, 3.38%, 2/15/29 (a)	2,086

Annual Report   69

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,000,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	$902
1,000,000	PG&E Corp., 5.00%, 7/01/28	904
1,000,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	924
		12,613
Total Corporate Bond (Cost - $584,271)		508,529
Mortgage Backed (3%)
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 12.84%, 11/25/39 (a)(c)	3,993
1,981,586	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 15.84%, 9/25/28 (c)	2,197
1,977,413	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 13.84%, 1/25/29 (c)	2,067
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 8.39%, 2/25/50 (a)(c)	1,368
1,200,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.500%), 13.09%, 2/25/49 (a)(c)	1,219
1,727,302	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 14.84%, 10/25/29 (c)	1,730
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 8.19%, 12/25/42 (c)	878
1,817,517	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 15.34%, 5/25/43 (a)(c)	1,918
1,550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 14.09%, 2/25/47 (a)(c)	1,648
Total Mortgage Backed (Cost - $16,998)		17,018
Stocks (1%)
Common Stock (1%)
20,000	EQT Corp.	837

Principal or Shares	Security Description	Value (000)

10,900	Laredo Petroleum Inc.(h)	$705
57,850	Marathon Oil Corp.	1,761
236,000	Southwestern Energy Co.(h)	1,635
		4,938
Preferred Stock (0%)
60	Chase Auto Owner Trust, 0.00%	1,104
80	Santander Consumer Auto Receivables Trust 2021-C, 0.00%	1,140
		2,244
Total Stocks (Cost - $7,324)		7,182
Investment Company (7%)
39,275,981	Payden Cash Reserves Money Market Fund * (Cost - $39,276)	39,276
Total Investments (Cost - $680,026) (104%)		603,138
Liabilities in excess of Other Assets (-4%)		(25,293)
Net Assets (100%)		$577,845

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Perpetual security with no stated maturity date.
(g)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $6,310 and the total market value of the collateral held by the Fund is $6,671. Amounts in 000s.

(h)	Non-income producing

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 2,305	CAD 2,989	Citibank, N.A.	03/15/2023	$106
USD 2,062	EUR 2,007	Citibank, N.A.	03/15/2023	57

				163

Liabilities:
EUR 240	USD 243	Citibank, N.A.	03/15/2023	(3)

Net Unrealized Appreciation (Depreciation)				$160

70   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
3-Year Interest Rate Swap, Pay Fixed 2.640% Annually,
Receive Variable 0.659% (ESTRON) Annually	07/31/2025	EUR 2,500	$(2)	$–	$(2)
3-Year Interest Rate Swap, Pay Fixed 2.640% Annually,
Receive Variable 0.659% (ESTRON) Annually	03/24/2025	EUR 2,500	(1)	–	(1)
3-Year SOFR Swap, Receive Fixed 4.340% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	07/31/2025	USD 2,560	(2)	–	(2)
3-Year SOFR Swap, Receive Fixed 4.430% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	03/24/2025	USD 2,550	(1)	–	(1)
4-Year Interest Rate Swap, Pay Fixed 2.630% Annually,
Receive Variable 0.659% (ESTRON) Annually	02/01/2026	EUR 1,000	–	–	–
4-Year Interest Rate Swap, Pay Fixed 2.630% Annually,
Receive Variable 0.659% (ESTRON) Annually	04/15/2026	EUR 2,500	(1)	–	(1)
4-Year Interest Rate Swap, Pay Fixed 2.630% Annually,
Receive Variable 0.659% (ESTRON) Annually	05/15/2026	EUR 1,500	–	–	–
4-Year Interest Rate Swap, Pay Fixed 2.640% Annually,
Receive Variable 0.659% (ESTRON) Annually	11/21/2026	EUR 1,000	(1)	–	(1)
4-Year SOFR Swap, Receive Fixed 4.110% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	11/21/2026	USD 1,030	(1)	–	(1)
4-Year SOFR Swap, Receive Fixed 4.180% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	05/15/2026	USD 1,540	(1)	–	(1)
4-Year SOFR Swap, Receive Fixed 4.200% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	04/15/2026	USD 2,570	(1)	–	(1)
4-Year SOFR Swap, Receive Fixed 4.230% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	02/01/2026	USD 1,030	(1)	–	(1)
5-Year Interest Rate Swap, Pay Fixed 0.2405% Annually,
Receive Variable 1.133% (1-Month EURIBOR) Monthly	10/29/2023	EUR 2,343	50	–	50
5-Year Interest Rate Swap, Pay Fixed 2.640% Annually,
Receive Variable 0.659% (ESTRON) Annually	02/01/2027	EUR 1,500	(1)	–	(1)
5-Year Interest Rate Swap, Receive Fixed 3.013% Semi-
Annually, Pay Variable 3.75386% (1-Month USD LIBOR)
Monthly	10/29/2023	USD 14,240	(276)	–	(276)
5-Year SOFR Swap, Receive Fixed 4.080% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	02/01/2027	USD 1,550	(3)	–	(3)
6-Year Interest Rate Swap, Pay Fixed 2.650% Annually,
Receive Variable 0.659% (ESTRON) Annually	04/30/2028	EUR 3,500	(5)	–	(5)
6-Year Interest Rate Swap, Pay Fixed 2.660% Annually,
Receive Variable 0.659% (ESTRON) Annually	10/31/2028	EUR 3,000	(2)	–	(2)
6-Year Interest Rate Swap, Pay Fixed 2.660% Annually,
Receive Variable 0.659% (ESTRON) Annually	08/15/2028	EUR 3,000	(4)	–	(4)
6-Year Interest Rate Swap, Pay Fixed 2.660% Annually,
Receive Variable 0.659% (ESTRON) Annually	09/01/2028	EUR 3,000	(3)	–	(3)
6-Year SOFR Swap, Receive Fixed 3.940% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	10/31/2028	USD 3,120	(5)	–	(5)
6-Year SOFR Swap, Receive Fixed 3.950% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	09/01/2028	USD 3,120	(6)	–	(6)
6-Year SOFR Swap, Receive Fixed 3.950% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	08/15/2028	USD 3,120	(4)	–	(4)
6-Year SOFR Swap, Receive Fixed 3.970% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	04/30/2028	USD 3,630	(5)	–	(5)
7-Year Interest Rate Swap, Pay Fixed 2.660% Annually,
Receive Variable 0.659% (ESTRON) Annually	06/30/2029	EUR 3,000	(4)	–	(4)
7-Year Interest Rate Swap, Pay Fixed 2.660% Annually,
Receive Variable 0.659% (ESTRON) Annually	04/15/2029	EUR 2,000	(1)	–	(1)
7-Year SOFR Swap, Receive Fixed 3.890% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	06/30/2029	USD 3,130	(9)	–	(9)
7-Year SOFR Swap, Receive Fixed 3.900% Annually, Pay
Variable 3.050% (SOFRRATE) Annually	04/15/2029	USD 2,080	(5)	–	(5)

			$(295)	$–	$(295)

Annual Report   71

            Payden High Income Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$6,310
Non-cash Collateral[2]	(6,310)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

72   Payden Mutual Funds

            Payden California Municipal Social Impact Fund

The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
General Obligation	54%
Airport/Port	8%
Water & Sewer	8%
Healthcare	7%
Other	23%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022

Principal or Shares	Security Description	Value (000)
General Obligation (54%)
645,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/26	$662
455,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/28 AGM (a)	476
100,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/28 BAM (a)	103
250,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/32 BAM (a)	256
1,000,000	Azusa Unified School District D, 4.00%, 8/01/40	925
400,000	Beverly Hills Unified School District CA, 1.88%, 8/01/23	392
200,000	Brea Community Benefit Financing Authority, 5.00%, 7/01/29	206
300,000	Brentwood Infrastructure Financing Authority, 4.00%, 10/01/36	287
1,000,000	California Community Choice Financing Authority B-1, 4.00%, 2/01/52	932
4,450,000	California Earthquake Authority A, 5.60%, 7/01/27	4,417
1,000,000	California Infrastructure & Economic Development Bank A, 4.00%, 5/01/46	827
410,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/34	426
500,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/44	508
1,000,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (b)	879
1,130,000	California State Public Works Board D, 5.00%, 5/01/23	1,141

Principal or Shares	Security Description	Value (000)

645,000	California State Public Works Board B, 5.00%, 10/01/26	$685
1,000,000	California State Public Works Board C, 5.00%, 8/01/27	1,070
1,000,000	California State Public Works Board A, 5.00%, 8/01/31	1,113
385,000	California State Public Works Board C, 5.25%, 10/01/33	398
235,000	Coronado Community Development Agency Successor Agency A, 5.00%, 9/01/33	245
1,000,000	County of Santa Barbara CA B, AMT, 5.00%, 12/01/36	1,043
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	522
5,000,000	Los Angeles Community College District 2, 3.80%, 2/01/23	4,990
1,430,000	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue A, 5.00%, 6/01/33	1,571
1,135,000	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue A, 5.00%, 7/01/44	1,195
500,000	Mountain House Public Financing Authority, 4.00%, 10/01/51	423
1,000,000	Mountain View-Whisman School District B, 4.00%, 9/01/38	960
250,000	Municipal Improvement Corp. of Los Angeles C, 1.34%, 11/01/26	212
100,000	Municipal Improvement Corp. of Los Angeles A, 5.00%, 5/01/30	103
500,000	Municipal Improvement Corp. of Los Angeles B, 5.00%, 11/01/31	528

Annual Report   73

        Payden California Municipal Social Impact Fund continued

Principal or Shares	Security Description	Value (000)

500,000	Napa Valley Community College District, 4.00%, 8/01/23	$503
1,000,000	Nuveen, CA Free Quality Municipal Income Fund, AMT A 144A, 2.69%, 10/01/47 (b)	1,000
535,000	Oakland Unified School District B, 5.00%, 8/01/25	559
1,000,000	Ontario Public Financing Authority, 5.00%, 11/01/47 AGM (a)	1,041
100,000	Orange County Water District A, 1.82%, 8/01/42	100
1,000,000	Peninsula Corridor Joint Powers Board A, 5.00%, 6/01/37	1,077
100,000	Sacramento Transportation Authority Sales Tax Revenue C, 1.90%, 10/01/38	100
350,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/30	364
340,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/31	354
550,000	San Diego Public Facilities Financing Authority B, 5.00%, 10/15/32	571
795,000	San Diego Unified School District 1, 3.95%, 1/01/23	794
1,000,000	San Diego Unified School District F1, 3.95%, 1/01/23	999
2,300,000	San Diego Unified School District E-2, 5.00%, 7/01/23	2,330
2,800,000	San Diego Unified School District F2, 5.00%, 7/01/42	2,971
500,000	San Francisco Bay Area Rapid Transit District D1, 5.00%, 8/01/29	554
2,150,000	San Francisco Bay Area Rapid Transit District D1, 5.00%, 8/01/39	2,330
500,000	San Francisco Unified School District B, 4.00%, 6/15/35	496
1,500,000	San Francisco Unified School District C, 5.00%, 6/15/23	1,518
1,125,000	San Francisco Unified School District C, 5.00%, 6/15/25	1,177
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	257
1,550,000	Santa Monica Community College District B, 4.00%, 8/01/45	1,399
2,000,000	Santa Monica Community College District B, 5.00%, 8/01/45	2,114
815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	761
200,000	Simi Valley Public Financing Authority A, 5.00%, 10/01/29	207
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	572
825,000	South San Francisco Public Facilities Financing Authority A, 5.25%, 6/01/46	851
1,000,000	State of California CU, 4.85%, 12/01/46	1,011
10,000,000	State of California, 5.00%, 9/01/24	10,320
375,000	State of California, 5.00%, 10/01/28	408
1,000,000	State of California, 5.00%, 4/01/30	1,104
520,000	State of California, 5.00%, 11/01/32	573
610,000	State of California, 5.00%, 12/01/34	663
625,000	State of California, 5.00%, 3/01/35	675
760,000	State of California, 5.00%, 4/01/35	810
3,000,000	State of California, 5.00%, 9/01/52	3,154
1,000,000	Sunnyvale Financing Authority, 4.00%, 4/01/34	1,011
1,625,000	Sweetwater Union High School District A1, 5.00%, 8/01/52	1,660
1,655,000	Town of Hillsborough CA A, 2.05%, 6/01/35	1,655

Principal or Shares	Security Description	Value (000)

350,000	Union City Community Redevelopment Agency Successor Agency A, 5.00%, 10/01/35	$360
225,000	West Hollywood Public Financing Authority A, 4.00%, 4/01/34	223

Total General Obligation (Cost - $79,707)		76,121

Revenue (40%)
Airport/Port (8%)
3,000,000	City of Los Angeles Department of Airports, AMT, 4.00%, 5/15/47	2,418
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/24	509
250,000	City of Los Angeles Department of Airports A, AMT, 5.00%, 5/15/26	258
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/36	503
1,000,000	City of Los Angeles Department of Airports D, AMT, 5.00%, 5/15/37	1,007
2,000,000	City of Los Angeles Department of Airports, AMT, 5.50%, 5/15/40	2,122
1,500,000	City of Los Angeles Department of Airports, AMT, 5.50%, 5/15/47	1,558
400,000	City of Palm Springs CA Passenger Facility Charge Revenue, AMT, 5.00%, 6/01/26 BAM (a)	408
1,000,000	San Diego County Regional Airport Authority B, AMT, 5.00%, 7/01/31	1,011
750,000	San Diego County Regional Airport Authority B, AMT, 5.00%, 7/01/39	731
1,100,000	San Francisco City & County Airport Comm-San Francisco International Airport A, AMT, 5.00%, 5/01/24	1,120

		11,645

Education (4%)
2,300,000	California Educational Facilities Authority B, 1.85%, 10/01/36	2,300
1,250,000	California Infrastructure & Economic Development Bank, 4.00%, 11/01/51	1,004
1,000,000	California School Finance Authority 144A, 5.00%, 8/01/38 (b)	973
250,000	California State University A, 3.75%, 11/01/42	250
245,000	Oxnard School District, 5.00%, 8/01/45 BAM (a)	248
1,000,000	University of California Q, 4.00%, 5/15/36	953

		5,728

Electric & Gas (1%)
1,065,000	City of Riverside CA Electric Revenue A, 1.90%, 10/01/29	1,065

Healthcare (7%)
100,000	Abag Finance Authority for Nonprofit Corps C, 1.95%, 8/01/35	100
200,000	California Health Facilities Financing Authority A, 4.00%, 8/15/34	177
750,000	California Health Facilities Financing Authority A, 4.00%, 4/01/36	663
710,000	California Health Facilities Financing Authority A, 5.00%, 11/15/27	711
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	524
350,000	California Health Facilities Financing Authority A, 5.00%, 8/15/32	352
1,000,000	California Health Facilities Financing Authority D, 5.00%, 11/01/32	1,000

74   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,000,000	California Health Facilities Financing Authority A, 5.00%, 11/15/32	$1,001
800,000	California Health Facilities Financing Authority, 5.00%, 11/01/34	856
1,000,000	California Health Facilities Financing Authority, 5.00%, 11/15/49	940
650,000	California Municipal Finance Authority, 5.00%, 1/01/33 (a)	709
325,000	California Municipal Finance Authority B, 5.00%, 5/15/37 (a)	336
500,000	California Municipal Finance Authority, 5.00%, 7/01/39 (a)	516
1,100,000	California Public Finance Authority B, 1.23%, 8/01/52	1,100
100,000	California Statewide Communities Development Authority A, 1.90%, 8/01/35	100
195,000	Regents of the University of California Medical Center Pooled Revenue 2, 1.24%, 5/15/32	195
1,000,000	Regents of the University of California Medical Center Pooled Revenue P, 5.00%, 5/15/39	1,048

		10,328

Housing (4%)
493,746	California Housing Finance Agency 2021-3, 3.25%, 8/20/36	402
1,350,000	County of San Bernardino CA A, 1.88%, 2/15/27	1,350
500,000	CSCDA Community Improvement Authority A 144A, 3.00%, 9/01/56 (b)	299
875,000	Sacramento County Housing Authority C, 1.88%, 7/15/29 (a)	875
1,500,000	San Diego Housing Authority, 2.25%, 10/01/60	1,500
400,000	Santa Cruz Redevelopment Agency B, 2.30%, 8/15/35	400

		4,826

Industrial Development/Pollution Control (1%)
370,000	Emeryville Redevelopment Agency Successor Agency A, 5.00%, 9/01/25 AGM (a)	380
885,000	Golden State Tobacco Securitization Corp., B, 3.00%, 6/01/46 (a)	796
300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	308
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	400

		1,884

Pollution Control (2%)
200,000	Salinas Valley Solid Waste Authority A, AMT, 5.00%, 8/01/24 AGM (a)	205
965,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	980
35,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	35
1,500,000	Western Placer Waste Management Authority, 4.00%, 6/01/42	1,322

		2,542

Power (1%)
480,000	Los Angeles Department of Water & Power 2, 1.90%, 7/01/34	480
750,000	Los Angeles Department of Water & Power B, 5.00%, 7/01/52	784

		1,264

Principal or Shares	Security Description	Value (000)
Transportation (4%)
100,000	Bay Area Toll Authority G1, 1.83%, 4/01/47	$100
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	629
750,000	City of Long Beach CA Harbor Revenue A, AMT, 5.00%, 5/15/28	781
620,000	Port of Los Angeles A, AMT, 5.00%, 8/01/24	635
1,000,000	Port of Los Angeles C1, AMT, 5.00%, 8/01/25	1,033
835,000	Port of Los Angeles A, AMT, 5.00%, 8/01/29	853
1,075,000	Port of Oakland H, AMT, 5.00%, 5/01/29	1,129
1,000,000	Riverside County Transportation Commission B1, 4.00%, 6/01/46	837
100,000	Santa Clara Valley Transportation Authority, 1.24%, 4/01/36	100

		6,097

Water & Sewer (8%)
1,500,000	City of Los Angeles CA Wastewater System Revenue A, 5.00%, 6/01/47	1,573
1,500,000	City of San Francisco CA Public Utilities Commission Water Revenue A, 5.00%, 11/01/50	1,551
1,200,000	East Bay Municipal Utility District Wastewater System Revenue A, 5.00%, 6/01/45	1,272
635,000	East Bay Municipal Utility District Water System Revenue A, 5.00%, 6/01/38	696
100,000	Orange County Water District C, 5.00%, 8/15/33	109
720,000	San Diego Public Facilities Financing Authority A, 5.00%, 5/15/23	728
1,000,000	San Diego Public Facilities Financing Authority A, 5.00%, 5/15/37	1,086
100,000	San Diego Public Facilities Financing Authority Water Revenue A, 5.00%, 8/01/32	106
900,000	San Francisco City & County Public Utilities Commission Wastewater Revenue B, 5.00%, 10/01/25	945
3,000,000	Santa Clara Valley Water B, 3.60%, 12/01/22	3,000
360,000	West Basin Municipal Water District A, 5.00%, 8/01/23	365

		11,431

Total Revenue (Cost - $61,007)		56,810

U.S. Treasury (5%)
4,000,000	U.S. Treasury Note, 2.75%, 6/15/25	3,845
500,000	U.S. Treasury Note, 3.13%, 7/31/24	487
3,000,000	U.S. Treasury Note, 3.13%, 8/31/24	2,932

Total U.S. Treasury (Cost - $7,404)		7,264

Investment Company (1%)
1,030,982	Payden Cash Reserves Money Market Fund (Cost $1,031)*	1,031

Total Investments (Cost - $149,149) (100%)		141,226
Liabilities in excess of Other Assets (0%)		479

Net Assets (100%)		$141,705

*	Affiliated investment.
(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Annual Report   75

    Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	35%
U.S. Treasury	19%
Asset Backed	18%
Foreign Government	9%
Mortgage Backed	8%
Other	11%

This information is not part of the audited Financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Australia (USD) (1%)
185,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	$168
515,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 4.06%, 11/28/23 (a)(b)	514
200,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	183

		865

Bermuda (USD) (1%)
227,213	Bellemeade RE Ltd. 2021-3A 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 4.00%, 9/25/31 (a)(b)	224
250,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 4.55%, 4/25/34 (a)(b)	248
136,889	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 4.25%, 1/25/34 (a)(b)	136
150,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 4.60%, 4/25/34 (a)(b)	148
150,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	144

		900

Brazil (USD) (1%)
200,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	199

Principal or Shares	Security Description	Value (000)

260,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (a)	$259

		458

Canada (CAD) (1%)
478,071	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	345
76,036	Ford Auto Securitization Trust 2020-AA 144A, 0.89%, 8/15/24 CAD (a)(c)	55
176,777	GMF Canada Leasing Trust 2020-1A 144A, 1.05%, 11/20/25 CAD (a)(c)	129
191,406	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (a)(c)	139

		668

Canada (USD) (7%)
345,000	Bank of Montreal H, 4.25%, 9/14/24	338
340,000	Bank of Nova Scotia, 3.45%, 4/11/25	324
350,000	Canadian Imperial Bank of Commerce, 3.30%, 4/07/25	333
300,000	Canadian Imperial Bank of Commerce, 3.95%, 8/04/25	288
550,000	CPPIB Capital Inc. 144A, 3.00%, 6/13/24 (a)	535
580,000	CPPIB Capital Inc. 144A, 4.13%, 10/21/24 (a)	573
95,000	Enbridge Inc., 2.15%, 2/16/24	91
750,000	Export Development Canada, 3.38%, 8/26/25	726
70,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	65
260,000	National Bank of Canada, (U.S. Secured Overnight Financing Rate + 1.009%), 3.75%, 6/09/25 (b)	251
250,000	Ontario Teachers’ Finance Trust 144A, 0.38%, 9/29/23 (a)	240

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

385,000	Royal Bank of Canada, 5.66%, 10/25/24	$386
340,000	Toronto-Dominion Bank, 3.77%, 6/06/25	326
370,000	Toronto-Dominion Bank, 4.29%, 9/13/24	363
310,000	TransCanada PipeLines Ltd., 1.00%, 10/12/24	285

		5,124

Cayman Islands (USD) (6%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (a)	199
329,191	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 5.04%, 1/20/28 (a)(b)	324
390,121	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 4.36%, 1/18/36 (a)(b)	377
85,953	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 1.264%), 4.68%, 2/16/37 (a)(b)	86
642,659	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 5.07%, 4/15/29 (a)(b)	632
250,000	Greystone CRE Notes Ltd. 2021-HC2 144A, (1 mo. Term Secured Overnight Financing Rate + 1.914%), 5.29%, 12/15/39 (a)(b)	244
107,877	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 5.28%, 10/20/27 (a)(b)	107
550,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 1.300%), 4.71%, 7/15/36 (a)(b)	534
958,037	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 4.88%, 1/15/28 (a)(b)	940
218,992	Palmer Square Loan Funding Ltd. 2020-1A 144A, (3 mo. LIBOR USD + 0.800%), 3.78%, 2/20/28 (a)(b)	217
36,199	PFP Ltd. 2019-6 144A, (1 mo. LIBOR USD + 1.450%), 4.86%, 4/14/37 (a)(b)	36
254,103	STWD Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.194%), 4.61%, 7/15/38 (a)(b)	252
104,628	Transocean Sentry Ltd. 144A, 5.38%, 5/15/23 (a)	103
470,000	TRTX Issuer Ltd. 2019-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.564%), 4.94%, 10/15/34 (a)(b)	466

		4,517

France (USD) (2%)
420,000	Banque Federative du Credit Mutuel SA 144A, 1.00%, 2/04/25 (a)	378
450,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	441
700,000	Caisse d’Amortissement de la Dette Sociale 144A, 0.38%, 5/27/24 (a)	654

		1,473

Germany (USD) (1%)
600,000	FMS Wertmanagement, 0.38%, 5/06/24 (d)	563

India (USD) (1%)
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (a)	497
200,000	Shriram Transport Finance Co. Ltd. 144A,
	5.10%, 7/16/23 (a)	195

		692

Indonesia (USD) (1%)
395,000	Pelabuhan Indonesia Persero PT 144A, 4.50%, 5/02/23 (a)	388
280,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.75%, 3/01/23 (a)	280

		668

Principal or Shares	Security Description	Value (000)
Ireland (USD) (1%)
315,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	$299
280,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	254

		553

Japan (USD) (4%)
440,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (b)	404
200,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 4.79%, 7/18/25 (b)	196
200,000	NTT Finance Corp. 144A, 4.24%, 7/25/25 (a)	195
290,000	Renesas Electronics Corp. 144A, 1.54%, 11/26/24 (a)	264
250,000	Sumitomo Mitsui Financial Group Inc., 1.47%, 7/08/25	223
500,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	471
435,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.85%, 3/25/24 (a)	407
400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	372
200,000	Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	198

		2,730

Jersey (USD) (0%)
70,000	Aptiv PLC/Aptiv Corp., 2.40%, 2/18/25	65

Netherlands (USD) (2%)
750,000	BNG Bank NV 144A, 3.50%, 8/26/24 (a)	735
310,000	Stellantis NV, 5.25%, 4/15/23	309

		1,044

New Zealand (USD) (0%)
280,000	ANZ New Zealand Int’l Ltd. 144A, 2.17%, 2/18/25 (a)	260

Norway (USD) (1%)
250,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	226
500,000	Kommunalbanken AS 144A, 0.25%, 12/08/23 (a)	476

		702

Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (a)	195

Philippines (USD) (1%)
800,000	Asian Development Bank, 4.13%, 9/27/24	792

Saudi Arabia (USD) (0%)
200,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	192

Spain (USD) (0%)
200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.450%), 0.70%, 6/30/24 (b)	192

Supranational (USD) (0%)
70,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	69

Annual Report   77

          Payden Global Low Duration Fund  continued

Principal or Shares	Security Description	Value (000)
Sweden (USD) (2%)
700,000	Kommuninvest I Sverige AB 144A, 3.25%, 1/16/24 (a)	$688
1,000,000	Svensk Exportkredit AB, 3.63%, 9/03/24	980

		1,668

Switzerland (USD) (1%)
450,000	Credit Suisse Group AG 144A, (3 mo. LIBOR USD + 1.240%), 4.21%, 6/12/24 (a)(b)	437
200,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.830%), 1.01%, 7/30/24 (a)(b)	193

		630

United Kingdom (GBP) (0%)
150,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 1.250%), 3.21%, 11/17/30 GBP (a)(b)(c)	167

United Kingdom (USD) (1%)
205,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	192
420,000	British Telecommunications PLC, 4.50%, 12/04/23	414
255,000	Royalty Pharma PLC, 0.75%, 9/02/23	245

		851

United States (USD) (55%)
290,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	274
370,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 2/15/23 (a)	368
45,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	44
345,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.330%), 3.38%, 4/02/26 (b)	324
345,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.110%), 3.84%, 4/25/25 (b)	334
415,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.750%), 4.83%, 7/22/26 (b)	404
14,665,477	Benchmark Mortgage Trust 2018-B6, 0.41%, 10/10/51 (e)	219
95,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	87
150,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. 144A, 7.63%, 12/15/25 (a)	148
600,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 1.150%), 4.63%, 8/19/38 (a)(b)	575
153,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 4.49%, 10/15/36 (a)(b)	149
280,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 1.130%), 4.54%, 10/15/37 (a)(b)	268
200,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 0.899%), 4.31%, 10/15/36 (a)(b)	188
370,000	California Earthquake Authority A, 5.39%, 7/01/23	369
2,858,721	Cantor Commercial Real Estate Lending 2019- CF1, 1.13%, 5/15/52 (e)	140
89,394	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	83
474,221	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	403
70,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	69

Principal or Shares	Security Description	Value (000)

148,876	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 5.46%, 6/15/34 (a)(b)	$140
347,377	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 5.76%, 6/15/34 (a)(b)	327
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	265
265,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (b)262
55,000	Civitas Resources Inc. 144A, 5.00%, 10/15/26 (a)	51
190,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	186
190,000	CommonSpirit Health, 6.07%, 11/01/27	190
190,657	Connecticut Avenue Securities Trust 2022- R08 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.550%), 5.55%, 7/25/42 (a)(b)	190
27,487	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 5.64%, 1/25/40 (a)(b)	27
10,532	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 5.69%, 9/25/39 (a)(b)	10
18,721	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 5.69%, 10/25/39 (a)(b)	18
302,582	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 5.74%, 11/25/39 (a)(b)	288
100,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 7.24%, 2/25/40 (a)(b)	100
150,000	Daimler Trucks Finance North America LLC 144A, 1.13%, 12/14/23 (a)	143
150,000	Daimler Trucks Finance North America LLC 144A, 1.63%, 12/13/24 (a)	138
180,000	Daimler Trucks Finance North America LLC 144A, 3.50%, 4/07/25 (a)	170
300,000	DataBank Issuer 2021-2A 144A, 2.40%, 10/25/51 (a)	258
104,000	Devon Energy Corp., 5.88%, 6/15/28	104
400,000	Diamond Issuer 2021-1A 144A, 2.31%, 11/20/51 (a)	336
56,438	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	56
285,000	DTE Energy Co., 4.22%, 11/01/24	278
650,000	Enterprise Fleet Financing LLC 2022-3 144A, 4.38%, 7/20/29 (a)	639
90,000	EQT Corp., 5.68%, 10/01/25	89
70,000	EQT Corp., 6.13%, 2/01/25	70
300,000	Exeter Automobile Receivables Trust 2022-5A, 5.43%, 4/15/26	298
700,000	Fannie Mae Connecticut Avenue Securities 2021- R02 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.000%), 5.00%, 11/25/41 (a)(b)	622
470,000	Federal Home Loan Mortgage Corp., 4.00%, 2/28/25	463
250,000	First-Citizens Bank & Trust Co., (3 mo. Term Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	236

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

300,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (a)	$257
200,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	193
135,864	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 3.85%, 9/25/41 (a)(b)	129
28,158	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 5.29%, 1/25/50 (a)(b)	28
44,840	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 5.44%, 2/25/50 (a)(b)	44
45,492	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 5.49%, 1/25/50 (a)(b)	45
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 8.19%, 12/25/42 (b)	244
246,757	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 14.84%, 10/25/29 (b)	247
70,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	69
245,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	227
210,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	192
65,000	General Motors Financial Co. Inc., 3.80%, 4/07/25	61
200,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	176
420,000	Glencore Funding LLC 144A, 4.63%, 4/29/24 (a)	413
110,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	107
80,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	77
350,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.730%), 1.76%, 1/24/25 (b)	331
255,000	Goldman Sachs Group Inc., 5.70%, 11/01/24	255
135,000	Golub Capital BDC Inc., 3.38%, 4/15/24	129
15,000	Graphic Packaging International LLC, 4.13%, 8/15/24	15
125,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	121
250,000	GSK Consumer Healthcare Capital U.S. LLC 144A, 3.02%, 3/24/24 (a)	241
70,000	HCA Inc., 5.38%, 2/01/25	69
205,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	186
175,000	Hyundai Capital America 144A, 1.15%, 11/10/22 (a)	175
250,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (a)	240
130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	127
40,000	iStar Inc., 4.75%, 10/01/24	40
175,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	168
70,000	Meritage Homes Corp., 6.00%, 6/01/25	68
335,000	Microchip Technology Inc., 0.97%, 2/15/24	315
380,000	MMAF Equipment Finance LLC 2020-BA 144A, 0.49%, 8/14/25 (a)	364

Principal or Shares	Security Description	Value (000)

360,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.940%), 2.63%, 2/18/26 (b)	$334
340,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.160%), 3.62%, 4/17/25 (b)	329
180,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.669%), 4.68%, 7/17/26 (b)	175
299,631	Navient Private Education Refi Loan Trust 2021- CA 144A, 1.06%, 10/15/69 (a)	256
323,537	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (a)	263
130,357	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (a)(e)	123
225,329	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (a)(e)	210
180,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (a)	175
355,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)(f)	327
85,000	Nissan Motor Acceptance Co. LLC 144A, 1.13%, 9/16/24 (a)	76
531,616	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 1.85%, 11/20/50 (a)	462
365,000	Omega Healthcare Investors Inc., 4.38%, 8/01/23	361
500,000	ONE Mortgage Trust 2021-PARK 144A, (1 mo. Term Secured Overnight Financing Rate + 0.814%), 4.19%, 3/15/36 (a)(b)	480
500,000	OneMain Direct Auto Receivables Trust 2022- 1A 144A, 4.65%, 3/14/29 (a)	484
400,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	385
130,000	Owl Rock Capital Corp., 4.25%, 1/15/26	118
85,000	Owl Rock Technology Finance Corp. 144A, 3.75%, 6/17/26 (a)	73
70,000	Penske Automotive Group Inc., 3.50%, 9/01/25	65
145,000	Qorvo Inc. 144A, 1.75%, 12/15/24 (a)	132
70,000	Radian Group Inc., 6.63%, 3/15/25	69
165,000	Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	138
194,796	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	188
236,946	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (a)	235
146,612	Santander Bank N.A.-SBCLN 2021-1A 144A, 1.83%, 12/15/31 (a)	141
650,000	Santander Drive Auto Receivables Trust 2022-5, 4.11%, 8/17/26	635
300,000	Santander Drive Auto Receivables Trust 2022-6, 4.49%, 11/16/26	295
200,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	167
180,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	158
239,368	SoFi Professional Loan Program Trust 2021-A 144A, 1.03%, 8/17/43 (a)	201
392,603	SoFi Professional Loan Program Trust 2021-B 144A, 1.14%, 2/15/47 (a)	323
70,000	Sprint Communications LLC, 6.00%, 11/15/22	70
350,000	Stack Infrastructure Issuer LLC 2020-1A 144A, 1.89%, 8/25/45 (a)	311
95,539	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 5.24%, 4/25/43 (a)(b)	95
150,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 14.09%, 2/25/47 (a)(b)	159
50,000	T-Mobile USA Inc., 2.25%, 2/15/26	45
55,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	55

Annual Report   79

          Payden Global Low Duration Fund  continued

Principal or Shares	Security Description	Value (000)

70,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	$67
70,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	69
1,076,000	U.S. Treasury Note, 1.50%, 2/15/25	1,006
225,000	U.S. Treasury Note, 2.50%, 5/31/24	218
2,810,000	U.S. Treasury Note, 2.63%, 4/15/25	2,691
955,000	U.S. Treasury Note, 2.75%, 6/15/25	918
670,000	U.S. Treasury Note, 2.88%, 6/30/24	653
3,570,000	U.S. Treasury Note, 2.88%, 5/15/25	3,424
4,595,000	U.S. Treasury Note, 3.00%, 7/15/25	4,426
941,000	U.S. Treasury Note, 3.50%, 9/15/25	918
450,000	Vantage Data Centers Issuer LLC 2020-1A 144A, 1.65%, 9/15/45 (a)	395
75,000	VICI Properties LP, 4.38%, 5/15/25	71
225,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	214
355,000	Volkswagen Group of America Finance LLC 144A, 0.88%, 11/22/23 (a)	338
200,000	Volkswagen Group of America Finance LLC 144A, 3.95%, 6/06/25 (a)	191
125,000	Warnermedia Holdings Inc. 144A, 3.43%, 3/15/24 (a)	121
110,000	Warnermedia Holdings Inc. 144A, 3.64%, 3/15/25 (a)	104
265,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 3.91%, 4/25/26 (b)	253
7,271,298	Wells Fargo Commercial Mortgage Trust 2018- C46, 0.93%, 8/15/51 (e)	211
100,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	93
240,000	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (a)	235
700,000	Westlake Automobile Receivables Trust 2022- 2A 144A, 3.75%, 4/15/26 (a)	676
297,750	Wingstop Funding LLC 2020-1A 144A, 2.84%, 12/05/50 (a)	250
		41,408

Principal or Shares	Security Description	Value (000)

Commercial Paper(g) (8%)
740,000	Bell Canada, 3.96%, 11/17/22	$739
700,000	Brighthouse Financial Short Term Funding, LLC, 3.52%, 11/18/22	699
500,000	John Deere Canada ULC, 3.15%, 11/08/22	499
750,000	Novartis Finance Corp., 3.61%, 11/21/22	748
740,000	Nutrien Ltd., 4.16%, 11/16/22	739
740,000	Suncor Energy Inc., 4.22%, 11/29/22	738
750,000	Svenska Handelsbanken AB, 3.61%, 11/25/22	748
730,000	Unilever Capital Corp., 3.55%, 11/21/22	728
Total Bonds (Cost - $76,892)		73,084
Investment Company (2%)
1,449,141	Payden Cash Reserves Money Market Fund*
	(Cost - $1,449)	1,449
Total Investments (Cost - $78,341) (100%)		74,533
Liabilities in excess of Other Assets ((0)%)		(93)
Net Assets (100%)		$74,440

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $327 and the total market value of the collateral held by the Fund is $337. Amounts in 000s.

(g)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 968	CAD 1,255	HSBC Bank USA, N.A.	03/15/2023	$45
USD 176	GBP 150	HSBC Bank USA, N.A.	03/15/2023	4

				49

Liabilities:
CAD 345	USD 254	HSBC Bank USA, N.A.	03/15/2023	(1)

Net Unrealized Appreciation (Depreciation)				$48

80   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day Eurodollar Future	34	Sep-23	$8,075	$(352)	$(352)
U.S. Treasury 2-Year Note Future	39	Dec-22	7,971	(169)	(169)

					(521)

Short Contracts:
U.S. Treasury 5-Year Note Future	35	Dec-22	(3,731)	154	154

Total Futures					$(367)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$327
Non-cash Collateral[2]	(327)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   81

          Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital.
Portfolio Composition - percent of investments
Foreign Government	34%
Corporate Bond	21%
Mortgage Backed	17%
U.S. Treasury	13%
Asset Backed	10%
Other	5%
		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Bonds (96%)
Australia (AUD) (1%)
2,450,000	Australia Government Bond Series 145, 2.75%, 6/21/35 (a)(b)	$1,387
2,700,000	Australia Government Bond Series 139, 3.25%, 4/21/25 (a)(b)	1,728
		3,115
Australia (USD) (1%)
675,000	Commonwealth Bank of Australia 144A, 2.69%, 3/11/31 (c)	489
850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (c)(d)	602
		1,091
Austria (EUR) (0%)
120,000	Republic of Austria Government Bond Series 1 144A, 1.65%, 10/21/24 (a)(b)(c)	118
120,000	Republic of Austria Government Bond 144A, 2.40%, 5/23/34 (a)(b)(c)	113
390,000	Republic of Austria Government Bond 144A, 3.15%, 6/20/44 (a)(b)(c)	399
		630
Belgium (EUR) (1%)
100,000	Kingdom of Belgium Government Bond Series 74 144A, 0.80%, 6/22/25 (a)(b)(c)	96

Principal or Shares	Security Description	Value (000)
700,000	Kingdom of Belgium Government Bond Series 75 144A, 1.00%, 6/22/31 (a)(b)(c)	$609
410,000	Kingdom of Belgium Government Bond Series 78 144A, 1.60%, 6/22/47 (a)(b)(c)	299
		1,004
Bermuda (USD) (2%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (c)	128
1,100,000	Eagle RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 5.05%, 4/25/34 (c)(d)	1,072
300,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (c)	245
273,777	Home RE Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 4.25%, 1/25/34 (c)(d)	273
260,000	Nabors Industries Ltd. 144A, 7.25%, 1/15/26 (c)	252
550,000	Weatherford International Ltd. 144A, 8.63%, 4/30/30 (c)	519
		2,489
Brazil (BRL) (0%)
1,900,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 (b)	366
Canada (CAD) (2%)
1,700,000	Canadian Government Bond, 0.50%, 9/01/25 (b)	1,139
1,780,000	Canadian Government Bond, 3.50%, 12/01/45 (b)	1,324

82   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,300,000	Canadian Government Bond, 5.00%, 6/01/37 (b)	$1,126
775,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 4.94%, 1/25/52 (b)(c)	525
900,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 (b)(c)	580
400,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 (b)	268
500,000	OMERS Finance Trust 144A, 2.60%, 5/14/29 (b) (c)	336
700,000	Ontario Teachers’ Finance Trust 144A, 1.10%, 10/19/27 (b)(c)	447
700,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 (b)(c)	482

		6,227

Canada (USD) (1%)
400,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (c)	390
275,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (c)	261
1,075,000	TELUS Corp., 3.40%, 5/13/32	882
310,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (c)	290

		1,823

Cayman Islands (USD) (5%)
500,370	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 5.04%, 1/20/28 (c)(d)	493
38,352	BDS Ltd. 2019-FL4 144A, (1 mo. LIBOR USD + 1.100%), 4.51%, 8/15/36 (c)(d)	38
650,000	BDS Ltd. 2021-FL9 144A, (1 mo. LIBOR USD + 2.250%), 5.69%, 11/16/38 (c)(d)	587
267,492	CLNC Ltd. 2019-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 1.364%), 4.83%, 8/20/35 (c)(d)	263
250,000	FS Rialto 2021-FL3 144A, (1 mo. LIBOR USD + 2.500%), 5.91%, 11/16/36 (c)(d)	230
1,050,000	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 3.400%), 7.72%, 4/24/29 (c)(d)	947
400,000	Greystone CRE Notes Ltd. 2021-FL3 144A, (1 mo. LIBOR USD + 2.200%), 5.61%, 7/15/39 (c) (d)	351
1,350,000	HGI CRE CLO Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 1.800%), 5.21%, 9/17/36 (c)(d)	1,264
352,224	LoanCore Issuer Ltd. 2019-CRE2 144A, (1 mo. LIBOR USD + 1.500%), 4.91%, 5/15/36 (c)(d)	349
540,000	Madison Park Funding XLI Ltd. 12A 144A, (3 mo. LIBOR USD + 2.800%), 7.12%, 4/22/27 (c) (d)	494
900,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. LIBOR USD + 3.000%), 7.23%, 4/19/33 (c)(d)	806
620,000	Neuberger Berman Loan Advisers CLO Ltd. 2017-25A 144A, (3 mo. LIBOR USD + 2.850%), 7.04%, 10/18/29 (c)(d)	561
900,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 6.53%, 4/17/30 (c)(d)	819
350,000	OCP CLO Ltd. 2014-5A 144A, (3 mo. LIBOR USD + 2.900%), 7.23%, 4/26/31 (c)(d)	288
900,000	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 2.050%), 6.13%, 7/15/29 (c)(d)	839
236,317	OZLM XII Ltd. 2015-12A 144A, (3 mo. LIBOR USD + 1.600%), 6.01%, 4/30/27 (c)(d)	234
250,000	STWD Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 2.800%), 6.24%, 4/18/38 (c)(d)	230

Principal or Shares	Security Description	Value (000)

400,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 1.650%), 5.97%, 1/23/32 (c) (d)	$382
1,000,000	Transocean Inc. 144A, 8.00%, 2/01/27 (c)	812
1,100,000	TRTX Issuer Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 3/15/38 (c)(d)	1,048
300,000	Voya CLO Ltd. 2015-1A 144A, (3 mo. LIBOR USD + 2.350%), 6.54%, 1/18/29 (c)(d)	267

		11,302

Denmark (DKK) (0%)
650,000	Denmark Government Bond, 4.50%, 11/15/39 (b)	108

Dominica Republic (USD) (0%)
650,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (c)	570

Egypt (USD) (0%)
750,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (c)	471

Finland (EUR) (0%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28 (a)(b)(c)	170
400,000	Sampo Oyj, (3 mo. EURIBOR + 4.050%), 3.38%, 5/23/49 (a)(b)(d)	337

		507

France (EUR) (3%)
500,000	Credit Mutuel Arkea SA, 1.63%, 4/15/26 (a)(b)	456
1,700,000	French Republic Government Bond OAT 144A, 0.50%, 6/25/44 (a)(b)(c)	1,023
750,000	French Republic Government Bond OAT 144A, 1.25%, 5/25/36 (a)(b)(c)	603
1,920,000	French Republic Government Bond OAT, 1.75%, 11/25/24 (a)(b)	1,884
2,800,000	French Republic Government Bond OAT, 2.50%, 5/25/30 (a)(b)	2,792

		6,758

France (USD) (0%)
550,000	Altice France SA 144A, 5.50%, 10/15/29 (c)	421
400,000	BPCE SA 144A, 2.38%, 1/14/25 (c)	367

		788

Germany (EUR) (6%)
9,300,000	Bundesrepublik Deutschland Bundesanleihe, 0.50%, 8/15/27 (a)(b)	8,590
1,150,000	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48 (a)(b)	926
60,000	Bundesrepublik Deutschland Bundesanleihe, 3.25%, 7/04/42 (a)(b)	68
2,700,000	Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/04/34 (a)(b)	3,362

		12,946

Guatemala (USD) (0%)
550,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (c)	407

Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 (b)(c)	268

Indonesia (USD) (0%)
350,000	Indonesia Government International Bond, 4.65%, 9/20/32	325

Annual Report   83

        Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)
Ireland (EUR) (2%)
500,000	BBAM European CLO I DAC 1A 144A, (3 mo. EURIBOR + 2.000%), 3.50%, 7/22/34 (b)(c)(d)	$436
550,000	Bilbao CLO III DAC 3A 144A, (3 mo. EURIBOR + 3.000%), 3.34%, 5/17/34 (b)(c)(d)	442
650,000	Cairn CLO XIII DAC 2021-13A 144A, (3 mo. EURIBOR + 3.400%), 4.86%, 10/20/33 (b)(c) (d)	550
800,000	CIFC European Funding CLO IV DAC 4A 144A, (3 mo. EURIBOR + 2.100%), 3.50%, 8/18/35 (b)(c)(d)	687
700,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo. EURIBOR + 3.500%), 4.88%, 4/15/34 (b)(c)(d)	579
250,000	Ireland Government Bond, 1.10%, 5/15/29 (a)(b)	229
100,000	Ireland Government Bond, 3.40%, 3/18/24 (a)(b)	100
350,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 3.00%, 9/15/28 (b)	327
219,019	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 2.24%, 8/17/33 (b)(c)(d)	191
915,896	Last Mile Logistics Pan Euro Finance DAC 1X, (3 mo. EURIBOR + 2.700%), 3.04%, 8/17/33 (a)(b)(d)	780
239,951	Last Mile Securities PE DAC 2021-1A 144A, (3 mo. EURIBOR + 2.350%), 2.69%, 8/17/31 (b) (c)(d)	212
350,000	North Westerly VII ESG CLO DAC VII-A 144A, (3 mo. EURIBOR + 0.840%), 1.16%, 5/15/34 (b)(c)(d)	326
900,000	Palmer Square European CLO DAC 2021-1A 144A, (3 mo. EURIBOR + 0.870%), 2.25%, 4/15/34 (b)(c)(d)	840
750,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 3.11%, 1/14/32 (b) (c)(d)	692
550,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 3.200%), 4.58%, 4/15/33 (b)(c)(d)	460

		6,851

Ireland (USD) (0%)
400,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	301

Israel (USD) (1%)
900,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(c)(d)	773
225,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(c)	203
160,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(c)	143

		1,119

Italy (EUR) (3%)
350,000	doValue SpA 144A, 3.38%, 7/31/26 (b)(c)	286
2,660,000	Italy Buoni Poliennali Del Tesoro 144A, 0.60%, 8/01/31 (a)(b)(c)	1,962
1,100,000	Italy Buoni Poliennali Del Tesoro 144A, 1.50%, 4/30/45 (a)(b)(c)	648
3,600,000	Italy Buoni Poliennali Del Tesoro 144A, 1.85%, 7/01/25 (a)(b)(c)	3,443

		6,339

Japan (JPY) (10%)
627,400,000	Japan Government Ten Year Bond Series 341, 0.30%, 12/20/25 (b)	4,264

Principal or Shares	Security Description	Value (000)

670,000,000	Japan Government Ten Year Bond Series 330, 0.80%, 9/20/23 (b)	$4,542
335,000,000	Japan Government Thirty Year Bond Series 58, 0.80%, 3/20/48 (b)	2,016
333,200,000	Japan Government Thirty Year Bond Series 49, 1.40%, 12/20/45 (b)	2,338
133,000,000	Japan Government Thirty Year Bond Series 33, 2.00%, 9/20/40 (b)	1,046
80,000,000	Japan Government Thirty Year Bond Series 31, 2.20%, 9/20/39 (b)	647
190,000,000	Japan Government Thirty Year Bond Series 30, 2.30%, 3/20/39 (b)	1,561
88,900,000	Japan Government Twenty Year Bond Series 146, 1.70%, 9/20/33 (b)	680
795,000,000	Japan Government Twenty Year Bond Series 104, 2.10%, 6/20/28 (b)	5,942

		23,036

Japan (USD) (0%)
690,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (c)	552

Luxembourg (EUR) (0%)
300,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 5.25%, 10/15/26 (b)(c)	255

Luxembourg (USD) (1%)
500,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (c)	428
640,484	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (c)	430

		858

Malaysia (MYR) (0%)
1,700,000	Malaysia Government Bond Series 0307, 3.50%, 5/31/27 (b)	350

Mexico (MXN) (0%)
11,660,000	Mexican Bonos Series M, 5.75%, 3/05/26 (b)	519
7,760,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 (b)	367

		886

Mexico (USD) (1%)
750,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (c)	472
725,000	Corp. Inmobiliaria Vesta SAB de CV 144A, 3.63%, 5/13/31 (c)	530
900,000	Mexico City Airport Trust, 3.88%, 4/30/28 (a)	763
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	289

		2,054

Mongolia (USD) (0%)
700,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (c)	451

Morocco (EUR) (0%)
500,000	Morocco Government International Bond 144A, 2.00%, 9/30/30 (b)(c)	360

Netherlands (EUR) (2%)
400,000	American Medical Systems Europe BV, 1.38%, 3/08/28 (b)	351
500,000	easyJet FinCo BV, 1.88%, 3/03/28 (a)(b)	394
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26 (a)(b)(c)	280
530,000	Netherlands Government Bond 144A, 4.00%, 1/15/37 (a)(b)(c)	609
900,000	Stellantis NV, 3.88%, 1/05/26 (a)(b)	883

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

650,000	Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 5/09/27 (b)	$564

		3,081

Netherlands (GBP) (0%)
500,000	NIBC Bank NV, 3.13%, 11/15/23 (a)(b)	558

New Zealand (USD) (0%)
800,000	ASB Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 5.28%, 6/17/32 (c)(d)	736

Poland (EUR) (0%)
450,000	Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 144A, 3.00%, 9/01/29 (b)(c)	319

Poland (PLN) (0%)
410,000	Republic of Poland Government Bond Series 1029, 2.75%, 10/25/29 (b)	61

Romania (EUR) (0%)
380,000	Romanian Government International Bond 144A, 2.63%, 12/02/40 (b)(c)	197

Singapore (SGD) (0%)
280,000	Singapore Government Bond, 3.50%, 3/01/27 (b)	200

South Africa (ZAR) (1%)
45,000,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 (b)	2,104

Spain (EUR) (2%)
750,000	Grifols Escrow Issuer SA 144A, 3.88%, 10/15/28 (b)(c)	567
1,150,000	Spain Government Bond 144A, 1.25%, 10/31/30 (a)(b)(c)	1,000
3,200,000	Spain Government Bond, 2.42%, 1/31/26 (b)(e)	2,926
660,000	Spain Government Bond 144A, 2.90%, 10/31/46 (a)(b)(c)	582

		5,075

Spain (USD) (0%)
600,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (d)	490

Sri Lanka (USD) (0%)
350,000	Sri Lanka Government International Bond, 6.85%, 11/03/25 (a)	84

Sweden (SEK) (0%)
2,900,000	Sweden Government Bond Series 1059, 1.00%, 11/12/26 (a)(b)	249

Switzerland (CHF) (1%)
1,050,000	Swiss Confederation Government Bond, 0.50%, 5/27/30 (a)(b)	1,009

Switzerland (USD) (0%)
950,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.730%), 3.09%, 5/14/32 (c)(d)	653

Thailand (THB) (0%)
15,100,000	Thailand Government Bond, 1.60%, 12/17/29 (b)	363

United Kingdom (GBP) (3%)
350,000	Barclays PLC, 3.00%, 5/08/26 (a)(b)	358
300,000	NatWest Group PLC, (1 yr. GBP interest rate swap + 1.490%), 2.88%, 9/19/26 (a)(b)(d)	314

Principal or Shares	Security Description	Value (000)

130,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 3.000%), 4.96%, 11/17/30 (b)(c)(d)	$134
1,900,000	United Kingdom Gilt, 3.75%, 7/22/52 (a)(b)	2,228
1,600,000	United Kingdom Gilt, 4.25%, 9/07/39 (a)(b)	1,915
1,420,000	United Kingdom Gilt, 5.00%, 3/07/25 (a)(b)	1,686

		6,635

United Kingdom (USD) (0%)
520,000	Fresnillo PLC 144A, 4.25%, 10/02/50 (c)	355

United States (EUR) (2%)
550,000	Capital One Financial Corp., 1.65%, 6/12/29 (b)	428
850,000	Discovery Communications LLC, 1.90%, 3/19/27 (b)(f)	722
600,000	Duke Energy Corp., 3.10%, 6/15/28 (b)	554
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.833%), 1.10%, 4/29/33 (b)(d)	505
550,000	MPT Operating Partnership LP/MPT Finance Corp., 0.99%, 10/15/26 (b)	407
650,000	Southern Co., (5 yr. Euro Swap + 2.108%), 1.88%, 9/15/81 (b)(d)	465
750,000	Verizon Communications Inc., 4.75%, 10/31/34 (b)	773

		3,854

United States (GBP) (0%)
350,000	General Motors Financial Co. Inc., 2.35%, 9/03/25 (a)(b)	365

United States (USD) (42%)
390,000	American Equity Investment Life Holding Co., 5.00%, 6/15/27	366
1,000,000	American Homes 4 Rent LP, 2.38%, 7/15/31	739
1,025,000	American Tower Corp., 2.30%, 9/15/31	764
254,150	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (c)	214
800,000	AT&T Inc., 4.35%, 3/01/29	744
875,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (d)	760
350,000	Bank of America Corp., (3 mo. LIBOR USD + 1.210%), 3.97%, 2/07/30 (d)	310
1,000,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	858
825,000	Boeing Co., 2.20%, 2/04/26	730
400,000	Boston Properties LP, 2.90%, 3/15/30	315
750,000	Broadcom Inc. 144A, 3.50%, 2/15/41 (c)	495
223,308	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 5.21%, 6/15/38 (c)(d)	208
637,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 5.71%, 10/15/36 (c)(d)	607
950,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 9/15/36 (c)(d)	868
2,287,372	Cantor Commercial Real Estate Lending 2019- CF1, 1.13%, 5/15/52 (g)	112
268,181	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (c)	227
350,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (c)	320
220,000	Centene Corp., 4.25%, 12/15/27	203
750,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/01/50	532

Annual Report   85

        Payden Global Fixed Income Fund  continued

Principal or Shares	Security Description	Value (000)

297,752	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 5.46%, 6/15/34 (c)(d)	$281
61,083	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 5.64%, 1/25/40 (c)(d)	60
389,034	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 5.74%, 11/25/39 (c)(d)	370
150,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 6.59%, 1/25/40 (c)(d)	127
1,350,000	Corebridge Financial Inc. 144A, 3.90%, 4/05/32 (c)	1,130
825,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (c)	706
1,290,250	DB Master Finance LLC 2021-1A 144A, 2.49%, 11/20/51 (c)	1,037
475,590	DB Master Finance LLC 2017-1A 144A, 4.03%, 11/20/47 (c)	430
400,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27	401
1,050,000	Directv Financing LLC/Directv Financing Co.- Obligor Inc. 144A, 5.88%, 8/15/27 (c)	948
1,100,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (c)	827
800,000	Equinix Inc., 2.50%, 5/15/31	610
785,000	Evergy Inc., 2.90%, 9/15/29	649
199,032	Fannie Mae Connecticut Avenue Securities 2016- C07, (1 mo. LIBOR USD + 9.500%), 13.09%, 5/25/29 (d)	199
494,353	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 13.84%, 1/25/29 (d)	517
498,051	Fannie Mae Connecticut Avenue Securities 2016- C05, (1 mo. LIBOR USD + 10.750%), 14.34%, 1/25/29 (d)	515
386,070	Fannie Mae-Aces 2018-M13, 3.74%, 9/25/30 (g)	361
1,050,000	Flexential Issuer 2021-1A 144A, 3.25%, 11/27/51 (c)	900
147,903	FN AL3577 30YR, 3.50%, 4/01/43	134
459,034	FN AS4168 30YR, 4.00%, 12/01/44	430
899,138	FN BP6345 30YR, 3.00%, 6/01/50	771
1,247,082	FN BP6626 30YR, 2.00%, 8/01/50	989
1,262,917	FN BW1433 30YR, 4.00%, 5/01/52	1,150
1,062,278	FN CB2759 30YR, 3.00%, 2/01/52	907
1,304,871	FN CB3258 30YR, 3.50%, 4/01/52	1,150
1,238,348	FN CB4127 30YR, 4.50%, 7/01/52	1,165
534,268	FN FM1717 30YR, 3.50%, 12/01/45	485
1,003,417	FN FM3162 30YR, 3.00%, 11/01/46	880
1,703,370	FN FM7194 30YR, 2.50%, 3/01/51	1,404
1,392,305	FN FM9195 30YR, 2.50%, 10/01/51	1,146
1,300,152	FN FS0007 30YR, 3.00%, 8/01/50	1,114
868,402	FN MA4413 30YR, 2.00%, 9/01/51	688
1,193,982	FN MA4785 30YR, 5.00%, 10/01/52	1,154
1,200,000	FNCL, 5.50%, 30YR TBA (h)	1,182
1,346,910	FR RA3728 30YR, 2.00%, 10/01/50	1,072
1,243,995	FR RA7778 30YR, 4.50%, 8/01/52	1,171
2,139,427	FR SB8509 15YR, 2.00%, 1/01/36	1,883
1,191,236	FR SD0729 30YR, 2.00%, 10/01/51	946
1,241,699	FR SD1035 30YR, 4.00%, 5/01/52	1,133
711,677	FR SD8064 30YR, 4.00%, 5/01/50	658
1,211,899	FR SD8230 30YR, 4.50%, 6/01/52	1,139
1,244,698	FR ZA4718 30YR, 3.00%, 10/01/46	1,082

Principal or Shares	Security Description	Value (000)

932,655	FR ZT0534 30YR, 3.50%, 12/01/47	$839
359,962	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 4.65%, 1/25/34 (c)(d)	350
400,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 6.09%, 2/25/50 (c)(d)	381
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 6.29%, 10/25/49 (c)(d)	189
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.400%), 6.40%, 8/25/33 (c)(d)	694
350,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (c)	325
472,124	G2 MA3663 30YR, 3.50%, 5/20/46	431
645,737	G2 MA4195 30YR, 3.00%, 1/20/47	569
883,998	G2 MA5265 30YR, 4.50%, 6/20/48	851
1,200,717	G2 MA6930 30YR, 2.00%, 10/20/50	994
2,168,600	G2 MA7472 30YR, 2.50%, 7/20/51	1,845
1,350,659	G2 MA7766 30YR, 2.00%, 12/20/51	1,115
350,000	General Motors Co., 6.25%, 10/02/43	308
575,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	462
500,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	398
425,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (c)	334
685,000	Invitation Homes Operating Partnership LP, 4.15%, 4/15/32	570
350,000	ITC Holdings Corp. 144A, 2.95%, 5/14/30 (c)	286
350,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30 (d)	283
291,320	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (c)	279
350,000	KLX Energy Services Holdings Inc. 144A, 11.50%, 11/01/25 (c)	287
450,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (c)	377
860,000	Lennar Corp., 4.50%, 4/30/24	845
680,000	Life Storage LP, 2.20%, 10/15/30	509
1,025,000	Lockheed Martin Corp., 5.25%, 1/15/33	1,029
290,000	National Fuel Gas Co., 5.50%, 1/15/26	284
470,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (c)	581
850,000	Owl Rock Capital Corp., 3.75%, 7/22/25	777
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (c)	80
645,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (f)	587
600,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	430
390,000	Plains All American Pipeline LP B, (3 mo. LIBOR USD + 4.110%), 6.13% (d)(i)	328
291,750	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (c)	238
700,000	Progress Residential Trust 2019-SFR4 144A, 2.69%, 10/17/36 (c)	659
400,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	399
779,185	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (c)	753
284,335	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 6.79%, 8/16/32 (c)	282
500,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (c)	465
900,000	Simon Property Group LP, 2.45%, 9/13/29	722

86   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

162,000	Southwestern Energy Co., 8.38%, 9/15/28	$168
700,000	Spirit Realty LP, 2.10%, 3/15/28	551
49,429	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 5.24%, 4/25/43 (c)(d)	49
850,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (c)	606
818,813	Taco Bell Funding LLC 2021-1A 144A, 1.95%, 8/25/51 (c)	682
6,000,000	U.S. Treasury Bill, 2.04%, 12/01/22 (e)	5,983
3,000,000	U.S. Treasury Bill, 3.29%, 2/23/23 (e)	2,961
4,000,000	U.S. Treasury Bill, 3.57%, 1/12/23 (e)	3,969
4,000,000	U.S. Treasury Bond, 2.00%, 8/15/51	2,521
3,610,000	U.S. Treasury Bond, 2.25%, 8/15/46 (j)(k)	2,445
4,700,000	U.S. Treasury Bond, 4.25%, 5/15/39	4,683
4,300,000	U.S. Treasury Note, 2.75%, 8/15/32	3,849
4,100,000	U.S. Treasury Note, 3.25%, 6/30/27	3,924
700,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (c)	677
130,000	Venture Global Calcasieu Pass LLC 144A, 3.88%, 11/01/33 (c)	105
800,000	VMware Inc., 2.20%, 8/15/31	583
800,000	Warnermedia Holdings Inc. 144A, 5.14%, 3/15/52 (c)	560
800,000	Welltower Inc., 3.85%, 6/15/32	665
550,000	Workday Inc., 3.80%, 4/01/32	470

		99,859

Uzbekistan (USD) (0%)
650,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (c)	466

Virgin Islands (British) (USD) (1%)
1,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (a)	978

Total Bonds (Cost - $269,542)		222,298

Bank Loans(l) (2%)
507,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 3-Month + 9.000%), 12.94%, 11/01/25	534
1,001,000	DirectV Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 5.000%), 8.75%, 8/02/27	957
312,634	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 2/05/25	309
347,375	Southwestern Energy Co. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 1.500%), 6.20%, 6/22/27	343
790,938	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 6.68%, 9/22/28	776
478,721	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 2/05/27	452
474,225	United Natural Foods Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 7.09%, 10/22/25	471
1,091,750	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 8/03/28	1,040

Total Bank Loans (Cost - $4,994)		4,882

Investment Company (3%)
4,582,226	Payden Cash Reserves Money Market Fund *	4,582
147,059	Payden Emerging Market Corporate Bond
	Fund *	1,162

Principal or Shares	Security Description	Value (000)

146,702	Payden Floating Rate Fund, SI Class *	$1,378

Total Investment Company (Cost - $7,276)		7,122

Total Investments (Cost - $ 281,812) (99%)		234,302
Other Assets, net of Liabilities (1%)		2,721

Net Assets (100%)		$237,023

*	Affiliated investment.
(a)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(e)	Yield to maturity at time of purchase.
(f)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $793 and the total market value of the collateral held by the Fund is $842. Amounts in 000s.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security was purchased on a delayed delivery basis.
(i)	Perpetual security with no stated maturity date.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.
(k)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(l)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Annual Report   87

    Payden Global Fixed Income Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
BRL 1,662	USD 309	Citibank, N.A.	01/24/2023	$7
GBP 1,089	USD 1,243	HSBC Bank USA, N.A.	12/15/2022	8
IDR 18,090,000	USD 1,153	Citibank, N.A.	01/24/2023	4
MYR 3,309	USD 699	Barclays Bank PLC	01/25/2023	5
SGD 1,662	USD 1,167	Citibank, N.A.	01/25/2023	8
USD 411	MYR 1,856	Barclays Bank PLC	01/19/2023	16
USD 424	THB 15,270	Barclays Bank PLC	01/19/2023	19
USD 23,846	JPY 3,446,700	Citibank, N.A.	11/10/2022	640
USD 1,086	CHF 1,070	Citibank, N.A.	01/20/2023	7
USD 2,390	ZAR 43,390	Citibank, N.A.	01/20/2023	42
USD 92	CNH 625	HSBC Bank USA, N.A.	11/22/2022	7

				763

Liabilities:
JPY 351,600	USD 2,403	Barclays Bank PLC	12/14/2022	(25)
JPY 174,200	USD 1,237	HSBC Bank USA, N.A.	12/08/2022	(60)
USD 2,387	AUD 3,737	Barclays Bank PLC	12/14/2022	(7)
USD 158	PLN 784	Citibank, N.A.	01/20/2023	(4)
USD 7,454	GBP 6,611	HSBC Bank USA, N.A.	11/10/2022	(129)
USD 1,210	GBP1,089	HSBC Bank USA, N.A.	12/15/2022	(40)
USD 1,789	EUR 1,814	HSBC Bank USA, N.A.	01/17/2023	(15)
USD 137	DKK 1,023	HSBC Bank USA, N.A.	01/20/2023	–
USD 935	MXN 19,010	HSBC Bank USA, N.A.	01/20/2023	(11)
USD 268	SEK 2,960	HSBC Bank USA, N.A.	01/20/2023	(2)
USD 224	SGD 318	HSBC Bank USA, N.A.	01/20/2023	(1)
USD 48,987	EUR 49,626	State Street Bank & Trust Co.	11/10/2022	(90)
USD 3,265	AUD 5,164	State Street Bank & Trust Co.	01/20/2023	(48)
USD 6,808	CAD 9,322	State Street Bank & Trust Co.	01/20/2023	(42)

				(474)

Net Unrealized Appreciation (Depreciation)				$289

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Bobl Future	32	Dec-22	$3,784	$(90)	$(90)
Euro-Bund Future	46	Dec-22	6,293	(165)	(165)
Euro-Buxl Future	3	Dec-22	428	(47)	(47)
Long Gilt Future	13	Dec-22	1,523	(66)	(66)
U.S. Long Bond Future	1	Dec-22	121	(17)	(17)
U.S. Treasury 2-Year Note Future	162	Dec-22	33,110	(665)	(665)
U.S. Ultra Bond Future	18	Dec-22	2,298	(333)	(333)

					(1,383)

Short Contracts:
Euro-BTP Future	24	Dec-22	(2,719)	(18)	(18)
Euro-Schatz Future	115	Dec-22	(12,153)	137	137
U.S. 10-Year Ultra Future	89	Dec-22	(10,323)	743	743
U.S. Treasury 10-Year Note Future	9	Dec-22	(995)	5	5

88   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
U.S. Treasury 5-Year Note Future	24	Dec-22	$(2,558)	$99	$99

					966

Total Futures					$(417)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 39 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2027	USD 9,960	$18	$498	$(480)
Protection Bought (Relevant Credit: Markit iTraxx Crossover), Pay 5% Quarterly, Receive upon credit default	12/20/2027	EUR 2,500	39	115	(76)

			$57	$613	$(556)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Fixed 1.125% Quarterly, Pay Variable 3.320% (3M KWCDC) Quarterly	10/07/2029	KRW 1,584,200	$(205)	$—	$(205)
10-Year Interest Rate Swap, Receive Fixed 1.800% Quarterly, Pay Variable 3.020% (3M KWCDC) Quarterly	09/23/2031	KRW 2,288,000	(271)	—	(271)
5-Year Interest Rate Swap, Receive Fixed 2.580% Quarterly, Pay Variable 2.200% (CNRR007) Quarterly	02/05/2025	CNY 2,350	4	—	4
5-Year Interest Rate Swap, Receive Fixed 2.635% Quarterly, Pay Variable 2.200% (CNRR007) Quarterly	01/08/2026	CNY 38,600	69	—	69
5-Year Interest Rate Swap, Receive Fixed 2.715% Quarterly, Pay Variable 2.200% (CNRR007) Quarterly	09/16/2025	CNY 12,200	26	—	26
5-Year Interest Rate Swap, Receive Fixed 2.720% Quarterly, Pay Variable 2.200% (CNRR007) Quarterly	10/14/2025	CNY 10,000	21	—	21
5-Year Interest Rate Swap, Receive Fixed 2.920% Quarterly, Pay Variable 1.990% (CNRR007) Quarterly	01/17/2025	CNY 11,580	29	—	29
5-Year Interest Rate Swap, Receive Fixed 2.960% Quarterly, Pay Variable 2.200% (CNRR007) Quarterly	12/09/2024	CNY 28,890	78	—	78
5-Year Interest Rate Swap, Receive Fixed 2.350% Quarterly, Pay Variable 1.990% (CNRR007) Quarterly	07/03/2025	CNY 11,800	8	—	8
5-Year Interest Rate Swap, Receive Fixed 2.4810% Quarterly, Pay Variable 1.7100% (CNRR007) Quarterly	09/22/2026	CNY 33,000	33	—	33

			$(208)	$—	$(208)

Open OTC Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 1.850% Quarterly, Pay Variable 1.990% (CNRR007) Quarterly, Counterparty: Goldman Sachs & Co.	05/08/2025	CNY 16,000	$(15)	$—	$(15)

Annual Report   89

    Payden Global Fixed Income Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$793
Non-cash Collateral[2]	(793)

Net Amount	$–

1	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
2	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

90   Payden Mutual Funds

Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return.

Portfolio Composition - percent of investments
Foreign Government	68%
Corporate Bond	27%
Investment Company	5%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2022

Principal or Shares	Security Description	Value (000)
Bonds (94%)
Angola (USD) (2%)
4,985,000	Angolan Government International Bond 144A, 8.00%, 11/26/29 (a)	$4,065
4,640,000	Angolan Government International Bond 144A, 8.25%, 5/09/28 (a)	3,924
4,210,000	Angolan Government International Bond 144A, 8.75%, 4/14/32 (a)	3,410
4,820,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	3,682
2,265,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	2,216

		17,297

Argentina (USD) (1%)
8,331,273	Argentine Republic Government International Bond, 0.50%, 7/09/30	1,777
1,718,995	Argentine Republic Government International Bond, 1.00%, 7/09/29	357
11,397,476	Argentine Republic Government International Bond, 1.50%, 7/09/35	2,276
4,697,500	Argentine Republic Government International Bond, 3.50%, 7/09/41	1,128
10,679,090	Argentine Republic Government International Bond, 3.88%, 1/09/38	2,790
2,300,000	Ciudad Autonoma De Buenos Aires 144A, 7.50%, 6/01/27 (a)	1,965

Principal or Shares	Security Description	Value (000)

3,265,000	Provincia de Buenos Aires Government Bonds, 4.00%, 9/01/37	$922

		11,215

Armenia (USD) (1%)
10,040,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	6,896
5,390,000	Republic of Armenia International Bond 144A, 3.95%, 9/26/29 (a)	3,925

		10,821

Bahrain (USD) (2%)
7,855,000	Bahrain Government International Bond 144A, 5.25%, 1/25/33 (a)	6,158
2,550,000	Bahrain Government International Bond 144A, 5.63%, 9/30/31 (a)	2,136
3,500,000	Bahrain Government International Bond 144A, 5.63%, 5/18/34 (a)	2,753
4,255,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	4,009

		15,056

Belarus (USD) (0%)
1,450,000	Republic of Belarus International Bond 144A, 6.20%, 2/28/30 (a)	305
1,010,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	247

Annual Report   91

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,145,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	$246

		798

Bermuda (USD) (2%)
2,710,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	1,734
2,250,000	Bermuda Government International Bond 144A, 5.00%, 7/15/32 (a)	2,091
3,865,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	3,157
5,150,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)(b)	3,841
1,750,000	Weatherford International Ltd. 144A, 8.63%, 4/30/30 (a)	1,653

		12,476

Brazil (BRL) (1%)
24,700,000	Brazil Letras do Tesouro Nacional, 12.69%, 1/01/23 BRL (c)(d)	4,679
29,300,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/29 BRL (d)	5,265

		9,944

Brazil (USD) (0%)
2,680,000	Brazilian Government International Bond, 4.63%, 1/13/28	2,521
590,000	BRF SA 144A, 4.88%, 1/24/30 (a)(b)	463
1,925,000	BRF SA 144A, 5.75%, 9/21/50 (a)	1,299
1,220,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(e)	1,051

		5,334

Cayman Islands (USD) (0%)
868,000	Odebrecht Oil & Gas Finance Ltd. 144A, 31.50% (a)(c)(f)	2
3,075,000	Transocean Inc. 144A, 7.50%, 1/15/26 (a)	2,605
520,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	422

		3,029

Chile (CLP) (1%)
3,730,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 6/01/24 CLP (a)(d)(g)	3,749

Chile (USD) (0%)
3,120,000	Chile Government International Bond, 3.25%, 9/21/71	1,728
1,480,000	VTR Comunicaciones SpA 144A, 4.38%, 4/15/29 (a)	831

		2,559

Colombia (COP) (1%)
25,387,100,000	Colombian TES Series B, 7.00%, 3/26/31 COP (d)	3,450
10,800,000,000	Colombian TES Series B, 7.25%, 10/18/34 COP (d)	1,370
45,999,500,000	Colombian TES Series B, 9.25%, 5/28/42 COP (d)	6,453

		11,273

Colombia (USD) (2%)
5,472,000	Colombia Government International Bond, 3.13%, 4/15/31	3,746
3,295,000	Colombia Government International Bond, 3.25%, 4/22/32	2,195
1,440,000	Colombia Government International Bond, 4.13%, 2/22/42	813

Principal or Shares	Security Description	Value (000)

4,680,000	Colombia Government International Bond, 5.00%, 6/15/45	$2,852
4,359,000	Colombia Government International Bond, 6.13%, 1/18/41	3,114
4,870,000	Colombia Government International Bond, 7.38%, 9/18/37	4,110
1,332,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	933

		17,763

Costa Rica (USD) (1%)
1,750,000	Costa Rica Government International Bond 144A, 6.13%, 2/19/31 (a)(b)	1,629
1,125,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	961
1,670,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)(b)	1,448

		4,038

Dominica Republic (USD) (5%)
5,195,000	Dominican Republic International Bond 144A, 4.50%, 1/30/30 (a)	4,183
2,670,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	2,067
2,225,000	Dominican Republic International Bond 144A, 5.30%, 1/21/41 (a)	1,541
4,990,000	Dominican Republic International Bond 144A, 5.50%, 2/22/29 (a)	4,376
7,075,000	Dominican Republic International Bond 144A, 5.88%, 1/30/60 (a)	4,682
6,255,000	Dominican Republic International Bond 144A, 6.00%, 7/19/28 (a)	5,731
4,775,000	Dominican Republic International Bond 144A, 6.00%, 2/22/33 (a)	4,016
2,570,000	Dominican Republic International Bond 144A, 6.40%, 6/05/49 (a)	1,858
2,300,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)	1,690
2,265,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	1,757
4,035,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	3,965

		35,866

Ecuador (USD) (3%)
23,937,250	Ecuador Government International Bond 144A, 1.50%, 7/31/40 (a)	7,993
11,219,458	Ecuador Government International Bond 144A, 2.50%, 7/31/35 (a)	4,155
12,350,000	Ecuador Government International Bond 144A, 5.50%, 7/31/30 (a)	6,619
1,866,899	Ecuador Government International Bond 144A, 6.74%, 7/31/30 (a)(c)	590

		19,357

Egypt (EUR) (1%)
13,590,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (a)(d)	8,153

Egypt (USD) (2%)
2,240,000	Egypt Government International Bond 144A, 5.75%, 5/29/24 (a)	2,121
3,240,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	2,034

92   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,370,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	$2,478
3,595,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	2,132
4,120,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	2,465
2,870,000	Egypt Government International Bond 144A, 8.75%, 9/30/51 (a)	1,716
6,810,000	Egypt Government International Bond 144A, 8.88%, 5/29/50 (a)	4,068

		17,014

Gabon (USD) (1%)
5,495,000	Gabon Government International Bond 144A, 6.63%, 2/06/31 (a)	3,879

Ghana (USD) (2%)
2,140,000	Ghana Government International Bond 144A, 6.31%, 4/07/25 (a)(c)	621
2,420,000	Ghana Government International Bond 144A, 6.38%, 2/11/27 (a)	746
2,800,000	Ghana Government International Bond 144A, 7.63%, 5/16/29 (a)	801
1,130,000	Ghana Government International Bond 144A, 7.75%, 4/07/29 (a)	333
5,360,000	Ghana Government International Bond 144A, 8.13%, 3/26/32 (a)	1,579
1,910,000	Ghana Government International Bond 144A, 8.63%, 4/07/34 (a)	561
9,970,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	2,801
7,410,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	4,872

		12,314

Guatemala (USD) (1%)
3,560,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	2,635
1,755,000	Guatemala Government Bond 144A, 4.90%, 6/01/30 (a)	1,602
2,590,000	Guatemala Government Bond 144A, 5.25%, 8/10/29 (a)(b)	2,393
3,965,000	Guatemala Government Bond 144A, 6.13%, 6/01/50 (a)	3,417

		10,047

Hungary (HUF) (1%)
2,379,870,000	Hungary Government Bond Series 32/A, 4.75%, 11/24/32 HUF (b)(d)	3,846

Hungary (USD) (0%)
4,230,000	Hungary Government International Bond 144A, 5.50%, 6/16/34 (a)	3,655

India (USD) (1%)
2,122,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	1,422
3,132,500	Adani Transmission Step-One Ltd. 144A, 4.25%, 5/21/36 (a)	2,305

		3,727

Indonesia (EUR) (1%)
5,215,000	Indonesia Government International Bond, 1.40%, 10/30/31 EUR (d)	3,746

Indonesia (USD) (4%)
2,250,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)	1,950

Principal or Shares	Security Description	Value (000)

2,920,000	Hutama Karya Persero PT 144A, 3.75%, 5/11/30 (a)	$2,533
1,260,000	Indonesia Asahan Aluminium Persero PT 144A, 4.75%, 5/15/25 (a)	1,203
2,340,000	Indonesia Asahan Aluminium Persero PT 144A, 5.45%, 5/15/30 (a)	2,054
2,420,000	Indonesia Asahan Aluminium Persero PT 144A, 5.80%, 5/15/50 (a)	1,752
3,260,000	Indonesia Government International Bond, 4.65%, 9/20/32	3,024
3,595,000	Indonesia Government International Bond, 5.45%, 9/20/52	3,253
1,260,000	Indonesia Government International Bond, 8.50%, 10/12/35 (g)	1,479
3,690,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	3,339
864,000	Perusahaan Listrik Negara PT 144A, 4.88%, 7/17/49 (a)(b)	581
2,150,000	Perusahaan Listrik Negara PT 144A, 5.25%, 5/15/47 (a)	1,532
5,550,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	4,384
5,100,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A, 4.00%, 6/30/50 (a)	3,023

		30,107

Ireland (USD) (0%)
3,910,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	3,400

Israel (USD) (1%)
3,615,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(e)(g)	3,105
2,615,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a) (g)	2,343
1,690,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(e)(g)	1,428

		6,876

Ivory Coast (EUR) (1%)
2,440,000	Ivory Coast Government International Bond 144A, 4.88%, 1/30/32 EUR (a)(d)	1,701
2,646,000	Ivory Coast Government International Bond 144A, 5.25%, 3/22/30 EUR (a)(d)	2,007
2,250,000	Ivory Coast Government International Bond 144A, 5.88%, 10/17/31 EUR (a)(d)	1,695
2,070,000	Ivory Coast Government International Bond 144A, 6.63%, 3/22/48 EUR (a)(d)	1,302

		6,705

Ivory Coast (USD) (1%)
2,282,080	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (a)	2,026
8,005,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	6,283
2,150,000	Ivory Coast Government International Bond 144A, 6.38%, 3/03/28 (a)	1,962

		10,271

Jersey (USD) (0%)
3,975,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	3,032

Annual Report   93

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
Jordan (USD) (2%)
4,990,000	Jordan Government International Bond 144A, 5.85%, 7/07/30 (a)	$4,148
5,935,000	Jordan Government International Bond 144A, 6.13%, 1/29/26 (a)	5,697
7,080,000	Jordan Government International Bond 144A, 7.75%, 1/15/28 (a)	6,862

		16,707

Kazakhstan (KZT) (1%)
2,098,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(d)	4,276

Kazakhstan (USD) (2%)
7,375,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (a)	6,562
5,175,000	KazMunayGas National Co. JSC 144A, 3.50%, 4/14/33 (a)	3,497

		10,059

Kenya (USD) (1%)
1,095,000	Republic of Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	960
4,790,000	Republic of Kenya Government International Bond 144A, 7.00%, 5/22/27 (a)	3,827
1,405,000	Republic of Kenya Government International Bond 144A, 7.25%, 2/28/28 (a)	1,068
1,115,000	Republic of Kenya Government International Bond 144A, 8.00%, 5/22/32 (a)	785
1,275,000	Republic of Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	820

		7,460

Lebanon (USD) (0%)
2,950,000	Lebanon Government International Bond, 6.00%, 1/27/23 (g)(h)	185
3,000,000	Lebanon Government International Bond, 6.20%, 2/26/25 (g)(h)	189
1,805,000	Lebanon Government International Bond, 6.60%, 11/27/26 (g)(h)	114
1,096,000	Lebanon Government International Bond, 6.65%, 2/26/30 (g)(h)	69
1,540,000	Lebanon Government International Bond, 6.75%, 11/29/27 (g)(h)	97
1,210,000	Lebanon Government International Bond, 6.85%, 5/25/29 (h)	76
2,590,000	Lebanon Government International Bond Series 15YR, 7.00%, 3/23/32 (g)(h)	164

		894

Luxembourg (USD) (1%)
3,065,000	EIG Pearl Holdings Sarl 144A, 4.39%, 11/30/46 (a)	2,096
2,269,950	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	1,524

		3,620

Malaysia (USD) (1%)
4,645,000	Petronas Capital Ltd. 144A, 4.55%, 4/21/50 (a)	3,832

Mauritius (USD) (1%)
1,085,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	881
684,250	Greenko Power II Ltd. 144A, 4.30%, 12/13/28 (a)	530
520,000	Greenko Solar Mauritius Ltd. 144A, 5.95%, 7/29/26 (a)	421

Principal or Shares	Security Description	Value (000)

2,491,557	India Cleantech Energy 144A, 4.70%, 8/10/26 (a)	$1,906
		3,738
Mexico (MXN) (1%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (d)	838
131,300,000	Mexican Bonos Series M 20, 7.50%, 6/03/27 MXN (d)	6,068

		6,906

Mexico (USD) (8%)
1,690,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(e)(f)	1,399
3,207,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	2,654
5,025,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	3,166
3,693,388	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	3,402
330,000	Grupo Bimbo SAB de CV 144A, 4.00%, 9/06/49 (a)	234
2,390,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (a)(b)(e)(f)	2,348
5,670,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	3,670
7,685,000	Mexico Government International Bond, 4.40%, 2/12/52	5,272
6,520,000	Mexico Government International Bond, 4.88%, 5/19/33	5,750
5,983,000	Petroleos Mexicanos, 6.49%, 1/23/27	5,223
3,810,000	Petroleos Mexicanos, 6.50%, 3/13/27	3,348
3,950,000	Petroleos Mexicanos, 6.50%, 6/02/41	2,497
3,180,000	Petroleos Mexicanos, 6.63%, 6/15/35	2,214
8,246,000	Petroleos Mexicanos, 6.70%, 2/16/32	6,250
6,609,000	Petroleos Mexicanos, 6.75%, 9/21/47	3,992
4,985,000	Petroleos Mexicanos, 6.95%, 1/28/60	3,000
2,885,000	Petroleos Mexicanos, 7.69%, 1/23/50	1,885
2,940,000	Petroleos Mexicanos, 8.75%, 6/02/29	2,623
2,370,000	Trust Fibra Uno 144A, 6.39%, 1/15/50 (a)	1,576

		60,503

Mongolia (USD) (1%)
5,645,000	Development Bank of Mongolia LLC 144A, 7.25%, 10/23/23 (a)	4,976
3,050,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	2,364

		7,340

Namibia (USD) (0%)
2,410,000	Namibia International Bonds 144A, 5.25%, 10/29/25 (a)	2,163

Netherlands (USD) (1%)
7,125,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	4,577
4,542,279	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	3,764
2,370,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	1,273

		9,614

Nigeria (USD) (3%)
7,310,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (a)	4,845
7,860,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	5,600

94   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,480,000	Nigeria Government International Bond, 6.50%, 11/28/27 (g)	$1,767
2,715,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	1,783
1,010,000	Nigeria Government International Bond 144A, 7.38%, 9/28/33 (a)	613
2,140,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	1,263
3,670,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	2,376
5,315,000	Nigeria Government International Bond 144A, 8.38%, 3/24/29 (a)	3,861

		22,108

Oman (USD) (2%)
6,825,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	6,528
2,655,000	Oman Government International Bond 144A, 6.25%, 1/25/31 (a)	2,537
5,200,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	4,301
2,870,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)(b)	2,420
2,050,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (a)	2,102

		17,888

Pakistan (USD) (0%)
8,895,000	Pakistan Government International Bond 144A, 7.38%, 4/08/31 (a)	2,847
2,665,000	Pakistan Government International Bond 144A, 8.88%, 4/08/51 (a)	837

		3,684

Panama (USD) (1%)
1,130,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	892
3,030,000	Banco Nacional de Panama 144A, 2.50%, 8/11/30 (a)	2,187
2,830,000	Panama Government International Bond, 3.87%, 7/23/60	1,648
2,880,000	Panama Government International Bond, 4.30%, 4/29/53	1,878
2,745,000	Panama Government International Bond, 4.50%, 5/15/47	1,904
3,620,000	Panama Government International Bond, 6.70%, 1/26/36	3,533

		12,042

Paraguay (USD) (2%)
2,360,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (a)	2,170
3,780,000	Paraguay Government International Bond 144A, 5.40%, 3/30/50 (a)	2,912
2,745,000	Paraguay Government International Bond 144A, 5.60%, 3/13/48 (a)	2,153
6,500,000	Paraguay Government International Bond 144A, 6.10%, 8/11/44 (a)(b)	5,653

		12,888

Peru (PEN) (2%)
6,210,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)(d)	1,533

Principal or Shares	Security Description	Value (000)

72,680,000	Peru Government Bond, 5.35%, 8/12/40 PEN (d)	$12,939

		14,472

Peru (USD) (0%)
3,380,000	Peruvian Government International Bond, 2.78%, 12/01/60	1,816

Philippines (USD) (0%)
2,225,000	Philippine Government International Bond, 3.70%, 3/01/41	1,680

Qatar (USD) (2%)
8,125,000	Qatar Government International Bond 144A, 4.40%, 4/16/50 (a)	6,850
3,725,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	3,327
3,260,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	3,042

		13,219

Romania (EUR) (1%)
6,435,000	Romanian Government International Bond 144A, 3.38%, 1/28/50 EUR (a)(d)	3,400
2,726,000	Romanian Government International Bond 144A, 4.63%, 4/03/49 EUR (a)(d)	1,769

		5,169

Romania (USD) (1%)
4,870,000	Romanian Government International Bond 144A, 3.00%, 2/27/27 (a)	4,198
5,490,000	Romanian Government International Bond 144A, 5.13%, 6/15/48 (a)	3,850

		8,048

Saudi Arabia (USD) (2%)
2,810,000	Saudi Arabian Oil Co. 144A, 3.50%, 11/24/70 (a)	1,718
6,550,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	5,396
6,965,000	Saudi Government International Bond 144A, 3.75%, 1/21/55 (a)	4,868
2,435,000	Saudi Government International Bond 144A, 5.25%, 1/16/50 (a)	2,162

		14,144

Senegal (USD) (0%)
4,725,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	3,561

Serbia (USD) (0%)
1,690,000	Serbia International Bond 144A, 2.13%, 12/01/30 (a)	1,179

Singapore (USD) (0%)
1,427,063	Continuum Energy Levanter Pte Ltd. 144A, 4.50%, 2/09/27 (a)(b)	1,135

South Africa (USD) (3%)
2,670,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)(b)	2,405
2,175,000	Eskom Holdings SOC Ltd. 144A, 6.75%, 8/06/23 (a)	2,135
3,020,000	Eskom Holdings SOC Ltd. 144A, 7.13%, 2/11/25 (a)	2,834
2,235,000	Eskom Holdings SOC Ltd., 7.13%, 2/11/25 (g)	2,097
1,605,000	Eskom Holdings SOC Ltd. 144A, 8.45%, 8/10/28 (a)	1,413
1,725,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	1,478

Annual Report   95

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,700,000	Republic of South Africa Government International Bond, 5.65%, 9/27/47	$1,809
3,540,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	2,364
1,720,000	Republic of South Africa Government International Bond, 5.88%, 6/22/30	1,531
2,050,000	Republic of South Africa Government International Bond, 5.88%, 4/20/32	1,760
3,230,000	Republic of South Africa Government International Bond, 7.30%, 4/20/52	2,542
		22,368
South Africa (ZAR) (2%)
157,300,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (d)	7,354
176,370,000	Republic of South Africa Government Bond Series 2037, 8.50%, 1/31/37 ZAR (d)	7,394
		14,748
Spain (USD) (0%)
3,240,000	AI Candelaria Spain SA 144A, 5.75%, 6/15/33 (a)	2,113
Sri Lanka (USD) (1%)
2,875,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)(c)	807
7,595,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	1,749
9,250,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	2,198
7,765,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	1,875
1,885,000	Sri Lanka Government International Bond 144A, 7.55%, 3/28/30 (a)	435
6,165,000	Sri Lanka Government International Bond 144A, 7.85%, 3/14/29 (a)	1,426
		8,490
Thailand (THB) (0%)
106,100,000	Thailand Government Bond, 2.00%, 6/17/42 THB (d)	2,056
Turkey (USD) (1%)
2,605,000	Turkey Government International Bond, 4.25%, 4/14/26	2,226
3,995,000	Turkey Government International Bond, 6.13%, 10/24/28	3,340
		5,566
Ukraine (EUR) (0%)
1,385,000	Ukraine Government International Bond 144A, 4.38%, 1/27/32 EUR (a)(d)	211
2,790,000	Ukraine Government International Bond 144A, 6.75%, 6/20/28 EUR (a)(d)	424
		635
Ukraine (UAH) (0%)
56,920,000	Ukraine Government International Bond 144A, 11.67%, 11/22/23 UAH (a)(d)	568
Ukraine (USD) (1%)
2,695,000	Ukraine Government International Bond 144A, 1.26%, 8/01/41 (a)(c)(e)(i)	685
4,360,000	Ukraine Government International Bond 144A, 7.25%, 3/15/35 (a)	693
980,000	Ukraine Government International Bond 144A, 7.38%, 9/25/34 (a)	158

Principal or Shares	Security Description	Value (000)

1,135,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	$188
3,005,000	Ukraine Government International Bond, 7.75%, 9/01/27 (g)	499
6,015,000	Ukraine Government International Bond 144A, 7.75%, 9/01/28 (a)	1,023
4,668,000	Ukraine Government International Bond 144A, 7.75%, 9/01/29 (a)	840
		4,086
United Arab Emirates (USD) (2%)
7,823,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	6,730
2,445,000	First Abu Dhabi Bank PJSC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.138%), 4.50% (e)(f)(g)	2,241
2,100,000	NBK Tier 1 Ltd. 144A, (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.875%), 3.63% (a)(e)(f)	1,755
2,725,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	2,817
3,210,000	UAE International Government Bond 144A, 4.95%, 7/07/52 (a)	2,925
		16,468
United Kingdom (USD) (0%)
2,530,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	1,879
United States (UAH) (0%)
15,515,000	Citigroup Global Markets Holdings Inc. 144A, 11.73%, 4/14/23 UAH (a)(c)(d)	213
United States (USD) (1%)
5,045,708	BBFI Liquidating Trust 144A, 9.06%, 12/30/99 (a)(c)	1,917
2,140,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 5.75%, 4/01/33 (a)	1,934
1,825,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	1,529
670,000	Kosmos Energy Ltd. 144A, 7.50%, 3/01/28 (a)	526
280,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	227
2,230,000	NBM U.S. Holdings Inc. 144A, 6.63%, 8/06/29 (a)	2,069
2,180,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (b)	1,985
		10,187
Uruguay (UYU) (2%)
301,133,914	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (d)	7,476
152,402,139	Uruguay Government International Bond, 4.38%, 12/15/28 UYU (d)	3,960
41,200,000	Uruguay Government International Bond, 8.25%, 5/21/31 UYU (d)	845
		12,281
Uzbekistan (USD) (2%)
9,860,000	Republic of Uzbekistan International Bond 144A, 3.70%, 11/25/30 (a)	7,149
4,350,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	3,117
3,715,000	Republic of Uzbekistan International Bond 144A, 5.38%, 2/20/29 (a)	3,132
		13,398
Venezuela (USD) (0%)
3,630,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (g)(h)	86

96   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,440,000	Petroleos de Venezuela SA, 6.00%, 11/15/26 (g) (h)	$78
1,122,500	Petroleos de Venezuela SA, 8.50%, 10/27/20 (g) (h)	208
2,890,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (g) (h)	69
1,420,000	Venezuela Government International Bond, 7.00%, 3/31/38 (g)(h)	106
4,560,000	Venezuela Government International Bond, 7.65%, 4/21/25 (g)(h)	342
2,350,000	Venezuela Government International Bond, 7.75%, 10/13/19 (g)(h)	153
5,300,000	Venezuela Government International Bond, 9.25%, 9/15/27 (h)	398
		1,440
Virgin Islands (British) (USD) (3%)
24,600,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (g)	24,048
Zambia (USD) (1%)
5,150,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (a)	2,086
5,145,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	2,072
		4,158
Total Bonds (Cost - $1,004,874)		722,194
Investment Company (5%)
37,308,308	Payden Cash Reserves Money Market Fund* (Cost - $37,308)	37,308
Total Investments (Cost - $1,042,182) (99%)		759,502
Other Assets, net of Liabilities (1%)		5,552
Net Assets (100%)		$765,054
*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $8,987 and the total market value of the collateral held by the Fund is $13,776. Amounts in 000s.

(c)	Yield to maturity at time of purchase.
(d)	Principal in foreign currency.
(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(f)	Perpetual security with no stated maturity date.
(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 4,560	USD 4,536	Citibank, N.A.	03/15/2023	$19
MXN 34,490	USD 1,704	HSBC Bank USA, N.A.	01/17/2023	12
PHP 219,610	USD 3,757	Barclays Bank PLC	02/21/2023	24
USD 10,578	THB 387,660	Barclays Bank PLC	01/19/2023	316
USD 25,652	PEN 100,043	BNP PARIBAS	11/22/2022	611
USD 12,517	COP 57,603,000	HSBC Bank USA, N.A.	12/12/2022	940
USD 3,800	ZAR 68,020	HSBC Bank USA, N.A.	01/12/2023	117
USD 12,564	ZAR 219,970	HSBC Bank USA, N.A.	01/12/2023	656
USD 50,370	EUR 49,076	HSBC Bank USA, N.A.	03/15/2023	1,349

				4,044

Liabilities:
EUR 8,185	USD 8,292	BNP PARIBAS	03/15/2023	(117)
PEN 42,468	USD 10,661	BNP PARIBAS	11/22/2022	(31)
USD 3,694	PHP 219,610	Barclays Bank PLC	02/21/2023	(88)
USD 3,814	CLP 3,633,800	BNP PARIBAS	11/23/2022	(21)
USD 3,999	PLN 19,555	BNP PARIBAS	12/21/2022	(59)
USD 1,050	BRL 5,692	BNP PARIBAS	01/17/2023	(33)
USD 1,031	HUF 437,900	HSBC Bank USA, N.A.	11/10/2022	(23)
USD 5,277	MXN 107,480	HSBC Bank USA, N.A.	01/17/2023	(71)

Annual Report   97

            Payden Emerging Markets Bond Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
ZAR 74,240	USD 4,117	HSBC Bank USA, N.A.	01/12/2023	$(98)

				(541)

Net Unrealized Appreciation (Depreciation)				$3,503

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 39 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2027	USD 12,010	$21	$304	$(283)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year MXIBTIIE Swap, Receive Fixed 8.150% 28 Days,
Pay Variable 8.1787% (MXIBTIIE) 28 Days	07/30/2032	MXN 74,200	$(274)	$–	$(274)
10-Year MXIBTIIE Swap, Receive Fixed 8.8% 28 Days, Pay
Variable 9.591% (MXIBTIIE) 28 Days	06/25/2032	MXN 92,400	(141)	–	(141)
10-Year MXIBTIIE Swap, Receive Fixed 8.81% 28 Days, Pay
Variable 9.591% (MXIBTIIE) 28 Days	06/24/2032	MXN 151,800	(227)	–	(227)
8-Year Interest Rate Swap, Pay Fixed 1.341% Annually,
Receive Variable 0.65684% (ESTRON) Annually	10/17/2030	EUR 2,250	214	–	214
8-Year SOFR Swap, Receive Fixed 2.776% Annually, Pay
Variable 3.04% (SOFRRATE) Annually	10/17/2030	USD 2,534	(189)	–	(189)
9-Year Interest Rate Swap, Pay Fixed 1.732% Annually,
Receive Variable (0.08471%) (ESTRON) Annually	04/11/2031	EUR 7,420	481	–	481
9-Year Interest Rate Swap, Pay Fixed 2.059% Annually,
Receive Variable 0.657% (ESTRON) Annually	04/11/2031	EUR 3,050	136	–	136
9-Year Interest Rate Swap, Pay Fixed 2.079% Annually,
Receive Variable 3.040% (ESTRON) Annually	10/30/2031	EUR 5,215	266	–	266
9-Year SOFR Swap, Receive Fixed 2.771% Annually, Pay
Variable 3.04% (SOFRRATE) Annually	04/11/2031	USD 8,465	(638)	–	(638)
9-Year SOFR Swap, Receive Fixed 2.921% Annually, Pay
Variable 3.040% (SOFRRATE) Annually	10/30/2031	USD 5,530	(383)	–	(383)
9-Year SOFR Swap, Receive Fixed 2.925% Annually, Pay
Variable 3.040% (SOFRRATE) Annually	04/11/2031	USD 3,240	(215)	–	(215)

			$(970)	$–	$(970)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$8,987
Non-cash Collateral[2]	(8,987)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

98   Payden Mutual Funds

Payden Emerging Markets Local Bond Fund

The Fund seeks a high level of total return.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Foreign Government	81%
Corporate Bond	13%
Investment Company	6%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Bonds (95%)
Brazil (BRL) (10%)
2,900,000	Brazil Letras do Tesouro Nacional, 11.82%, 7/01/23 BRL (a)(b)	$516
4,500,000	Brazil Letras do Tesouro Nacional, 12.69%, 1/01/23 BRL (a)(b)	853
1,067,837	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/50 BRL (b)	214
5,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL (b)	1,030
3,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/31 BRL (b)	617
		3,230
Chile (CLP) (1%)
185,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 4.70%, 9/01/30 CLP (b)(c)(d)	173
190,000,000	Bonos de la Tesoreria de la Republica en pesos 144A, 5.80%, 6/01/24 CLP (b)(c)(d)	191
		364
China (CNY) (8%)
8,250,000	China Government Bond, 2.85%, 6/04/27 CNY (b)	1,151
2,000,000	China Government Bond, 3.02%, 10/22/25 CNY (b)	281

Principal or Shares	Security Description	Value (000)
6,230,000	China Government Bond Series 1906, 3.29%, 5/23/29 CNY (b)	$891
		2,323
Colombia (COP) (6%)
2,060,538,930	Colombian TES, 3.30%, 3/17/27 COP (b)	382
778,000,000	Colombian TES Series B, 6.00%, 4/28/28 COP (b)	112
805,500,000	Colombian TES Series B, 7.00%, 3/26/31 COP (b)	109
1,189,000,000	Colombian TES Series B, 7.00%, 6/30/32 COP (b)	156
651,000,000	Colombian TES Series B, 7.25%, 10/18/34 COP (b)	82
1,410,000,000	Colombian TES Series B, 7.50%, 8/26/26 COP (b)	237
1,929,500,000	Colombian TES Series B, 9.25%, 5/28/42 COP (b)	271
1,027,000,000	Colombian TES Series B, 10.00%, 7/24/24 COP (b)	200
445,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (b)(c)	79
1,436,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 11/08/27 COP (b)(c)	208
655,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (b)(c)	119
		1,955

Annual Report   99

        Payden Emerging Markets Local Bond Fund continued

Principal or Shares	Security Description	Value (000)
Czech Republic (CZK) (3%)
20,500,000	Czech Republic Government Bond Series 97, 0.45%, 10/25/23 CZK (b)	$779
7,130,000	Czech Republic Government Bond Series 105, 2.75%, 7/23/29 CZK (b)	238
		1,017
Dominica Republic (DOP) (1%)
13,900,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (b)(c)	246
Dominica Republic (USD) (1%)
210,000	Dominican Republic International Bond 144A, 6.00%, 2/22/33 (c)	177
Ghana (USD) (0%)
360,000	Ghana Government International Bond 144A, 7.75%, 4/07/29 (c)	106
Hungary (HUF) (3%)
139,000,000	Hungary Government Bond Series 30/A, 3.00%, 8/21/30 HUF (b)	209
78,000,000	Hungary Government Bond Series 38/A, 3.00%, 10/27/38 HUF (b)	91
124,000,000	Hungary Government Bond Series 31/A, 3.25%, 10/22/31 HUF (b)	182
226,380,000	Hungary Government Bond Series 32/A, 4.75%, 11/24/32 HUF (b)	366
20,000,000	Hungary Government Bond Series 25/B, 5.50%, 6/24/25 HUF (b)	40
29,800,000	Hungary Government Bond Series 28/A, 6.75%, 10/22/28 HUF (b)	59
		947
Indonesia (IDR) (4%)
2,300,000,000	Indonesia Treasury Bond Series FR64, 6.13%, 5/15/28 IDR (b)	139
10,000,000,000	Indonesia Treasury Bond Series FR87, 6.50%, 2/15/31 IDR (b)	600
1,000,000,000	Indonesia Treasury Bond Series FR56, 8.38%, 9/15/26 IDR (b)	66
4,140,000,000	Indonesia Treasury Bond Series FR68, 8.38%, 3/15/34 IDR (b)	281
		1,086
Ivory Coast (USD) (0%)
200,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (c)	157
Jordan (USD) (1%)
200,000	Jordan Government International Bond 144A, 7.75%, 1/15/28 (c)	194
Kazakhstan (KZT) (1%)
223,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (b)(c)	455
Luxembourg (BRL) (1%)
1,807,816	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (b)(c)	311
Malaysia (MYR) (7%)
1,450,000	Malaysia Government Bond Series 0319, 3.48%, 6/14/24 MYR (b)	307
2,600,000	Malaysia Government Bond Series 0307, 3.50%, 5/31/27 MYR (b)	536
3,270,000	Malaysia Government Bond Series 0219, 3.89%, 8/15/29 MYR (b)	670

Principal or Shares	Security Description	Value (000)
795,000	Malaysia Government Bond Series 0316, 3.90%, 11/30/26 MYR (b)	$167
2,620,000	Malaysia Government Bond Series 0317, 4.76%, 4/07/37 MYR (b)	561
		2,241
Mexico (MXN) (9%)
39,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN (b)	198
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (b)	226
900,000	Mexican Bonos Series M, 5.00%, 3/06/25 MXN (b)	40
6,100,000	Mexican Bonos Series M, 8.00%, 12/07/23 MXN (b)	300
11,600,000	Mexican Bonos Series M, 8.00%, 11/07/47 MXN (b)	480
8,160,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (b)	386
12,640,000	Mexican Bonos Series M 30, 8.50%, 11/18/38 MXN (b)	563
8,026,177	Mexican Udibonos Series S, 3.50%, 11/16/23 MXN (b)	401
6,900,000	Petroleos Mexicanos 13-2, 7.19%, 9/12/24 MXN (b)	317
		2,911
Nigeria (USD) (0%)
205,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (c)	146
Oman (USD) (1%)
200,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (c)	205
Peru (PEN) (7%)
2,520,000	Banco de Credito del Peru S.A. 144A, 4.65%, 9/17/24 PEN (b)(c)	590
2,545,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (b)(c)	629
3,811,000	Peru Government Bond, 5.35%, 8/12/40 PEN (b)	678
1,185,000	Peru Government Bond, 5.40%, 8/12/34 PEN (b)	230
		2,127
Philippines (PHP) (1%)
17,000,000	Philippine Government International Bond, 6.25%, 1/14/36 PHP (b)	267
Poland (PLN) (2%)
1,180,000	Republic of Poland Government Bond Series 0432, 1.75%, 4/25/32 PLN (b)	143
645,000	Republic of Poland Government Bond Series 0726, 2.50%, 7/25/26 PLN (b)	110
1,760,000	Republic of Poland Government Bond Series 0527, 3.75%, 5/25/27 PLN (b)	303
1,065,000	Republic of Poland Government Bond Series 1023, 4.00%, 10/25/23 PLN (b)	216
		772
Romania (RON) (2%)
2,155,000	Romania Government Bond Series 15Y, 3.65%, 9/24/31 RON (b)	296
885,000	Romania Government Bond Series 8Y, 4.15%, 1/26/28 RON (b)	142
1,090,000	Romania Government Bond Series 15YR, 5.80%, 7/26/27 RON (b)	192
		630

100   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
South Africa (ZAR) (10%)
27,900,000	Republic of South Africa Government Bond Series R214, 6.50%, 2/28/41 ZAR (b)	$921
8,390,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (b)	392
17,380,000	Republic of South Africa Government Bond Series 2037, 8.50%, 1/31/37 ZAR (b)	729
16,900,000	Republic of South Africa Government Bond Series 2048, 8.75%, 2/28/48 ZAR (b)	695
5,200,000	Republic of South Africa Government Bond Series R186, 10.50%, 12/21/26 ZAR (b)	297
		3,034
South Korea (MXN) (1%)
5,000,000	Export-Import Bank of Korea Series 19, 7.93%, 7/30/26 MXN (b)	233
Thailand (THB) (6%)
22,720,000	Thailand Government Bond, 2.00%, 6/17/42 THB (b)	440
910,000	Thailand Government Bond, 2.88%, 6/17/46 THB (b)	19
14,300,000	Thailand Government Bond, 3.30%, 6/17/38 THB (b)	353
29,700,000	Thailand Government Bond, 3.65%, 6/20/31 THB (b)	811
5,300,000	Thailand Government Bond, 4.88%, 6/22/29 THB (b)	155
		1,778
Ukraine (USD) (0%)
205,000	Ukraine Government International Bond 144A, 6.88%, 5/21/31 (c)	31
United Kingdom (IDR) (2%)
8,600,000,000	Standard Chartered Bank 144A, 6.50%, 2/20/31 IDR (b)(c)	516

Principal or Shares	Security Description	Value (000)
United States (EGP) (1%)
4,000,000	Citigroup Global Markets Holdings Inc. 144A, 12.67%, 11/25/22 EGP (a)(b)(c)	$164
United States (IDR) (3%)
11,894,000,000	JPMorgan Chase Bank N.A. 144A, 9.50%, 7/17/31 IDR (b)(c)	858
United States (UAH) (0%)
9,625,000	Citigroup Global Markets Holdings Inc. 144A, 11.73%, 4/14/23 UAH (a)(b)(c)	132
Uruguay (UYU) (2%)
9,335,489	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (b)	232
8,594,561	Uruguay Government International Bond, 4.38%, 12/15/28 UYU (b)	223
2,000,000	Uruguay Government International Bond, 8.25%, 5/21/31 UYU (b)	41
		496
Uzbekistan (UZS) (1%)
2,960,000,000	Republic of Uzbekistan International Bond 144A, 14.00%, 7/19/24 UZS (b)(c)	259
Total Bonds (Cost - $37,503)		29,368
Investment Company (6%)
1,917,004	Payden Cash Reserves Money Market Fund* (Cost - $1,917)	1,917
Total Investments (Cost - $39,420) (101%)		31,285
Liabilities in excess of Other Assets (-1%)		(384)
Net Assets (100%)		$30,901

*	Affiliated investment.
(a)	Yield to maturity at time of purchase.
(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
BRL 4,423	USD 816	BNP PARIBAS	01/17/2023	$26
CLP 222,368	USD 233	BNP PARIBAS	11/23/2022	1
CZK 13,650	USD 544	BNP PARIBAS	12/21/2022	6
MXN 10,320	USD 508	HSBC Bank USA, N.A.	01/17/2023	6
PHP 13,540	USD 232	Barclays Bank PLC	02/21/2023	2
PLN 4,802	USD 982	BNP PARIBAS	12/21/2022	14
RON 2,699	USD 532	BNP PARIBAS	01/23/2023	7
USD 410	THB 15,290	Barclays Bank PLC	01/19/2023	5
USD 2,166	PEN 8,446	BNP PARIBAS	11/22/2022	52
USD 234	CNH 1,584	HSBC Bank USA, N.A.	11/22/2022	17
USD 958	COP 4,345,000	HSBC Bank USA, N.A.	12/12/2022	85
USD 418	ZAR 7,650	HSBC Bank USA, N.A.	01/12/2023	4
USD 1,274	EUR 1,245	HSBC Bank USA, N.A.	03/15/2023	30

				255

Annual Report   101

        Payden Emerging Markets Local Bond Fund  continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
CNH 6,346	USD 904	HSBC Bank USA, N.A.	11/22/2022	$(38)
EUR 646	USD 654	BNP PARIBAS	03/15/2023	(9)
HUF 31,700	USD 76	HSBC Bank USA, N.A.	11/10/2022	–
IDR 6,192,000	USD 421	HSBC Bank USA, N.A.	11/15/2022	(24)
MYR 5,141	USD 1,135	Barclays Bank PLC	01/19/2023	(41)
PEN 2,699	USD 677	BNP PARIBAS	11/22/2022	(2)
THB 45,670	USD 1,267	Barclays Bank PLC	01/19/2023	(58)
USD 310	MYR 1,469	Barclays Bank PLC	01/19/2023	(2)
USD 477	PHP 28,340	Barclays Bank PLC	02/21/2023	(11)
USD 78	BRL 425	BNP PARIBAS	01/17/2023	(3)
USD 73	HUF 31,000	HSBC Bank USA, N.A.	11/10/2022	(2)
USD 615	BRL 3,330	HSBC Bank USA, N.A.	01/17/2023	(19)
USD 305	MXN 6,130	HSBC Bank USA, N.A.	01/17/2023	–
ZAR 10,490	USD 588	HSBC Bank USA, N.A.	01/12/2023	(20)

				(229)

Net Unrealized Appreciation (Depreciation)				$26

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 10-Year Note Future	10	Dec-22	$(1,106)	$73	$73

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Fixed 8.17% Monthly, Pay Variable 8.15% (MXIBTIIE) Monthly	07/30/2032	MXN 2,800	$(10)	$–	$(10)
10-Year Interest Rate Swap, Receive Fixed 8.63% Monthly, Pay Variable 8.85% (MXIBTIIE) Monthly	08/30/2032	MXN 5,600	(12)	–	(12)
10-Year Interest Rate Swap, Receive Fixed 8.80% Monthly, Pay Variable 9.59% (MXIBTIIE) Monthly	06/25/2032	MXN 3,500	(5)	–	(5)
10-Year Interest Rate Swap, Receive Fixed 8.81% Monthly, Pay Variable 9.59% (MXIBTIIE) Monthly	06/24/2032	MXN 5,700	(9)	–	(9)
5-Year Interest Rate Swap, Receive Fixed 2.49% Quarterly, Pay Variable 1.94% (CNRR007) Quarterly	04/25/2027	CNY 5,750	4	–	4

			$(32)	$–	$(32)

See notes to financial statements.

102   Payden Mutual Funds

        Payden Emerging Markets Corporate Bond Fund

The Fund seeks a high level of total return.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Corporate Bond	82%
Foreign Government	3%
Bank Loans	3%
Investment Company	12%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Bonds (90%)
Argentina (USD) (0%)
1	Pampa Energia SA 144A, 9.50%, 12/08/26 (a)	$–
255,000	Provincia de Buenos Aires Government Bonds, 4.00%, 9/01/37	72
		72
Austria (USD) (0%)
200,000	Klabin Austria GmbH 144A, 5.75%, 4/03/29 (a)	188
Bahamas (USD) (1%)
445,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	347
Bermuda (USD) (5%)
700,000	Bermuda Government International Bond 144A, 3.72%, 1/25/27 (a)	655
300,000	CBQ Finance Ltd., 2.00%, 9/15/25 (b)	270
241,600	Digicel Group Holdings Ltd. 144A, 8.00%,
	4/01/25 (a)	75
540,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	441
500,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	496
720,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)	537
		2,474
Brazil (USD) (2%)
200,000	BRF SA, 4.88%, 1/24/30 (b)	157
210,000	BRF SA 144A, 5.75%, 9/21/50 (a)	142
220,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(c)	189

Principal or Shares	Security Description	Value (000)
230,000	Itau Unibanco Holding SA 144A, 5.13%, 5/13/23 (a)	$229
502,127	Prumo Participacoes e Investimentos S/A 144A, 7.50%, 12/31/31 (a)	446
		1,163
Canada (CAD) (0%)
200,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(d)	138
Cayman Islands (USD) (6%)
514,866	Bioceanico Sovereign Certificate Ltd. 144A, 3.75%, 6/05/34 (a)(e)	328
230,000	Braskem Finance Ltd., 6.45%, 2/03/24	231
200,000	Country Garden Holdings Co. Ltd., 3.30%, 1/12/31 (b)	16
200,000	Country Garden Holdings Co. Ltd., 5.13%, 1/14/27 (b)	18
605,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	529
200,000	Kaisa Group Holdings Ltd., 9.75%, 9/28/23 (b)	13
200,000	Kaisa Group Holdings Ltd., 11.50%, 1/30/23 (b)	14
280,000	Logan Group Co. Ltd., 4.25%, 7/12/25 (b)	23
470,000	Melco Resorts Finance Ltd. 144A, 5.38%, 12/04/29 (a)	263
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 31.50% (a)(e)(f)	–
250,000	QNB Finance Ltd., 2.75%, 2/12/27 (b)	224
390,000	SA Global Sukuk Ltd. 144A, 1.60%, 6/17/26 (a)	342
400,000	Sands China Ltd., 3.75%, 8/08/31	263
215,000	Shimao Group Holdings Ltd., 5.60%, 7/15/26 (b)	11
150,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	122

Annual Report   103

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
118,000	Vale Overseas Ltd., 6.25%, 8/10/26	$120
250,000	Weibo Corp., 3.38%, 7/08/30	171
430,000	Wynn Macau Ltd. 144A, 5.63%, 8/26/28 (a)	263
		2,951
Chile (USD) (2%)
219,198	Alfa Desarrollo SpA 144A, 4.55%, 9/27/51 (a)	141
191,483	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	153
260,000	Chile Electricity PEC SpA 144A, 3.13%, 1/25/28 (a)(e)	182
200,000	Embotelladora Andina SA 144A, 5.00%, 10/01/23 (a)	200
400,000	VTR Comunicaciones SpA 144A, 4.38%, 4/15/29 (a)	225
		901
Colombia (USD) (2%)
200,000	Bancolombia SA, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.944%), 4.63%, 12/18/29 (c)	163
200,000	Bancolombia SA, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.929%), 7.14%, 10/18/27 (c)	174
200,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	140
270,000	Ecopetrol SA, 5.38%, 6/26/26	246
135,000	Ecopetrol SA, 6.88%, 4/29/30	111
200,000	Promigas SA ESP/Gases del Pacifico SAC 144A, 3.75%, 10/16/29 (a)	149
		983
Egypt (EUR) (0%)
100,000	Egypt Government International Bond 144A, 6.38%, 4/11/31 EUR (a)(d)	60
France (USD) (1%)
425,000	Altice France SA 144A, 5.13%, 7/15/29 (a)	321
Guatemala (USD) (0%)
210,000	CT Trust 144A, 5.13%, 2/03/32 (a)	168
Hong Kong (USD) (0%)
200,000	Lenovo Group Ltd. 144A, 6.54%, 7/27/32 (a)	167
India (USD) (4%)
640,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	429
200,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy 144A, 6.25%, 12/10/24 (a)	182
210,000	Adani Ports & Special Economic Zone Ltd. 144A, 5.00%, 8/02/41 (a)	124
655,219	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash 144A, 4.63%, 10/15/39 (a)	421
218,750	Adani Transmission Step-One Ltd. 144A, 4.25%, 5/21/36 (a)	161
200,000	Export-Import Bank of India 144A, 3.88%, 2/01/28 (a)	178
250,000	Reliance Industries Ltd. 144A, 3.63%, 1/12/52 (a)	147
245,000	Shriram Transport Finance Co. Ltd. 144A, 4.40%, 3/13/24 (a)	229
225,000	Summit Digitel Infrastructure Ltd. 144A, 2.88%, 8/12/31 (a)(g)	154
		2,025

Principal or Shares	Security Description	Value (000)
Indonesia (USD) (2%)
200,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)(g)	$173
400,000	Cikarang Listrindo Tbk PT, 4.95%, 9/14/26 (b)	347
700,000	Indofood CBP Sukses Makmur Tbk PT, 3.40%, 6/09/31 (b)	518
		1,038
Ireland (USD) (2%)
850,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	739
Isle of Man (USD) (1%)
70,000	AngloGold Ashanti Holdings PLC, 6.50%, 4/15/40	59
400,000	Gohl Capital Ltd., 4.25%, 1/24/27 (b)	306
		365
Israel (USD) (5%)
610,000	Bank Hapoalim BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.155%), 3.26%, 1/21/32 (a)(b)(c)	502
610,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(b)(c)	524
310,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(b)	280
300,000	Israel Electric Corp. Ltd. 144A, 3.75%, 2/22/32 (a)(b)	251
200,000	Israel Electric Corp. Ltd. 144A, 4.25%, 8/14/28 (a)(b)	183
260,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a) (b)	233
450,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(c)	380
		2,353
Jersey (USD) (1%)
310,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	236
Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(d)	143
Luxembourg (USD) (2%)
220,000	B2W Digital Lux Sarl 144A, 4.38%, 12/20/30 (a)	151
772,349	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	519
200,000	Movida Europe SA 144A, 5.25%, 2/08/31 (a)	148
		818
Marshall Islands (USD) (1%)
322,028	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	319
Mauritius (USD) (2%)
195,500	Greenko Power II Ltd. 144A, 4.30%, 12/13/28 (a)	151
300,000	Greenko Solar Mauritius Ltd. 144A, 5.95%, 7/29/26 (a)	243
473,500	India Cleantech Energy 144A, 4.70%, 8/10/26 (a)	362
200,000	Network i2i Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.390%), 3.98% (a)(c)(f)	159
		915

104   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Mexico (MXN) (1%)
2,690,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (d)	$127
1,600,000	Mexican Bonos Series M 30, 8.50%, 11/18/38 MXN (d)	71
		198
Mexico (USD) (14%)
200,000	America Movil SAB de CV, 4.70%, 7/21/32	184
510,000	America Movil SAB de CV 144A, 5.38%, 4/04/32 (a)	433
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(c)(f)	153
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.967%), 6.75% (a)(c)(f)	184
200,000	Banco Mercantil del Norte SA 144A, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.470%), 7.50% (a)(c)(f)	156
400,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.995%), 5.95%, 10/01/28 (a)(c)	387
610,000	BBVA Bancomer SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.650%), 5.13%, 1/18/33 (a)(c)	495
830,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(c)(f)	687
200,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	166
1,040,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	655
200,000	Coca-Cola Femsa SAB de CV, 1.85%, 9/01/32	146
220,000	Corp. Inmobiliaria Vesta SAB de CV 144A, 3.63%, 5/13/31 (a)	161
211,903	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	195
220,000	Grupo Axo SAPI de CV 144A, 5.75%, 6/08/26 (a)	175
400,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (a)(c)(f)	393
220,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	142
198,153	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)(g)	181
440,000	Orbia Advance Corp. SAB de CV 144A, 1.88%, 5/11/26 (a)	368
165,000	Petroleos Mexicanos, 5.95%, 1/28/31	119
60,000	Petroleos Mexicanos, 6.49%, 1/23/27	52
300,000	Petroleos Mexicanos, 6.70%, 2/16/32	227
70,000	Petroleos Mexicanos, 6.75%, 9/21/47	42
160,000	Petroleos Mexicanos, 8.75%, 6/02/29	143
200,000	Trust Fibra Uno 144A, 4.87%, 1/15/30 (a)(g)	151
200,000	Trust Fibra Uno 144A, 5.25%, 1/30/26 (a)	182
210,000	Trust Fibra Uno 144A, 6.39%, 1/15/50 (a)	140
		6,317
Morocco (USD) (1%)
245,000	OCP SA 144A, 5.63%, 4/25/24 (a)	243

Principal or Shares	Security Description	Value (000)
Netherlands (USD) (5%)
210,000	Equate Petrochemical BV 144A, 2.63%, 4/28/28 (a)	$174
635,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	408
177,780	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	147
200,000	Prosus NV, 3.06%, 7/13/31 (b)	134
200,000	Prosus NV 144A, 3.83%, 2/08/51 (a)	106
415,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	223
200,000	Prosus NV 144A, 4.99%, 1/19/52 (a)	125
200,000	Sigma Finance Netherlands BV 144A, 4.88%, 3/27/28 (a)	178
500,000	Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 5/09/27	442
395,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28	373
		2,310
Nigeria (USD) (0%)
216,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	154
Panama (USD) (2%)
600,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	474
581,665	UEP Penonome II SA 144A, 6.50%, 10/01/38 (a)	436
		910
Paraguay (USD) (1%)
500,000	Telefonica Celular del Paraguay SA 144A, 5.88%, 4/15/27 (a)	450
Peru (USD) (0%)
230,000	Banco de Credito del Peru S.A. 144A, 4.25%, 4/01/23 (a)	230
Qatar (USD) (1%)
244,290	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	246
Saudi Arabia (USD) (1%)
300,000	Saudi Telecom Co., 3.89%, 5/13/29 (b)	275
Singapore (USD) (1%)
241,875	Continuum Energy Levanter Pte Ltd. 144A, 4.50%, 2/09/27 (a)	192
300,000	SingTel Group Treasury Pte Ltd., 2.38%, 10/03/26 (b)	274
		466
South Korea (USD) (2%)
200,000	Kookmin Bank 144A, 2.50%, 11/04/30 (a)	152
300,000	Kookmin Bank, 4.50%, 2/01/29 (b)	275
240,000	Korea Development Bank, 3.38%, 9/16/25	229
		656
Spain (USD) (2%)
660,000	AI Candelaria Spain SA 144A, 5.75%, 6/15/33 (a)	430
1,430,000	EnfraGen Energia Sur SA/EnfraGen Spain SA/ Prime Energia SpA 144A, 5.38%, 12/30/30 (a)	733
		1,163
Sri Lanka (USD) (0%)
250,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	60
Turkey (USD) (1%)
200,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (a)	186
200,000	Ulker Biskuvi Sanayi AS 144A, 6.95%, 10/30/25 (a)	141
		327

Annual Report   105

        Payden Emerging Markets Corporate Bond Fund  continued

Principal or Shares	Security Description	Value (000)
Ukraine (USD) (0%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/28 (a)	$37
United Arab Emirates (USD) (4%)
399,200	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	350
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)	257
200,000	First Abu Dhabi Bank PJSC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.138%), 4.50% (b)(c)(f)	183
240,000	MDGH GMTN RSC Ltd. 144A, 5.50%, 4/28/33 (a)	239
415,000	NBK Tier 1 Financing 2 Ltd., (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.832%), 4.50% (b)(c)(f)	367
290,000	NBK Tier 1 Ltd. 144A, (6 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.875%), 3.63% (a)(c)(f)	242
307,895	Sweihan PV Power Co. PJSC 144A, 3.63%, 1/31/49 (a)	236
		1,874
United Kingdom (USD) (2%)
200,000	Energean PLC 144A, 6.50%, 4/30/27 (a)	179
450,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (a)	319
500,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	371
255,000	Vedanta Resources Finance II PLC 144A, 8.95%, 3/11/25 (a)	161
		1,030
United States (USD) (10%)
300,000	Asurion LLC Term Loan B10 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 7.13%, 8/21/28 (h)	271
532,180	BBFI Liquidating Trust 144A, 11.63%, 12/30/99 (a)(e)	202
200,000	Bimbo Bakeries USA Inc. 144A, 4.00%, 5/17/51 (a)	140
100,000	Bristol-Myers Squibb Co., 1.13%, 11/13/27	83
250,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	243
115,000	Goldman Sachs Group Inc., 5.70%, 11/01/24	115
200,000	HCL America Inc. 144A, 1.38%, 3/10/26 (a)	174
100,000	Home Depot Inc., 2.70%, 4/15/25	95
430,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 5.75%, 4/01/33 (a)	389
400,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	335
200,000	Lockheed Martin Corp., 3.55%, 1/15/26	192
635,000	MIC Glen LLC Term Loan 2L, (LIBOR USD
	1-Month + 6.750%), 10.50%, 7/20/29 (h)	587

Principal or Shares	Security Description	Value (000)
120,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (g)	$109
200,000	SierraCol Energy Andina LLC 144A, 6.00%, 6/15/28 (a)	134
100,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	96
250,000	Synchrony Bank, 5.40%, 8/22/25	242
510,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 11.25%, 2/04/28 (h)	463
370,000	Terraform Global Operating LP 144A, 6.13%, 3/01/26 (a)	342
100,000	UnitedHealth Group Inc., 3.70%, 5/15/27 (g)	95
200,000	Univision Communications Inc. 144A, 7.38%, 6/30/30 (a)	194
100,000	Walmart Inc., 2.85%, 7/08/24	97
		4,598
Virgin Islands (British) (USD) (3%)
1,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (b)	977
490,000	Central American Bottling Corp./CBC Bottling
	Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	432
200,000	Huarong Finance 2019 Co. Ltd., 3.38%, 2/24/30 (b)	122
		1,531
Total Bonds (Cost - $51,039)		41,959
Investment Company (12%)
5,569,326	Payden Cash Reserves Money Market Fund* (Cost - $5,569)	5,569
Total Investments (Cost - $56,608) (102%)		47,528
Liabilities in excess of Other Assets (-2%)		(1,009)

Net Assets (100%)		$46,519

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(d)	Principal in foreign currency.
(e)	Yield to maturity at time of purchase.
(f)	Perpetual security with no stated maturity date.
(g)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $821 and the total market value of the collateral held by the Fund is $851. Amounts in 000s.

(h)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

106   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 164	CAD 212	HSBC Bank USA, N.A.	03/15/2023	$8
USD 158	EUR 154	HSBC Bank USA, N.A.	03/15/2023	4

				12

Liabilities:
EUR 70	USD 71	HSBC Bank USA, N.A.	03/15/2023	(1)
USD 222	MXN 4,520	HSBC Bank USA, N.A.	01/17/2023	(3)

				(4)

Net Unrealized Appreciation (Depreciation)				$8

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	6	Dec-22	$723	$(46)	$(46)
U.S. Treasury 2-Year Note Future	23	Dec-22	4,701	(29)	(29)
U.S. Treasury 5-Year Note Future	4	Dec-22	426	(5)	(5)
U.S. Ultra Bond Future	5	Dec-22	638	(62)	(62)

					(142)

Short Contracts:
U.S. 10-Year Ultra Future	19	Dec-22	(2,204)	66	66
U.S. Treasury 10-Year Note Future	24	Dec-22	(2,654)	57	57

					123

Total Futures					$(19)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	12/20/2027	USD 250	$19	$20	$(1)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	06/21/2027	USD 1,450	88	71	17
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 39 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2027	USD 1,235	2	30	(28)

			$109	$121	$(12)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Pay Fixed 1.732% Annually, Receive Variable (0.09512)% (ESTRON) Annually	04/11/2031	EUR 200	$13	$–	$13

Annual Report   107

        Payden Emerging Markets Corporate Bond Fund continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (000s)(Depreciation)
10-Year Interest Rate Swap, Receive Fixed 2.771% Annually, Pay Variable 3.040% (SOFRRATE) Annually	04/11/2031	USD 228	(17)	–	(17)

			$(4)	$–	$(4)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$821
Non-cash Collateral[2]	(821)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

108   Payden Mutual Funds

        Payden Equity Income Fund

The Fund seeks growth of capital and some current income.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments
Healthcare	20%
Financials	16%
Energy	14%
Industrials	10%
Technology	8%
Other	32%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Stocks (94%)
Common Stock (91%)
Communication Services (6%)
651,500	AT&T Inc.	$11,877
307,900	Comcast Corp., Class A	9,773
74,700	Nexstar Media Group Inc.	12,796
510,900	Nippon Telegraph & Telephone Corp. (a)	14,067
236,100	Walt Disney Co. (b)	25,154
		73,667
Consumer Discretionary (4%)
45,600	Home Depot Inc.	13,504
83,300	McDonald’s Corp.	22,713
108,200	Target Corp.	17,772
		53,989
Consumer Staples (9%)
230,200	Archer-Daniels-Midland Co.	22,325
433,700	Coca-Cola Co.	25,957
357,200	General Mills Inc.	29,140
186,600	Mondelez International Inc., Class A	11,472
127,200	PepsiCo Inc.	23,097
		111,991
Energy (12%)
176,200	Chesapeake Energy Corp.	18,020
142,900	Chevron Corp.	25,851
167,800	Devon Energy Corp.	12,979
432,600	Enbridge Inc. (c)	16,850
729,700	Enterprise Products Partners LP	18,425
375,600	EQT Corp.	15,715
160,800	Exxon Mobil Corp.	17,818
336,200	Phillips 66	35,062

Principal or Shares	Security Description	Value (000)
293,900	Tourmaline Oil Corp. (a)	$16,559
619,800	Williams Cos. Inc.	20,286
		197,565
Financials (16%)
55,300	Ameriprise Financial Inc.	17,094
109,600	Ares Management Corp., Class A	8,311
193,100	Arthur J Gallagher & Co.	36,125
591,400	Bank of America Corp.	21,314
130,400	Chubb Ltd.	28,022
270,600	Citizens Financial Group Inc.	11,068
51,900	Goldman Sachs Group Inc.	17,880
246,100	JPMorgan Chase & Co.	30,979
388,800	MetLife Inc.	28,464
136,100	Morgan Stanley	11,183
385,100	Toronto-Dominion Bank (a)	24,646
		235,086
Healthcare (20%)
190,900	AbbVie Inc.	27,948
309,900	Bristol Myers Squibb Co.	24,008
411,500	CVS Health Corp.	38,969
71,400	Danaher Corp.	17,969
51,600	Elevance Health Inc.	28,213
114,200	Eli Lilly and Co.	41,351
93,100	Johnson & Johnson	16,197
321,900	Merck & Co. Inc.	32,576
354,300	Pfizer Inc.	16,493
73,700	UnitedHealth Group Inc.	40,915
		284,639
Industrials (9%)
96,200	Eaton Corp. PLC	14,437
136,200	Emerson Electric Co.	11,795

Annual Report   109

        Payden Equity Income Fund continued

Principal or Shares	Security Description	Value (000)
149,700	General Dynamics Corp.	$37,395
259,700	Johnson Controls International PLC	15,021
77,700	Raytheon Technologies Corp.	7,367
256,400	Republic Services Inc.	34,004
116,100	United Parcel Service Inc., Class B	19,478
		139,497
Materials (1%)
172,900	CF Industries Holdings Inc.	18,372
60,600	FMC Corp.	7,205
		25,577
Technology (9%)
333,200	Amdocs Ltd.	28,758
100,300	Apple Inc.	15,380
16,500	Broadcom Inc.	7,757
104,700	International Business Machines Corp.	14,479
68,600	Microsoft Corp.	15,924
187,200	Paychex Inc.	22,148
63,500	Texas Instruments Inc.	10,200
		114,646
Utilities (5%)
237,400	American Electric Power Co. Inc.	20,872
170,400	Duke Energy Corp.	15,878
500,300	NextEra Energy Inc.	38,773
		75,523
Total Common Stock		1,312,180
Preferred Stock (0%)
130,000	Selective Insurance Group Inc., B 4.60%(d)	2,176
Total Preferred Stock		2,176
Real Estate Investment Trust (3%)
43,700	AvalonBay Communities Inc.	7,653

Principal or Shares	Security Description	Value (000)
118,200	Prologis Inc.	$13,091
129,900	Simon Property Group Inc.	14,156
Total Real Estate Investment Trust		34,900
Total Stocks (Cost - $1,172,894)		1,349,256
Corporate Bond (1%)
6,000,000	General Motors Financial Co. Inc. B, (3 mo. LIBOR USD + 3.436%), 6.50% (c)(d)(e)	5,098
2,800,000	Land O’ Lakes Inc. 144A, 7.00% (c)(d)(f)	2,597
9,000,000	SVB Financial Group E, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.064%), 4.70% (d)(e)	6,052
Total Corporate Bond (Cost - $16,323)		13,747
Investment Company (6%)
85,254,398	Payden Cash Reserves Money Market Fund 1.00%* (Cost - $85,254)	85,254
Total Investments (Cost - $1,274,471) (101%)		1,448,257
Liabilities, in excess of Other Assets (-1%)		(11,133)
Net Assets (100%)		$1,437,124

*	Affiliated investment.
(a)	Principal in foreign currency.
(b)	Non-income producing
(c)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $5,490 and the total market value of the collateral held by the Fund is $5,625. Amounts in 000s.

(d)	Perpetual security with no stated maturity date.
(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(f)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 1,052	EUR 1,024	Citibank, N.A.	03/15/2023	$29
USD 76,751	CAD 99,699	HSBC Bank USA, N.A.	03/15/2023	3,407
USD 135	GBP 115	HSBC Bank USA, N.A.	03/15/2023	3
USD 15,006	JPY 2,162,115	HSBC Bank USA, N.A.	03/15/2023	193

				3,632

Liabilities:
CAD 42,289	USD 31,688	HSBC Bank USA, N.A.	03/15/2023	(578)

Net Unrealized Appreciation (Depreciation)				$3,054

110   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$5,490
Non-cash Collateral[2]	(5,490)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   111

Statements of Assets and Liabilities

October 31, 2022

Numbers in 000s

	Payden	Payden
	Cash Reserves	Limited	Payden
	Money Market	Maturity	Low Duration
	Fund	Fund	Fund
ASSETS:
Investments, at value*	$321,151	$1,984,214	$1,222,679
Affiliated investments, at value**	—	38,520	5,652
Repurchase agreements, at value***	187,000	—	—
Foreign cash****	—	6	7
Cash	—	—	—
Cash pledged for financial futures contracts	—	—	331
Cash pledged for centrally cleared swaps	—	—	—
Receivable for:
Interest and dividends	206	5,467	5,421
Investments sold	—	1,692	1,519
Fund shares sold	186	57	140
Futures	—	—	308
Forward currency contracts	—	3,477	767
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	—	—	—
Other assets	1,112	99	44
Total Assets	509,655	2,033,532	1,236,868
LIABILITIES:
Payable for:
Bank overdraft	—	43	75
Forward currency contracts	—	97	7
Investments purchased	31,610	149,167	9,307
Fund shares redeemed	1,000	1,135	1,394
Futures	—	—	383
Distributions payable	959	198	148
Liability for securities on loan (Note 2)	—	9,506	1,377
Accrued expenses:
Investment advisory fees (Note 3)	17	65	131
Administration fees (Note 3)	68	239	156
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	1	26	11
Other liabilities	65	768	744
Total Liabilities	33,720	161,244	13,733
NET ASSETS	$475,935	$1,872,288	$1,223,135

NET ASSETS:
Paid in capital	$475,923	$1,903,995	$1,307,501
Distributable earnings (loss)	12	(31,707)	(84,366)
NET ASSETS	$475,935	$1,872,288	$1,223,135

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$475,935	$546,444	$901,416
Shares Outstanding	475,916	58,350	95,185
Net Asset Value Per Share	$1.00	$9.36	$9.47

SI Class
Net Assets	—	$1,325,844	$321,719
Shares Outstanding	—	141,540	33,978
Net Asset Value Per Share	—	$9.37	$9.47

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$321,151	$2,018,677	$1,290,833
** Affiliated investments, at cost	—	39,923	5,652
*** Repurchase agreements, at cost	187,000	—	—
**** Foreign cash, at cost	—	6	7

See notes to financial statements.

112   Payden Mutual Funds

Payden
U.S.	Payden	Payden	Payden	Payden	Payden	Payden
Government	GNMA	Core Bond	Corporate Bond	Strategic Income	Absolute Return	Floating Rate
Fund	Fund	Fund	Fund	Fund	Bond Fund	Fund

$49,523	$113,394	$958,329	$336,434	$159,887	$766,376	$126,048
6,666	2,264	17,676	11,029	3,374	6,195	2,802
—	—	—	—	—	—	—
—	—	1,973	—	1,261	372	6
—	—	—	—	—	169	116
15	72	715	636	100	2,729	—
—	—	—	—	151	5,408	—
257	293	6,426	3,637	1,086	4,518	661
40	23,629	46,267	—	1,657	9,541	21,989
16	2	12	84	—	8	1
6	19	600	134	115	589	—
—	—	1,412	—	388	1,951	43
—	—	320	—	49	71	—
8	—	—	—	—	—	—
10	3	33	24	10	8	13
56,541	139,676	1,033,763	351,978	168,078	797,935	151,679

—	—	631	12	6	—	—
—	—	57	—	9	91	—
3,011	48,141	94,461	—	3,331	10,606	2,326
3	99	418	96	—	1,487	—
7	7	387	219	78	498	—
1	25	—	—	—	—	—
—	—	5,543	4,769	1,933	1,651	655
—	16	187	111	36	190	32
6	12	120	44	21	103	19
—	—	11	—	—	—	—
—	1	11	5	2	8	1
42	132	403	305	71	154	63
3,070	48,433	102,229	5,561	5,487	14,788	3,096
$53,471	$91,243	$931,534	$346,417	$162,591	$783,147	$148,583

$64,181	$148,950	$1,141,669	$422,980	$181,945	$852,636	$162,107
(10,710)	(57,707)	(210,135)	(76,563)	(19,354)	(69,489)	(13,524)
$53,471	$91,243	$931,534	$346,417	$162,591	$783,147	$148,583

$53,471	$91,243	$294,877	$222,269	$113,587	$123,311	$24,160
5,749	12,214	33,517	24,416	12,403	13,439	2,576
$9.30	$7.47	$8.80	$9.10	$9.16	$9.18	$9.38

—	—	$612,851	$124,148	$49,004	$659,836	$124,423
—	—	69,744	13,636	5,352	71,833	13,257
—	—	$8.79	$9.10	$9.16	$9.19	$9.39

—	—	$23,806	—	—	—	—
—	—	2,713	—	—	—	—
—	—	$8.77	—	—	—	—

$52,745	$123,821	$1,138,892	$400,916	$179,317	$831,020	$133,321
6,666	2,264	18,668	11,029	3,418	6,195	2,802
—	—	—	—	—	—	—
—	—	1,990	—	1,277	372	6

See notes to financial statements.

Annual Report   113

Statements of Assets and Liabilities continued

October 31, 2022

Numbers in 000s

		Payden
	Payden	California Municipal	Payden
	High Income	Social Impact	Global Low
	Fund	Fund	Duration Fund
ASSETS:
Investments, at value*	$563,862	$140,195	$73,084
Affiliated investments, at value**	39,276	1,031	1,449
Foreign cash***	71	—	8
Cash	—	—	—
Cash pledged for financial futures contracts	—	45	68
Cash pledged for centrally cleared swaps	613	—	—
Cash pledged for OTC derivatives	—	—	—
Receivable for:
Interest and dividends	9,565	1,519	394
Investments sold	1,777	—	92
Fund shares sold	6	89	11
Futures	—	—	12
Forward currency contracts	163	—	49
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	—	33	33
Other assets	55	32	2
Total Assets	615,388	142,944	75,202
LIABILITIES:
Payable for:
Bank overdraft	—	—	4
Forward currency contracts	3	—	1
Investments purchased	26,229	997	256
Fund shares redeemed	4,059	52	5
Futures	—	—	20
Variation margin on centrally cleared swaps	48	—	—
Distributions payable	—	66	—
Liability for securities on loan (Note 2)	6,671	—	337
Accrued expenses:
Investment advisory fees (Note 3)	190	—	—
Administration fees (Note 3)	78	18	9
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	22	1	1
Other liabilities	243	105	129
Total Liabilities	37,543	1,239	762
NET ASSETS	$577,845	$141,705	$74,440

NET ASSETS:
Paid in capital	$677,585	$151,853	$78,812
Distributable earnings (loss)	(99,740)	(10,148)	(4,372)
NET ASSETS	$577,845	$141,705	$74,440

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$227,112	$141,705	$74,440
Shares Outstanding	39,044	15,104	7,906
Net Asset Value Per Share	$5.82	$9.38	$9.42

SI Class
Net Assets	$350,733	—	—
Shares Outstanding	60,402	—	—
Net Asset Value Per Share	$5.81	—	—

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$640,750	$148,118	$76,892
** Affiliated investments, at cost	39,276	1,031	1,449
*** Foreign cash, at cost	72	—	8

(a)	Adviser Class Net Asset Value Per Share are calculated using unrounded net assets $19,361,963, divided by unrounded shares 1,146,591.

See notes to financial statements.

114   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$227,180	$722,194	$29,368	$41,959	$1,363,003
7,122	37,308	1,917	5,569	85,254
4,222	582	195	18	3,044
553	—	228	—	—
70	—	22	66	6,244
6	2,730	90	164	—
920	—	—	—	—
1,475	14,188	550	599	2,605
2,575	369	77	299	—
90	320	277	30	1,907
117	—	4	22	—
763	4,044	255	12	3,632
76	49	—	8	—
—	—	—	—	—
61	71	15	11	56
245,230	781,855	32,998	48,757	1,465,745

—	204	—	19	—
474	541	229	4	578
6,339	—	1,811	1,277	20,983
89	1,411	—	—	142
150	—	—	21	96
—	—	1	—	—
—	—	—	—	—
842	13,776	—	851	5,625
97	290	—	13	543
30	97	4	6	174
—	10	—	—	8
3	36	1	—	24
183	436	51	47	448
8,207	16,801	2,097	2,238	28,621
$237,023	$765,054	$30,901	$46,519	$1,437,124

$285,836	$1,129,343	$63,818	$57,998	$1,201,001
(48,813)	(364,289)	(32,917)	(11,479)	236,123
$237,023	$765,054	$30,901	$46,519	$1,437,124

$92,024	$321,800	$4,200	$18,845	$472,728
12,034	35,091	968	2,387	27,942
$7.65	$9.17	$4.34	$7.90	$16.92

$144,999	$420,935	$26,701	$27,674	$945,034
18,987	45,972	6,268	3,498	55,781
$7.64	$9.16	$4.26	$7.91	$16.94

—	$22,319	—	—	$19,362
—	2,430	—	—	1,147
—	$9.18	—	—	$16.89	(a)

$274,536	$1,004,874	$37,503	$51,039	$1,189,217
7,276	37,308	1,917	5,569	85,254
4,235	833	200	18	3,063

See notes to financial statements.

Annual Report   115

Statements of Operations

Period ended October 31, 2022

Numbers in 000s

	Payden	Payden
	Cash Reserves	Limited	Payden
	Money Market	Maturity	Low Duration
	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income (Note 2)	$4,475	$24,431	$25,993
Interest from affiliated investments	—	—	—
Dividend income	—	1,251	11
Dividend income from affiliated investment (Note 2)	—	1,313	165
Income from securities lending	—	21	3
Foreign tax withholdings	—	—	—
Investment Income	4,475	27,016	26,172
EXPENSES:
Investment advisory fees (Note 3)	715	5,485	3,808
Administration fees (Note 3)	715	3,111	2,105
Shareholder servicing fees	—	891	753
Distribution fees (Note 3)	—	—	—
Custodian fees	29	160	78
Transfer agent fees	38	127	89
Registration and filing fees	44	37	67
Trustee fees and expenses	60	312	177
Printing and mailing costs	14	97	41
Loan commitment fees	—	26	17
Legal fees	13	66	45
Publication expense	8	42	31
Pricing fees	3	83	44
Fund accounting fees	75	321	173
Insurance	9	45	33
Audit fees	37	41	41
Interest expense	—	3	2
Other expenses	11	74	—
Gross Expenses	1,771	10,921	7,504
Expense subsidy (Note 3)	(919)	(6,437)	(1,569)
Net Expenses	852	4,484	5,935
Net Investment Income	3,623	22,532	20,237
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	—	(6,584)	(22,557)
Foreign currency transactions	—	484	12
Forward foreign exchange contracts	—	2,650	2,914
Futures contracts	—	4,492	3,780
Written option contracts	—	—	—
Swap contracts	—	—	(46)
Change in net unrealized appreciation (depreciation) from:
Investments	—	(37,811)	(69,568)
Translation of assets and liabilities in foreign currencies	—	(31)	4
Forward foreign exchange contracts	—	6,601	980
Affiliated Investments	—	(1,426)	—
Futures contracts	—	(639)	(3,456)
Written option contracts	—	—	—
Swap contracts	—	—	8
Net Realized and Unrealized Losses	—	(32,264)	(87,929)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,623	$(9,732)	$(67,692)

See notes to financial statements.

116   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund
$862	$2,384	$34,903	$14,440	$6,280	$32,926	$8,722
—	—	—	63	—	—	—
—	—	177	—	541	2,033	384
30	31	235	—	33	229	50
—	—	11	17	4	15	9
—	—	(10)	—	—	(14)	—
892	2,415	35,316	14,520	6,858	35,189	9,165
87	239	3,094	1,413	986	4,715	1,039
46	133	1,678	606	269	1,414	283
17	87	281	288	18	51	5
—	—	94	—	—	—	—
7	19	101	27	35	85	22
15	25	88	48	32	68	33
19	20	80	54	31	77	39
2	10	161	49	24	122	25
1	3	33	12	5	29	6
—	1	14	5	2	12	2
1	3	36	13	6	30	6
1	3	26	10	5	20	5
5	14	37	29	56	107	48
11	18	123	49	36	126	38
1	2	26	9	4	19	3
41	44	45	44	48	50	62
—	—	9	—	3	13	—
—	—	—	—	4	15	9
254	621	5,926	2,656	1,564	6,953	1,625
(121)	(222)	(731)	(63)	(445)	(2,182)	(468)
133	399	5,195	2,593	1,119	4,771	1,157
759	2,016	30,121	11,927	5,739	30,418	8,008
7	(6,435)	(50,793)	(8,488)	(3,680)	(35,401)	(2,747)
—	(1)	(2,147)	—	(716)	(1,025)	(1)
—	—	9,723	—	3,051	13,341	44
(93)	(405)	8,554	(2,186)	855	20,312	—
—	—	—	—	—	466	—
—	—	1,828	148	126	(10,607)	(153)
(2,834)	(10,307)	(192,076)	(86,757)	(21,835)	(63,443)	(7,446)
—	—	27	—	1	29	(1)
—	—	(398)	—	(1)	(381)	43
—	—	(992)	—	(44)	—	—
62	287	821	(1,540)	336	2,164	—
—	—	—	—	—	183	—
—	—	(836)	(81)	(143)	(5,089)	—
(2,858)	(16,861)	(226,289)	(98,904)	(22,050)	(79,451)	(10,261)
$(2,099)	$(14,845)	$(196,168)	$(86,977)	$(16,311)	$(49,033)	$(2,253)

See notes to financial statements.

Annual Report   117

Statements of Operations continued

Period ended October 31, 2022

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 41,594	$ 2,302	$ 1,686
Interest from affiliated investments	—	—	—
Dividend income	505	—	—
Dividend income from affiliated investment (Note 2)	156	4	18
Income from securities lending	115	—	—
Foreign tax withholdings	—	—	—
Investment Income	42,370	2,306	1,704
EXPENSES:
Investment advisory fees (Note 3)	2,457	357	226
Administration fees (Note 3)	1,053	167	113
Shareholder servicing fees	168	105	110
Distribution fees (Note 3)	—	—	—
Custodian fees	40	—	21
Transfer agent fees	57	19	18
Registration and filing fees	26	2	20
Trustee fees and expenses	108	13	8
Printing and mailing costs	35	3	2
Loan commitment fees	9	2	1
Legal fees	19	3	2
Publication expense	15	2	2
Pricing fees	39	14	31
Fund accounting fees	99	22	17
Insurance	11	2	2
Audit fees	50	41	45
Interest expense	—	—	—
Other expenses	30	2	—
Gross Expenses	4,216	754	618
Expense subsidy (Note 3)	(125)	(252)	(219)
Net Expenses	4,091	502	399
Net Investment Income	38,279	1,804	1,305
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(20,515)	(2,224)	(1,084)
Foreign currency transactions	—	—	(6)
Forward foreign exchange contracts	436	—	458
Futures contracts	—	25	206
Swap contracts	943	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	(96,977)	(10,407)	(4,020)
Translation of assets and liabilities in foreign currencies	66	—	—
Forward foreign exchange contracts	179	—	(13)
Affiliated Investments	—	—	—
Futures contracts	—	63	(323)
Swap contracts	(927)	—	—
Net Realized and Unrealized Losses	(116,795)	(12,543)	(4,782)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(78,516)	$(10,739)	$(3,477)

See notes to financial statements.

118   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$5,954	$55,595	$2,355	$2,748	$1,346
133	—	—	36	—
82	—	—	—	41,389
—	246	13	—	593
2	74	—	15	63
(5)	(193)	(54)	(1)	(976)

6,166	55,722	2,314	2,798	42,415

813	3,800	216	406	7,796
407	1,267	54	76	2,339
139	294	1	—	403
—	90	—	—	50
48	103	18	27	117
41	190	21	25	154
34	97	30	36	62
40	153	8	7	224
8	41	2	1	51
3	11	1	1	20
9	24	2	2	51
7	19	2	2	36
63	31	14	20	4
49	84	8	17	197
6	20	—	2	34
44	50	42	50	41
4	5	—	—	12
9	—	—	1	—

1,724	6,279	419	673	11,591
(50)	(200)	(84)	(233)	(931)

1,674	6,079	335	440	10,660

4,492	49,643	1,979	2,358	31,755

(20,054)	(72,018)	(6,664)	(2,563)	39,960
(2,804)	(1,164)	(189)	(4)	(1,009)
26,502	14,484	(137)	29	12,575
(1,059)	(124)	27	65	6,256
661	745	4	(55)	—
(44,122)	(241,999)	(3,291)	(9,387)	(141,060)
(2)	(326)	(29)	—	(142)
(1,241)	1,307	320	23	2,833
(141)	—	—	—	—
(551)	—	73	(19)	—
(221)	(1,249)	(32)	(19)	—

(43,032)	(300,344)	(9,918)	(11,930)	(80,587)

$(38,540)	$(250,701)	$(7,939)	$(9,572)	$(48,832)

See notes to financial statements.

Annual Report   119

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$3,623	$41	$22,532	$12,045
Net realized gains (losses)	—	3	1,042	1,324
Change in net unrealized appreciation/(depreciation)	—	—	(33,306)	(2,158)
Change in Net Assets Resulting from Operations	3,623	44	(9,732)	11,211

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(3,614)	(55)	(7,308)	(9,551)
SI Class	—	—	(16,901)	(2,189)
Adviser Class	—	—	—	—
Return of capital:
Investor Class	—	—	—	—
SI Class	—	—	—	—
Adviser Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(3,614)	(55)	(24,209)	(11,740)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	51,666,255	34,468,408	381,073	1,543,584
SI Class	—	—	499,194	1,476,441
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	784	18	7,202	9,292
SI Class	—	—	15,743	2,008
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(51,691,871)	(34,319,254)	(681,736)	(1,922,548)
SI Class	—	—	(564,780)	(78,229)
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	(24,832)	149,172	(343,304)	1,030,548
Total Change in Net Assets	(24,823)	149,161	(377,245)	1,030,019

NET ASSETS:
Beginning of period	500,758	351,597	2,249,533	1,219,514
End of period	$475,935	$500,758	$1,872,288	$2,249,533

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	500,749	351,577	89,467	128,347
Shares sold	51,666,255	34,468,408	40,289	391,996
Shares issued in reinvestment of distributions	784	18	765	975
Shares redeemed	(51,691,871)	(34,319,254)	(72,171)	(431,851)
Change in shares outstanding	(24,832)	149,172	(31,117)	(38,880)
Outstanding shares at end of period	475,917	500,749	58,350	89,467

SI Class:
Outstanding shares at beginning of period	—	—	146,939	—
Shares sold	—	—	52,796	154,939
Shares issued in reinvestment of distributions	—	—	1,674	211
Shares redeemed	—	—	(59,869)	(8,211)
Change in shares outstanding	—	—	(5,399)	146,939
Outstanding shares at end of period	—	—	141,540	146,939

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	540,566	1,494,841
Sale of investments (excluding government)	—	—	941,133	790,961
Purchase of government securities	—	—	15,950	177,278
Sale of government securities	—	—	107,732	170,329

See notes to financial statements.

120   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2022	2021	2022	2021	2022	2021	2022	2021

$20,237	$13,363	$759	$542	$2,016	$1,561	$30,121	$25,970
(15,897)	8,975	(86)	369	(6,841)	330	(32,835)	5,151
(72,032)	(9,127)	(2,772)	(993)	(10,020)	(2,901)	(193,454)	(17,951)
(67,692)	13,211	(2,099)	(82)	(14,845)	(1,010)	(196,168)	13,170

(20,441)	(28,656)	(841)	(781)	(3,254)	(3,205)	(8,172)	(18,665)
(3,463)	—	—	—	—	—	(17,514)	(30,656)
—	—	—	—	—	—	(783)	(1,672)

(2,060)	—	—	—	—	—	(1,866)	—
(349)	—	—	—	—	—	(3,998)	—
—	—	—	—	—	—	(179)	—
(26,313)	(28,656)	(841)	(781)	(3,254)	(3,205)	(32,512)	(50,993)

353,267	647,944	39,514	9,313	35,137	14,145	39,492	117,230
372,753	—	—	—	—	—	28,066	169,622
—	—	—	—	—	—	3,532	7,881

21,063	27,285	818	742	2,844	2,881	7,998	16,079
3,797	—	—	—	—	—	21,508	30,652
—	—	—	—	—	—	960	1,670

(996,476)	(588,689)	(12,797)	(27,676)	(30,652)	(33,307)	(89,792)	(298,592)
(41,341)	—	—	—	—	—	(121,607)	(103,427)
—	—	—	—	—	—	(19,458)	(7,578)
(286,937)	86,540	27,535	(17,621)	7,329	(16,281)	(129,301)	(66,463)
(380,942)	71,095	24,595	(18,484)	(10,770)	(20,496)	(357,981)	(104,286)

1,604,077	1,532,982	28,876	47,360	102,013	122,509	1,289,515	1,393,801
$1,223,135	$1,604,077	$53,471	$28,876	$91,243	$102,013	$931,534	$1,289,515

158,480	150,001	2,807	4,491	11,191	12,940	37,762	52,925
35,825	220,128	4,140	891	4,334	1,506	4,000	10,684
2,146	2,680	85	71	341	309	812	1,457
(101,266)	(214,329)	(1,283)	(2,646)	(3,652)	(3,564)	(9,057)	(27,304)
(63,295)	8,479	2,942	(1,684)	1,023	(1,749)	(4,245)	(15,163)
95,185	158,480	5,749	2,807	12,214	11,191	33,517	37,762

—	—	—	—	—	—	76,964	68,256
37,859	—	—	—	—	—	2,905	15,389
394	—	—	—	—	—	2,190	2,788
(4,275)	—	—	—	—	—	(12,315)	(9,469)
33,978	—	—	—	—	—	(7,220)	8,708
33,978	—	—	—	—	—	69,744	76,964

—	—	—	—	—	—	4,301	4,122
—	—	—	—	—	—	349	719
—	—	—	—	—	—	97	152
—	—	—	—	—	—	(2,033)	(692)
—	—	—	—	—	—	(1,587)	179
—	—	—	—	—	—	2,714	4,301

272,425	937,870	—	1,383	—	—	147,389	619,825
673,106	824,656	246	1,423	—	30	256,445	607,619
1,020,522	1,264,868	30,326	6,326	35,537	43,599	436,628	555,185
925,811	1,325,352	10,847	23,006	34,682	62,491	413,370	567,992

See notes to financial statements.

Annual Report   121

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$11,927	$11,723	$5,739	$4,385
Net realized gains (losses)	(10,526)	11,316	(364)	2,119
Change in net unrealized appreciation/(depreciation)	(88,378)	(8,355)	(21,686)	162
Change in Net Assets Resulting from Operations	(86,977)	14,684	(16,311)	6,666
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(22,405)	(18,726)	(5,470)	(3,013)
SI Class	(1,247)	—	(2,083)	(1,423)
Return of capital:
Investor Class	(80)	—	—	—
SI Class	(4)	—	—	—
Change in Net Assets from Distributions to Shareholders	(23,736)	(18,726)	(7,553)	(4,436)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	89,246	117,961	14,018	97,650
SI Class	135,526	—	4,594	10,026
Reinvestment of distributions:
Investor Class	21,138	17,618	5,345	2,937
SI Class	1,251	—	2,083	1,412
Cost of fund shares redeemed:
Investor Class	(247,290)	(151,353)	(36,322)	(38,779)
SI Class	(2,876)	—	(804)	(12,150)
Change in Net Assets from Capital Transactions	(3,005)	(15,774)	(11,086)	61,096
Total Change in Net Assets	(113,718)	(19,816)	(34,950)	63,326
NET ASSETS:
Beginning of period	460,135	479,951	197,541	134,215
End of period	$346,417	$460,135	$162,591	$197,541

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	38,478	39,873	14,142	8,260
Shares sold	8,358	48,018	1,401	9,298
Shares issued in reinvestment of distributions	1,923	1,462	542	280
Shares redeemed	(24,343)	(50,875)	(3,682)	(3,696)
Change in shares outstanding	(14,062)	(1,395)	(1,739)	5,882
Outstanding shares at end of period	24,416	38,478	12,403	14,142

SI Class:
Outstanding shares at beginning of period	—	—	4,739	4,802
Shares sold	13,810	—	481	953
Shares issued in reinvestment of distributions	133	—	212	135
Shares redeemed	(307)	—	(80)	(1,151)
Change in shares outstanding	13,636	—	613	(63)
Outstanding shares at end of period	13,636	—	5,352	4,739

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	124,626	226,009	44,883	130,115
Sale of investments (excluding government)	143,324	238,992	54,688	87,752
Purchase of government securities	—	2,028	15,451	65,804
Sale of government securities	713	1,267	21,548	58,866

See notes to financial statements.

122   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Social Impact Fund
2022	2021	2022	2021	2022	2021	2022	2021

$30,418	$20,225	$8,008	$3,406	$38,279	$30,599	$1,804	$1,083
(12,914)	9,175	(2,857)	1,074	(19,136)	27,141	(2,199)	32
(66,537)	(70)	(7,404)	1,707	(97,659)	8,997	(10,344)	273
(49,033)	29,330	(2,253)	6,187	(78,516)	66,737	(10,739)	1,388

(3,267)	(2,879)	(1,047)	(565)	(24,168)	(30,997)	(1,857)	(2,187)
(19,551)	(18,338)	(7,011)	(2,841)	(14,520)	—	—	—

(1,419)	—	(2)	(12)	(59)	—	—	—
(8,496)	—	(11)	(61)	(35)	—	—	—
(32,733)	(21,217)	(8,071)	(3,479)	(38,782)	(30,997)	(1,857)	(2,187)

32,136	58,149	4,264	2,838	264,796	284,884	86,452	29,318
114,645	226,113	24,608	126,996	492,257	—	—	—
4,630	2,852	1,021	558	20,715	29,357	1,395	1,720
24,881	17,461	3,250	2,337	7,872	—	—	—
(52,012)	(43,642)	(545)	(3,032)	(720,765)	(134,774)	(21,299)	(6,574)
(289,321)	(57,788)	(64,817)	(8,454)	(110,135)	—	—	—
(165,041)	203,145	(32,219)	121,243	(45,260)	179,467	66,548	24,464
(246,807)	211,258	(42,543)	123,951	(162,558)	215,207	53,952	23,665

1,029,954	818,696	191,126	67,175	740,403	525,196	87,753	64,088
$783,147	$1,029,954	$148,583	$191,126	$577,845	$740,403	$141,705	$87,753

15,064	13,340	2,094	2,058	107,757	81,419	8,366	6,056
3,316	5,770	431	287	41,513	41,743	8,757	2,767
484	283	107	57	3,211	4,298	142	163
(5,425)	(4,329)	(56)	(308)	(113,437)	(19,703)	(2,161)	(620)
(1,625)	1,724	482	36	(68,713)	26,338	6,738	2,310
13,439	15,064	2,576	2,094	39,044	107,757	15,104	8,366

87,581	69,145	17,183	5,003	—	—	—	—
11,904	22,434	2,509	12,795	77,662	—	—	—
2,597	1,733	336	236	1,325	—	—	—
(30,250)	(5,731)	(6,771)	(851)	(18,585)	—	—	—
(15,749)	18,436	(3,926)	12,180	60,402	—	—	—
71,832	87,581	13,257	17,183	60,402	—	—	—

800,243	996,183	58,576	165,009	466,333	621,428	140,927	88,652
834,488	817,953	108,824	43,497	481,125	452,665	87,255	77,538
125,452	68,533	—	—	—	—	12,032	10,009
227,712	31,805	—	—	—	—	5,838	8,141

See notes to financial statements.

Annual Report   123

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,305	$1,002	$4,492	$3,190
Net realized gains (losses)	(426)	734	3,246	6,121
Change in net unrealized appreciation/(depreciation)	(4,356)	(670)	(46,278)	(8,456)
Change in Net Assets Resulting from Operations	(3,477)	1,066	(38,540)	855

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(1,648)	(1,029)	(4,924)	(5,601)
SI Class	—	—	(5,554)	(445)
Adviser Class	—	—	—	—
Return of capital:
Investor Class	(128)	—	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,776)	(1,029)	(10,478)	(6,046)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	13,141	26,922	13,857	147,369
SI Class	—	—	46,245	127,091
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	1,769	1,024	4,879	5,572
SI Class	—	—	5,554	445
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(21,442)	(38,069)	(83,995)	(151,242)
SI Class	—	—	(4,492)	(125)
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	(6,532)	(10,123)	(17,952)	129,110
Total Change in Net Assets	(11,785)	(10,086)	(66,970)	123,919
NET ASSETS:
Beginning of period	86,225	96,311	303,993	180,074
End of period	$74,440	$86,225	$237,023	$303,993

FUND SHARES OF BENEFICIAL INTEREST:

Investor Class:
Outstanding shares at beginning of period	8,535	9,534	19,469	19,306
Shares sold	1,360	2,649	1,657	47,100
Shares issued in reinvestment of distributions	181	101	556	599
Shares redeemed	(2,170)	(3,749)	(9,648)	(47,536)
Change in shares outstanding	(629)	(999)	(7,435)	163
Outstanding shares at end of period	7,906	8,535	12,034	19,469

SI Class:
Outstanding shares at beginning of period	—	—	13,707	—
Shares sold	—	—	5,173	13,672
Shares issued in reinvestment of distributions	—	—	644	48
Shares redeemed	—	—	(537)	(13)
Change in shares outstanding	—	—	5,280	13,707
Outstanding shares at end of period	—	—	18,987	13,707

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	27,704	42,078	65,418	234,491
Sale of investments (excluding government)	40,620	53,077	94,707	122,217
Purchase of government securities	62,248	104,198	74,590	55,314
Sale of government securities	58,806	106,826	62,291	28,062

See notes to financial statements.

124   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2022	2021	2022	2021	2022	2021	2022	2021

$49,643	$52,924	$1,979	$4,507	$2,358	$2,203	$31,755	$32,265
(58,077)	13,114	(6,959)	(3,353)	(2,528)	693	57,782	279,970
(242,267)	(2,534)	(2,959)	5,172	(9,402)	(82)	(138,369)	179,647
(250,701)	63,504	(7,939)	6,326	(9,572)	2,814	(48,832)	491,882

(19,706)	(15,708)	(152)	—	(485)	(210)	(92,547)	(9,418)
(28,282)	(34,219)	(61)	—	(2,374)	(1,978)	(215,926)	(20,044)
(1,969)	(3,028)	—	—	—	—	(3,674)	(260)
—	—	(1,264)	(4,517)	—	—	—	—
—	—	(508)	—	—	—	—	—
(49,957)	(52,955)	(1,985)	(4,517)	(2,859)	(2,188)	(312,147)	(29,722)

336,167	162,204	1,467	2,422	15,875	2,023	64,652	118,262
190,569	129,433	27,321	—	10,000	8,752	153,129	272,917
17,862	37,259	—	—	—	—	6,297	7,560

16,121	13,619	1,347	3,722	275	210	88,284	7,718
23,940	29,305	569	—	1,969	1,827	184,782	18,708
1,887	2,927	—	—	—	—	3,611	258

(192,879)	(180,948)	(33,430)	(92,614)	(170)	(916)	(106,218)	(221,646)
(164,665)	(285,828)	—	—	(22,412)	(2,298)	(380,893)	(283,148)
(49,028)	(28,224)	—	—	—	—	(5,921)	(5,859)
179,974	(120,253)	(2,726)	(86,470)	5,537	9,598	7,723	(85,230)
(120,684)	(109,704)	(12,650)	(84,661)	(6,894)	10,224	(353,256)	376,930

885,738	995,442	43,551	128,212	53,413	43,189	1,790,380	1,413,450
$765,054	$885,738	$30,901	$43,551	$46,519	$53,413	$1,437,124	$1,790,380

21,308	21,749	7,613	21,947	511	385	25,248	30,281
30,136	12,036	323	394	1,865	194	3,692	5,941
1,492	1,013	262	611	30	20	4,836	394
(17,845)	(13,490)	(7,230)	(15,339)	(19)	(88)	(5,834)	(11,368)
13,783	(441)	(6,645)	(14,334)	1,876	126	2,694	(5,033)
35,091	21,308	968	7,613	2,387	511	27,942	25,248

41,370	50,931	—	—	4,725	3,929	58,007	57,334
17,478	9,599	6,139	—	980	839	8,666	13,718
2,201	2,183	129	—	212	177	10,121	950
(15,077)	(21,343)	—	—	(2,419)	(220)	(21,013)	(13,995)
4,602	(9,561)	6,268	—	(1,227)	796	(2,226)	673
45,972	41,370	6,268	—	3,498	4,725	55,781	58,007

4,898	4,023	—	—	—	—	936	845
1,579	2,761	—	—	—	—	346	381
169	218	—	—	—	—	198	13
(4,216)	(2,104)	—	—	—	—	(333)	(303)
(2,468)	875	—	—	—	—	211	91
2,430	4,898	—	—	—	—	1,147	936

563,104	612,131	21,716	35,044	46,330	49,190	1,439,464	1,557,743
405,314	741,546	24,539	119,272	42,682	41,007	1,734,373	1,602,495
—	—	—	—	—	—	—	—
—	—	—	—	1,192	18	—	—

See notes to financial statements.

Annual Report   125

Notes to Financial Statements

October 31, 2022

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains 18 Funds. The Payden/Kravitz Cash Balance Plan Fund is contained in a separate report. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

126   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Social Impact Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and

Annual Report   127

Notes to Financial Statements continued

bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/ or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

128   Payden Mutual Funds

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the

Annual Report   129

Notes to Financial Statements continued

underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2022 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Foreign currency[1,2]	3,477	(97)

Low Duration
Interest rate[3]	4,979	(9,650)
Foreign currency[1,2]	767	(7)

Total	5,746	(9,657)

U.S. Government
Interest rate[3]	99	(98)

GNMA
Interest rate[3]	233	(80)

Core Bond
Credit[3]	—	(2,190)
Interest rate[3]	10,043	(8,919)
Foreign currency[1,2]	1,412	(57)

Total	11,455	(11,166)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Corporate Bond
Interest rate[3]	2,068	(3,845)

Strategic Income
Credit[3]	—	(338)
Interest rate[3]	1,414	(1,054)
Foreign currency[1,2]	388	(9)

Total	1,802	(1,401)

Absolute Return Bond
Credit[3]	—	(1,678)
Equity[4]	58	—
Interest rate[3]	6,250	(7,087)
Foreign currency[1,2]	1,951	(91)

Total	8,259	(8,856)

Floating Rate
Foreign currency[1,2]	43	—

High Income
Interest rate[3]	50	(345)
Foreign currency[1,2]	163	(3)

Total	213	(348)

Global Low Duration
Interest rate[3]	154	(521)
Foreign currency[1,2]	49	(1)

Total	203	(522)

Global Fixed Income
Credit[3]	—	(556)
Interest rate[3]	1,252	(1,892)
Foreign currency[1,2]	763	(474)

Total	2,015	(2,922)

Emerging Markets Bond
Credit[3]	—	(283)
Interest rate[3]	1,097	(2,067)
Foreign currency[1,2]	4,044	(541)

Total	5,141	(2,891)

Emerging Markets Local Bond
Interest rate[3]	77	(36)
Foreign currency[1,2]	255	(229)

Total	332	(265)

Emerging Markets Corporate Bond
Credit[3]	17	(29)
Interest rate[3]	136	(159)
Foreign currency[1,2]	12	(4)

Total	165	(192)

Equity Income
Foreign currency[1,2]	3,632	(578)

Statement of Assets and Liabilities

1	Receivable for forward currency contracts.
2	Payable for forward currency contracts.
3

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

4	Includes options purchased at fair value as reported in the Schedule of Investments.

130   Payden Mutual Funds

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2022 (000s)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$4,492	—	—	—	$4,492
Foreign exchange	—	$2,650	—	—	2,650

Total	4,492	2,650	—	—	7,142

Low Duration
Interest rate	3,780	—	—	$(46)	3,734
Foreign exchange	—	2,914	—	—	2,914

Total	3,780	2,914	—	(46)	6,648

U.S. Government
Interest rate	(93)	—	—	—	(93)

Total	(93)	—	—	—	(93)

GNMA
Interest rate	(405)	—	—	—	(405)

Total	(405)	—	—	—	(405)

Core Bond
Credit	—	—	—	1,684	1,684
Interest rate	8,554	—	—	144	8,698
Foreign exchange	—	9,723	—	—	9,723

Total	8,554	9,723	—	1,828	20,105

Corporate Bond
Credit	—	—	—	148	148
Interest rate	(2,186)	—	—	—	(2,186)

Total	(2,186)	—	—	148	(2,038)

Strategic Income
Credit	—	—	—	131	131
Interest rate	855	—	—	(5)	850
Foreign exchange	—	3,051	—	—	3,051

Total	855	3,051	—	126	4,032

Absolute Return Bond
Credit	—	—	—	3,108	3,108
Equity	—	—	$466	—	466
Interest rate	20,312	—	—	(13,715)	6,597
Foreign exchange	—	13,341	—	—	13,341

Total	20,312	13,341	466	(10,607)	23,512

Floating Rate
Credit	—	—	—	(153)	(153)
Foreign exchange	—	44	—	—	44

Total	—	44	—	(153)	(109)

High Income
Credit	—	—	—	272	272
Interest rate	—	—	—	671	671
Foreign exchange	—	436	—	—	436

Total	—	436	—	943	1,379

California Municipal Social Impact
Interest rate	25	—	—	—	25

Total	25	—	—	—	25

Global Low Duration
Interest rate	206	—	—	—	206
Foreign exchange	—	458	—	—	458

Total	206	458	—	—	664

Global Fixed Income
Credit	—	—	—	317	317
Interest rate	(1,059)	—	—	344	(715)
Foreign exchange	—	26,502	—	—	26,502

Total	(1,059)	26,502	—	661	26,104

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Emerging Markets Bond
Credit	—	—	—	$722	$722
Interest rate	$(124)	—	—	23	(101)
Foreign exchange	—	$14,484	—	—	14,484

Total	(124)	14,484	—	745	15,105

Emerging Markets Local Bond
Interest rate	27	—	—	4	31
Foreign exchange	—	(137)	—	—	(137)

Total	27	(137)	—	4	(106)

Emerging Markets Corporate Bond
Credit	—	—	—	(54)	(54)
Interest rate	65	—	—	(1)	64
Foreign exchange	—	29	—	—	29

Total	65	29	—	(55)	39

Equity Income
Interest rate	6,256	—	—	—	6,256
Foreign exchange	—	12,575	—	—	12,575

Total	6,256	12,575	—	—	18,831

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2022 (000s)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Interest rate	$(639)	—	—	—	$(639)
Foreign exchange	—	$6,601	—	—	6,601

Total	(639)	6,601	—	—	5,962

Low Duration
Interest rate	(3,456)	—	—	$8	(3,448)
Foreign exchange	—	980	—	—	980

Total	(3,456)	980	—	8	(2,468)

U.S. Government
Interest rate	62	—	—	—	62

Total	62	—	—	—	62

GNMA
Interest rate	287	—	—	—	287

Total	287	—	—	—	287

Core Bond
Credit	—	—	—	(2,190)	(2,190)
Interest rate	821	—	—	1,354	2,175
Foreign exchange	—	(398)	—	—	(398)

Total	821	(398)	—	(836)	(413)

Corporate Bond
Interest rate	(1,540)	—	—	(81)	(1,621)

Total	(1,540)	—	—	(81)	(1,621)

Annual Report   131

Notes to Financial Statements continued

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Strategic Income
Credit	—	—	—	$(346)	$(346)
Interest rate	$336	—	—	203	539
Foreign exchange	—	$(1)	—	—	(1)

Total	336	(1)	—	(143)	192

Absolute Return Bond
Credit	—	—	—	(1,678)	(1,678)
Equity	—	—	$(76)	—	(76)
Interest rate	2,164	—	183	(3,411)	(1,064)
Foreign exchange	—	(381)	—	—	(381)

Total	2,164	(381)	107	(5,089)	(3,199)

Floating Rate
Foreign exchange	—	43	—	—	43

Total	—	43	—	—	43

High Income
Interest rate	—	—	—	(927)	(927)
Foreign exchange	—	179	—	—	179

Total	—	179	—	(927)	(748)

California Municipal Social Impact
Interest rate	63	—	—	—	63

Total	63	—	—	—	63

Global Low Duration
Interest rate	(323)	—	—	—	(323)
Foreign exchange	—	(13)	—	—	(13)

Total	(323)	(13)	—	—	(336)

Global Fixed Income
Credit	—	—	—	(556)	(556)
Interest rate	(551)	—	—	335	(216)
Foreign exchange	—	(1,241)	—	—	(1,241)

Total	(551)	(1,241)	—	(221)	(2,013)

Emerging Markets Bond
Credit	—	—	—	(283)	(283)
Interest rate	—	—	—	(966)	(966)
Foreign exchange	—	1,307	—	—	1,307

Total	—	1,307	—	(1,249)	58

Emerging Markets Local Bond
Interest rate	73	—	—	(32)	41
Foreign exchange	—	320	—	—	320

Total	73	320	—	(32)	361

Emerging Markets Corporate Bond
Credit	—	—	—	(12)	(11)
Interest rate	(19)	—	—	(7)	(27)
Foreign exchange	—	23	—	—	23

Total	(19)	23	—	(19)	(15)

Equity Income
Foreign exchange	—	2,833	—	—	2,833

Total	—	2,833	—	—	2,833

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2022 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	10%	0%	0%	0%
Low Duration	5%	0%	1%	0%
Core Bond	13%	1%	7%	0%
Strategic Income	22%	2%	11%	0%
Absolute Return Bond	20%	3%	21%	0%
Floating Rate	1%	1%	0%	0%
High Income	3%	1%	4%	0%
Global Low Duration	8%	0%	0%	0%
Global Fixed Income	95%	1%	1496%	0%
Emerging Markets Bond	16%	2%	3%	0%
Emerging Markets Local Bond	129%	0%	32%	0%
Emerging Markets Corporate Bond	3%	5%	0%	0%
Equity Income	14%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in

132   Payden Mutual Funds

the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2022, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Emerging Markets Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	$49	—
Forward Currency Contracts	4,044	$542

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,093	542

Derivatives not subject to a MNA	(68)	—

Total derivative assets and liabilities subject to a MNA	$4,025	$542

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2022 (000s):

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$340	$(88)	—	—	$253
BNP PARIBAS	611	(262)	—	—	349
HSBC Bank USA, N.A.	3,074	(192)	—	—	2,882

Total	$4,025	$(542)	—	—	$3,484

Annual Report   133

Notes to Financial Statements continued

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$88	$(88)	—	—	—
BNP PARIBAS	262	(262)	—	—	—
HSBC Bank USA, N.A.	192	(192)	—	—	—

Total	$542	$(542)	—	—	—

1	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
2	Net amount represents the net amount receivable from the counterparty in the event of default.
3	Net amount represents the net amount payable from the counterparty in the event of default.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

134   Payden Mutual Funds

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Social Impact Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2022, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2022, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Payden funds (except the Cash Reserves Money Market and California Municipal Social Impact Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations.

The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2021	Purchases	Sales	Dividends	Value October 31, 2022	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money
Market Fund
Limited Maturity	$19,586,290	$1,197,180,493	$1,203,844,046	$168,004	$12,922,737	—	—
Low Duration	13,067,645	939,377,637	946,793,391	165,342	5,651,891	—	—
U.S. Government	1,231,736	44,434,719	39,000,304	30,206	6,666,151	—	—
GNMA	1,645,850	59,579,464	58,961,220	30,448	2,264,094	—	—
Core Bond	9,491,781	441,778,198	445,727,019	57,989	5,542,960	—	—
Corporate Bond	9,317,672	126,812,222	125,101,206	62,620	11,028,688	—	—
Strategic Income	16,468,211	67,941,225	81,841,077	19,467	2,568,359	—	—
Absolute Return Bond	16,098,534	665,024,986	674,928,906	229,386	6,194,614	—	—
Floating Rate	18,414,477	97,540,337	113,152,879	49,623	2,801,935	—	—
High Income	63,684,041	441,482,201	465,890,261	155,368	39,275,981	—	—
California Municipal Social Impact	—	8,451,475	7,420,493	3,778	1,030,982	—	—
Global Low Duration	1,992,741	67,533,943	68,077,543	18,006	1,449,141	—	—
Global Fixed Income	6,442,301	105,559,286	107,419,361	50,182	4,582,226	—	—
Emerging Markets Bond	12,017,290	577,361,172	552,070,154	246,336	37,308,308	—	—
Emerging Markets Local Bond	131,850	23,382,129	21,596,975	13,473	1,917,004	—	—
Emerging Markets Corporate Bond	4,449,319	50,806,321	49,686,314	36,192	5,569,326	—	—
Equity Income	21,652,964	853,768,848	790,167,414	593,323	85,254,398	—	—
Investments in Payden Emerging Market Corporate Bond Fund
Core Bond	—	—	—	177,049	12,133,172	—	($991,829)
Strategic Income	—	—	—	$13,592	$806,122	—	($43,878)
Global Fixed Income	—	—	—	19,588	1,161,765	—	(63,235)
Investments in Floating Rate Fund — SI Class
Limited Maturity	$17,522,750	—	—	1,145,101	25,597,161	—	(1,425,589)
High Income	—	—	—	26,316	—	—	—
Global Fixed Income	1,455,286	—	—	63,009	1,377,534	—	(77,752)

Annual Report   135

Notes to Financial Statements continued

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2022.

Line of Credit

The Payden funds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Funds’ financial statements.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class
	Between $0-500 Million	Between $0.5-1 Billion	Between $1-2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
								FY 2020	FY 2021	FY 2022
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$425,137	$451,269	$579,372
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	0.20%	2,779,713	4,778,705	6,437,312
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	0.38%	1,421,862	1,319,206	1,569,409
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	127,100	128,799	121,161
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	0.45%	n/a	264,362	257,058	222,269
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	492,210	712,335	731,474
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	0.55%	56,398	22,954	62,485
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.65%	0.55%	334,464	386,478	444,614
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.47%	1,703,932	2,176,157	2,182,335
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.60%	204,662	298,845	467,767
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	0.55%	—	—	125,500
California Municipal Social Impact	0.32%	0.32%	0.25%	0.25%	0.80%	0.45%	n/a	174,738	170,982	252,084
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	178,826	199,680	218,903
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	0.55%	123,205	69,044	50,495
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	276,554	155,479	200,391
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	0.75%	—	55,435	84,368
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	213,678	218,452	233,153
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	732,844	779,256	930,686

136   Payden Mutual Funds

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2023 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds. The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 —Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

Annual Report   137

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Mortgage Backed	—	—	$4,642	—	—	—	$4,642
Repurchase Agreements	—	—	187,000	—	—	—	187,000
U.S. Government	—	—	154,885	—	—	—	154,885
U.S. Treasury	—	—	158,050	—	—	—	158,050
Investment Company	$3,574	—	—	—	—	—	3,574

Limited Maturity
Asset Backed	—	—	477,201	—	—	—	477,201
Commercial Paper	—	—	295,043	—	—	—	295,043
Corporate Bond	—	—	736,480	—	—	—	736,480
Mortgage Backed	—	—	114,223	—	—	—	114,223
U.S. Government	—	—	361,267	—	—	—	361,267
Investment Company	12,923	—	—	—	—	—	12,923
Investments Valued at NAV[1]	—	—	—	—	—	—	25,597

Low Duration
Asset Backed	—	—	287,828	—	—	—	287,828
Bank Loans	—	—	1,618	—	—	—	1,618
Commercial Paper	—	—	44,996	—	—	—	44,996
Corporate Bond	—	—	377,215	—	—	—	377,215
Mortgage Backed	—	—	133,124	—	—	—	133,124
Municipal	—	—	13,563	—	—	—	13,563
U.S. Government	—	—	364,335	—	—	—	364,335
Investment Company	5,652	—	—	—	—	—	5,652

U.S. Government
Mortgage Backed	—	—	26,140	—	—	—	26,140
U.S. Government	—	—	23,383	—	—	—	23,383
Investment Company	6,666	—	—	—	—	—	6,666

GNMA
Mortgage Backed	—	—	113,394	—	—	—	113,394
Investment Company	2,264	—	—	—	—	—	2,264

Core Bond
Asset Backed	—	—	81,970	—	—	—	81,970
Bank Loans	—	—	21,021	—	—	—	21,021
Corporate Bond	—	—	273,948	—	—	—	273,948
Foreign Government	—	—	29,249	—	—	—	29,249
Mortgage Backed	—	—	345,106	—	—	—	345,106
Municipal	—	—	37,583	—	—	—	37,583
U.S. Government	—	—	169,452	—	—	—	169,452
Investment Company	17,676	—	—	—	—	—	17,676

Corporate Bond
Asset Backed	—	—	14,147	—	—	—	14,147
Bank Loans	—	—	2,504	—	—	—	2,504
Corporate Bond	—	—	311,699	—	—	—	311,699
Foreign Government	—	—	1,527	—	—	—	1,527
Mortgage Backed	—	—	3,828	—	—	—	3,828
Municipal	—	—	2,729	—	—	—	2,729
Investment Company	11,029	—	—	—	—	—	11,029

138   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Strategic Income
Asset Backed	—	—	$24,337	—	—	—	$24,337
Bank Loans	—	—	4,801	—	—	—	4,801
Corporate Bond	—	—	64,172	—	—	—	64,172
Foreign Government	—	—	5,710	—	—	—	5,710
Mortgage Backed	—	—	20,733	—	—	—	20,733
Municipal	—	—	9,374	—	—	—	9,374
U.S. Government	—	—	29,317	—	—	—	29,317
Preferred Stock	$1,443	—	—	—	—	—	1,443
Investment Company	3,374	—	—	—	—	—	3,374

Absolute Return Bond
Asset Backed	—	—	224,979	—	—	—	224,979
Bank Loans	—	—	19,484	—	—	—	19,484
Commercial Paper	—	—	11,099	—	—	—	11,099
Corporate Bond	—	—	279,308	—	—	—	279,308
Foreign Government	—	—	39,565	—	—	—	39,565
Mortgage Backed	—	—	178,911	—	—	—	178,911
U.S. Government	—	—	6,994	—	—	—	6,994
Options Purchased	58	—	—	—	—	—	58
Common Stock	1,698	—	—	—	—	—	1,698
Preferred Stock	4,280	—	—	—	—	—	4,280
Investment Company	6,195	—	—	—	—	—	6,195

Floating Rate
Asset Backed	—	—	2,293	—	—	—	2,293
Bank Loans	—	—	107,545	—	—	—	107,545
Corporate Bond	—	—	11,301	—	—	—	11,301
Mortgage Backed	—	—	4,196	—	—	—	4,196
Preferred Stock	713	—	—	—	—	—	713
Investment Company	2,802	—	—	—	—	—	2,802

High Income
Asset Backed	—	—	10,521	—	—	—	10,521
Bank Loans	—	—	20,612	—	—	—	20,612
Corporate Bond	—	—	508,529	—	—	—	508,529
Mortgage Backed	—	—	17,018	—	—	—	17,018
Common Stock	4,938	—	—	—	—	—	4,938
Preferred Stock	2,244	—	—	—	—	—	2,244
Investment Company	39,276	—	—	—	—	—	39,276

California Municipal Social Impact
Municipal	—	—	132,931	—	—	—	132,931
U.S. Government	—	—	7,264	—	—	—	7,264
Investment Company	1,031	—	—	—	—	—	1,031

Global Low Duration
Asset Backed	—	—	13,658	—	—	—	13,658
Commercial Paper	—	—	5,638	—	—	—	5,638
Corporate Bond	—	—	25,986	—	—	—	25,986
Foreign Government	—	—	6,679	—	—	—	6,679
Mortgage Backed	—	—	6,037	—	—	—	6,037
Municipal	—	—	369	—	—	—	369
U.S. Government	—	—	14,717	—	—	—	14,717
Investment Company	1,449	—	—	—	—	—	1,449

Annual Report   139

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Fixed Income
Asset Backed	—	—	$22,754	—	—	—	$22,754
Bank Loans	—	—	4,882	—	—	—	4,882
Corporate Bond	—	—	50,728	—	—	—	50,728
Foreign Government	—	—	79,454	—	—	—	79,454
Mortgage Backed	—	—	39,027	—	—	—	39,027
U.S. Government	—	—	30,335	—	—	—	30,335
Investment Company	$5,744	—	—	—	—	—	5,744
Investments Valued at NAV[1]	—	—	—	—	—	—	1,378

Emerging Markets Bond
Corporate Bond	—	—	209,175	—	—	—	209,175
Foreign Government	—	—	513,019	—	—	—	513,019
Investment Company	37,308	—	—	—	—	—	37,308

Emerging Markets Local Bond
Corporate Bond	—	—	4,054	—	—	—	4,054
Foreign Government	—	—	25,314	—	—	—	25,314
Investment Company	1,917	—	—	—	—	—	1,917

Emerging Markets Corporate Bond
Bank Loans	—	—	1,321	—	—	—	1,321
Corporate Bond	—	—	38,995	—	—	—	38,995
Foreign Government	—	—	1,643	—	—	—	1,643
Investment Company	5,569	—	—	—	—	—	5,569

Equity Income
Corporate Bond	—	—	13,747	—	—	—	13,747
Common Stock	1,312,180	—	—	—	—	—	1,312,180
Preferred Stock	2,176	—	—	—	—	—	2,176
Real Estate Investment Trust	34,900	—	—	—	—	—	34,900
Investment Company	85,254	—	—	—	—	—	85,254

1	As of October 31, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

140   Payden Mutual Funds

	Other Financial Instruments[1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$3,477	$(97)	—	—	$3,380

Low Duration
Forward currency contracts	—	—	767	(7)	—	—	760
Futures	4,979	(9,650)	—	—	—	—	(4,671)

U.S. Government
Futures	99	(98)	—	—	—	—	1

GNMA
Futures	233	(80)	—	—	—	—	153

Core Bond
Forward currency contracts	—	—	1,412	(57)	—	—	1,355
Futures	8,063	(6,535)	—	—	—	—	1,528
Swaps	—	—	1,980	(4,574)	—	—	(2,594)

Corporate Bond
Futures	2,068	(3,845)	—	—	—	—	(1,777)

Strategic Income
Forward currency contracts	—	—	388	(9)	—	—	379
Futures	1,089	(659)	—	—	—	—	430
Swaps	—	—	325	(733)	—	—	(408)

Absolute Return Bond
Forward currency contracts	—	—	1,951	(91)	—	—	1,860
Futures	6,250	(1,331)	—	—	—	—	4,919
Swaps	—	—	—	(7,434)	—	—	(7,434)

Floating Rate
Forward currency contracts	—	—	43	—	—	—	43

High Income
Forward currency contracts	—	—	163	(3)	—	—	160
Swaps	—	—	50	(345)	—	—	(295)

Global Low Duration
Forward currency contracts	—	—	49	(1)	—	—	48
Futures	154	(521)	—	—	—	—	(367)

Global Fixed Income
Forward currency contracts	—	—	763	(474)	—	—	289
Futures	984	(1,401)	—	—	—	—	(417)
Swaps	—	—	268	(1,047)	—	—	(779)

Emerging Markets Bond
Forward currency contracts	—	—	4,044	(541)	—	—	3,503
Swaps	—	—	1,097	(2,350)	—	—	(1,253)

Emerging Markets Local Bond
Forward currency contracts	—	—	255	(229)	—	—	26
Futures	73	—	—	—	—	—	73
Swaps	—	—	4	(36)	—	—	(32)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	12	(4)	—	—	8
Futures	123	(142)	—	—	—	—	(19)
Swaps	—	—	30	(46)	—	—	(16)

Equity Income
Forward currency contracts	—	—	3,632	(578)	—	—	3,054

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Annual Report   141

Notes to Financial Statements continued

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2022, primarily attributable to investments in partnerships were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Distributable Earnings	Increase/ (Decrease) Paid in Capital
Equity Income	$1	$(1)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Fund used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2022: Limited Maturity ($2,194).

At October 31, 2022, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

Total
Low Duration	$16,064
U.S. Government	7,485
GNMA	45,420
Core Bond	25,537
Corporate Bond	12,080
Absolute Return Bond	4,483
Floating Rate	6,242
High Income	22,035
California Municipal Social Impact	2,225
Global Low Duration	556
Global Fixed Income	14,238
Emerging Markets Bond	80,191
Emerging Markets Local Bond	24,463
Emerging Markets Corporate Bond	2,396

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2021				2022

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$55	—	—	—	$3,614	—	—
Limited Maturity	—	11,740	—	—	—	24,209	—	—
Low Duration	—	25,856	$2,800	—	—	19,049	$4,855	$2,409
U.S. Government	—	781	—	—	—	839	—	2
GNMA	—	3,205	—	—	—	3,254	—	—
Core Bond	—	40,659	10,334	—	—	25,475	993	6,043
Corporate Bond	—	14,748	3,979	—	—	12,811	10,841	84
Strategic Income	—	4,436	—	—	—	6,419	1,134	—
Absolute Return Bond	—	21,217	—	—	—	19,564	3,252	9,915
Floating Rate	—	3,406	—	$73	—	8,058	—	13
High Income	—	30,997	—	—	—	38,688	—	94
California Municipal Social Impact	$1,083	998	106	—	$1,855	2	—	—
Global Low Duration	—	1,029	—	—	—	1,366	282	128
Global Fixed Income	—	5,534	512	—	—	9,721	757	—
Emerging Markets Bond	—	52,955	—	—	—	49,957	—	—
Emerging Markets Local Bond	—	—	—	4,517	—	213	—	1,772
Emerging Markets Corporate Bond	—	2,188	—	—	—	2,859	—	—
Equity Income	—	29,722	—	—	—	132,427	179,721	—

142   Payden Mutual Funds

At October 31, 2022, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$508,151	—	—	—
Limited Maturity	2,062,057	$242	$(36,207)	$(35,965)
Low Duration	1,292,574	4,796	(72,950)	(68,154)
U.S. Government	59,412	7	(3,230)	(3,223)
GNMA	128,138	95	(12,422)	(12,327)
Core Bond	1,160,861	6,589	(191,187)	(184,598)
Corporate Bond	410,168	1,898	(66,380)	(64,482)
Strategic Income	183,261	1,060	(20,678)	(19,618)
Absolute Return Bond	836,902	16,847	(81,854)	(65,007)
Floating Rate	136,173	445	(7,726)	(7,281)
High Income	680,783	4,524	(82,231)	(77,707)
California Municipal Social Impact	149,149	58	(7,981)	(7,923)
Global Low Duration	78,028	380	(4,196)	(3,816)
Global Fixed Income	282,582	2,209	(51,428)	(49,219)
Emerging Markets Bond	1,059,416	9,490	(307,575)	(298,085)
Emerging Markets Local Bond	39,748	481	(8,936)	(8,455)
Emerging Markets Corporate Bond	56,591	142	(9,231)	(9,089)
Equity Income	1,277,671	198,182	(24,636)	173,546

At October 31, 2022, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	$972	—	—	$(959)	—	$13
Limited Maturity	167	$4,289	—	(198)	$(35,964)	(31,706)
Low Duration	—	—	$(16,064)	(148)	(68,154)	(84,366)
U.S. Government	—	—	(7,485)	(1)	(3,222)	(10,708)
GNMA	65	—	(45,420)	(25)	(12,327)	(57,707)
Core Bond	—	—	(25,537)	—	(184,598)	(210,135)
Corporate Bond	—	—	(12,080)	—	(64,482)	(76,562)
Strategic Income	—	265	—	—	(19,619)	(19,354)
Absolute Return Bond	—	—	(4,483)	—	(65,007)	(69,490)
Floating Rate	—	—	(6,243)	—	(7,281)	(13,524)
High Income	—	—	(22,035)	—	(77,707)	(99,742)
California Municipal Social Impact	66	—	(2,225)	(66)	(7,923)	(10,148)
Global Low Duration	—	—	(556)	—	(3,816)	(4,372)
Global Fixed Income	14,644	—	(14,238)	—	(49,219)	(48,813)
Emerging Markets Bond	13,987	—	(80,191)	—	(298,085)	(364,289)
Emerging Markets Local Bond	—	—	(24,463)	—	(8,455)	(32,918)
Emerging Markets Corporate Bond	6	—	(2,396)	—	(9,089)	(11,479)
Equity Income	2,855	59,720	—	—	173,546	236,121

6. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Annual Report   143

Financial Highlights

	Payden Cash Reserves Money Market Fund
	2022	2021		2020		2019		2018
Net asset value — beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00

Income from investment activities:
Net investment income	0.01	0.00	(1)	0.01		0.02		0.01
Net realized and unrealized gain	0.00 (1)	0.00	(1)	0.00	(1)	—		—

Total from investment activities	0.01	0.00		0.01		0.02		0.01

Distributions to shareholders:
From net investment income	(0.01)	(0.00	)(1)	(0.01)		(0.02)		(0.01)
From net realized gains	—	—		(0.00	)(1)	(0.00	)(1)	—

Total distributions to shareholders	(0.01)	(0.00	)(1)	(0.01)		(0.02)		(0.01)

Net asset value — end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total return	0.78%	0.02%		0.57%		2.10%		1.43%

Ratios/supplemental data:
Net assets, end of period (000s)	$475,935	$500,758		$351,597		$274,957		$329,996
Ratio of gross expense to average net assets	0.37%	0.38%		0.39%		0.38%		0.38%
Ratio of net expense to average net assets	0.18%	0.05%		0.23%		0.25%		0.25%
Ratio of investment income less gross expenses to average net assets	0.57%	(0.32)%		0.35%		1.94%		1.26%
Ratio of net investment income to average net assets	0.76%	0.01%		0.51%		2.07%		1.39%
Portfolio turnover rate	n/a	n/a		n/a		n/a		n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund — Investor Class
	2022	2021		2020		2019		2018
Net asset value — beginning of period	$9.51	$9.50		$9.49		$9.46		$9.48

Income (loss) from investment activities:
Net investment income	0.10	0.06		0.15		0.25		0.20
Net realized and unrealized gains (losses)	(0.14)	0.01		0.01		0.03		(0.02)

Total from investment activities	(0.04)	0.07		0.16		0.28		0.18

Distributions to shareholders:
From net investment income	(0.11)	(0.06)		(0.15)		(0.25)		(0.20)
From net realized gains	—	—		(0.00	)(1)	(0.00	)(1)	—

Total distributions to shareholders	(0.11)	(0.06)		(0.15)		(0.25)		(0.20)

Net asset value — end of period	$9.36	$9.51		$9.50		$9.49		$9.46

Total return	(0.41)%	0.75%		1.75%		2.99%		1.92%

Ratios/supplemental data:
Net assets, end of period (000s)	$546,444	$851,146		$1,219,514		$783,645		$784,821
Ratio of gross expense to average net assets	0.52%	0.49%		0.54%		0.55%		0.55%
Ratio of net expense to average net assets	0.25%	0.25%		0.25%		0.25%		0.25%
Ratio of investment income less gross expenses to average net assets	0.74%	0.41%		1.24%		2.29%		1.82%
Ratio of net investment income to average net assets	1.02%	0.64%		1.53%		2.59%		2.12%
Portfolio turnover rate	36%	60%		63%		74%		72%

The Fund commenced operations on April 29, 1994.

(1)  Amount is less than $0.005.

See notes to financial statements.

144   Payden Mutual Funds

	Payden Limited Maturity Fund — SI Class
	2022	2021
Net asset value — beginning of period	$9.52	$9.53

Income (loss) from investment activities:
Net investment income	0.10	0.02
Net realized and unrealized loss	(0.14)	(0.01)

Total from investment activities	(0.04)	0.01

Distributions to shareholders:
From net investment income	(0.11)	(0.02)

Net asset value — end of period	$9.37	$9.52

Total return	(0.36)%	0.11	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,325,844	$1,398,387
Ratio of gross expense to average net assets	0.53%	0.51	%(2)
Ratio of net expense to average net assets	0.20%	0.20	%(2)
Ratio of investment income less gross expenses to average net assets	0.79%	0.28	%(2)
Ratio of net investment income to average net assets	1.12%	0.59	%(2)
Portfolio turnover rate	36%	60	%(1)

The Class commenced operations on June 30, 2021.

(1) Not annualized.

(2) Annualized.

	Payden Low Duration Fund — Investor Class
	2022	2021	2020	2019		2018
Net asset value — beginning of period	$10.12	$10.22	$10.10	$9.91		$10.09

Income (loss) from investment activities:
Net investment income	0.13	0.18	0.18	0.24		0.22
Net realized and unrealized gains (losses)	(0.60)	0.00 (1)	0.12	0.19		(0.18)

Total from investment activities	(0.47)	0.18	0.30	0.43		0.04

Distributions to shareholders:
From net investment income	(0.14)	(0.19)	(0.18)	(0.24)		(0.22)
From net realized gains	(0.03)	(0.09)	—	—		—
Return of capital	(0.01)	—	—	(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.18)	(0.28)	(0.18)	(0.24)		(0.22)

Net asset value — end of period	$9.47	$10.12	$10.22	$10.10		$9.91

Total return	(4.65)%	0.84%	3.00%	4.39%		0.39%

Ratios/supplemental data:
Net assets, end of period (000s)	$901,416	$1,604,077	$1,532,982	$1,523,037		$1,212,308
Ratio of gross expense to average net assets	0.53%	0.51%	0.53%	0.54%		0.54%
Ratio of net expense to average net assets	0.43%	0.43%	0.43%	0.43%		0.43%
Ratio of investment income less gross expenses to average net assets	1.27%	0.75%	1.64%	2.27%		2.06%
Ratio of net investment income to average net assets	1.37%	0.83%	1.74%	2.38%		2.17%
Portfolio turnover rate	98%	138%	211%	166%		85%

The Fund commenced operations on December 31, 1993.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   145

Financial Highlights continued

	Payden Low Duration Fund —SI Class
	2022
Net asset value — beginning of period	$9.92

Income (loss) from investment activities:
Net investment income	0.12
Net realized and unrealized loss	(0.45)

Total from investment activities	(0.33)

Distributions to shareholders:
From net investment income	(0.11)
Return of capital	(0.01)

Net asset value — end of period	$9.47

Total return	(3.34	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$321,719
Ratio of gross expense to average net assets	0.55	%(2)
Ratio of net expense to average net assets	0.38	%(2)
Ratio of investment income less gross expenses to average net assets	1.72	%(2)
Ratio of net investment income to average net assets	1.88	%(2)
Portfolio turnover rate	98	%(1)

The Class commenced operations on February 28, 2022.

(1) Not annualized.

(2) Annualized.

	Payden U.S. Government Fund
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.29	$10.54	$10.35	$10.11	$10.42

Income (loss) from investment activities:
Net investment income	0.24 (1)	0.15 (1)	0.19 (1)	0.24 (1)	0.15 (1)
Net realized and unrealized gains (losses)	(0.97)	(0.18)	0.25	0.30	(0.24)

Total from investment activities	(0.73)	(0.03)	0.44	0.54	(0.09)

Distributions to shareholders:
From net investment income	(0.26)	(0.22)	(0.25)	(0.30)	(0.22)

Net asset value — end of period	$9.30	$10.29	$10.54	$10.35	$10.11

Total return	(7.14)%	(0.31)%	4.26%	5.36%	(0.86)%

Ratios/supplemental data:
Net assets, end of period (000s)	$53,471	$28,876	$47,360	$39,301	$37,678
Ratio of gross expense to average net assets	0.82%	0.77%	0.73%	0.73%	0.62%
Ratio of net expense to average net assets	0.43%	0.43%	0.43%	0.43%	0.41%
Ratio of investment income less gross expenses to average net assets	2.06%	1.10%	1.51%	2.00%	1.28%
Ratio of net investment income to average net assets	2.45%	1.44%	1.81%	2.30%	1.49%
Portfolio turnover rate	39%	22%	48%	49%	28%

The Class commenced operations on December 30, 1995.

(1) Based on average shares outstanding.

See notes to financial statements.

146   Payden Mutual Funds

	Payden GNMA Fund
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$9.12	$9.47	$9.42	$8.97	$9.49

Income (loss) from investment activities:
Net investment income	0.25	0.07	0.18	0.20	0.16
Net realized and unrealized gains (losses)	(1.59)	(0.15)	0.15	0.56	(0.38)

Total from investment activities	(1.34)	(0.08)	0.33	0.76	(0.22)

Distributions to shareholders:
From net investment income	(0.31)	(0.27)	(0.28)	(0.31)	(0.30)

Net asset value — end of period	$7.47	$9.12	$9.47	$9.42	$8.97

Total return	(15.01)%	(0.91)%	3.52%	8.63%	(2.34)%

Ratios/supplemental data:
Net assets, end of period (000s)	$91,243	$102,013	$122,509	$132,455	$159,393
Ratio of gross expense to average net assets	0.70%	0.69%	0.71%	0.69%	0.68%
Ratio of net expense to average net assets	0.45%	0.47%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.03%	1.15%	1.92%	2.51%	1.74%
Ratio of net investment income to average net assets	2.28%	1.38%	2.13%	2.70%	1.93%
Portfolio turnover rate	29%	28%	25%	18%	20%

The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund — Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.84		$11.13	$10.90	$10.20	$10.73

Income (loss) from investment activities:
Net investment income	0.26	(1)	0.21 (1)	0.26 (1)	0.33 (1)	0.31	(1)
Net realized and unrealized gains (losses)	(2.01)		0.09	0.25	0.71	(0.51)

Total from investment activities	(1.75)		0.30	0.51	1.04	(0.20)

Distributions to shareholders:
From net investment income	(0.28)		(0.42)	(0.28)	(0.32)	(0.33)
From net realized gains	(0.01)		(0.17)	—	—	—
Return of capital	(0.00	)(2)	—	—	(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.29)		(0.59)	(0.28)	(0.34)	(0.33)

Net asset value — end of period	$8.80		$10.84	$11.13	$10.90	$10.20

Total return	(16.43)%		1.15%	4.76%	10.36%	(1.88)%

Ratios/supplemental data:
Net assets, end of period (000s)	$294,877		$409,453	$589,061	$695,683	$604,289
Ratio of gross expense to average net assets	0.52%		0.51%	0.54%	0.53%	0.53%
Ratio of net expense to average net assets	0.52%		0.53%	0.53%	0.53%	0.53%
Ratio of investment income less gross expenses to average net assets	2.63%		1.93%	2.40%	3.10%	2.95%
Ratio of net investment income to average net assets	2.63%		1.92%	2.40%	3.10%	2.95%
Portfolio turnover rate	51%		88%	125%	86%	67%

The Fund commenced operations on December 31, 1993.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

Annual Report   147

Financial Highlights continued

	Payden Core Bond Fund — SI Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.83		$11.12	$10.89	$10.19	$10.66

Income (loss) from investment activities:
Net investment income	0.27	(1)	0.22 (1)	0.27 (1)	0.34 (1)	0.25	(1)
Net realized and unrealized gains (losses)	(2.01)		0.09	0.25	0.71	(0.43)

Total from investment activities	(1.74)		0.31	0.52	1.05	(0.18)

Distributions to shareholders:
From net investment income	(0.29)		(0.43)	(0.29)	(0.33)	(0.29)
From net realized gains	(0.01)		(0.17)	—	—	—
Return of capital	(0.00	)(2)	—	—	(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.30)		(0.60)	(0.29)	(0.35)	(0.29)

Net asset value — end of period	$8.79		$10.83	$11.12	$10.89	$10.19

Total return	(16.36)%		1.27%	4.88%	10.49%	(1.75	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$612,851		$833,563	$758,985	$323,935	$296,239
Ratio of gross expense to average net assets	0.52%		0.52%	0.54%	0.54%	0.53	%(4)
Ratio of net expense to average net assets	0.42%		0.42%	0.42%	0.54%	0.42	%(4)
Ratio of investment income less gross expenses to average net assets	2.64%		1.95%	2.37%	3.10%	3.03	%(4)
Ratio of net investment income to average net assets	2.74%		2.05%	2.48%	3.21%	3.14	%(4)
Portfolio turnover rate	51%		88%	125%	86%	67	%(3)

The Class commenced operations on January 22, 2018.

	Payden Core Bond Fund — Adviser Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$10.81		$11.10	$10.87	$10.17	$10.70

Income (loss) from investment activities:
Net investment income	0.23	(1)	0.19 (1)	0.24 (1)	0.30 (1)	0.28	(1)
Net realized and unrealized gains (losses)	(2.01)		0.08	0.25	0.72	(0.50)

Total from investment activities	(1.78)		0.27	0.49	1.02	(0.22)

Distributions to shareholders:
From net investment income	(0.25)		(0.39)	(0.26)	(0.30)	(0.31)
From net realized gains	(0.01)		(0.17)	—	—	—
Return of capital	(0.00	)(2)	—	—	(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.26)		(0.56)	(0.26)	(0.32)	(0.31)

Net asset value — end of period	$8.77		$10.81	$11.10	$10.87	$10.17

Total return	(16.70)%		0.92%	4.52%	10.13%	(2.12)%

Ratios/supplemental data:
Net assets, end of period (000s)	$23,806		$46,499	$45,755	$38,979	$29,799
Ratio of gross expense to average net assets	0.77%		0.76%	0.79%	0.78%	0.78%
Ratio of net expense to average net assets	0.77%		0.78%	0.78%	0.78%	0.78%
Ratio of investment income less gross expenses to average net assets	2.35%		1.71%	2.14%	2.83%	2.71%
Ratio of net investment income to average net assets	2.35%		1.70%	2.15%	2.83%	2.71%
Portfolio turnover rate	51%		88%	125%	86%	67%

The Class commenced operations on November 2, 2009.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

(3) Not annualized.

(4) Annualized.

See notes to financial statements.

148   Payden Mutual Funds

	Payden Corporate Bond Fund — Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$11.96		$12.04	$11.73	$10.63	$11.38

Income (loss) from investment activities:
Net investment income	0.29		0.46	0.34	0.38	0.39
Net realized and unrealized gains (losses)	(2.53)		0.09	0.31	1.10	(0.68)

Total from investment activities	(2.24)		0.55	0.65	1.48	(0.29)

Distributions to shareholders:
From net investment income	(0.34)		(0.47)	(0.33)	(0.38)	(0.39)
From net realized gains	(0.28)		(0.16)	(0.01)	—	(0.07)
Return of capital	(0.00	)(1)	—	—	—	—

Total distributions to shareholders	(0.62)		(0.63)	(0.34)	(0.38)	(0.46)

Net asset value — end of period	$9.10		$11.96	$12.04	$11.73	$10.63

Total return	(19.53)%		3.27%	5.65%	14.20%	(2.61)%

Ratios/supplemental data:
Net assets, end of period (000s)	$222,269		$460,135	$479,951	$463,203	$298,708
Ratio of gross expense to average net assets	0.66%		0.65%	0.66%	0.66%	0.72%
Ratio of net expense to average net assets	0.65%		0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	2.90%		2.47%	2.82%	3.43%	3.52%
Ratio of net investment income to average net assets	2.90%		2.47%	2.83%	3.43%	3.59%
Portfolio turnover rate	31%		49%	58%	49%	85%

The Fund commenced operations on March 12, 2009.

	Payden Corporate Bond Fund —SI Class
	2022
Net asset value — beginning of period	$10.98

Income (loss) from investment activities:
Net investment income	0.22
Net realized and unrealized loss	(1.87)

Total from investment activities	(1.65)

Distributions to shareholders:
From net investment income	(0.23)
Return of capital	(0.00	)(1)

Total distributions to shareholders	(0.23)

Net asset value — end of period	$9.10

Total return	(15.14	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$124,148
Ratio of gross expense to average net assets	0.65	%(3)
Ratio of net expense to average net assets	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	3.45	%(3)
Ratio of net investment income to average net assets	3.55	%(3)
Portfolio turnover rate	31	%(2)

The Class commenced operations on February 28, 2022.

(1) Amount is less than $0.005.

(2) Not annualized.

(3) Annualized.

See notes to financial statements.

Annual Report   149

Financial Highlights continued

	Payden Strategic Income Fund — Investor Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.46	$10.28	$10.21	$9.77	$10.11

Income (loss) from investment activities:
Net investment income	0.31	0.26	0.29	0.33	0.31
Net realized and unrealized gains (losses)	(1.20)	0.20	0.08	0.45	(0.34)

Total from investment activities	(0.89)	0.46	0.37	0.78	(0.03)

Distributions to shareholders:
From net investment income	(0.33)	(0.27)	(0.30)	(0.32)	(0.31)
From net realized gains	(0.08)	(0.01)	—	—	—
Return of capital	—	—	—	(0.02)	(0.00	)(1)

Total distributions to shareholders	(0.41)	(0.28)	(0.30)	(0.34)	(0.31)

Net asset value — end of period	$9.16	$10.46	$10.28	$10.21	$9.77

Total return	(8.72)%	4.37%	3.74%	8.09%	(0.33)%

Ratios/supplemental data:
Net assets, end of period (000s)	$113,587	$147,966	$84,881	$115,545	$146,823
Ratio of gross expense to average net assets	0.87%	0.85%	0.88%	0.87%	0.85%
Ratio of net expense to average net assets	0.65%	0.66%	0.70%	0.70%	0.72%
Ratio of investment income less gross expenses to average net assets	2.94%	2.30%	2.68%	3.14%	2.90%
Ratio of net investment income to average net assets	3.16%	2.49%	2.86%	3.30%	3.04%
Portfolio turnover rate	40%	90%	65%	72%	66%

The Fund commenced operations on May 8, 2014.

	Payden Strategic Income Fund — SI Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.46	$10.27	$10.20	$9.77	$10.11

Income (loss) from investment activities:
Net investment income	0.32	0.28	0.31	0.35	0.32
Net realized and unrealized gains (losses)	(1.20)	0.20	0.08	0.43	(0.34)

Total from investment activities	(0.88)	0.48	0.39	0.78	(0.02)

Distributions to shareholders:
From net investment income	(0.34)	(0.28)	(0.32)	(0.33)	(0.32)
From net realized gains	(0.08)	(0.01)	—	—	—
Return of capital	—	—	—	(0.02)	(0.00	)(1)

Total distributions to shareholders	(0.42)	(0.29)	(0.32)	(0.35)	(0.32)

Net asset value — end of period	$9.16	$10.46	$10.27	$10.20	$9.77

Total return	(8.62)%	4.58%	3.90%	8.14%	(0.20)%

Ratios/supplemental data:
Net assets, end of period (000s)	$49,004	$49,575	$49,334	$49,088	$58,071
Ratio of gross expense to average net assets	0.87%	0.85%	0.88%	0.87%	0.85%
Ratio of net expense to average net assets	0.55%	0.55%	0.55%	0.55%	0.59%
Ratio of investment income less gross expenses to average net assets	2.99%	2.34%	2.67%	3.13%	2.86%
Ratio of net investment income to average net assets	3.31%	2.65%	3.00%	3.45%	3.11%
Portfolio turnover rate	40%	90%	65%	72%	66%

The Fund commenced operations on May 8, 2014.

(1) Amount is less than $0.005.

See notes to financial statements.

150   Payden Mutual Funds

	Payden Absolute Return Bond Fund — Investor Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.03	$9.92	$10.06	$9.93	$10.09

Income (loss) from investment activities:
Net investment income	0.30	0.20	0.25	0.32	0.28
Net realized and unrealized gains (losses)	(0.83)	0.12	(0.13)	0.16	(0.14)

Total from investment activities	(0.53)	0.32	0.12	0.48	0.14

Distributions to shareholders:
From net investment income	(0.20)	(0.21)	(0.26)	(0.35)	(0.30)
From net realized gains	(0.03)	—	—	—	—
Return of capital	(0.09)	—	—	—	—

Total distributions to shareholders	(0.32)	(0.21)	(0.26)	(0.35)	(0.30)

Net asset value — end of period	$9.18	$10.03	$9.92	$10.06	$9.93

Total return	(5.32)%	3.22%	1.23%	4.93%	1.40%

Ratios/supplemental data:
Net assets, end of period (000s)	$123,311	$151,027	$132,299	$124,347	$105,026
Ratio of gross expense to average net assets	0.74%	0.74%	0.74%	0.75%	0.84%
Ratio of net expense to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	3.00%	1.93%	2.44%	3.21%	2.63%
Ratio of net investment income to average net assets	3.03%	1.96%	2.48%	3.26%	2.77%
Portfolio turnover rate	104%	95%	67%	82%	145%

The Fund commenced operations on November 6, 2014.

	Payden Absolute Return Bond Fund — SI Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.04	$9.93	$10.07	$9.93	$10.09

Income (loss) from investment activities:
Net investment income	0.30	0.22	0.27	0.37	0.26
Net realized and unrealized gains (losses)	(0.83)	0.12	(0.13)	0.15	(0.11)

Total from investment activities	(0.53)	0.34	0.14	0.52	0.15

Distributions to shareholders:
From net investment income	(0.20)	(0.23)	(0.28)	(0.38)	(0.31)
From net realized gains	(0.03)	—	—	—	—
Return of capital	(0.09)	—	—	—	—

Total distributions to shareholders	(0.32)	(0.23)	(0.28)	(0.38)	(0.31)

Net asset value — end of period	$9.19	$10.04	$9.93	$10.07	$9.93

Total return	(5.10)%	3.46%	1.45%	5.30%	1.55%

Ratios/supplemental data:
Net assets, end of period (000s)	$659,836	$878,927	$686,397	$514,279	$34,229
Ratio of gross expense to average net assets	0.74%	0.74%	0.74%	0.74%	0.84%
Ratio of net expense to average net assets	0.47%	0.47%	0.47%	0.47%	0.55%
Ratio of investment income less gross expenses to average net assets	3.01%	1.93%	2.44%	3.13%	2.67%
Ratio of net investment income to average net assets	3.27%	2.19%	2.71%	3.40%	2.96%
Portfolio turnover rate	104%	95%	67%	82%	145%

The Fund commenced operations on November 6, 2014.

See notes to financial statements.

Annual Report   151

Financial Highlights continued

	Payden Floating Rate Fund — Investor Class
	2022		2021	2020	2019		2018
Net asset value — beginning of period	$9.91		$9.51	$9.89	$9.93		$10.00

Income (loss) from investment activities:
Net investment income	0.40		0.30	0.33	0.48		0.39
Net realized and unrealized gains (losses)	(0.51)		0.39	(0.38)	(0.06)		(0.08)

Total from investment activities	(0.11)		0.69	(0.05)	0.42		0.31

Distributions to shareholders:
From net investment income	(0.42)		(0.28)	(0.33)	(0.46)		(0.38)
Return of capital	(0.00	)(1)	(0.01)	—	(0.00	)(1)	—

Total distributions to shareholders	(0.42)		(0.29)	(0.33)	(0.46)		(0.38)

Net asset value — end of period	$9.38		$9.91	$9.51	$9.89		$9.93

Total return	(1.10)%		7.29%	(0.41)%	4.33%		3.15%

Ratios/supplemental data:
Net assets, end of period (000s)	$24,160		$20,753	$19,569	$21,962		$51,467
Ratio of gross expense to average net assets	0.86%		0.92%	0.97%	0.89%		0.85%
Ratio of net expense to average net assets	0.70%		0.72%	0.75%	0.75%		0.75%
Ratio of investment income less gross expenses to average net assets	4.12%		2.80%	3.22%	4.22%		3.65%
Ratio of net investment income to average net assets	4.28%		3.00%	3.44%	4.36%		3.75%
Portfolio turnover rate	33%		40%	53%	29%		91%

The Fund commenced operations on November 11, 2013.

	Payden Floating Rate Fund — SI Class
	2022		2021	2020	2019		2018
Net asset value — beginning of period	$9.92		$9.51	$9.90	$9.94		$10.01

Income (loss) from investment activities:
Net investment income	0.42		0.32	0.33	0.44		0.39
Net realized and unrealized gains (losses)	(0.52)		0.39	(0.38)	(0.01)		(0.07)

Total from investment activities	(0.10)		0.71	(0.05)	0.43		0.32

Distributions to shareholders:
From net investment income	(0.43)		(0.29)	(0.34)	(0.47)		(0.39)
Return of capital	(0.00	)(1)	(0.01)	—	(0.00	)(1)	—

Total distributions to shareholders	(0.43)		(0.30)	(0.34)	(0.47)		(0.39)

Net asset value — end of period	$9.39		$9.92	$9.51	$9.90		$9.94

Total return	(1.01)%		7.53%	(0.41)%	4.48%		3.25%

Ratios/supplemental data:
Net assets, end of period (000s)	$124,423		$170,373	$47,606	$54,924		$104,837
Ratio of gross expense to average net assets	0.86%		0.89%	0.97%	0.89%		0.85%
Ratio of net expense to average net assets	0.60%		0.61%	0.65%	0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	3.98%		2.77%	3.23%	4.23%		3.66%
Ratio of net investment income to average net assets	4.24%		3.05%	3.55%	4.48%		3.86%
Portfolio turnover rate	33%		40%	53%	29%		91%

The Fund commenced operations on November 11, 2013.

(1) Amount is less than $0.005.

See notes to financial statements.

152   Payden Mutual Funds

	Payden High Income Fund — Investor Class
	2022		2021	2020	2019	2018
Net asset value — beginning of period	$6.87		$6.45	$6.53	$6.25	$6.59

Income (loss) from investment activities:
Net investment income	0.35		0.33	0.34	0.35	0.35
Net realized and unrealized gains (losses)	(1.05)		0.42	(0.08)	0.28	(0.34)

Total from investment activities	(0.70)		0.75	0.26	0.63	0.01

Distributions to shareholders:
From net investment income	(0.35)		(0.33)	(0.34)	(0.35)	(0.35)
Return of capital	(0.00	)(1)	—	—	—	—

Net asset value — end of period	$5.82		$6.87	$6.45	$6.53	$6.25

Total return	(10.45)%		11.75%	4.23%	10.37%	0.16%

Ratios/supplemental data:
Net assets, end of period (000s)	$227,112		$740,403	$525,196	$440,406	$449,939
Ratio of gross expense to average net assets	0.60%		0.60%	0.62%	0.62%	0.62%
Ratio of net expense to average net assets	0.60%		0.60%	0.62%	0.62%	0.62%
Ratio of investment income less gross expenses to average net assets	5.22%		4.75%	5.28%	5.41%	5.36%
Ratio of net investment income to average net assets	5.22%		4.75%	5.28%	5.41%	5.36%
Portfolio turnover rate	70%		74%	124%	74%	62%

The Fund commenced operations on December 30, 1997.

	Payden High Income Fund —SI Class
	2022
Net asset value — beginning of period	$6.57

Income (loss) from investment activities:
Net investment income	0.22
Net realized and unrealized loss	(0.74)

Total from investment activities	(0.52)

Distributions to shareholders:
From net investment income	(0.24)
Return of capital	(0.00	)(1)

Net asset value — end of period	$5.81

Total return	(7.92	)%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$350,733
Ratio of gross expense to average net assets	0.61	%(3)
Ratio of net expense to average net assets	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	5.91	%(3)
Ratio of net investment income to average net assets	5.96	%(3)
Portfolio turnover rate	70	%(2)

The Class commenced operations on February 28, 2022.

(1) Amount is less than $0.005.

(2) Not annualized.

(3) Annualized.

See notes to financial statements.

Annual Report   153

Financial Highlights continued

	Payden California Municipal Social Impact Fund
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.49	$10.58	$10.62	$9.98	$10.28

Income (loss) from investment activities:
Net investment income	0.16	0.34	0.22	0.26	0.22
Net realized and unrealized gains (losses)	(1.11)	0.09	0.18	0.65	(0.26)

Total from investment activities	(0.95)	0.43	0.40	0.91	(0.04)

Distributions to shareholders:
From net investment income	(0.16)	(0.34)	(0.22)	(0.26)	(0.22)
From net realized gains	—	(0.18)	(0.22)	(0.01)	(0.04)

Total distributions to shareholders	(0.16)	(0.52)	(0.44)	(0.27)	(0.26)

Net asset value — end of period	$9.38	$10.49	$10.58	$10.62	$9.98

Total return	(9.12)%	2.38%	3.90%	9.22%	(0.39)%

Ratios/supplemental data:
Net assets, end of period (000s)	$141,705	$87,753	$64,088	$61,866	$57,140
Ratio of gross expense to average net assets	0.68%	0.71%	0.81%	0.70%	0.68%
Ratio of net expense to average net assets	0.45%	0.47%	0.53%	0.53%	0.53%
Ratio of investment income less gross expenses to average net assets	1.39%	1.27%	1.80%	2.29%	2.05%
Ratio of net investment income to average net assets	1.62%	1.50%	2.08%	2.46%	2.20%
Portfolio turnover rate	105%	140%	209%	132%	161%

The Fund commenced operations on December 17, 1998.

	Payden Global Low Duration Fund
	2022	2021	2020		2019		2018
Net asset value — beginning of period	$10.10	$10.10	$10.04		$9.87		$10.06

Income (loss) from investment activities:
Net investment income	0.18	0.13	0.19		0.28		0.23
Net realized and unrealized gains (losses)	(0.64)	(0.01)	0.07		0.17		(0.19)

Total from investment activities	(0.46)	0.12	0.26		0.45		0.04

Distributions to shareholders:
From net investment income	(0.17)	(0.12)	(0.20)		(0.28)		(0.23)
From net realized gains	(0.05)	—	—		—		—
Return of capital	—	—	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.22)	(0.12)	(0.20)		(0.28)		(0.23)

Net asset value — end of period	$9.42	$10.10	$10.10		$10.04		$9.87

Total return	(4.55)%	1.16%	2.63%		4.61%		0.42%

Ratios/supplemental data:
Net assets, end of period (000s)	$74,440	$86,225	$96,311		$91,028		$93,737
Ratio of gross expense to average net assets	0.82%	0.76%	0.72%		0.69%		0.67%
Ratio of net expense to average net assets	0.53%	0.53%	0.53%		0.53%		0.53%
Ratio of investment income less gross expenses to average net assets	1.44%	0.91%	1.76%		2.63%		2.13%
Ratio of net investment income to average net assets	1.74%	1.13%	1.95%		2.78%		2.28%
Portfolio turnover rate	128%	169%	197%		107%		55%

The Fund commenced operations on September 18, 1996.

(1) Amount is less than $0.005.

See notes to financial statements.

154   Payden Mutual Funds

	Payden Global Fixed Income Fund — Investor Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$9.17	$9.33	$9.24	$8.89	$9.11

Income (loss) from investment activities:
Net investment income (loss)	(0.13)	0.19	0.23	0.19	0.16
Net realized and unrealized gains (losses)	(1.08)	(0.04)	0.12	0.63	(0.19)

Total from investment activities	(1.21)	0.15	0.35	0.82	(0.03)

Distributions to shareholders:
From net investment income	(0.25)	(0.23)	(0.26)	(0.47)	(0.19)
From net realized gains	(0.06)	(0.08)	—	—	—

Total distributions to shareholders	(0.31)	(0.31)	(0.26)	(0.47)	(0.19)

Net asset value — end of period	$7.65	$9.17	$9.33	$9.24	$8.89

Total return	(13.49)%	0.59%	3.87%	9.56%	(0.39)%

Ratios/supplemental data:
Net assets, end of period (000s)	$92,024	$178,480	$180,074	$138,387	$129,003
Ratio of gross expense to average net assets	0.70%	0.71%	0.78%	0.78%	0.76%
Ratio of net expense to average net assets	0.70%	0.70%	0.70%	0.70%	0.69%
Ratio of investment income less gross expenses to average net assets	1.60%	1.19%	1.43%	1.81%	1.70%
Ratio of net investment income to average net assets	1.54%	1.20%	1.51%	1.88%	1.78%
Portfolio turnover rate	55%	60%	88%	67%	49%

The Fund commenced operations on September 1, 1992.

	Payden Global Fixed Income Fund — SI Class
	2022	2021
Net asset value — beginning of period	$9.16	$9.23

Income (loss) from investment activities:
Net investment income	0.16	0.04
Net realized and unrealized loss	(1.36)	(0.06)

Total from investment activities	(1.20)	(0.02)

Distributions to shareholders:
From net investment income	(0.26)	(0.05)
From net realized gains	(0.06)	—

Total distributions to shareholders	(0.32)	(0.05)

Net asset value — end of period	$7.64	$9.16

Total return	(13.37)%	(0.39	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$144,999	$125,513
Ratio of gross expense to average net assets	0.63%	0.79	%(2)
Ratio of net expense to average net assets	0.55%	0.55	%(2)
Ratio of investment income less gross expenses to average net assets	1.67%	1.11	%(2)
Ratio of net investment income to average net assets	1.75%	1.35	%(2)
Portfolio turnover rate	55%	60	%(1)

The Class commenced operations on June 30, 2021.

(1) Not annualized.

(2) Annualized.

See notes to financial statements.

Annual Report   155

Financial Highlights continued

	Payden Emerging Markets Bond Fund — Investor Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$13.12	$12.99	$13.58	$12.68	$14.21

Income (loss) from investment activities:
Net investment income	0.64 (1)	0.70 (1)	0.68 (1)	0.75	0.77
Net realized and unrealized gains (losses)	(3.94)	0.14	(0.62)	0.91	(1.54)

Total from investment activities	(3.30)	0.84	0.06	1.66	(0.77)

Distributions to shareholders:
From net investment income	(0.65)	(0.71)	(0.65)	(0.76)	(0.70)
Return of capital	—	—	—	—	(0.06)

Total distributions to shareholders	(0.65)	(0.71)	(0.65)	(0.76)	(0.76)

Net asset value — end of period	$9.17	$13.12	$12.99	$13.58	$12.68

Total return	(25.82)%	6.48%	0.58%	13.45%	(5.64)%

Ratios/supplemental data:
Net assets, end of period (000s)	$321,800	$279,531	$282,521	$409,458	$404,580
Ratio of gross expense to average net assets	0.73%	0.71%	0.73%	0.72%	0.75%
Ratio of net expense to average net assets	0.73%	0.71%	0.73%	0.72%	0.75%
Ratio of investment income less gross expenses to average net assets	5.88%	5.22%	5.16%	5.65%	5.56%
Ratio of net investment income to average net assets	5.88%	5.22%	5.16%	5.65%	5.56%
Portfolio turnover rate	52%	63%	79%	73%	63%

The Fund commenced operations on December 17, 1998.

	Payden Emerging Markets Bond Fund — SI Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$13.10	$12.97	$13.56	$12.67	$14.19

Income (loss) from investment activities:
Net investment income	0.65 (1)	0.71 (1)	0.67 (1)	0.81	0.77
Net realized and unrealized gains (losses)	(3.93)	0.13	(0.60)	0.85	(1.52)

Total from investment activities	(3.28)	0.84	0.07	1.66	(0.75)

Distributions to shareholders:
From net investment income	(0.66)	(0.71)	(0.66)	(0.77)	(0.71)
Return of capital	—	—	—	—	(0.06)

Total distributions to shareholders	(0.66)	(0.71)	(0.66)	(0.77)	(0.77)

Net asset value — end of period	$9.16	$13.10	$12.97	$13.56	$12.67

Total return	(25.76)%	6.51%	0.64%	13.41%	(5.51)%

Ratios/supplemental data:
Net assets, end of period (000s)	$420,935	$541,893	$660,615	$582,062	$792,357
Ratio of gross expense to average net assets	0.73%	0.71%	0.74%	0.73%	0.75%
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.86%	5.21%	5.06%	5.68%	5.61%
Ratio of net investment income to average net assets	5.90%	5.23%	5.11%	5.72%	5.67%
Portfolio turnover rate	52%	63%	79%	73%	63%

The Class commenced operations on April 9, 2012.

(1)  Based on average shares outstanding.

See notes to financial statements.

156   Payden Mutual Funds

	Payden Emerging Markets Bond Fund — Adviser Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$13.13	$13.00	$13.59	$12.69	$14.22

Income (loss) from investment activities:
Net investment income	0.63 (1)	0.67 (1)	0.64 (1)	0.73	0.72
Net realized and unrealized gains (losses)	(3.96)	0.14	(0.61)	0.90	(1.53)

Total from investment activities	(3.33)	0.81	0.03	1.63	(0.81)

Distributions to shareholders:
From net investment income	(0.62)	(0.68)	(0.62)	(0.73)	(0.66)
Return of capital	—	—	—	—	(0.06)

Total distributions to shareholders	(0.62)	(0.68)	(0.62)	(0.73)	(0.72)

Net asset value — end of period	$9.18	$13.13	$13.00	$13.59	$12.69

Total return	(26.02)%	6.21%	0.33%	13.14%	(5.86)%

Ratios/supplemental data:
Net assets, end of period (000s)	$22,319	$64,314	$52,306	$67,090	$82,007
Ratio of gross expense to average net assets	0.98%	0.96%	0.98%	0.97%	1.00%
Ratio of net expense to average net assets	0.98%	0.96%	0.98%	0.97%	1.00%
Ratio of investment income less gross expenses to average net assets	5.57%	4.98%	4.86%	5.40%	5.31%
Ratio of net investment income to average net assets	5.57%	4.98%	4.86%	5.40%	5.31%
Portfolio turnover rate	52%	63%	79%	73%	63%

The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Local Bond Fund — Investor Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$5.72	$5.84	$6.50	$5.97	$6.90

Income (loss) from investment activities:
Net investment income	0.28 (1)	0.28 (1)	0.58	0.37	0.42
Net realized and unrealized gains (losses)	(1.38)	(0.10)	(0.93)	0.52	(0.93)

Total from investment activities	(1.10)	0.18	(0.35)	0.89	(0.51)

Distributions to shareholders:
From net investment income	(0.03)	—	—	(0.15)	(0.08)
Return of capital	(0.25)	(0.30)	(0.31)	(0.21)	(0.34)

Total distributions to shareholders	(0.28)	(0.30)	(0.31)	(0.36)	(0.42)

Net asset value — end of period	$4.34	$5.72	$5.84	$6.50	$5.97

Total return	(19.76)%	2.92%	(5.41)%	15.34%	(7.98)%

Ratios/supplemental data:
Net assets, end of period (000s)	$4,200	$43,551	$128,212	$216,368	$203,978
Ratio of gross expense to average net assets	1.12%	1.05%	0.93%	0.91%	0.84%
Ratio of net expense to average net assets	0.99%	0.99%	0.93%	0.91%	0.92%
Ratio of investment income less gross expenses to average net assets	5.19%	4.55%	5.08%	5.71%	6.25%
Ratio of net investment income to average net assets	5.32%	4.61%	5.08%	5.71%	6.17%
Portfolio turnover rate	65%	39%	54%	62%	69%

The Fund commenced operations on November 2, 2011.

(1) Based on average shares outstanding.

See notes to financial statements.

Annual Report   157

Financial Highlights continued

	Payden Emerging Markets Local Bond Fund —SI Class
	2022
Net asset value — beginning of period	$5.30

Income (loss) from investment activities:
Net investment income	0.18
Net realized and unrealized loss	(1.02)

Total from investment activities	(0.84)

Distributions to shareholders:
From net investment income	(0.02)
Return of capital	(0.18)

Total distributions to shareholders	(0.20)

Net asset value — end of period	$4.26

Total return	(16.12	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$26,701
Ratio of gross expense to average net assets	1.31	%(2)
Ratio of net expense to average net assets	0.75	%(2)
Ratio of investment income less gross expenses to average net assets	5.54	%(2)
Ratio of net investment income to average net assets	6.10	%(2)
Portfolio turnover rate	65	%(1)

The Class commenced operations on February 28, 2022. (1) Not annualized.

(2) Annualized.

	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.18	$9.99	$9.99	$9.59	$10.33

Income (loss) from investment activities:
Net investment income	0.41 (1)	0.43 (1)	0.42 (1)	0.48 (1)	0.49 (1)
Net realized and unrealized gains (losses)	(2.18)	0.19	0.00 (2)	0.41	(0.72)

Total from investment activities	(1.77)	0.62	0.42	0.89	(0.23)

Distributions to shareholders:
From net investment income	(0.41)	(0.43)	(0.40)	(0.49)	(0.46)
From net realized gains	(0.10)	—	—	—	(0.03)
Return of capital	—	—	(0.02)	—	(0.02)

Total distributions to shareholders	(0.51)	(0.43)	(0.42)	(0.49)	(0.51)

Net asset value — end of period	$7.90	$10.18	$9.99	$9.99	$9.59

Total return	(17.91)%	6.08%	4.53%	9.46%	(2.26)%

Ratios/supplemental data:
Net assets, end of period (000s)	$18,845	$5,208	$3,845	$3,681	$4,208
Ratio of gross expense to average net assets	1.32%	1.28%	1.38%	1.32%	1.30%
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	4.39%	3.80%	3.89%	4.55%	4.49%
Ratio of net investment income to average net assets	4.77%	4.13%	4.31%	4.92%	4.84%
Portfolio turnover rate	95%	84%	105%	94%	79%

The Fund commenced operations on November 11, 2013.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

158   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund — SI Class
	2022	2021	2020		2019	2018
Net asset value — beginning of period	$10.20	$10.01	$10.01		$9.60	$10.34

Income (loss) from investment activities:
Net investment income	0.42 (1)	0.44 (1)	0.43	(1)	0.49 (1)	0.49 (1)
Net realized and unrealized gains (losses)	(2.19)	0.19	(0.00	)(2)	0.42	(0.71)

Total from investment activities	(1.77)	0.63	0.43		0.91	(0.22)

Distributions to shareholders:
From net investment income	(0.42)	(0.44)	(0.41)		(0.50)	(0.47)
From net realized gains	(0.10)	—	—		—	(0.03)
Return of capital	—	—	(0.02)		—	(0.02)

Total distributions to shareholders	(0.52)	(0.44)	(0.43)		(0.50)	(0.52)

Net asset value — end of period	$7.91	$10.20	$10.01		$10.01	$9.60

Total return	(17.93)%	6.28%	4.52%		9.67%	(2.16)%

Ratios/supplemental data:
Net assets, end of period (000s)	$27,674	$48,205	$39,344		$36,825	$41,213
Ratio of gross expense to average net assets	1.33%	1.28%	1.38%		1.32%	1.31%
Ratio of net expense to average net assets	0.85%	0.85%	0.85%		0.85%	0.85%
Ratio of investment income less gross expenses to average net assets	4.15%	3.82%	3.89%		4.54%	4.49%
Ratio of net investment income to average net assets	4.63%	4.25%	4.41%		5.01%	4.95%
Portfolio turnover rate	95%	84%	105%		94%	79%

The Fund commenced operations on November 11, 2013.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

	Payden Equity Income Fund — Investor Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$21.25	$15.97	$18.15	$16.20	$16.69

Income (loss) from investment activities:
Net investment income	0.33	0.38	0.36	0.40	0.38
Net realized and unrealized gains (losses)	(0.93)	5.24	(1.66)	2.03	0.29

Total from investment activities	(0.60)	5.62	(1.30)	2.43	0.67

Distributions to shareholders:
From net investment income	(0.52)	(0.34)	(0.33)	(0.37)	(0.34)
From net realized gains	(3.21)	—	(0.52)	(0.11)	(0.82)
Return of capital	—	—	(0.03)	—	—

Total distributions to shareholders	(3.73)	(0.34)	(0.88)	(0.48)	(1.16)

Net asset value — end of period	$16.92	$21.25	$15.97	$18.15	$16.20

Total return	(3.64)%	35.41%	(7.49)%	15.39%	3.92%

Ratios/supplemental data:
Net assets, end of period (000s)	$472,728	$536,613	$483,678	$570,662	$476,071
Ratio of gross expense to average net assets	0.74%	0.72%	0.74%	0.74%	0.74%
Ratio of net expense to average net assets	0.74%	0.72%	0.74%	0.74%	0.74%
Ratio of investment income less gross expenses to average net assets	1.97%	1.87%	2.17%	2.36%	2.20%
Ratio of net investment income to average net assets	1.97%	1.87%	2.17%	2.36%	2.20%
Portfolio turnover rate	96%	95%	63%	49%	42%

The Fund commenced operations on November 1, 1996.

See notes to financial statements.

Annual Report   159

Financial Highlights continued

	Payden Equity Income Fund — SI Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$21.27	$15.98	$18.16	$16.21	$16.70

Income (loss) from investment activities:
Net investment income	0.36	0.38	0.36	0.41	0.39
Net realized and unrealized gains (losses)	(0.95)	5.26	(1.64)	2.03	0.29

Total from investment activities	(0.59)	5.64	(1.28)	2.44	0.68

Distributions to shareholders:
From net investment income	(0.53)	(0.35)	(0.35)	(0.38)	(0.35)
From net realized gains	(3.21)	—	(0.52)	(0.11)	(0.82)
Return of capital	—	—	(0.03)	—	—

Total distributions to shareholders	(3.74)	(0.35)	(0.90)	(0.49)	(1.17)

Net asset value — end of period	$16.94	$21.27	$15.98	$18.16	$16.21

Total return	(3.59)%	35.51%	(7.40)%	15.47%	4.01%

Ratios/supplemental data:
Net assets, end of period (000s)	$945,034	$1,233,890	$916,286	$809,209	$703,181
Ratio of gross expense to average net assets	0.74%	0.72%	0.74%	0.74%	0.74%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	1.99%	1.87%	2.16%	2.36%	2.19%
Ratio of net investment income to average net assets	2.07%	1.94%	2.24%	2.45%	2.29%
Portfolio turnover rate	96%	95%	63%	49%	42%

The Class commenced operations on August 1, 2014.

	Payden Equity Income Fund — Adviser Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$21.23	$15.96	$18.13	$16.19	$16.68

Income (loss) from investment activities:
Net investment income	0.28	0.31	0.32	0.36	0.33
Net realized and unrealized gains (losses)	(0.93)	5.26	(1.65)	2.02	0.30

Total from investment activities	(0.65)	5.57	(1.33)	2.38	0.63

Distributions to shareholders:
From net investment income	(0.48)	(0.30)	(0.29)	(0.33)	(0.30)
From net realized gains	(3.21)	—	(0.52)	(0.11)	(0.82)
Return of capital	—	—	(0.03)	—	—

Total distributions to shareholders	(3.69)	(0.30)	(0.84)	(0.44)	(1.12)

Net asset value — end of period	$16.89	$21.23	$15.96	$18.13	$16.19

Total return	(3.91)%	35.08%	(7.66)%	15.05%	3.69%

Ratios/supplemental data:
Net assets, end of period (000s)	$19,362	$19,877	$13,486	$16,039	$13,580
Ratio of gross expense to average net assets	0.99%	0.97%	0.99%	0.99%	0.99%
Ratio of net expense to average net assets	0.99%	0.97%	0.99%	0.99%	0.99%
Ratio of investment income less gross expenses to average net assets	1.72%	1.62%	1.91%	2.11%	1.95%
Ratio of net investment income to average net assets	1.72%	1.62%	1.91%	2.11%	1.95%
Portfolio turnover rate	96%	95%	63%	49%	42%

The Class commenced operations on December 1, 2011.

See notes to financial statements.

160   Payden Mutual Funds

        REPORT OF INDEPENDENT REGISTERED PUBLIC

                                 ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting The Payden & Rygel Investment Group as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE &TOUCHE LLP
Los Angeles, California
December 26, 2022

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

Annual Report   161

    Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2022. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2022	Value October 31, 2022	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,007.70	0.77%	0.25%	$1.26
Limited Maturity Investor Class	1,000.00	1,002.20	0.22%	0.25%	1.26
Limited Maturity SI Class	1,000.00	1,004.50	0.45%	0.20%	1.01
Low Duration Investor Class	1,000.00	982.20	(1.78)%	0.43%	2.15
Low Duration SI Class	1,000.00	982.40	(1.76)%	0.38%	1.90
U.S. Government	1,000.00	975.40	(2.46)%	0.43%	2.14
GNMA	1,000.00	925.60	(7.44)%	0.45%	2.18
Core Bond Investor Class	1,000.00	920.70	(7.93)%	0.53%	2.55
Core Bond SI Class	1,000.00	921.10	(7.89)%	0.42%	2.04
Core Bond Adviser Class	1,000.00	918.20	(8.18)%	0.78%	3.76
Corporate Bond Investor Class	1,000.00	917.90	(8.21)%	0.65%	3.14
Corporate Bond SI Class	1,000.00	918.40	(8.16)%	0.55%	2.66
Strategic Income Investor Class	1,000.00	959.70	(4.03)%	0.65%	3.23
Strategic Income SI Class	1,000.00	960.30	(3.97)%	0.55%	2.73
Absolute Return Bond Investor Class	1,000.00	973.90	(2.61)%	0.70%	3.50
Absolute Return Bond SI Class	1,000.00	975.10	(2.49)%	0.47%	2.35
Floating Rate Investor Class	1,000.00	988.80	(1.12)%	0.70%	3.51
Floating Rate SI Class	1,000.00	989.30	(1.07)%	0.60%	3.01
High Income Investor Class	1,000.00	958.50	(4.15)%	0.61%	3.00
High Income SI Class	1,000.00	958.70	(4.13)%	0.55%	2.72
California Municipal Social Impact	1,000.00	971.00	(2.90)%	0.45%	2.24
Global Low Duration	1,000.00	982.20	(1.78)%	0.53%	2.65
Global Fixed Income Investor Class	1,000.00	931.70	(6.83)%	0.70%	3.42
Global Fixed Income SI Class	1,000.00	933.40	(6.66)%	0.55%	2.69
Emerging Markets Bond Investor Class	1,000.00	866.60	(13.34)%	0.75%	3.53
Emerging Markets Bond SI Class	1,000.00	866.80	(13.32)%	0.69%	3.25
Emerging Markets Bond Adviser Class	1,000.00	864.80	(13.52)%	1.00%	4.68
Emerging Markets Local Bond Investor Class	1,000.00	927.20	(7.28)%	0.99%	4.82
Emerging Markets Local Bond SI Class	1,000.00	920.30	(7.97)%	0.75%	3.63
Emerging Markets Corporate Bond Investor Class	1,000.00	901.40	(9.86)%	0.95%	4.55
Emerging Markets Corporate Bond SI Class	1,000.00	900.70	(9.93)%	0.85%	4.07
Equity Income Investor Class	1,000.00	981.70	(1.83)%	0.74%	3.71
Equity Income SI Class	1,000.00	981.80	(1.82)%	0.65%	3.25
Equity Income Adviser Class	1,000.00	980.40	(1.96)%	0.99%	4.96

162   Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2022 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2022	Value October 31, 2022	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.95	2.39%	0.25%	$1.27
Limited Maturity Investor Class	1,000.00	1,023.94	2.39%	0.25%	1.28
Limited Maturity SI Class	1,000.00	1,024.20	2.42%	0.20%	1.02
Low Duration Investor Class	1,000.00	1,023.04	2.30%	0.43%	2.19
Low Duration SI Class	1,000.00	1,023.29	2.33%	0.38%	1.94
U.S. Government	1,000.00	1,023.04	2.30%	0.43%	2.19
GNMA	1,000.00	1,022.94	2.29%	0.45%	2.29
Core Bond Investor Class	1,000.00	1,022.55	2.25%	0.53%	2.69
Core Bond SI Class	1,000.00	1,023.08	2.31%	0.42%	2.15
Core Bond Adviser Class	1,000.00	1,021.28	2.13%	0.78%	3.96
Corporate Bond Investor Class	1,000.00	1,021.93	2.19%	0.65%	3.31
Corporate Bond SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
Strategic Income Investor Class	1,000.00	1,021.91	2.19%	0.65%	3.33
Strategic Income SI Class	1,000.00	1,022.42	2.24%	0.55%	2.82
Absolute Return Bond Investor Class	1,000.00	1,021.66	2.17%	0.70%	3.58
Absolute Return Bond SI Class	1,000.00	1,022.82	2.28%	0.47%	2.41
Floating Rate Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Floating Rate SI Class	1,000.00	1,022.18	2.22%	0.60%	3.06
High Income Investor Class	1,000.00	1,022.15	2.21%	0.61%	3.09
High Income SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
California Municipal Social Impact	1,000.00	1,022.94	2.29%	0.45%	2.29
Global Low Duration	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Fixed Income Investor Class	1,000.00	1,021.66	2.17%	0.70%	3.58
Global Fixed Income SI Class	1,000.00	1,022.42	2.24%	0.55%	2.82
Emerging Markets Bond Investor Class	1,000.00	1,021.42	2.14%	0.75%	3.82
Emerging Markets Bond SI Class	1,000.00	1,021.72	2.17%	0.69%	3.52
Emerging Markets Bond Adviser Class	1,000.00	1,020.19	2.02%	1.00%	5.07
Emerging Markets Local Bond Investor Class	1,000.00	1,020.20	2.02%	0.99%	5.06
Emerging Markets Local Bond SI Class	1,000.00	1,021.42	2.14%	0.75%	3.82
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.42	2.04%	0.95%	4.84
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.92	2.09%	0.85%	4.33
Equity Income Investor Class	1,000.00	1,021.46	2.15%	0.74%	3.78
Equity Income SI Class	1,000.00	1,021.92	2.19%	0.65%	3.32
Equity Income Adviser Class	1,000.00	1,020.20	2.02%	0.99%	5.05

Annual Report   163

        Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its many duties, and most likely the most important duty of the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is its initial approval, and subsequently its annual approval, of the investment management agreement (the “Agreement”) between Payden & Rygel (the “Adviser”) and the P&R Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund,” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and the other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the P&R Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, the “Independent Trustees”), annually renews that Agreement. Seven of the Trust’s current nine Trustees are deemed to be Independent Trustees for this purpose.

In order to assure that the Audit Committee had sufficient time to review and discuss the material presented to the Audit Committee, the Committee had a special hour session of the Audit Committee on Thursday, June 16, 2022 to assure the Committee had sufficient time to consider the material presented to it.

Following that session, and after the Audit committee had the further opportunity to discuss the approval of the investment advisers at its regularly scheduled meeting on June 21, 2022, the Audit Committee recommended unanimously and the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to each of the eighteen Paydenfunds for an additional year through June 30, 2023. The Board approved the Agreement following the unanimous recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all seven of the Independent Trustees of the P&R Trust. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and at meetings of the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. The determination made by each of the Independent Trustees individually also took into account various factors that each of them believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) the business judgment made by each of the Independent Trustees.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the eighteen Paydenfunds, the Board followed its previously established process, as follows. As part of this process, the Board delegates the initial responsibility for the renewal process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the types of information to be provided to the Audit Committee and to the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

[1]The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

164   Payden Mutual Funds

Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on each Paydenfund to assist the Audit Committee and the Board in their respective deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their investment advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Broadridge summarized the methodologies it employed to provide the data contained in its reports. In addition, Broadridge advised the Board that its reports were designed specifically to provide the Board with information on the fees, expenses and other performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 21, 2022, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board, respectively, in their consideration about whether to renew the Agreement for each Paydenfund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided, or to be provided, by the Adviser to the particular Paydenfund in question; (2) the individual investment performance of each of the Paydenfunds; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits (if any) to be realized by the Adviser and its affiliates from their relationship with any one or more of the Paydenfunds; (4) fees charged by other investment advisers for the same or similar work; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the particular Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from the relationship with the Paydenfund. As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a Paydenfund-by-Paydenfund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 21, 2022, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for each of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

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    Approval of Investment Advisory Agreement (Unaudited) continued

3. Nature, Extent and Quality of Services

The Board and Audit Committee members considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Audit Committee each concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the plans by the Adviser to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) each Paydenfund’s benchmark index. The Board and Audit Committee concluded that, overall, the short-term and long-term results for each of the eighteen Paydenfunds have been satisfactory and that each of the eighteen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the eighteen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Audit Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of the particular Fund’s Peer Group. The Board and Audit Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates for each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising SEC-registered mutual funds and advising separately managed institutional accounts. Overall, the Board and Audit Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. The Trustees further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as

166   Payden Mutual Funds

possible economies of scale that might be achieved. Based on that review, the Board and Audit Committee each concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups, that is, the group has the best performance or the lowest expenses, as the case may be. References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2022.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was also in the first quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the three-year, five-year and ten-year periods, and in the 2nd quintile for the one-year period.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed at that time.

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one-year and ten-year periods, and in the first quintile for each of the three-year and five-year periods.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

Annual Report   167

    Approval of Investment Advisory Agreement (Unaudited) continued

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund

Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending

February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, and in the third quintile for each of the three-year, 5-year and 10-year periods.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the fifth quintile of the group of comparable funds for the one-year period, in the fourth quintile for each of the three-year and five-year periods, and in the second quintile for the ten-year period.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the fifth quintile of the group of comparable funds for the one-year period, in the fourth quintile for each of the three-year and five-year periods, and in the second quintile for the ten-year period.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, in the third quintile for each of the three-year and five-year periods, and in the first quintile for the one-year period.

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund

Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending

February 28, 2023. It may or may not be renewed.

168   Payden Mutual Funds

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one-year and three-year periods and in the third quintile for the five-year period. The Fund began operations on May 8, 2014.

Absolute Return Bond Fund

• Adviser Fee The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the first quintile of the Expense Group for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the Second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year and five-year periods and in the fourth quintile for the three-year period. The Fund began operations on November 6, 2014.

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the third quintile of the Expense Group for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the Expense Group. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 1.00%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, the fourth quintile for the three-year period, the third quintile for the five-year period and the 1st quintile for the ten-year period.

High Income Fund

• The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.75%. The current annual expense ratio is 0.60%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year and 10-year periods, and in the first quintile for the three-year and five-year periods.

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, three-year and five-year periods. The Fund began operations on November 11, 2013.

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    Approval of Investment Advisory Agreement (Unaudited) continued

California Municipal Social Impact Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the fourth quintile of the Expense Group for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year, three-year, five-year and ten-year periods.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile, as well.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%.The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year and three year periods and in the 2nd quintile for each of the five-year and ten-year periods.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year and ten-year periods, and in the second quintile for each of the three year and ten-year periods.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 1.25%. The current annual expense ratio (no cap) is 0.71%.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year and three-year periods, in the second quintile for the five-year period and in the 1st quintile for the ten-year period.

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee is in the fifth quintile.

170   Payden Mutual Funds

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 1.50%. The current annual expense ratio (no cap) is 0.99%.

• Performance: The Fund was in the 5th quintile of the group of comparable funds for each of the one-year and ten-year periods, and in the fourth quintile for each of the three-year and five-year periods.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the fifth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2023. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year, 3-year and 5ive-year periods. The Fund began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee is in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%. The current annual expense ratio (no cap) is 0.73%.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period, the fifth quintile for the three-year period, and the third quintile for the five-year period the fourth quintile for the ten-year period.

Annual Report   171

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	65	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	75	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V.	78	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern
McKernan, Jr.					California; Director, Forest Lawn Memorial Parks; Director, First American Financial
Rosemarie T. Nassif	81	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	73	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	80	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Stender E. Sweeney	83	Independent Trustee	1992	19	Private Investor
Jordan H. Lopez	41	Interested Trustee	2020	19	Director, Payden & Rygel
Asha B. Joshi	65	Interested Trustee	2021	19	Managing Director, Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Director and CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Director and General Counsel, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Senior Vice President and Senior Compliance Officer, Payden & Rygel
Alejandra Murphy		Vice President	2021		Director, Payden & Rygel
Reza Pishva		Assistant Secretary	2021		Senior Vice President, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1) Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2) Officers are elected by, and serve at the pleasure of, The Board of Trustees.

172   Payden Mutual Funds

(THIS PAGE IS INTENTIONALLY LEFT BLANK)

 173

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS Payden Cash Reserves Money Market Fund Investor Share Class (PBHXX) Payden Limited Maturity Fund SI Share Class (PYLSX) Investor Share Class (PYLMX) Payden Low Duration Fund SI Class (PYSBX) Investor Class (PYLDX) Payden U.S. Government Fund Investor Share Class (PYUSX) Payden GNMA Fund Investor Share Class (PYGNX) Payden Care Bond Fund SI Share Class (PYCSX) Investor Share Class (PYCBX) Adviser Share Class (PYCWX) Payden Corporate Bond Fund SI Share Class (PYACX) Investor Class (PYCTX) Payden Strategic Income Fund SI Share Class (PYSIX) Investor Share Class (PYSGX) Payden Absolute Return Bond Fund SI Share Class (PYAIX) Investor Share Class (PYARX) Payden Floating Rate Fund SI Share Class (PYFIX) Investor Share Class (PYFRX) Payden High Income Fund SI Share Class (PYHRX) Investor Share Class (PYCHX) TAX EXEMPT BOND FUND Payden California Municipal Social Impact Fund Investor Share Class (PYCRX) GLOBAL BOND FUNDS Payden Global Low Duration Fund Investor Share Class (PYGSX) Payden Global Fixed Income Fund SI Share Class (PYGIX) Investor Share Class (PYGFX) Payden Emerging Markets Bond Fund SI Share Class (PYEIX) Investor Share Class (PYEMX) Adviser Share Class (PYEWX) Payden Emerging Markets Local Bond Fund SI Share Class (PYELX) Investor Share Class (PYILX) Payden Emerging Markets Corporate Bond Fund SI Share Class (PYCIX) Investor Share Class (PYCEX) EQUITY FUND Payden Equity Income Fund SI Share Class (PYVSX) Investor Share Class (PYVLX) Adviser Share Class (PYVAX) PAYDEN MUTUAL FUNDS 333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336 payden.com payden@UMB.com

PAYDEN/KRAVITZ
CASH BALANCE PLAN FUND

# 2022 ANNUAL REPORT

## Shareholder Letter

# Dear Shareholders,

One word will likely characterize 2022 in economic history books: inflation. Inflation surged worldwide and remains elevated today, well above global central bank targets. Created from supply chain snags, war-related commodity disruptions, and historic post-pandemic fiscal stimulus, inflation rapidly took hold. Central banks moved aggressively to combat the rapid increase in the price level. Developed countries moved more slowly than developing countries as they focused on the stated timeline for ending Quantitative Easing and the proper sequencing for the removal of years of monetary accommodation. The Federal Reserve, as the world's most influential central bank, raised its policy rate by 300 basis points through September. U.S. and global financial conditions tightened sharply as the U.S. dollar strengthened. Global interest rates increased across all maturities, and riskier assets, such as equities and credit sectors in the bond market, suffered.

This market environment resulted in a drop in the value of public market securities, sparing few sectors from the negative impact of the swift change in market reality. Reflecting on the resulting loss of portfolio market value, we search for a silver lining. What we find is that investors are finally being rewarded with yield for taking investment risk. The larger-than-typical increases in the Federal Funds rate at each FOMC meeting have moved yields on high-quality fixed-income investments to levels not seen since right before the Global Financial Crisis. For savers and investors who rely on investment income to support their living expenses, this is a welcome relief. But to retain purchasing power and maintain living standards, global central banks must get the job done by combating inflation.

What might 2023 have in store? Expecting a recession in the next 12 months is prudent as a base case. An inverted yield curve, weakness in housing, and a rapid pace of central bank hikes typically precede economic downturns. As a lagged effect of central bank tightening, inflation pressures will likely ebb. However, the critical question is whether inflation fades fast enough to allow central banks to focus on weaker economic growth instead of inflation. We suspect inflation will remain sticky, keeping central banks in inflation-fighting mode. Policymakers may even welcome a rise in unemployment to help combat inflation. As a result, recession concerns and tight monetary policy will pressure risk assets.

While we don't know the future, we do know 2023 is likely to have uncertainty and we appreciate having you on the journey with us.

Best Wishes,

Mary Beth Syal

Mary Beth Syal
Principal Executive Officer, Paydenfunds

Management Discussion & Analysis

For the fiscal year ended October 31, 2022, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned -6.03%, the Adviser Class (PKCBX) returned -6.34%, the Retirement Class (PKCRX) returned -6.55% and the Institutional Class (PKCIX)-5.80%. This return compares to the Fund’s benchmark, the 30-year U.S. Treasury Bond Yield of 1.82% for the same period. The fiscal year has been challenging for fixed income markets, despite starting the period with a low unemployment rate, strong consumer confidence, healthy corporate balance sheets, and corporate and loan default rates at their lowest level in over a decade. Since the end of October 2021, credit risk premiums have almost doubled across most non-government sectors, US government bond yields increased 2.5-4.5%, and inflation remained pervasive with US CPI year-over-year averaging 7.9%. The Fund initially decreased duration to as low as 0.5 early in 2022, given a more hawkish Federal Reserve Board and persistent inflation. After the Federal Reserve Board raised its rate by 3%, the Fund increased duration to above 2 as the balance between inflation and growth concerns appeared more likely to converge. In terms of positioning, a more cautious view on housing led the strategy to reduce residential mortgage credit risk by disposing of lowest quality tranches and all newer transactions in favor of older transactions with greater embedded home price appreciation and lower loan-to-values. Mortgage credit was the only positive contributor to performance for the fiscal year. The main detractor to performance was equities, as well as in fixed-rate securities, such as investment-grade corporates and emerging market debt. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, emerging market, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps, and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes. Overall derivatives contributed 0.92% to performance.

Annual Report   1

            Portfolio Highlights & Investments

The Fund seeks income and total return consistent with preservation of capital.
Portfolio Composition - percent of investments
Corporate Bond	35%
Mortgage Backed	22%
Asset Backed	20%
Common Stock	9%
Foreign Government	4%
Other	10%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Institutional, Adviser and Retirement Classes are expected to perform similarly to its SI Class, except for class specific expenses & waivers.

Schedule of Investments - October 31, 2022
Principal or Shares	Security Description	Value (000)
Asset Backed (20%)
250,000	AlbaCore Euro CLO I DAC 1A 144A, (3 mo. EURIBOR + 3.250%), 4.65%, 10/18/34 EUR (a)(b)(c)	$204
400,000	Allegro CLO VII Ltd. 2018-1A 144A, (3 mo. LIBOR USD + 1.900%), 5.98%, 6/13/31 (a)(b)	371
450,000	Ammc CLO Ltd. 2017-20A 144A, (3 mo. LIBOR USD + 3.150%), 7.23%, 4/17/29 (a)(b)	425
250,000	Anchorage Capital CLO Ltd. 2018-10A 144A, (3 mo. LIBOR USD + 5.750%), 9.83%, 10/15/31 (a)(b)	211
350,000	Anchorage Capital CLO Ltd. 2019-11A 144A, (3 mo. LIBOR USD + 3.450%), 7.77%, 7/22/32 (a) (b)	310
250,000	Anchorage Capital CLO Ltd. 2019-11A 144A, (3 mo. LIBOR USD + 7.050%), 11.37%, 7/22/32 (a)(b)	204
400,000	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 144A, (1 mo. LIBOR USD + 2.950%), 6.36%, 5/15/36 (a)(b)	354
250,000	Ballyrock CLO Ltd. 2019-1A 144A, (3 mo. LIBOR USD + 6.750%), 10.83%, 7/15/32 (a)(b)	216
500,000	BDS Ltd. 2021-FL7 144A, (1 mo. LIBOR USD + 2.800%), 6.24%, 6/16/36 (a)(b)	451
600,000	BDS Ltd. 2020-FL5 144A, (1 mo. Term Secured Overnight Financing Rate + 2.864%), 6.28%, 2/16/37 (a)(b)	582
250,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. LIBOR USD + 6.350%), 10.43%, 7/15/32 (a)(b)	214

Principal or Shares	Security Description	Value (000)

250,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 1.300%), 2.68%, 7/15/30 EUR (a)(b)(c)	$227
350,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 2.650%), 4.03%, 7/15/30 EUR (a)(b)(c)	303
300,000	BRSP Ltd. 2021-FL1 144A, (1 mo. LIBOR USD + 3.450%), 6.93%, 8/19/38 (a)(b)	272
300,000	CARLYLE U.S. CLO Ltd. 2019-3A 144A, (3 mo. LIBOR USD + 2.300%), 6.54%, 10/20/32 (a)(b)	278
300,000	CarMax Auto Owner Trust 2022-4, 8.08%, 4/16/29	298
800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	732
200,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (a)	173
300,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	244
444,179	Carvana Auto Receivables Trust 2022-P2 144A, 4.37%, 5/10/29 (a)	440
350,000	CHCP Ltd. 2021-FL1 144A, (1 mo. Term Secured Overnight Financing Rate + 3.114%), 6.53%, 2/15/38 (a)(b)	324
415,345	CLI Funding VIII LLC 2021-1A 144A, 2.38%, 2/18/46 (a)	348
400,000	Cologix Canadian Issuer LP 2022-1CAN 144A, 5.68%, 1/25/52 CAD (a)(c)	271
150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (a)	122
385,000	Driven Brands Funding LLC 2019-1A 144A, 4.64%, 4/20/49 (a)	343

2   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.850%), 4.82%, 2/23/39 (a)(b)	$392
300,000	FORT CRE Issuer LLC 2022-FL3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 5.22%, 2/23/39 (a)(b)	287
250,000	GoldentTree Loan Management U.S. CLO 1 Ltd. 2021-9A 144A, (3 mo. LIBOR USD + 6.750%), 10.99%, 1/20/33 (a)(b)	202
600,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 9/15/37 (a) (b)	568
600,000	Greystone CRE Notes Ltd. 2019-FL2 144A, (1 mo. LIBOR USD + 2.750%), 6.16%, 9/15/37 (a) (b)	563
300,000	Greystone CRE Notes Ltd. 2021-FL3 144A, (1 mo. LIBOR USD + 2.750%), 6.16%, 7/15/39 (a) (b)	271
143,003	Halcyon Loan Advisors Funding Ltd. 2015-2A 144A, (3 mo. LIBOR USD + 1.650%), 6.01%, 7/25/27 (a)(b)	142
450,000	ITE Rail Fund Levered LP 2021-3A 144A, 2.98%, 6/28/51 (a)	367
600,000	JPMorgan Chase Bank N.A.-CACLN 2020-2 144A, 5.76%, 2/25/28 (a)	579
225,523	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 2.37%, 9/25/28 (a)	217
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 4.28%, 9/25/28 (a)	511
600,000	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 4.39%, 12/26/28 (a)	551
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 3.69%, 2/26/29 (a)	495
400,000	KREF Ltd. 2022-FL3 144A, (1 mo. Term Secured Overnight Financing Rate + 1.450%), 4.92%, 2/17/39 (a)(b)	386
300,000	LoanCore Issuer Ltd. 2021-CRE5 144A, (1 mo. LIBOR USD + 3.750%), 7.16%, 7/15/36 (a)(b)	267
250,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 7.08%, 4/19/30 (a)(b)	226
250,000	Madison Park Funding XXIV Ltd. 2016-24A 144A, (3 mo. Term Secured Overnight Financing Rate + 4.112%), 8.07%, 10/20/29 (a)(b)	233
500,000	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 3.39%, 11/20/50 (a)	449
300,000	OCP CLO Ltd. 2018-15A 144A, (3 mo. LIBOR USD + 5.850%), 10.09%, 7/20/31 (a)(b)	250
250,000	OCP CLO Ltd. 2015-9A 144A, (3 mo. Term Secured Overnight Financing Rate + 6.800%), 10.66%, 1/15/33 (a)(b)	217
250,000	OCP CLO Ltd. 2020-19A 144A, (3 mo. LIBOR USD + 6.500%), 10.74%, 10/20/34 (a)(b)	206
400,000	OneMain Financial Issuance Trust 2022-2A 144A, 4.89%, 10/14/34 (a)	385
551,407	OZLM XII Ltd. 2015-12A 144A, (3 mo. LIBOR USD + 1.600%), 6.01%, 4/30/27 (a)(b)	546
250,000	Palmer Square CLO Ltd. 2013-2A 144A, (3 mo. LIBOR USD + 5.850%), 9.93%, 10/17/31 (a)(b)	212
267,438	Planet Fitness Master Issuer LLC 2019-1A 144A, 3.86%, 12/05/49 (a)	218
311,674	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 5.28%, 5/15/32 (a)	301

Principal or Shares	Security Description	Value (000)

194,796	Santander Bank Auto Credit-Linked Notes Series 2022-A 144A, 7.38%, 5/15/32 (a)	$188
500,000	Santander Bank Auto Credit-Linked Notes Series 2022-B 144A, 11.91%, 8/16/32 (a)	495
264,000	Textainer Marine Containers VII Ltd. 2021-2A 144A, 2.82%, 4/20/46 (a)	217
400,000	Trinity Rail Leasing LLC 2021-1A 144A, 3.08%, 7/19/51 (a)	322
600,000	Triumph Rail Holdings LLC 2021-2 144A, 3.08%, 6/19/51 (a)	503
600,000	TRP LLC 2021-1 144A, 3.06%, 6/19/51 (a)	495
300,000	VB-S1 Issuer LLC-VBTEL 2022-1A 144A, 5.27%, 2/15/52 (a)	261
615,085	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. LIBOR USD + 0.880%), 4.96%, 4/15/27 (a)(b)	605
500,000	Westlake Automobile Receivables Trust 2022- 3A 144A, 6.44%, 12/15/27 (a)	498
345,625	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	276
Total Asset Backed (Cost - $23,044)		20,818
Bank Loans(d) (3%)
400,000	Asurion LLC Term Loan B10 1L, (3 mo. Term Secured Overnight Financing Rate + 3.000%), 7.13%, 8/21/28	361
200,000	CDK Global Inc. Term Loan 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 8.11%, 7/06/29	196
246,875	Crocs Inc. Term Loan B 1L, (3 mo. Term Secured Overnight Financing Rate + 3.500%), 7.65%, 2/20/29	238
300,000	Entain Holdings Gibraltar Ltd. Term Loan B2 1L, (1 mo. Term Secured Overnight Financing Rate + 3.500%), 4.00%, 10/18/29	296
198,500	Gray Television Inc. Term Loan D 1L, (LIBOR USD 1-Month + 3.000%), 6.13%, 12/01/28	196
537,340	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 6.50%, 2/05/25	530
165,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 10.50%, 7/20/29	153
483,284	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 7.25%, 2/05/27	456
316,158	United Natural Foods Inc. Term Loan B 1L, (1 mo. Term Secured Overnight Financing Rate + 3.250%), 7.09%, 10/22/25	314
347,375	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 7.00%, 8/03/28	331
100,000	WMG Acquisition Corp. Term Loan 1L, (1 mo. Term Secured Overnight Financing Rate + 2.000%), 3.50%, 1/20/28	99
Total Bank Loans (Cost - $3,238)		3,170
Corporate Bond (35%)
Financial (15%)
1,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (e)	978
350,000	American Express Co., 2.55%, 3/04/27	308
250,000	American Express Co., 5.85%, 11/05/27	250
200,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.643%), 5.88% (a)(b)(f)	153
200,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.750%), 4.83%, 7/22/26 (b)	195

Annual Report   3

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

225,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 2.040%), 4.95%, 7/22/28 (b)	$215
230,000	Bank of New York Mellon Corp., (Secured Overnight Financing Rate + 1.802%), 5.80%, 10/25/28 (b)	232
500,000	Blackstone Holdings Finance Co. LLC 144A, 5.90%, 11/03/27 (a)	499
250,000	Blackstone Private Credit Fund, 1.75%, 9/15/24	229
300,000	Blackstone Private Credit Fund 144A, 7.05%, 9/29/25 (a)(g)	298
250,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 7/18/29 (e)(g)	207
250,000	CIBANCO SA Institucion de Banca Multiple Trust CIB/3332, 4.38%, 7/22/31 (e)	155
50,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.546%), 5.61%, 9/29/26 (b)	49
400,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.887%), 4.66%, 5/24/28 (b)	378
200,000	Cobra AcquisitionCo LLC 144A, 6.38%, 11/01/29 (a)	133
200,000	Corebridge Financial Inc. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.846%), 6.88%, 12/15/52 (a)(b)	181
250,000	CT Trust, 5.13%, 2/03/32 (e)	200
250,000	CVS Health Corp., 4.30%, 3/25/28	235
250,000	Deutsche Bank AG, (U.S. Secured Overnight Financing Rate + 1.318%), 2.55%, 1/07/28 (b)	200
225,000	Digital Realty Trust LP, 5.55%, 1/15/28	219
300,000	Discover Bank, (5 yr. Swap Semi 30/360 USD + 1.730%), 4.68%, 8/09/28 (b)	288
300,000	Dollar General Corp., 4.63%, 11/01/27	290
200,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (a)(c)	163
300,000	Equinix Inc., 1.00%, 9/15/25	263
215,000	Extra Space Storage LP, 2.35%, 3/15/32	156
200,000	Federation des Caisses Desjardins du Quebec 144A, 4.55%, 8/23/27 (a)(g)	187
125,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 6.75%, 1/15/30 (a)	98
225,000	Fifth Third Bancorp, (U.S. Secured Overnight Financing Rate + 2.192%), 6.36%, 10/27/28 (b)	226
200,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	183
500,000	General Motors Financial Co. Inc., 6.05%, 10/10/25	496
180,000	General Motors Financial Co. Inc., 2.40%, 4/10/28	146
100,000	General Motors Financial Co. Inc., 4.30%, 4/06/29	88
250,000	Go Daddy Operating Co. LLC/GD Finance Co. Inc. 144A, 3.50%, 3/01/29 (a)	208
100,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.730%), 1.76%, 1/24/25 (b)	95
600,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 1.725%), 4.48%, 8/23/28 (b)	558
50,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (a)	40
125,000	Grifols Escrow Issuer SA 144A, 3.88%, 10/15/28 EUR (a)(c)	94
365,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	337
30,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 2/01/29	25
305,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (a)	281

Principal or Shares	Security Description	Value (000)

300,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 5.75%, 4/01/33 (a)	$271
300,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.320%), 4.08%, 4/26/26 (b)	288
350,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.990%), 4.85%, 7/25/28 (b)	333
300,000	LA Construccion SA 144A, 4.75%, 2/07/32 (a)	222
150,000	Medline Borrower LP 144A, 5.25%, 10/01/29 (a)	117
550,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(e)	465
300,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.669%), 4.68%, 7/17/26 (b)	291
275,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 2.240%), 6.30%, 10/18/28 (b)	278
225,000	MPT Operating Partnership LP/MPT Finance Corp., 2.50%, 3/24/26 GBP (c)	199
210,000	Navient Corp., 6.75%, 6/15/26	199
90,000	Navient Corp., 5.50%, 3/15/29	72
300,000	Omega Healthcare Investors Inc., 4.38%, 8/01/23	297
100,000	OneMain Finance Corp., 7.13%, 3/15/26	96
75,000	OneMain Finance Corp., 6.63%, 1/15/28	68
200,000	OneMain Finance Corp., 3.88%, 9/15/28	156
200,000	Owl Rock Capital Corp., 3.40%, 7/15/26	171
250,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	201
400,000	Realty Income Corp., 5.63%, 10/13/32	391
250,000	Royal Bank of Canada, 6.00%, 11/01/27	252
285,000	Santander Holdings USA Inc., (U.S. Secured Overnight Financing Rate + 1.249%), 2.49%, 1/06/28 (b)	236
200,000	Stagwell Global LLC 144A, 5.63%, 8/15/29 (a)	173
300,000	Synchrony Bank, 5.40%, 8/22/25	290
350,000	Toronto-Dominion Bank, 4.69%, 9/15/27 (g)	335
300,000	Toronto-Dominion Bank, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.075%), 8.13%, 10/31/82 (b)	304
250,000	VICI Properties LP, 4.38%, 5/15/25	238
200,000	Volkswagen Group of America Finance LLC 144A, 4.75%, 11/13/28 (a)	183
350,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.560%), 4.54%, 8/15/26 (b)	337
350,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.980%), 4.81%, 7/25/28 (b)	332
		16,331
Industrial (11%)
300,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (a)(g)	256
300,000	Asbury Automotive Group Inc. 144A, 4.63%, 11/15/29 (a)	247
10,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	10
300,000	Broadcom Inc. 144A, 4.00%, 4/15/29 (a)	263
165,000	Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC 144A, 5.00%, 6/15/29 (a)	125
500,000	C&W Senior Financing DAC, 6.88%, 9/15/27 (e)	435
350,000	Caesars Entertainment Inc. 144A, 6.25%, 7/01/25 (a)	342
200,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (a)	163
150,000	Celanese U.S. Holdings LLC, 1.40%, 8/05/26	121
200,000	Centene Corp., 3.38%, 2/15/30	166
325,000	Centene Corp., 2.63%, 8/01/31	249

4   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 144A, 5.25%, 4/27/29 (a)	$176
170,000	Charles River Laboratories International Inc. 144A, 3.75%, 3/15/29 (a)	147
400,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.75%, 2/15/28	351
220,000	Coherent Corp. 144A, 5.00%, 12/15/29 (a)	189
200,000	Comcast Corp., 5.35%, 11/15/27	200
425,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	399
65,000	Coty Inc. 144A, 6.50%, 4/15/26 (a)(g)	62
175,000	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc. 144A, 4.63%, 1/15/29 (a)	153
200,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (a)	179
200,000	FMG Resources August 2006 Pty Ltd. 144A, 4.38%, 4/01/31 (a)	159
200,000	Ford Motor Co., 3.25%, 2/12/32	151
200,000	Freeport Indonesia PT 144A, 5.32%, 4/14/32 (a)	169
170,000	Freeport-McMoRan Inc., 4.38%, 8/01/28	154
150,000	Freeport-McMoRan Inc., 5.25%, 9/01/29	140
150,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (a)	119
650,000	Grupo Bimbo SAB de CV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (b)(e)(f)	637
250,000	Jabil Inc., 4.25%, 5/15/27	232
77,000	Jabil Inc., 3.60%, 1/15/30	65
150,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 3.00%, 9/15/28 EUR (c)	140
268,000	Kaiser Aluminum Corp. 144A, 4.63%, 3/01/28 (a)	235
50,000	Kaiser Aluminum Corp. 144A, 4.50%, 6/01/31 (a)	39
250,000	Meritage Homes Corp. 144A, 3.88%, 4/15/29 (a)	201
650,000	Mexico City Airport Trust, 4.25%, 10/31/26 (e)(g)	586
300,000	NBM U.S. Holdings Inc., 6.63%, 8/06/29 (e)	278
300,000	Open Text Corp. 144A, 3.88%, 12/01/29 (a)	238
200,000	Oracle Corp., 2.80%, 4/01/27	177
250,000	Renesas Electronics Corp. 144A, 2.17%, 11/25/26 (a)	211
106,000	Rogers Communications Inc. 144A, 3.20%, 3/15/27 (a)	96
250,000	Tenet Healthcare Corp. 144A, 4.63%, 6/15/28 (a)	220
150,000	Tenet Healthcare Corp. 144A, 6.13%, 10/01/28 (a)	130
200,000	T-Mobile USA Inc., 3.75%, 4/15/27	185
400,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (a)	335
70,000	Twitter Inc. 144A, 5.00%, 3/01/30 (a)	70
200,000	U.S. Foods Inc. 144A, 4.75%, 2/15/29 (a)	178
325,000	United Airlines Inc. 144A, 4.63%, 4/15/29 (a)	279
450,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	435
250,000	United Rentals North America Inc., 3.88%, 11/15/27	228
200,000	Univision Communications Inc. 144A, 7.38%, 6/30/30 (a)	194
250,000	Verizon Communications Inc., 4.25%, 10/31/30 EUR (c)	251
200,000	VMware Inc., 1.80%, 8/15/28	158

Principal or Shares	Security Description	Value (000)

200,000	Warnermedia Holdings Inc. 144A, 3.76%, 3/15/27 (a)	$178
200,000	Workday Inc., 3.80%, 4/01/32	171
377,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	316
		11,588
Utility (9%)
250,000	Adani Electricity Mumbai Ltd., 3.95%, 2/12/30 (e)	168
180,750	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash, 4.63%, 10/15/39 (e)	116
200,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (a)	244
270,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 5.88%, 6/30/29 (a)	237
150,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (a)	126
250,000	CVR Energy Inc. 144A, 5.75%, 2/15/28 (a)	227
130,000	Earthstone Energy Holdings LLC 144A, 8.00%, 4/15/27 (a)	123
300,000	Ecopetrol SA, 6.88%, 4/29/30	247
200,000	EDP Finance BV 144A, 6.30%, 10/11/27 (a)	199
350,000	Enerflex Ltd. 144A, 9.00%, 10/15/27 (a)	341
225,000	Energean PLC 144A, 6.50%, 4/30/27 (a)	201
450,000	EnfraGen Energia Sur SA/EnfraGen Spain SA/ Prime Energia SpA, 5.38%, 12/30/30 (e)	231
200,000	EnQuest PLC 144A, 11.63%, 11/01/27 (a)	196
300,000	EQT Corp., 5.68%, 10/01/25	297
375,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	364
200,000	Geopark Ltd., 5.50%, 1/17/27 (e)	162
350,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	286
293,250	Greenko Power II Ltd., 4.30%, 12/13/28 (e)	227
105,000	Hilcorp Energy I LP/Hilcorp Finance Co. 144A, 6.25%, 4/15/32 (a)	97
615,550	India Cleantech Energy, 4.70%, 8/10/26 (e)	471
375,000	International Petroleum Corp. 144A, 7.25%, 2/01/27 (a)(e)	345
300,000	Kallpa Generacion SA, 4.13%, 8/16/27 (e)	264
250,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	202
200,000	Kosmos Energy Ltd., 7.75%, 5/01/27 (e)	162
750,000	Minejesa Capital BV, 4.63%, 8/10/30 (e)	580
195,000	Nabors Industries Ltd. 144A, 7.50%, 1/15/28 (a)	181
100,000	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25 (g)	99
280,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28 (g)	255
195,000	PDC Energy Inc., 5.75%, 5/15/26	187
225,000	Petroleos Mexicanos, (3 mo. EURIBOR + 2.400%), 2.85%, 8/24/23 EUR (b)(c)(e)	217
200,000	Petroleos Mexicanos, 3.75%, 2/21/24 EUR (c)(e)	191
100,000	Petroleos Mexicanos, 3.63%, 11/24/25 EUR (c) (e)	86
300,000	Petroleos Mexicanos, 6.75%, 9/21/47	181
455,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	437
300,000	Tamarack Valley Energy Ltd. 144A, 7.25%, 5/10/27 CAD (a)(c)	207
300,000	Transocean Inc. 144A, 7.50%, 1/15/26 (a)	254
125,000	Transocean Inc. 144A, 8.00%, 2/01/27 (a)	102
250,000	Vermilion Energy Inc. 144A, 6.88%, 5/01/30 (a)	234

Annual Report   5

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

375,000	Weatherford International Ltd. 144A, 8.63%, 4/30/30 (a)	$354
		9,098
Total Corporate Bond (Cost - $39,240)		37,017
Foreign Government (4%)
300,000	Angolan Government International Bond, 8.00%, 11/26/29 (e)	245
200,000	Corp. Financiera de Desarrollo SA, 2.40%, 9/28/27 (e)	162
600,000	Dominican Republic International Bond, 4.88%, 9/23/32 (e)	465
350,000	Egypt Government International Bond, 4.75%, 4/16/26 EUR (c)(e)	263
750,000	Ivory Coast Government International Bond, 6.38%, 3/03/28 (e)	684
200,000	Mongolia Government International Bond, 8.75%, 3/09/24 (e)	188
300,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	193
300,000	Nigeria Government International Bond, 6.50%, 11/28/27 (e)	214
250,000	Nigeria Government International Bond, 6.13%, 9/28/28 (e)	166
4,900,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	229
350,000	Republic of Uzbekistan International Bond, 5.38%, 2/20/29 (e)	295
200,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	143
300,000	Romanian Government International Bond 144A, 5.00%, 9/27/26 EUR (a)(c)	288
175,000	Romanian Government International Bond, 2.88%, 3/11/29 EUR (c)(e)	134
100,000	Romanian Government International Bond, 3.62%, 5/26/30 EUR (c)(e)	78
200,000	Romanian Government International Bond 144A, 1.75%, 7/13/30 EUR (a)(c)	135
750,000	Serbia International Bond, 1.00%, 9/23/28 EUR (c)(e)	523
Total Foreign Government (Cost - $5,259)		4,405
Mortgage Backed (22%)
100,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 1.750%), 5.19%, 12/18/37 (a)(b)	99
200,000	ACRE Commercial Mortgage Ltd. 2021-FL4 144A, (1 mo. LIBOR USD + 2.600%), 6.04%, 12/18/37 (a)(b)	198
600,000	BBCMS Mortgage Trust 2018-TALL 144A, (1 mo. LIBOR USD + 1.449%), 4.86%, 3/15/37 (a) (b)	522
340,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 5.21%, 10/15/36 (a)(b)	325
552,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 5.41%, 10/15/36 (a)(b)	530
680,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 5.71%, 10/15/36 (a)(b)	647
280,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.750%), 6.16%, 10/15/37 (a)(b)	257

Principal or Shares	Security Description	Value (000)

500,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 1.952%), 5.36%, 5/15/38 (a)(b)	$462
556,029	BX Commercial Mortgage Trust 2021-XL2 144A, (1 mo. LIBOR USD + 3.890%), 7.30%, 10/15/38 (a)(b)	506
500,000	BX Trust 2021-LGCY 144A, (1 mo. LIBOR USD + 3.193%), 6.61%, 10/15/23 (a)(b)	440
700,000	BX Trust 2018-GW 144A, (1 mo. LIBOR USD + 2.420%), 5.83%, 5/15/35 (a)(b)	656
500,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 2.594%), 6.01%, 10/15/36 (a)(b)	443
236,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. LIBOR USD + 1.070%), 4.48%, 12/15/37 (a)(b)	230
545,878	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 5.76%, 6/15/34 (a)(b)	513
347,377	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 6.02%, 6/15/34 (a)(b)	319
393,196	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 5.51%, 11/15/37 (a)(b)	376
196,598	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 6.18%, 11/15/37 (a)(b)	187
294,897	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 6.90%, 11/15/37 (a)(b)	282
500,000	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 4.350%), 7.94%, 4/25/31 (a)(b)	494
30,702	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 6.04%, 7/25/31 (a)(b)	31
700,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 7.94%, 7/25/31 (a)(b)	688
1,200,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 7.74%, 8/25/31 (a)(b)	1,179
550,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 7.69%, 9/25/31 (a)(b)	548
261,937	Connecticut Avenue Securities Trust 2019-R04 144A, (1 mo. LIBOR USD + 5.250%), 8.84%, 6/25/39 (a)(b)	259
865,143	Connecticut Avenue Securities Trust 2019-R05 144A, (1 mo. LIBOR USD + 4.100%), 7.69%, 7/25/39 (a)(b)	846
550,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 6.99%, 10/25/39 (a)(b)	523
886,134	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 5.74%, 11/25/39 (a)(b)	843
213,383	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 5.59%, 1/25/40 (a)(b)	210
600,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 6.59%, 1/25/40 (a)(b)	510
400,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 6.06%, 5/15/36 (a)(b)	384

6   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

488,096	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 3.700%), 7.11%, 7/15/38 (a)(b)	$458
500,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 4.100%), 7.69%, 3/25/31 (b)	499
600,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 6.59%, 9/25/49 (a)(b)	538
78,735	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 5.49%, 1/25/50 (a)(b)	78
89,679	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 5.44%, 2/25/50 (a)(b)	88
500,000	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 5.750%), 9.34%, 7/25/50 (a)(b)	513
8,878	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 3.150%), 6.74%, 9/25/50 (a)(b)	9
167,295	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 5.80%, 10/25/50 (a)(b)	167
675,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.250%), 5.84%, 2/25/49 (a)(b)	622
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 6.29%, 10/25/49 (a)(b)	189
246,733	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (1 mo. LIBOR USD + 8.800%), 12.39%, 3/25/28 (b)	245
297,537	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3, (1 mo. LIBOR USD + 9.000%), 12.59%, 3/25/29 (b)	294
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 8.19%, 12/25/42 (b)	1,220
300,000	HONO Mortgage Trust 2021-LULU 144A, (1 mo. LIBOR USD + 4.400%), 7.81%, 10/15/36 (a)(b)	278
2,306	JP Morgan Mortgage Trust 2014-IVR3 144A, 2.62%, 9/25/44 (a)(b)(h)	2
262,500	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.550%), 4.96%, 12/15/37 (a)(b)	246
300,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 2.050%), 5.46%, 12/15/37 (a)(b)	278
225,000	LAQ Mortgage Trust 2022-LAQ 144A, (1 mo. Term Secured Overnight Financing Rate + 4.872%), 8.29%, 3/15/39 (a)(b)	213
540,634	Life Mortgage Trust 2021-BMR 144A, (1 mo. LIBOR USD + 2.950%), 6.36%, 3/15/38 (a)(b)	512
287,952	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 6.84%, 10/25/49 (a)(b)	266
900,000	Palisades Center Trust 2016-PLSD 144A, 3.36%, 4/13/33 (a)	589
123,192	Radnor RE Ltd. 2021-1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 4.65%, 12/27/33 (a)(b)	123

Principal or Shares	Security Description	Value (000)

110,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling Overnight Index Average + 3.000%), 4.96%, 11/17/30 GBP (a)(b)(c)	$114
289,377	SMR Mortgage Trust 2022-IND 144A, (1 mo. Term Secured Overnight Financing Rate + 6.000%), 9.38%, 2/15/39 (a)(b)	269
931,111	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 5.99%, 2/25/47 (a)(b)	901
450,000	TPGI Trust 2021-DGWD 144A, (1 mo. LIBOR USD + 2.350%), 5.76%, 6/15/26 (a)(b)	415
296,343	TTAN 2021-MHC 144A, (1 mo. LIBOR USD + 2.400%), 5.81%, 3/15/38 (a)(b)	275
400,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 1.775%), 5.19%, 12/15/34 (a)(b)	384
10,216,449	Wells Fargo Commercial Mortgage Trust 2018- C46, 0.93%, 8/15/51 (h)	297
Total Mortgage Backed (Cost - $25,243)		23,589
U.S. Treasury (2%)
2,000,000	U.S. Treasury Bill, 3.97%, 1/19/23 (i) (Cost - $1,983)	1,983
Stocks (10%)
Common Stock (9%)
2,900	Apple Inc.	445
5,700	Bristol Myers Squibb Co.	442
600	Broadcom Inc.	282
5,700	CF Industries Holdings Inc.	606
3,700	ConocoPhillips	467
4,400	CVS Health Corp.	417
1,100	Eli Lilly and Co.	398
3,100	Emerson Electric Co.	268
13,200	EQT Corp.	552
1,200	Home Depot Inc.	355
3,200	LyondellBasell Industries NV	245
3,700	Merck & Co. Inc.	374
1,600	Microsoft Corp.	371
4,100	NextEra Energy Inc.	318
2,900	Phillips 66	302
4,000	QUALCOMM Inc.	471
3,400	Raytheon Technologies Corp.	322
39,300	Southwestern Energy Co.(j)	272
1,300	Target Corp.	213
1,800	Union Pacific Corp.	355
1,700	United Parcel Service Inc.	285
700	UnitedHealth Group Inc.	389
1,900	Visa Inc.	394
2,900	Waste Management Inc.	459
5,200	Wyndham Hotels & Resorts Inc.	395
		9,397
Preferred Stock (1%)
50	Chase Auto Owner Trust, 0.00%	920
1	Juniper Receivables DAC, 0.00%	410
		1,330
Total Stocks (Cost - $9,829)		10,727

Investment Company (4%)
2,858,383	Payden Cash Reserves Money Market Fund*	2,858
30,800	SPDR S&P Bank ETF	1,496
Total Investment Company (Cost - $4,527)		4,354

Annual Report   7

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)
Purchase Options (0%)
Total Purchase Options (Cost - $47)		$8
Total Investments (Cost - $112,410) (100%)		106,071
Other Assets, net of Liabilities (0%)		124
Net Assets (100%)		$106,195

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2022. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Perpetual security with no stated maturity date.
(g)

All or a portion of these securities are on loan. At October 31, 2022, the total market value of the Fund’s securities on loan is $1,643 and the total market value of the collateral held by the Fund is $1,711. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Yield to maturity at time of purchase.
(j)	Non-income producing

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
S & P 500 EMINI	6	$6	$3300	12/30/2022	$6	Put
S & P 500 Index	2	774	3525	11/18/2022	2	Put

Total Purchase Options					$8

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
BRL 3,350	USD 619	Citibank, N.A.	01/30/2023	$17
EUR 2,555	USD 2,522	Citibank, N.A.	03/15/2023	30
MYR 3,725	USD 789	Barclays Bank PLC	01/30/2023	4
USD 553	AUD 850	Citibank, N.A.	12/14/2022	9
USD 249	ZAR 4,530	Citibank, N.A.	01/20/2023	4
USD 1,455	EUR 1,450	Citibank, N.A.	01/30/2023	11
USD 5,986	EUR 5,828	Citibank, N.A.	03/15/2023	165
USD 517	CAD 670	HSBC Bank USA, N.A.	03/15/2023	24
USD 359	GBP 306	HSBC Bank USA, N.A.	03/15/2023	7

				271

Liabilities:
JPY 79,250	USD 554	Citibank, N.A.	12/14/2022	(18)

Net Unrealized Appreciation (Depreciation)				$253

8   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Bobl Future	17	Dec-22	$2,010	$(48)	$(48)
U.S. Treasury 10-Year Note Future	62	Dec-22	6,857	0	—
U.S. Treasury 2-Year Note Future	91	Dec-22	18,599	(320)	(320)
U.S. Ultra Bond Future	9	Dec-22	1,149	(51)	(51)

					(419)

Short Contracts:
Euro-Bund Future	5	Dec-22	(684)	15	15
Euro-Schatz Future	79	Dec-22	(8,349)	95	95
U.S. 10-Year Ultra Future	20	Dec-22	(2,320)	176	176
U.S. Treasury 5-Year Note Future	172	Dec-22	(18,334)	534	534

					820

Total Futures					$401

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 39 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2027	$ 3,450	$6	$167	$(161)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10-Year SOFR Swap, Receive Fixed 1.517% Annually, Pay Variable 3.04% (SOFRRATE) Annually	03/03/2032	$ 2,413	$(435)	$—	$(435)
10-Year SOFR Swap, Receive Fixed 1.615% Annually, Pay Variable 3.04% (SOFRRATE) Annually	03/04/2032	1,207	(207)	—	(207)

			$(642)	$—	$(642)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,643
Non-cash Collateral[2]	(1,643)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2022, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   9

Statement of Assets & Liabilities

October 31, 2022
Numbers in 000s

ASSETS:
Investments, at value*	$103,213
Affiliated investments, at value**	2,858
Foreign cash***	50
Cash	2
Cash pledged for financial futures contracts	389
Cash pledged for centrally cleared swaps	647
Receivable for:
Interest and dividends	633
Investments sold	1,505
Fund shares sold	5
Futures	75
Forward currency contracts	271
Variation margin on centrally cleared swaps	3
Other assets	11
Total Assets	109,662
LIABILITIES:
Payable for:
Forward currency contracts	18
Investments purchased	1,462
Fund shares redeemed	1
Futures	73
Liability for securities on loan (Note 2)	1,711
Accrued expenses:
Investment advisory fees (Note 3)	67
Administration fees (Note 3)	13
Distribution fees (Notes 3)	24
Trustee fees and expenses	1
Other liabilities	97
Total Liabilities	3,467
NET ASSETS	$106,195
NET ASSETS:
Paid in capital	$118,311
Distributable earnings (loss)	(12,116)
NET ASSETS	$106,195
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$2,829
Shares Outstanding	283
Net Asset Value Per Share	$10.00
SI Class
Net Assets	$67,639
Shares Outstanding	6,877
Net Asset Value Per Share	$9.84
Adviser Class
Net Assets	$14,226
Shares Outstanding	1,493
Net Asset Value Per Share	$9.53
Retirement Class
Net Assets	$21,501
Shares Outstanding	2,397
Net Asset Value Per Share	$8.97

* Investments, at cost	$109,552
** Affiliated investments, at cost	2,858
*** Foreign cash, at cost	51

See notes to financial statements.

10   Payden Mutual Funds

Statement of Operations

Period ended October 31, 2022
Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$4,202
Dividend income	200
Dividend income from affiliated investment (Note 2)	22
Income from securities lending	3
Investment Income	4,427
EXPENSES:
Investment advisory fees (Note 3)	1,211
Administration fees (Note 3)	165
Shareholder servicing fees	4
Distribution fees (Note 3)	147
Custodian fees	63
Transfer agent fees	45
Registration and filing fees	53
Trustee fees and expenses	12
Printing and mailing costs	14
Loan commitment fees	1
Legal fees	4
Publication expense	5
Pricing fees	58
Fund accounting fees	92
Insurance	3
Audit fees	50
Interest expense	1
Gross Expenses	1,928
Expense subsidy (Note 3)	(407)
Net Expenses	1,521
Net Investment Income	2,906
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(3,940)
Foreign currency transactions	(112)
Forward foreign exchange contracts	1,551
Futures contracts	1,910
Written option contracts	59
Swap contracts	(1,652)
Change in net unrealized appreciation (depreciation) from:
Investments	(7,586)
Translation of assets and liabilities in foreign currencies	3
Forward foreign exchange contracts	7
Futures contracts	217
Written option contracts	24
Swap contracts	(449)
Net Realized and Unrealized Losses	(9,968)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,062)

See notes to financial statements.

Annual Report   11

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,906	$2,526
Net realized gains (losses)	(2,184)	4,247
Change in net unrealized appreciation/(depreciation)	(7,784)	2,403
Change in Net Assets Resulting from Operations	(7,062)	9,176
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(24)	(19)
SI Class	(1,681)	(3,253)
Adviser Class	(315)	(466)
Retirement Class	(540)	(1,341)
Change in Net Assets from Distributions to Shareholders	(2,560)	(5,079)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	1,839	531
SI Class	15,703	15,975
Adviser Class	2,295	4,869
Retirement Class	2,484	2,377
Reinvestment of distributions:
Institutional Class	24	19
SI Class	1,681	3,253
Adviser Class	310	462
Retirement Class	540	1,341
Cost of fund shares redeemed:
Institutional Class	(12)	(7)
SI Class	(25,535)	(38,985)
Adviser Class	(2,709)	(5,790)
Retirement Class	(6,337)	(14,005)
Change in Net Assets from Capital Transactions	(9,717)	(29,960)
Total Change in Net Assets	(19,339)	(25,863)
NET ASSETS:
Beginning of period	125,534	151,397
End of period	$106,195	$125,534
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	101	50
Shares sold	181	50
Shares issued in reinvestment of distributions	2	2
Shares redeemed	(1)	(1)
Change in shares outstanding	182	51
Outstanding shares at end of period	283	101
SI Class:
Outstanding shares at beginning of period	7,665	9,523
Shares sold	1,558	1,511
Shares issued in reinvestment of distributions	160	316
Shares redeemed	(2,506)	(3,685)
Change in shares outstanding	(788)	(1,858)
Outstanding shares at end of period	6,877	7,665
Adviser Class:
Outstanding shares at beginning of period	1,497	1,534
Shares sold	237	476
Shares issued in reinvestment of distributions	31	46
Shares redeemed	(272)	(559)
Change in shares outstanding	(4)	(37)
Outstanding shares at end of period	1,493	1,497
Retirement Class:
Outstanding shares at beginning of period	2,735	3,791
Shares sold	271	245
Shares issued in reinvestment of distributions	56	141
Shares redeemed	(665)	(1,442)
Change in shares outstanding	(338)	(1,056)
Outstanding shares at end of period	2,397	2,735
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	124,866	210,692
Sale of investments (excluding government)	130,444	235,943
Purchase of government securities	5,123	2,148
Sale of government securities	11,850	12,065

See notes to financial statements.

12   Payden Mutual Funds

Notes to Financial Statements

October 31, 2022

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services—Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Annual Report   13

Notes to Financial Statements continued

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Payden Cash Reserves Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Payden Cash Reserves Money Market Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or

14   Payden Mutual Funds

security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Annual Report   15

Notes to Financial Statements continued

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2022 (000s)

	Derivative	Derivative
Underlying Risk	Assets ($)	Liabilities ($)
Credit[1]	—	(161)
Equity[2]	8	—
Interest rate[1]	820	(1,062)
Foreign currency[3,4]	271	(18)

Total	1,099	(1,241)

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Includes options purchased at fair value as reported in the Schedule of Investments.
3	Receivable for forward currency contracts.

4	Payable for forward currency contracts.

16   Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2022

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$186	$186
Equity	—	—	$59	—	59
Interest rate	$1,910	—	—	(1,838)	72
Foreign exchange	—	$1,551	—	—	1,551

Total	$1,910	$1,551	$59	$(1,652)	$1,868

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from forward foreign exchange contracts.

3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2022

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$(161)	$(161)
Equity	—	—	$(9)	—	(9)
Interest rate	$217	—	24	(288)	(48)
Foreign exchange	—	$7	—	—	7

Total	$217	$7	$15	$(449)	$(211)

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2022 the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
21%	5%	25%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However,

Annual Report   17

Notes to Financial Statements continued

bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money

Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in

18   Payden Mutual Funds

Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2022, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2022, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

The Fund invests in the Payden Cash Reserves Money Market Fund, an affiliated Fund. Income earned, if any, by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2021	Purchases	Sales	Dividends	Value October 31, 2022
$1,028,690	$79,398,361	$77,568,668	$22,440	$2,858,383

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2022.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Fund’s financial statements.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2023 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

Annual Report   19

Notes to Financial Statements continued

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount of $1,278,406 ($468,884 for 2020, $402,793 for 2021 and $406,729 for 2022) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Asset Backed	—	—	$20,818	—	—	—	$20,818
Bank Loans	—	—	3,170	—	—	—	3,170
Corporate Bond	—	—	37,017	—	—	—	37,017
Foreign Government	—	—	4,405	—	—	—	4,405
Mortgage Backed	—	—	23,589	—	—	—	23,589
U.S. Government	—	—	1,983	—	—	—	1,983
Options Purchased	$8	—	—	—	—	—	8
Common Stock	9,397	—	—	—	—	—	9,397
Preferred Stock	1,330	—	—	—	—	—	1,330
Investment Company	4,354	—	—	—	—	—	4,354

20   Payden Mutual Funds

	Other Financial Instruments[1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$271	$(18)	—	—	$253
Futures	$820	$(419)	—	—	—	—	401
Swaps	—	—	—	(803)	—	—	(803)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. For the year ended October 31, 2022, there were no permanent differences.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For the year ended October 31, 2022, the Fund did not utilize capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

2021		2022
Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
$5,079	$—	$2,560	$—

At October 31, 2022, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$112,322	$2,477	$(8,880)	$(6,403)

At October 31, 2022, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
$1,028	$—	$(6,741)	$—	$(6,403)	$(12,116)

6. Subsequent Events

At a meeting on December 20, 2022, the Board of Trustees of the Payden & Rygel Investment Group approved an interim Investment Management Agreement between the Group and Payden & Rygel, replacing Payden/Kravitz Investment Advisers LLC as investment advisor to the Fund, effective December 30, 2022. A proxy statement related to a special meeting of shareholders to approve the new agreement is forthcoming. At the meeting the Board also approved a change in the name of the Fund to the Payden Managed Income Fund, effective December 30, 2022.

The Fund has evaluated subsequent events through the issuance of the financial statements and has determined that no other events have occurred that require disclosure.

Annual Report   21

Financial Highlights

For the share outstanding for each of the periods ended October 31st

	Institutional Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.85	$10.51	$10.87	$10.64	$10.69

Income (loss) from investment activities:
Net investment income	0.34 (1)	0.24 (1)	0.34 (1)	0.36 (1)	0.30 (1)
Net realized and unrealized gains (losses)	(0.96)	0.47	(0.35)	0.21	(0.08)

Total from investment activities	(0.62)	0.71	(0.01)	0.57	0.22

Distributions to shareholders:
From net investment income	(0.23)	(0.37)	(0.35)	(0.34)	(0.27)

Net asset value — end of period	$10.00	$10.85	$10.51	$10.87	$10.64

Total return	(5.80)%	6.94%	(0.08)%	5.53%	2.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$2,829	$1,095	$530	$6,833	$6,930
Ratio of gross expense to average net assets	1.60%	1.54%	1.52%	1.44%	1.42%
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	2.69%	1.63%	2.69%	2.88%	2.37%
Ratio of net investment income to average net assets	3.33%	2.23%	3.25%	3.36%	2.84%
Portfolio turnover rate	122%	155%	71%	84%	130%

The Class commenced operations on June 1, 2016.

	SI Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.70	$10.39	$10.78	$10.58	$10.65

Income (loss) from investment activities:
Net investment income	0.28 (1)	0.21 (1)	0.30 (1)	0.32 (1)	0.27 (1)
Net realized and unrealized gains (losses)	(0.91)	0.47	(0.34)	0.21	(0.08)

Total from investment activities	(0.63)	0.68	(0.04)	0.53	0.19

Distributions to shareholders:
From net investment income	(0.23)	(0.37)	(0.35)	(0.33)	(0.26)

Net asset value — end of period	$9.84	$10.70	$10.39	$10.78	$10.58

Total return	(6.03)%	6.66%	(0.42)%	5.22%	1.82%

Ratios/supplemental data:
Net assets, end of period (000s)	$67,639	$82,019	$98,931	$130,036	$122,782
Ratio of gross expense to average net assets	1.62%	1.54%	1.51%	1.44%	1.42%
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.40%	1.66%	2.63%	2.87%	2.41%
Ratio of net investment income to average net assets	2.76%	1.95%	2.90%	3.06%	2.58%
Portfolio turnover rate	122%	155%	71%	84%	130%

The Fund commenced operations on September 22, 2008.

(1) Based on average shares outstanding.

See notes to financial statements.

22   Payden Mutual Funds

For the share outstanding for each of the periods ended October 31st

	Adviser Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$10.40	$10.13	$10.53	$10.36	$10.46

Income (loss) from investment activities:
Net investment income	0.25 (1)	0.17 (1)	0.26 (1)	0.29 (1)	0.24 (1)
Net realized and unrealized gains (losses)	(0.90)	0.46	(0.32)	0.20	(0.08)

Total from investment activities	(0.65)	0.63	(0.06)	0.49	0.16

Distributions to shareholders:
From net investment income	(0.22)	(0.36)	(0.34)	(0.32)	(0.26)

Net asset value — end of period	$9.53	$10.40	$10.13	$10.53	$10.36

Total return	(6.34)%	6.37%	(0.61)%	4.94%	1.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,226	$15,565	$15,534	$22,587	$33,571
Ratio of gross expense to average net assets	1.87%	1.79%	1.76%	1.69%	1.67%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	2.17%	1.40%	2.37%	2.63%	2.13%
Ratio of net investment income to average net assets	2.54%	1.69%	2.64%	2.81%	2.30%
Portfolio turnover rate	122%	155%	71%	84%	130%

The Fund commenced operations on September 22, 2008.

	Retirement Class
	2022	2021	2020	2019	2018
Net asset value — beginning of period	$9.82	$9.60	$10.03	$9.91	$10.04

Income (loss) from investment activities:
Net investment income	0.21 (1)	0.14 (1)	0.22 (1)	0.25 (1)	0.21 (1)
Net realized and unrealized gains (losses)	(0.84)	0.44	(0.31)	0.20	(0.09)

Total from investment activities	(0.63)	0.58	(0.09)	0.45	0.12

Distributions to shareholders:
From net investment income	(0.22)	(0.36)	(0.34)	(0.33)	(0.25)

Net asset value — end of period	$8.97	$9.82	$9.60	$10.03	$9.91

Total return	(6.55)%	6.19%	(0.93)%	4.68%	1.24%

Ratios/supplemental data:
Net assets, end of period (000s)	$21,501	$26,855	$36,402	$35,677	$39,338
Ratio of gross expense to average net assets	2.12%	2.04%	2.02%	1.94%	1.92%
Ratio of net expense to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	1.90%	1.17%	2.07%	2.38%	1.91%
Ratio of net investment income to average net assets	2.26%	1.46%	2.34%	2.57%	2.08%
Portfolio turnover rate	122%	155%	71%	84%	130%

The Class commenced operations on April 6, 2009.

(1) Based on average shares outstanding.

See notes to financial statements.

Annual Report   23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Payden/Kravitz Cash Balance Plan Fund, one of the funds comprising the Payden & Rygel Investment Group (the “Fund”), including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE &TOUCHE LLP
Los Angeles, California
December 26, 2022

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

24    Payden Mutual Funds

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2022. It uses each Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2022	Value October 31, 2022	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$970.90	(2.91)%	0.95%	$4.73
SI Class	1,000.00	969.50	(3.05)%	1.25%	6.22
Adviser Class	1,000.00	967.50	(3.25)%	1.50%	7.45
Retirement Class	1,000.00	966.60	(3.34)%	1.75%	8.68

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (181/365 days) for the six-month period ended October 31, 2022 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2022	Value October 31, 2022	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$1,020.41	2.04%	0.95%	$4.85
SI Class	1,000.00	1,018.89	1.89%	1.25%	6.37
Adviser Class	1,000.00	1,017.63	1.76%	1.50%	7.64
Retirement Class	1,000.00	1,016.37	1.64%	1.75%	8.90

Annual Report   25

Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/ Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the ”Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Seven of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 15, 2021, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2022. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. The determination made by each of the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) the business judgment made by each Independent Trustees.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board delegates the initial responsibility for this process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Audit Committee and the Board in connection with the proposed contract renewal, and (2) to evaluate the information provided in response to these guidelines and requests.

[1]The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

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Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on the Fund to assist the Audit Committee and the Board in their respective deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their investment advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding the Fund, including data relating to the Fund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for the Fund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. Broadridge then summarized the methodologies it employed to provide the data contained in its report. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 15, 2021, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 15, 2021, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

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Approval of Investment Advisory Agreement (Unaudited) continued

3. Nature, Extent and Quality of Services

The Board and Audit Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained the Fund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) the Fund’s benchmark index. The Board and Audit Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent calendar year, the Fund’s results continued on a satisfactory track. In sum, the Board and Audit Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be very competitive with the advisory fees and expenses of this peer group. Overall, the Board and Audit Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

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6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Audit Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

7. Specific-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to the Fund. References below to quintiles are based on data provided to the Board in the report prepared by Broadridge. All time periods referenced below ended as of April 30, 2021.

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 1.10%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was also in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed that, for so long as it is the investment adviser to the Fund, the total Annual Fund Operating Expenses will not exceed 1.25%.

• Performance: The Fund was in the second quintile for the one-year and in the third quintile for the three-year, five-year and ten-year periods of the group of comparable funds.

Annual Report   29

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)
Stephanie Bell-Rose	65	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	75	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	78	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks; Director, First American Financial
Rosemarie T. Nassif	81	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	73	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	80	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Stender E. Sweeney	83	Independent Trustee	1992	19	Private Investor
Jordan H. Lopez	41	Interested Trustee	2020	19	Director, Payden & Rygel
Asha B. Joshi	65	Interested Trustee	2021	19	Managing Director, Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Chief Financial Officer	2003		Managing Director and CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Director and General Counsel, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Senior Vice President and Senior Compliance Officer, Payden & Rygel
Alejandra Murphy		Vice President	2021		Director Payden & Rygel
Reza Pishva		Assistant Secretary	2021		Senior Vice President, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)   Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)   Officers are elected by, and serve at the pleasure of, The Board of Trustees.

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# PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

Adviser Share Class (PKCBX)
Institutional Share Class (PKCIX)
Retirement Share Class (PKCRX)
SI Share Class (PKBIX)

(b)	Not applicable

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 20, 2022, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2021, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

[Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.]

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $735,000 for 2022 and $700,000 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $134,300 for 2022 and $127,900 for 2021. These fees related to the preparation and filing of Federal and state income tax returns and Federal excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $3,200 in 2022 related to a consent in connection with a filing with the SEC on August 24, 2022 for the new Payden Securitized Income Fund.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  NA

(c)  100%

(d)  100%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $137,500 for 2022 and $132,400 for 2021.

(h)

In the fiscal years ended October 31, 2020 and October 31, 2019 respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

Date	December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

Date	December 21, 2022

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Chief Financial Officer
(principal financial officer)

Date	December 21, 2022

* Print the name and title of each signing officer under his or her signature.